Registration filing date:
Registration No. 333-106806
April 11, 2022
811-21397

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

Form N-4
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 25	☒
and
REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 84	☒

NYLIAC VARIABLE ANNUITY
SEPARATE ACCOUNT-IV
(Exact Name of Registrant)

NEW YORK LIFE INSURANCE AND
ANNUITY CORPORATION
(Name of Depositor)
51 Madison Avenue,
New York, New York 10010
(Address of Depositor’s Principal Executive Office)
Depositor’s Telephone Number: (212) 576-7000
Erica E. Carrig, Esq.
New York Life Insurance and Annuity Corporation
51 Madison Avenue
New York, NY 10010
(Name and Address of Agent for Service)

Copy to:
Chip Lunde, Esq. Willkie Farr & Gallagher LLP 1875 K Street, N.W. Washington, DC 20006-1238	Michael McDonnell, Esq. Senior Vice President, Deputy General Counsel, and Chief Insurance Counsel New York Life Insurance Company 51 Madison Avenue New York, NY 10010

Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective (check appropriate box)
☐	immediately upon filing pursuant to paragraph (b) of Rule 485.
☒	on May 1, 2022 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐	on (date) pursuant to paragraph (a)(1) of Rule 485.
If appropriate, check the following box:
☐	This post-effective amendment designates a new effectiveness date for a previously filed post-effective amendment.
Title of Securities Being Registered:
Units of interest in a separate account under a variable annuity contract.

PROSPECTUS Dated May 1, 2022

for

New York Life Elite Variable Annuity

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-IV

This Prospectus describes the individual flexible premium New York Life Elite Variable Annuity policies issued by New York Life Insurance and Annuity Corporation (NYLIAC). We have discontinued sales of these policies. However, we still accept new premium payments for certain in-force policies. We designed these policies to assist individuals with their long-term retirement planning or other long-term needs. The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a surrender charge, federal and state income taxes, and/or a 10% federal penalty tax if withdrawn before age 59 1⁄2), a choice of when Income Payments commence, and a guaranteed death benefit if the Owner or Annuitant dies before Income Payments have commenced. Please note that your policy may vary depending on your state. Any such state variations will be included in your policy or in riders or endorsements attached to your policy. Any material variations are disclosed in this Prospectus.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

The policies involve risks, including potential loss of principal invested. The policies are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the FDIC, the Federal Reserve Board, or any other agency.

Additional information about certain investment products, including variable annuities, has been prepared by the SEC staff and is available at www.Investor.gov.

Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your policy, which can be done in several ways. You can split your premium payments among a Fixed Account, the Dollar Cost Averaging Advantage Account, and up to 18 separate Investment Divisions.

Each Investment Division invests in a corresponding Portfolio. The Portfolios are listed in APPENDIX 2.

We do not guarantee the investment performance of the Investment Divisions. Depending on current market conditions, you can make or lose money in any of the Investment Divisions.

i

ii

DEFINITIONS

Accumulation Unit—An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.

Accumulation Value—The sum of the Variable Accumulation Value, the Fixed Account Accumulation Value, and the DCA Advantage Account Accumulation Value of a policy.

ADBR—Annual Death Benefit Reset Rider.

ADBR Reset Value—On the First Policy Anniversary, the ADBR Reset Value is the greater of (a) the Accumulation Value on the first Policy Anniversary or (b) the Return of Premium Death Benefit. The ADBR Reset Value on the second and each subsequent Reset Anniversary is defined as the greater of (a) the Accumulation Value on the current Reset Anniversary or (b) the Reset Value on the prior Reset Anniversary, plus any premium payments applied since the prior Reset Anniversary, less any ADBR Reset Value Proportional Reductions since the prior Reset Anniversary.

ADBR Reset Value Proportional Reduction—An amount equal to the amount withdrawn from the policy after the first Policy Anniversary (including applicable surrender charges), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the ADBR Reset Value immediately preceding the withdrawal.

Adjusted Premium Payment—The total dollar amount of premium payments made under the policy and allocated to the Investment Divisions and DCA Advantage Account reduced by any withdrawals and applicable surrender charges in excess of any gain in the policy.

Allocation Options—The Investment Divisions of the Separate Account, any available Asset Allocation Model, and the Fixed Account.

Annuitant—The person named on the Policy Data Page and whose life determines the Income Payments, and upon whose death prior to the Annuity Commencement Date, benefits under the policy may be paid.

Annuity Commencement Date—The date on which we are to make the first Income Payment under the policy, which cannot be later than the date you attain age 85.

Asset Allocation Model—A model portfolio comprised of Investment Divisions of the Separate Account. The Asset Allocation Models are no longer available for new investment. The Asset Allocation Model program was discontinued as of May 1, 2020.

Base Contract Charge—Mortality and Expense Risk and Administrative Costs Charge (M&E Charge).

Beneficiary or beneficiary—The person or entity having the right to receive the death benefit proceeds set forth in the policy and who is the “designated beneficiary” for purposes of Section 72 of the Code (as defined below) in the event of the Annuitant’s or the policyowner’s death.

Business Day—Generally, any day on which the New York Stock Exchange (NYSE) is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.

Code—The Internal Revenue Code of 1986, as amended.

Dollar Cost Averaging (DCA) Advantage Account Accumulation Value—The sum of premium payments allocated to the DCA Advantage Account, plus interest credited on those premium payments, less any transfers and partial withdrawals from the DCA Advantage Account, and less any surrender charges and annual policy service charge that may already have been assessed.

Dollar Cost Averaging (DCA) Advantage Account—An Allocation Option that permits dollar cost averaging over a six-month period, and pays interest on amounts remaining in the account. Amounts are transferred from the DCA Advantage Account to the Investment Division(s) you choose on a monthly basis. We credit the DCA Advantage Account with a fixed interest rate. The benefits payable under the DCA Advantage Account (including principal and interest) are payable from NYLIAC’s general account and are subject to the claims-paying ability of NYLIAC.

EBB—Enhanced Beneficiary Benefit.

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Eligible Designated Beneficiary—Eligible Designated Beneficiaries include spouses, minor children (until they reach the age of majority), someone who is disabled or chronically ill (including certain trusts for the disabled or chronically ill), or an individual not more than 10 years younger than the original IRA owner or plan participant.

Fixed Account—An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account. The benefits payable under the Fixed Account (including principal and interest) are payable from NYLIAC’s general account and are subject to the claims-paying ability of NYLIAC.

Fixed Account Accumulation Value—The sum of premium payments and, if allowable, transfers allocated to the Fixed Account, plus interest credited on those premium payments and, if allowable, transfers, less any transfers and partial withdrawals from the Fixed Account, and less any surrender charges and policy service charges and rider charges assessed on and deducted from the Fixed Account.

Fund–A mutual fund that has multiple series or Portfolios.

Good Order—“Good Order” is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it complies with our administrative procedures and is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction or complete the transaction and that it complies with all relevant laws and regulations. We may delay or reject a request if it is not in Good Order. Good Order means the actual receipt by us of instructions relating to the requested transaction in writing or by other means we then permit (such as by telephone or electronic transmission), along with all forms and other information or documentation necessary to complete the request.

Income Payments—Periodic payments NYLIAC makes after the Annuity Commencement Date.

Investment Division—The variable investment options available under the policy. Each Investment Division invests exclusively in shares of a specified Portfolio.

IPP—Investment Protection Plan.

Life Income – Guaranteed Period Payment Option—The default Income Payment option available under this policy. Monthly payments made under this option are made over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if the Annuitant dies before the 10-year has expired.

M&E Charge—The Mortality and Expense Risk and Administrative Costs Charge. Also referred to as a “Base Contract Charge.”

Non-Qualified Policies—Policies that are not available for use by individuals in connection with employee retirement plans intended to qualify for special federal income tax treatment under Sections 403(b), 408, 408A, and 457 of the Code. Non–Qualified Policies include policies issued for other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

NYLIAC, we, our or us—New York Life Insurance and Annuity Corporation.

Owner (you, your)—The individual(s) or entity(ies) designated as the Owner in the policy or as subsequently changed, who is entitled to exercise all rights under the policy, and upon whose death prior to the Annuity Commencement Date, benefits under the policy may be paid.

Payment Date—The Business Day on which we receive a premium payment at the address specified in this Prospectus to receive such payment in Good Order.

Payment Year(s)—With respect to any premium payment, the year(s) beginning on the date such premium payment is made to the policy (for single premium policies, this definition is modified as indicated in Appendix 1 of this Prospectus).

Policy Anniversary—An anniversary of the Policy Date shown on the Policy Data Page.

Policy Data Page—Page 2 of the policy which contains the policy specifications.

Policy Date—The date from which we measure Policy Years, quarters, months, and Policy Anniversaries. It is shown on the Policy Data Page.

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Policy Year—A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

Portfolios—The mutual fund portfolios in which the corresponding Investment Divisions invest.

Qualified Policies—Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408, 408A, and 457 of the Code. Qualified Policies do not include policies issued for any other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

Rider Reset—Changing the guaranteed amount of the Investment Protection Plan Rider to make it equal to the Accumulation Value (less any applicable reductions) on the next Policy Anniversary.

Sales Standards—The criteria used to evaluate whether a recommended transaction, relating to your policy, complies with applicable standards of conduct.

Separate Account(s)—NYLIAC Variable Annuity Separate Account-IV, a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account’s Investment Divisions, in turn, purchase shares of Portfolios.

Standard Death Benefit—If you or the Annuitant dies before the Annuity Commencement Date, the standard death benefit that is guaranteed to your Beneficiaries, which will be the greater of: (i) the Accumulation Value, less any Mortality and Expense Risk and Administrative Costs Charge or pro-rata portion thereof, as of the day we receive a claim form in Good Order; or (ii) the sum of all premium payments made, less any partial withdrawals and surrender charges previously imposed, less any rider charges deducted since the Policy Date.

Surrender Charge Free Amount—You may withdraw a certain amount from your policy each Policy Year without having to pay a surrender charge on that amount. We call this the Surrender Charge Free Amount. The maximum amount you may withdraw without a surrender charge in any given Policy Year is the greatest of either: (i) 10% of the Accumulation Value at the time of the withdrawal, less any prior withdrawals made during the Policy Year that were surrender charge free; (ii) the Accumulation Value less the accumulated premium payments; or (iii) 10% of the Accumulation Value as of the prior Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year), less any surrender charge free withdrawals during the Policy Year.

Surrender Charge Period—The eight-year period of time during which a partial withdrawal or surrender could be subject to a surrender charge. Each premium payment you make will have its own Surrender Charge Period applicable to that payment.

Variable Accumulation Value—The sum of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

VPSC—The Variable Products Service Center.

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IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

An investment in the policy is subject to fees, risks, and other important considerations, some of which are briefly summarized in the following table.

	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawal	If you withdraw more than the Surrender Charge Free Amount within 8 years following your last premium payment, you will be assessed a surrender charge. The maximum surrender charge is 8% of the amount withdrawn during the first three Payment Years declining to 0% over that eight-year period. For example, if you make an early withdrawal within the first three Payment Years, you could pay a surrender charge of up to $8,000 on a $100,000 investment.			CHARGES AND DEDUCTIONS – Transaction Expenses – Surrender Charges
Transaction Charges	We reserve the right to assess a transaction charge if you transfer cash value between investment options more than 12 times a year, or if a premium payment is returned for insufficient funds. Although we do not currently charge for such transactions, we reserve the right to charge up to $30 per transaction.			CHARGES AND DEDUCTIONS – Transaction Expenses
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Policy Data Page for information about the specific fees you will pay each year based on the options you have elected.			CHARGES AND DEDUCTIONS – Annual Policy Expenses; Annual Portfolio Expenses; Optional Benefit Expenses
	ANNUAL FEE	Minimum	Maximum
	Base contract[1]	1.70%	1.70%	CHARGES AND DEDUCTIONS – Annual Policy Expenses
	Investment options (Portfolio fees and expenses)[2]	0.39%	1.60%	CHARGES AND DEDUCTIONS – Annual Portfolio Expenses
	Optional benefits available for an additional charge (for a single optional benefit, if elected)[3]	0.30%[3]	0.85%[4]	CHARGES AND DEDUCTIONS – Optional Benefit Expenses

[1] Calculated as an annualized percentage of the Adjusted Premium Payments allocated to the Investment Divisions and the DCA Advantage Account.

[2] As a percentage of average net Portfolio assets. The range in fees and expenses is for the year ended December 31, 2021 and will change from year to year.

[3] As a percentage of the policy’s Accumulation Value.

[4] As a percentage of the guarantee under the optional benefit.

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Because your policy is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your policy, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the policy, which could add surrender charges that substantially increase costs.
	LOWEST ANNUAL COST:	HIGHEST ANNUAL COST
	$1,671.10	$3,784.61
	Assumes:	Assumes:
	• Investment of $100,000	• Investment of $100,000
	• 5% annual appreciation	• 5% annual appreciation
	• Least expensive combination of Base Contract Charges and Portfolio fees and expenses • No optional benefits	• Most expensive combination of Base Contract Charges, optional benefits, and Portfolio fees and expenses
	• No sales charges	• No sales charges
	• No additional purchase payments, transfers or withdrawals	• No additional purchase payments, transfers or withdrawals

	RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this policy.		PRINCIPAL RISKS
Not a Short-Term Investment	This policy is not designed for short-term investing and is not appropriate for an investor who readily needs access to cash. Surrender charges apply for up to 8 years following your last premium payment. They will reduce the value of your policy if you withdraw money during that time. The benefits of tax deferral and living benefit protections also mean the policy is more beneficial to investors with a long time horizon. If you elect an investment protection rider, you will not receive a benefit under the rider unless you hold the policy for at least the specified Holding Period applicable to the rider.		PRINCIPAL RISKS
Risks Associated with Investment Options

•  An investment in this policy is subject to the risk of poor investment performance and can vary depending on the performance of the variable investment options (e.g., Portfolios) and guaranteed options (e.g., the Fixed Account and DCA Advantage Account) you choose.

•  Each investment option has its own unique risks.

•  You should review the prospectuses for the available Portfolios and the description in this prospectus of the Fixed Account and the DCA Advantage Account before making an investment decision.

PRINCIPAL RISKS
Insurance Company Risks	An investment in the policy is subject to the risks related to NYLIAC, including that any obligations, guarantees, and benefits of the policy are subject to the claims-paying ability of NYLIAC. If NYLIAC experiences financial distress, it may not be able to meet its obligations to you. More information about NYLIAC is available upon request from NYLIAC by calling the VPSC at 1-800-598-2019.		PRINCIPAL RISKS

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	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments

•  We limit the number of Investment Divisions you may choose. You may allocate premium payments to up to 18 separate Investment Divisions, plus the Fixed Account, some of which may not be available under your policy.

•  We reserve the right to charge $30 for each transfer when you transfer money between Investment Divisions in excess of 12 times in a Policy Year.

•  We reserve the right to limit transfers in circumstances of frequent transfers or to prevent market timing.

•  We reserve the right to remove, close, or substitute Portfolios as investment options that are available under the policy.

THE POLICIES— Policy Application and Premium Payments, Transfers, and Limits on Transfers NYLIAC AND THE SEPARATE ACCOUNT— Additions, Deletions, or Substitutions of Investments
Optional Benefits

•  Some optional benefits cannot be cancelled without surrendering your policy.

•  Under certain benefits, a withdrawal could reduce the value of a benefit by more than the dollar amount of the withdrawal.

•  You are required to have a minimum Accumulation Value for some optional benefits.

•  We may modify or discontinue an optional benefit at any time.

•  Some optional benefits cannot be cancelled without surrendering your policy.

DESCRIPTION OF BENEFITS

	TAXES	LOCATION IN PROSPECTUS
Tax Implications

•  Consult with a tax professional to determine the tax implications of an investment in, withdrawals from and surrenders of this policy.

•  If you purchase the policy through a tax-qualified plan or individual retirement account (IRA), such plan or IRA already provides tax deferral under the Code and there are fees and charges in an annuity that may not be included in such other investments. Therefore, the tax deferral of the annuity does not provide additional benefits.

•  Premiums that are made on a pre-tax basis as well as earnings on your policy are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a 10% penalty tax if you take a withdrawal before age 59 1⁄2.

FEDERAL TAX MATTERS

	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation	Your registered representative may receive compensation for selling this policy to you, in the form of commissions, asset-based compensation, allowances for expenses, and other compensation programs. Your registered representative may have a financial incentive to offer or recommend this policy over another investment.	DISTRIBUTION AND COMPENSATION ARRANGEMENTS
Exchanges	Your registered representatives may have a financial incentive to offer you a new policy in place of the one you own. You should consider exchanging your policy if you determine, after comparing the features, fees, and risks of both policies, that it is in your best interest to purchase the new policy rather than continue to own your existing policy.	THE POLICIES – Tax-Free Section 1035 Exchanges

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OVERVIEW OF THE POLICY

Q. What is this policy, and what is it designed to do?

A.

The New York Life Elite Variable Annuity is designed to assist individuals with their long-term retirement planning or other long-term needs through investments in a variety of Allocation Options during an accumulation (savings) phase of the policy. The policy also offers death benefits to protect your designated beneficiaries. You can also elect to supplement your retirement income by converting your Accumulation Value into a stream of Income Payments (sometimes called annuity payments). This policy is only appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Portfolios.

Q. How do I accumulate assets in the policy and receive income from the policy?

A.	Your policy has two phases:

•	the accumulation (savings) phase, when you make premium payments to us, and

•	the annuity (income) phase, when we make Income Payments to you.

Accumulation (Savings) Phase

During the accumulation (savings) phase of the policy, you can invest your premium payments in:

•

a variety of Investment Divisions (you may choose up to 18). Each Investment Division invests in a corresponding (mutual fund) Portfolio, each of which has its own investment strategies, investment adviser(s), expense ratios, and returns. A list of Portfolios is provided in APPENDIX 2: Portfolios Available Under the Policy;

•	a Fixed Account option, which offers an interest rate at least equal to the guaranteed minimum interest rate; and

•

a DCA Advantage Account, which transfers amounts automatically to the Investment Divisions you choose in up to six monthly increments and pays you interest on amounts remaining in the DCA Advantage Account.

Annuity (Income) Phase

You can elect to annuitize your policy and turn your Accumulation Value into a fixed stream of Income Payments (sometimes called annuity payments) from NYLIAC. If you do that, we will make payments over the life of the Annuitant(s) for 10 years, even if the Annuitant dies sooner. This is called the Life Income – Guaranteed Period Payment Option. We may offer other options, at our discretion, where permitted by state law. We do not currently offer variable Income Payment options.

Please note that when you annuitize your policy, your Accumulation Value will be converted to Income Payments and you may no longer withdraw money at will from your policy. However, you may elect partial annuitization and apply a portion of your Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy can remain invested in your Allocation Options and will continue to provide the opportunity to accumulate Accumulation Value on a tax-deferred basis. All benefits (including guaranteed minimum death benefits and living benefits) terminate when you annuitize your entire Accumulation Value.

Q. What are the policy’s primary features and options?

A.

Accessing your money. Until you annuitize (begin Income Payments), you have full access to your money. You can choose to withdraw part or all of your Accumulation Value at any time (through partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrendering the policy). See “ANNUITY PAYMENTS (THE INCOME PHASE)—Annuity Commencement Date.” However, if you withdraw more than the Surrender Charge Free Amount during the Surrender Charge Period before age 59 1⁄2, you may have to pay a surrender charge and/or taxes, including tax penalties (see “DISTRIBUTIONS UNDER THE POLICY” and “FEDERAL TAX MATTERS”).

Tax treatment. Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your policy, such as when (1) you make a withdrawal; (2) you receive an Income Payment from the policy; or (3) upon payment of a death benefit.

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Transferring your money. You may, within limits, transfer amounts between Investment Divisions of the Separate Account, an available Asset Allocation Model or to the Fixed Account (if available) any time prior to 30 days before the Annuity Commencement Date, although certain restrictions may apply with respect to transfers into the Fixed Account. Your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

Death benefits. Unless amended by any rider attached to the policy, your policy includes a Standard Death Benefit. If you or the Annuitant dies before the Annuity Commencement Date, we will pay the Beneficiary(ies) under the Policy, as of the day we receive a claim form in Good Order, the Standard Death Benefit, which is the greatest of: (i) the Accumulation Value , less any Mortality and Expense Risk and Administrative Costs Charge or pro- rata portion thereof; or (ii) the sum of all premium payments made, less any partial withdrawals, and surrender charges previously imposed, less any rider charges. The Enhanced Beneficiary Benefit Rider, the Enhanced Spousal Continuance Rider, and the Annual Death Benefit Reset (ADBR) Rider were available for an additional fee at the time of application. These optional benefits may increase the amount of money payable to your designated beneficiaries upon your death.

If you die before the Annuity Commencement Date and your spouse is the Beneficiary, your spouse (as defined under Federal law) may continue the policy as the new Owner if he/she is also the sole primary Beneficiary of the policy (for Non-Qualified, IRA, Roth IRA, SIMPLE IRA, and SEP policies only). If you are also the Annuitant, your spouse will also become the new Annuitant. If your spouse chooses to continue the policy, we will not pay the death benefit proceeds as a consequence of your death or the Annuitant’s death. If you elect the EBB Rider and the Enhanced Spousal Continuance Rider (“ESC Rider”) applies, see the EBB and ESC Riders.

Optional benefits that occur during your lifetime. For an additional fee, the Investment Protection Plan Rider and an EBB Rider were available at the time of application. The charge for the Investment Protection Plan Rider is deducted from your Accumulation Value on each policy quarter and varies based on when you purchased or reset the rider. The Investment Protection Plan Rider generally provides protection against decreases in the policy’s Accumulation Value due to negative investment performance and the amount that is guaranteed will depend on when you select or reset it. The charge for the EBB Rider is deducted from your Accumulation Value on each policy quarter. The EBB Rider can increase the death benefit if you or the Annuitant die before the Annuity Commencement Date. The ESC Rider is available, subject to state availability, at no additional charge if the EBB Rider is elected.

Living Needs Benefit/Unemployment benefit. At no additional charge, we currently include a Living Needs Benefit/Unemployment Rider with all policies. This benefit increases the amount that can be withdrawn from your policy without a surrender charge when certain qualifying events occur.

Automatic asset reallocation and dollar cost averaging. At no additional charge, you may select automatic asset reallocation, which automatically rebalances your value in the Investment Divisions to maintain your chosen percentage allocation. Also, at no additional charge, you may select either (i) traditional dollar cost averaging, which automatically transfers a specific amount of money from any Investment Division to any combination of Investment Divisions and/or Fixed Account at set intervals, or (ii) the DCA Advantage Account, which is an Allocation Option that transfers amounts automatically to the Investment Divisions you choose in up to six monthly increments and pays you interest on amounts remaining in the account. (You may not elect traditional dollar cost averaging if you have elected automatic asset reallocation).

Interest sweep. At no additional charge, you may select the interest sweep option which automatically transfers interest earned on the Fixed Account to one or any combination of Investment Divisions or an available Asset Allocation Model.

Electronic Delivery. You may elect to receive electronic delivery of current prospectuses related to this policy, as well as other policy-related documents.

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TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, making withdrawals from, or surrendering the policy. Please refer to your Policy Data Page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender, or make withdrawals from the policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted.

Transaction Expenses

Surrender Charges (as a percentage of amount withdrawn). Applied to amounts in excess of the Surrender Charge Free Amount that you may withdraw each Policy Year.

Payment Year	1	2	3	4	5	6	7	8	9+
Surrender Charge	8.00%	8.00%	8.00%	7.00%	6.00%	5.00%	4.00%	3.00%	0.00%

Other Transaction Charges	Guaranteed maximum fee	Current fee
Transfer Fee (charged for transfers in excess of 12 in a policy year)	$30	$0
Payments Returned for Insufficient Funds	$20	$0

The next table describes the fees and expenses that you will pay each year during the time that you own the policy (not including Portfolio fees and expenses).

If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Policy Expenses

Base Contract Charges (Without Optional Benefits)

Administrative Expense[1]	$30
Base Contract Expenses[2]	Guaranteed Maximum Charge	Current Charge
	1.70%	1.70%

[1]

We call this fee the “Annual Policy Service Charge” in your policy and elsewhere in the prospectus. This fee is waived for policies that have $100,000 or more of Accumulation Value on a given Policy Anniversary.

[2]

We call this the “Mortality and Expense Risk and Administrative Costs Charge (M&E)” in your policy and elsewhere in this prospectus. It is calculated as an annualized percentage of the Adjusted Premium Payments allocated to the Investment Divisions and the DCA Advantage Account, deducted on a quarterly basis.

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Optional Benefit Expenses

Investment Protection Plan Rider	Guaranteed Maximum Charge	Current Charge
Annual Charge[1] [1] Calculated as an annualized percentage of the amount that is guaranteed under the IPP Rider, deducted on a quarterly basis)
Annual Charge if you added the IPP or elected an IPP Rider Reset on or after November 13, 2017	1.00%	0.80%
Annual Charge if you added the IPP or elected an IPP Rider Reset between May 1, 2016 and November 12, 2017	1.00%	0.85%
Annual Charge if you added the IPP or elected an IPP Rider Reset before May 1, 2016	1.00%	0.65%

Rider Risk Charge Adjustment	Guaranteed Maximum Charge	Current Charge
(IPP Cancellation Charge) (one-time charge for cancellation of the IPP, calculated as a percentage of the amount guaranteed).	2.00%	2.00%

Annual Death Benefit Reset Rider (ADBR)	Guaranteed Maximum Charge	Current Charge
ADBR Rider Charge (calculated as an annualized percentage of the ADBR Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year), deducted on a quarterly basis; for a detailed explanation of the term “ADBR Reset Value,” see “DESCRIPTION OF BENEFITS–Annual Death Benefit Reset (ADBR) Rider”).	1.00%	0.30% (if the oldest Owner was age 65 or younger when the policy was issued)
		0.35% (if the oldest Owner was age 66 to 75 inclusive when the policy was issued)

Enhanced Beneficiary Benefit Rider	Guaranteed Maximum Charge	Current Charge
Annual Charge for Enhanced Beneficiary Benefit Rider (calculated as an annualized percentage of the policy’s Accumulation Value, deducted on a quarterly basis).	1.00%	0.30%

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the policy. The expenses may be higher or lower in the future. A complete list of Portfolios available under the policy, including their annual expenses, may be found in APPENDIX 2.

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Annual Portfolio Expenses

	Minimum	Maximum
Expenses that are deducted from the Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses.[1]
Before fee waivers and expense reimbursements	0.39%	1.60%
After fee waivers and expense reimbursements[2]	0.28%	1.39%

[1]	Shown as a percentage of average net assets for the fiscal year ended December 31, 2021.

[2]	Fee waivers and expense reimbursements are expected to continue through April 30, 2023 and may be terminated at any time thereafter at the option of the Portfolio company.

Examples

These Examples are intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity policies. These costs include transaction expenses, annual policy expenses and Annual Portfolio Expenses.

These Examples assume that you invest $100,000 in the policy for the time periods indicated. The Example also assumes that your investment has a 5% return each year, and assumes the most expensive combination of Base Contract Charges, Annual Portfolio Expenses and optional benefits for an additional charge*. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Years
	1 yr	3 yr	5 yr	10 yr
If you surrender your policy at the end of the applicable time period:	$12,097.86	$21,902.01	$29,907.47	$49,023.94
If you annuitize at the end of the applicable time period:	$12,097.86	$14,677.59	$24,476.13	$49,023.94
If you do not surrender your policy:	$4,889.93	$14,677.59	$24,476.13	$49,023.94
* Assumes you have elected a policy with IPP, ADBR and EBB.

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PRINCIPAL RISKS

This section is intended to summarize the principal risks of investing in the policy.

Poor Investment Performance. You can lose money by investing in this policy, including loss of principal. An investment in this policy is subject to the risk of poor investment performance and can vary depending on the performance of the Allocation Options you choose. You bear the risk of any decline in your policy’s value resulting from the performance of the Portfolios you have chosen. Amounts allocated to a Portfolio or an Asset Allocation Model are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Portfolios’ investments. Each investment option (including the Fixed Account) has its own unique risks. For more information about the risks of investing in a particular Portfolio, see that Portfolio’s prospectus which can be found online at https://dfinview.com/NewYorkLife/TAHD/elite. You can also request this information at no cost by calling the VPSC at 1-800-598-2019 or by sending an email request to EliteProspectus@newyorklife.com. You should review the prospectuses for the available Portfolios before making an investment decision.

Liquidity Risk. This policy is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. Surrender charges (for amounts above the Surrender Charge Free amount) apply for up to eight years after your last premium payment. They will reduce the value of your policy if you withdraw money during that time. If you need to make early or excess withdrawals, they could substantially reduce or even terminate the benefits available under the policy. There may be adverse tax consequences if you make early withdrawals under the policy. The benefits of tax deferral and the policy’s living benefit protections also mean the policy is better for investors with a long time horizon.

Conditions to Policy Benefits. Certain benefits under the policy are contingent on several conditions being met. If those conditions are not met you may not realize a benefit from the policy or the optional benefits for which you have been charged a fee. For example:

•	You may need to take early or excess withdrawals which have the potential to substantially reduce the Standard Death Benefit available under the policy.

•

The Investment Protection Plan Rider requires that you hold the policy for at least ten years. If you elect a rider reset, a new ten-year holding period will begin and new charges may apply. If you surrender the policy before the applicable ten-year holding period is over, you will not receive a benefit under the rider. If you take a partial withdrawal, the benefit provided by the rider will be reduced proportionally by any such withdrawal. If your Accumulation Value is less than the amount guaranteed by the rider at the time the withdrawal is requested, the reduction in your guaranteed amount will be greater than the benefit by more than the dollar amount of the withdrawal. Accordingly, under certain circumstances, a withdrawal could reduce the value of the benefit by more than the amount withdrawn. The Rider is only available on IRA, SEP IRA, and SIMPLE IRA policies if the policyowner is age 65 or younger on the date the rider takes effect. This Rider is also available on all Non-Qualified and Roth IRA policies so long as the first date that you can exercise and receive benefits under the rider is before the Annuity Commencement Date. If you cancel your Investment Protection Plan Rider, you will be assessed a cancellation charge, which could significantly increase your costs under the policy.

•

The Living Needs Benefit and Unemployment Riders only provide a benefit after the policy has been in force for at least one year and only if a Qualifying Event occurs. They require a minimum Accumulation Value of $5,000.

•

The Enhanced Beneficiary Benefit Rider and Annual Death Benefit Reset Rider only provide a benefit if your policy value increases over time. In addition, withdrawals will reduce the value of the benefits in proportion to the amount of the withdrawal relative to the total policy value at the time of the withdrawal. Accordingly, under certain circumstances, a withdrawal could reduce the value of the EBB or ADBR benefit by more than the dollar amount of the withdrawal.

Alternatives to the Policy. Other policies or investments may provide more favorable returns or benefits than the policy and may have lower fees and expenses.

Investment Restrictions. We reserve the right to limit transfers, and we reserve the right to charge $30 for each transfer when you transfer money to or from the Investment Divisions and the Fixed Account more than 12 times in a

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Policy Year. We also reserve the right to terminate certain policy features such as dollar cost averaging, Automatic Asset Reallocation, Asset Allocation Models, and Interest Sweep.

We may impose limits on the minimum and maximum amounts that you may invest in the policy or other transaction limits that may limit your use of the policy. In addition, we reserve the right to remove Investment Divisions or substitute Portfolios as investment options that are available under the policy.

Potentially Harmful Transfer Activity. This policy is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners. We have limitations and restrictions on transfer activity, which we apply to all owners of the policy without exception. (See “THE POLICIES—Limits on Transfers” for more information.) We cannot guarantee that these limitations and restrictions will be effective in detecting and preventing all transfer activity that could potentially disadvantage or hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

•	Portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective;

•	Increased administrative and Fund brokerage expenses; and/or

•	Dilution of the interests of long-term investors.

A Portfolio may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your Request for a transfer. (See “THE POLICIES—Limits on Transfers” for more information on the risks of frequent trading.)

Fees and Charges. Deduction of policy fees and charges (including surrender charges), and optional benefit fees, may result in loss of principal. We reserve the right to increase the fees and charges under the policy and optional benefits up to the maximum guaranteed fees and charges stated on your Policy Data Page.

Fixed Account Rates. The rate we declare for the Fixed Account may be lower than you would find acceptable.

DCA Advantage Account Rates. The crediting rate that we declare for the DCA Advantage Account may be lower than what you would find acceptable.

Adverse Tax Consequences. There are a number of tax risks that may arise in connection with purchasing the policy. These risks include: (1) the possibility that the Internal Revenue Service (“IRS”) may interpret the rules that apply to variable annuities in a manner that could result in you being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as an annuity for federal tax purposes resulting in the loss of favorable tax treatment accorded your policy; and (3) the possibility of a change in the present federal income tax laws that apply to your policy, or of the current interpretations by the IRS, which may change from time to time without notice, and could have retroactive effects regardless of the date of enactment or publication, as the case may be.

Insurance Company Risks. Any obligations (including those of the Fixed Account), guarantees, and benefits of the policy are subject to the claims-paying ability of NYLIAC. If NYLIAC experiences financial distress, it may not be able to meet its obligations to you. More information about NYLIAC is available upon request from NYLIAC by calling the VPSC at 1-800-598-2019.

Risks Affecting our Administration of Your Policy. NYLIAC’s business activity and operations, and/or the activities and operations of our service providers and business partners, are subject to certain risks, including, those resulting from information systems failures, cyber-attack, or current or future outbreaks of infectious diseases, viruses (including COVID-19), epidemics or pandemics (“serious infectious disease outbreaks”). These risks are common to all insurers and financial service providers and may materially impact our ability to administer the policy (and to keep policyowner information confidential). (See the SAI “ADDITIONAL INFORMATION ABOUT RISKS (Non-Principal Risks)” for more information.)

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CONTACTING NYLIAC

Where do I send written service requests?

Certain service requests, including but not limited to death benefit claims and surrenders, are required to be in writing.

All written service requests (except for subsequent premium payments ) must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the following addresses:

	Regular Mail	Express Mail

	NYLIAC Variable Products Service Center	NYLIAC Variable Products Service Center
	Madison Square Station	51 Madison Avenue
	P.O. Box 922	Floor 3B, Room 0304
	New York, NY 10159	New York, NY 10010
Death Claim forms may also be submitted to	Regular Mail	Express Mail
	New York Life	New York Life
	P.O. Box 130539	4849 Greenville Ave., STE 700
	Dallas, TX 75313–0539	Dallas, TX 75206

Subsequent premium payments should be sent to the VPSC at one of the following addresses (acceptance of subsequent premium payments is subject to our Sales Standards):

	Regular Mail	Express Mail

Subsequent Premium	NYLIAC	NYLIAC, Suite 3021
Payments	75 Remittance Drive	c/o The Northern Trust Bank
	Suite 3021	350 North Orleans Street
	Chicago, IL 60675–3021	Receipt & Dispatch, 8th Floor
Chicago, IL 60654

Written service requests will be effective as of the Business Day they are received in Good Order at the VPSC at one of the addresses listed above.

Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. All service requests must be in Good Order. Please review all service request forms carefully and provide all required information that is applicable to the transaction. If your request is not in Good Order, we will not process it. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important policy statements and other information.

How do I contact NYLIAC by Telephone or Online?

a. By Telephone:

Certain service requests, including but not limited to obtaining current unit values may be made by telephone. You may reach our customer service representatives at 1-800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time).

b. Online:

Certain service requests, including but not limited to, transferring assets between Allocation Options and e-mailing the Registered Representative, may be made online. For online requests please visit www.newyorklife.com and enter your user name and password. (See “THE POLICIES — Online Service at www.newyorklife.com.”)

We make online services available at our discretion. In addition, availability of online services may be interrupted temporarily at certain times. We do not assume responsibility for any loss if the online service should become

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unavailable. E-mail inquiries that are non-transactional may be sent through www.newyorklife.com once they have passed all security protocols to identify the policyowner.

NYLIAC is not liable for any loss, cost or expense for action on instructions from authorized third parties which are believed to be genuine in accordance with our procedures. (See “THE POLICIES—Third Party and Registered Representative Actions”). You are responsible for and bear the consequence of their instructions and other actions, including exceeding any limits on transfers, taken by parties acting on your behalf. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time, or received on a non-Business Day, will be priced as of the next Business Day.

Only for New York Life Elite Variable Annuity policies previously sold by registered representatives of third party broker-dealers that have selling agreements with NYLIFE Distributors LLC and NYLIAC, please note the information provided below with respect to sending service requests and subsequent premium payments.

You may send service requests to the NYL Annuity Service Center address as follows:

Regular Mail	New York Life Annuities Service Center
P.O. Box 9859 Providence, RI 02940

Express Mail	New York Life
c/o BNY Mellon 4400 Computer Drive Westborough, MA 01581

Customer Service and Unit Values: 1-800-762-6212

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NYLIAC AND THE SEPARATE ACCOUNT

New York Life Insurance and Annuity Corporation

The obligations under the policies (including Fixed Account and DCA Advantage Account obligations, death benefits, living benefits, or other benefits available under the policy) are obligations of NYLIAC and are subject to NYLIAC’s claims-paying ability and financial strength. NYLIAC’s business address is 51 Madison Avenue, New York, NY 10010.

The Separate Account

Separate Account IV is a segregated asset account we established to receive and invest premium payments paid under the policies and allocated to the Investment Divisions. The Investment Divisions, in turn, purchase shares of Portfolios.

Although the assets of the Separate Accounts belong to NYLIAC, these assets are held separately from our other assets. The Separate Accounts’ assets may not be used to pay any liabilities of NYLIAC (except to the extent that assets in the Separate Accounts exceed the reserves and other liabilities of that Separate Account). The income, capital gains, and capital losses credited to, or charged against the Separate Accounts reflect the Separate Account’s own investment experience and not the investment experience of NYLIAC’s other assets. Therefore, the investment performance of the Separate Accounts is entirely independent of the investment performance of the Fixed Account, the DCA Advantage Account and any other separate account of NYLIAC.

NYLIAC is obligated to pay all amounts promised to investors under the policies.

Separate Account IV is divided into Investment Divisions, some of which may not be available under your policy. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Portfolios of the relevant Fund. The Portfolios in which the Investment Divisions currently invest are listed in APPENDIX 2 of this Prospectus.

The Portfolios

The assets of each Portfolio are separate from the others, and each Portfolio has different investment objectives and policies. As a result, each Portfolio operates as a separate investment fund, and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this Prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same.

We offer no assurance that any of the Portfolios will attain their respective stated objectives.

The Portfolios also may make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called “mixed funding.” The Portfolios also may make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Portfolio might at some time be in conflict. In the event that any material conflicts arise from the use of the Portfolios for mixed and shared funding, we could be required to withdraw from a Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Portfolio prospectus.

The Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the Mainstay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Portfolio, the Portfolio’s investment adviser, or its distributor.

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We may receive payments or compensation from the Portfolios or their investment advisers, or from other service providers of the Portfolios (who may be affiliates of NYLIAC) in connection with administration, distribution, and other services we provide with respect to the Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Portfolio and deducted from Portfolio assets and/or from “Rule 12b-1” fees charged by the Portfolio and deducted from Portfolio assets. These payments are also a factor in our selection of Portfolios. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and in its role as an intermediary of the Portfolios. Policyowners, through their indirect investment in the Portfolios, bear the costs of these fees.

The amounts we receive may be substantial, may vary by Portfolio, and may depend on how much policy value is invested in the particular Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts up to 0.35% annually of the aggregate net asset value of the shares of some of the Portfolios held by the Investment Divisions. We also receive compensation under various 12b-1 distribution services arrangements in amounts up to 0.25% annually of the aggregate net asset value of the shares of some of the Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

The Portfolios, along with their respective name, type (e.g., large cap equity fund, bond fund, asset allocation fund), investment adviser (and any sub-adviser(s)), current expenses, and performance are listed in APPENDIX 2. More detailed information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at https://dfinview.com/NewYorkLife/TAHD/elite. You can also request this information at no cost by contacting your Registered Representative, calling the VPSC at 1-800-598-2019 or by sending an email with your name and mailing address to EliteProspectus@newyorklife.com. You should read the Portfolios’ prospectuses before deciding how to allocate premium payments to an Investment Division corresponding toa Portfolio.

Asset Allocation Models

The Asset Allocation Model program was discontinued as of May 1, 2020. As of May 1, 2020, you may not select an Asset Allocation Model or transfer from one Asset Allocation Model to another Asset Allocation Model. If any portion of your Accumulation Value is currently allocated to an Asset Allocation Model, you may continue to allocate all or a portion of your premium payments to such model. We will not reallocate your Accumulation Value or change your premium allocation instructions in response to these changes unless you direct us to do so. If, however, you transfer your entire allocation out of an Asset Allocation Model, you will not be able to transfer back into that model or transfer to any other Asset Allocation Model.

Information for Policyowners Currently Allocated to an Asset Allocation Model

Each Asset Allocation Model was designed to seek to achieve a different investment objective. The Asset Allocation Models are general in nature and are not tailored or personalized for you. The Asset Allocation Models are static but gains and/or losses from the Portfolios in a model will cause the model’s original percentages to shift. However, amounts allocated to a model will be rebalanced to reflect the model’s original percentages using the policy’s Automatic Asset Reallocation (“AAR”) feature, unless you opted not to have AAR applied to your policy. (See “DESCRIPTION OF BENEFITS—Automatic Asset Reallocation” for more information.)

In addition, the Investment Divisions and allocation percentages for your model could change due to events such as mergers, substitutions, liquidations or closures. We will notify you in writing of any such events and seek your instructions on how you want your Accumulation Value or premium payments reallocated.

If you wish to keep your policy’s Accumulation Value allocated to an Asset Allocation Model, you should consult with your registered representative, who can help you evaluate whether it continues to be suitable and appropriate for you in light of your financial situation, risk tolerance, time horizon and investment objectives. While the Asset Allocation Models can facilitate asset allocation discussions and decisions between you and your registered representative, we have no discretionary authority or control over your investment decisions.

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Reallocation can cause the Investment Divisions that make up a model to need to undertake efforts to raise cash for money flowing out of the Portfolios or vice versa. In order to raise cash, those Portfolios may need to sell assets at prices lower than otherwise expected, which can hurt Portfolio share prices. Moreover, large outflows of money from the Portfolios may increase the expenses attributable to the assets remaining in the Portfolios. These transactions and expenses can adversely affect the performance of the relevant Portfolios and of the Asset Allocation Models. In addition, these inflows and outflows may cause a Portfolio to hold a large portion of its assets in cash, which could detract from the achievement of the Portfolio’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Portfolio, see that Portfolio’s prospectus.

Asset allocation does not guarantee that your Accumulation Value will increase or protect against losses in a declining market. Tools used to assess your risk tolerance, such as the Client Profile, could be less effective if your circumstances change over time. In addition, an Asset Allocation Model may not perform as intended. Therefore, it may not achieve its investment objective or reduce volatility. When considering whether to remain in an Asset Allocation Model, you should consider your other assets, income and investments in addition to this policy. An Asset Allocation Model may perform better or worse than any single investment option or any other combination of investment options. In addition, the timing of your investment and any rebalancing may affect performance. For additional information regarding the risks of investing in a particular Portfolio within the Asset Allocation Model, see that Portfolio’s prospectus.

Conflicts of Interest Relating to the Asset Allocation Models

The most recent Asset Allocation Models were designed on our behalf by an unaffiliated third-party investment adviser, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), an indirect, wholly-owned subsidiary of Franklin Resources, Inc. (“Franklin Resources”). LMPFA’s affiliated subadviser, Franklin Advisers, Inc. (successor by merger to QS Investors, LLC (”QS”), selected the initial composition of each Model Portfolio. The models are referred to herein as the ”QS Models.” Earlier versions of the models were designed by New York Life Investment Management LLC, an affiliate of NYLIAC and the Investment Advisor to the MainStay VP Funds Trust (the “NYL Models”). You can get information about each of the Asset Allocation Models by contacting your registered representative.

QS received a fee from NYLIAC to design the QS Models. While the QS Models were designed to offer you a convenient way to work with your registered representative in making allocation decisions, you should be aware that QS was subject to competing interests that may have influenced its design of the QS Models. For example, because QS and LMPFA were affiliated with the ClearBridge Variable Appreciation Portfolio, QS and LMPFA may have benefited from including the ClearBridge Variable Appreciation Investment Division in one or more of the QS Models. Payments from NYLIAC to LMPFA and QS to design the QS Models may have also influenced QS in its selection of Investment Divisions affiliated with NYLIAC for inclusion in the models. QS considered many factors in selecting Investment Divisions for the QS Models, including, but not limited to, risk and return profile, prior investment performance and underlying fund fees.

New York Life Investment Management LLC (“New York Life Investments”) was also subject to competing interests that impacted the composition of the QS Models as well as its design of the NYL Models. For example, because New York Life Investments receives fees for advising the MainStay VP Funds Trust, it benefits from the inclusion of a significant percentage of these Investment Divisions in the QS Models and NYL Models. MainStay VP Investment Divisions represent such a significant percentage of the QS Models and the NYL Models because they constitute the majority of Investment Divisions offered with the policy and are prevalent among the low – and moderate – risk Investment Divisions that make up those models.

In addition, New York Life Investments may not have included certain non-proprietary Investment Divisions in the NYL Models because their investment profile (e.g., sector-specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of those models. Finally, New York Life Investments may have included Investment Divisions in a NYL Model based on asset class exposure and they may have also been selected over Investment Divisions with better past investment performance or lower fees.

As noted above, we receive payments or compensation from the Portfolios or their Investment Advisers, or from other service providers of the Portfolios (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Portfolios and their availability through the policies. The amount of this revenue and how it is computed varies by Portfolio, may be significant, and may create conflicts of interest in the design of the QS Models and the NYL Models.

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NYLIAC does not provide investment advice and does not recommend or endorse any Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.

You should consult with your registered representative to determine which combination of investment options is most appropriate for you, and periodically review your choices.

Certain portfolios, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all their assets in portfolios of other funds. In such case, you will indirectly pay fees and expenses at both portfolio levels, which would reduce your investment return.

Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.

So-called “alternative” investment strategies may also be used by certain portfolios, which may involve non-traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.

Investment decisions should be based on a thorough investigation of all the information regarding the Portfolios that are available to you, including each Portfolio’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Portfolio’s website, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Portfolio. After you select Portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Money Market Fund Fees and Gates

The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed, and the suspensions of redemptions (redemption “gates”) can last for ten (10) Business Days. Money market funds can impose these fees and gates (which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from that portfolio) based on the liquidity of the fund’s assets and other factors.

All types of money market funds can impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in cash, U.S. government securities and/or repurchase agreements that are secured by cash or government securities) are less likely to impose fees and gates. Nevertheless, there remains a possibility that a government money market fund such as the MainStay VP U.S. Government Money Market Portfolio could impose such fees and gates, which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from the portfolio.

Executive Order 13974 – Investments in Communist Chinese Defense and Surveillance Companies

A June 2021 Executive Order generally prohibits transactions in investments (including derivatives) that provide exposure to Communist Chinese defense and related material sector and surveillance technology sector companies (“covered securities”). This order extended and expanded the prohibition that was first established in Executive Order 13959 issued in November 2020. The prohibition applies to mutual funds, and therefore applies to investments by the mutual fund portfolios offered in the Investment Divisions in the Policy. NYLIAC has received assurances from the Funds that they will comply with that Executive Order. The restrictions therefore prevent the Funds from making investments in covered securities.

In addition to the prohibition on new investments, the Executive Order also requires that investments already held in covered securities be divested by June 3, 2022 or 365 days after the date such security is determined to be a covered security. Accordingly, if a Fund does not completely divest of any covered securities, then it is possible that we could not allow contract owners to make any new investment in that Fund (by premium allocation or transfer), and we could

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even require that contract owners move any Cash Value they have in that Fund out of that Fund. We will notify you if we take either of those actions.

The Franklin Templeton Model Portfolios – Conflicts of Interest

The Franklin Templeton Model Portfolio Funds (the “Model Portfolios”) were created on our behalf by an unaffiliated third-party investment manager, Legg Mason Partners Fund Advisor, LLC (“LMPFA”). LMPFA, an indirect wholly-owned, subsidiary of Franklin Resources, Inc., created the Model Portfolios for the exclusive use of NYLIAC’s variable annuity and variable life insurance policyowners. Each Model Portfolio, itself an eligible Portfolio, will actively invest in multiple other funds of various asset classes and strategies (the “Underlying Funds”), to seek to achieve a different investment objective depending on the risk tolerance for the particular Model Portfolio.

The Underlying Funds available to the Model Portfolios for investment are comprised primarily of the initial class or similar shares of the Portfolios available under your policy (except for (i) Portfolios that are themselves, funds of funds, and (ii) Portfolios that did not agree to sell their shares to the Model Portfolios). However, the Model Portfolios may also invest in noninsurance-dedicated mutual funds and ETFs.

LMPFA’s affiliated subadviser, Franklin Advisers, Inc. (“Franklin Advisers”), selected the initial composition of each Model Portfolio. Thereafter, Franklin Advisers manages the Model Portfolios, evaluating assets on a frequent basis and making changes to the investments of the Model Portfolios as deemed necessary. To the extent that NYLIAC adds, deletes, closes or substitutes the Portfolios available under your policy, the composition of the Underlying Funds available to the Model Portfolios for investment will likewise change. LMPFA and Franklin Advisers have sole discretion relating to investment by the Model Portfolios in the Underlying Funds. Neither NYLIAC, nor its parent company, affiliates, or subsidiaries have input into the investment decisions of LMPFA and/or Franklin Advisers. For additional information regarding the risks of investing in a Model Portfolio, see that Model Portfolio’s prospectus.

For providing certain administrative support to LMPFA and Franklin Advisers, Franklin Distributors, LLC, the distributor of the Model Portfolios, compensates NYLIAC based on the aggregate net asset value of the shares of the Model Portfolios held by the Separate Account and other NYLIAC separate accounts (the “NYLIAC Separate Accounts”). NYLIAC also receives Rule 12b-1 fees, which are deducted from the assets of certain share classes of the Model Portfolios. For administrative services that NYLIAC performs with respect to NYLIAC Separate Account assets invested in the Model Portfolios and allocated to the Underlying Funds, NYLIAC receives compensation from the Underlying Funds or their investment advisers, or from other service providers of the Underlying Funds based on the aggregate net asset value of the Underlying Fund shares held by the Model Portfolios and attributable to investment by the NYLIAC Separate Accounts. The fees paid by the Underlying Funds for such services are paid at the same annual rate and fee schedule as the fees paid by the Underlying Funds for administrative services with respect to net assets of the Portfolios held directly by the NYLIAC Separate Accounts. (See “NYLIAC AND THE SEPARATE ACCOUNT—The Portfolios” for more information about these payments).

The payments described above are a factor in our selection of the Portfolios, which in turn, are available to the Model Portfolios for investment. Policyowners, through their direct investment in the Model Portfolios and their indirect investment in the Underlying Funds, bear the costs of these fees. However, only LMPFA and Franklin Advisers will determine the portion of the Model Portfolios’ assets, if any, that are invested in particular Underlying Funds. LMPFA and Franklin Advisers receive no payments from the Underlying Funds in connection with an investment by the Model Portfolios (except to the extent described below), nor do they know the terms of the payment arrangements (if any) between the unaffiliated Underlying Funds and NYLIAC.

LMPFA and Franklin Advisers are also subject to competing interests that may influence their investment decisions with respect to the Model Portfolios. For example, LMPFA is the investment manager for both the Model Portfolios and for the ClearBridge Variable Appreciation Portfolio, one of the available Underlying Funds, and receives a management fee from that fund. LMPFA and Franklin Advisers, therefore, have an incentive to allocate a greater portion of a Model Portfolio’s assets to the ClearBridge Variable Appreciation Portfolio rather than to unaffiliated funds.

As noted above, we receive payments or compensation from the Underlying Funds or their investment advisers, or from other service providers of the Underlying Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to such Underlying Fund and their availability through the Model Portfolios. The amount of this revenue and how it is computed varies by each

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Underlying Fund may be significant, and may create conflicts of interest in the selection of the Portfolios that are available to the Model Portfolios for investment.

Additions, Deletions, or Substitutions of Investments

NYLIAC retains the right, subject to any applicable law (including any required regulatory approval), to make additions to, deletions from, or substitutions for the Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company.

To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policyowners.

We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment, or other conditions so warrant. We will make any new Investment Divisions available to existing policyowners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion, that marketing, tax, investment, or other conditions warrant. Please note that any such changes could affect the performance of your investments.

In the event of any substitution or change in Investment Divisions, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine it with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account as permitted by law.

Reinvestment

We automatically reinvest all dividends and capital gain distributions from Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

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THE POLICIES

This is a flexible premium policy, which means additional premium payments can be made. The policy is issued based on the lives of individual Annuitants. For single premium policies, this section is modified as indicated in Appendix 1 of this Prospectus.

The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions or available Asset Allocation Model you select, as well as the interest credited on the Fixed Account Accumulation Value and the DCA Advantage Account Accumulation Value. NYLIAC does not guarantee the investment performance of the Separate Account or of the Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model. We offer no assurance that the investment objectives of the Investment Divisions or an Asset Allocation Model will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Portfolios’ investments.

As the Owner of the policy, you have the right to (a) change a revocable Beneficiary, (b) name a new Owner (on Non–Qualified Policies only), (c) receive Income Payments, (d) name a Payee to receive Income Payments, and (e) transfer funds among the Investment Divisions. You cannot lose these rights. However, all rights of ownership cease upon your death. For Inherited IRA policies, ownership changes are not permitted.

The current policyowner of a Non-Qualified Policy has the right to transfer ownership to another person(s) or entity. To transfer ownership, the policyowner must complete our approved “Transfer of Ownership” form in effect at the time of the request. This change, unless otherwise specified by you, will take effect as of the date we received the form in Good Order, subject to any payment we made or action we took before recording the change. When this change takes effect, all rights of ownership in the Policy will pass to the new Owner. Changing the Owner of the Policy does not change an Annuitant or any Beneficiary. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that becomes the Owner of an existing policy. This means the new policyowner(s) will be required to provide their name, address, date of birth, and other identifying information. To complete a transfer of ownership, the new policyowner(s) may also be required to submit financial and suitability information to conform to our Sales Standards.

Certain provisions of the policies may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See also your registered representative or contact us for specific information that may be applicable to your state.

Selecting the Variable Annuity That’s Right for You

In addition to the policies described in this Prospectus, we offer other variable annuities, each having different features, fees, and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon, and policy feature preferences.

The availability of optional policy features may increase the cost of the policy. Therefore, when selecting a policy, you should consider what policy features you plan to use within your variable annuity. You should also consider the different surrender charge period associated with each policy in light of the length of time you plan to hold your policy (i.e., your time horizon). If you intend to make multiple contributions to your policy over time, you may want to consider a surrender charge period that is based on the Policy Date. If you intend to make a single contribution or limited contributions over time, you may want to consider a policy with a surrender charge period that is based on each premium payment. In addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the policy.

If you are considering exchanging an annuity or life insurance policy that you already own for a policy described in this Prospectus, you should be aware that your registered representative could have a financial incentive to offer you a new policy in place of the one you own. NYLIAC has procedures in place designed to ensure that the purchase of a

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policy is in your best interest. You should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing policy.

You should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the product and underlying fund prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered representative can provide you with prospectuses for one or more of these variable annuities and the underlying funds. Please read the prospectuses carefully before investing.

Qualified and Non-Qualified Policies

We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date by annuitizing the policy. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. You may purchase a Non-Qualified Policy to provide for retirement income other than through a tax-qualified plan. You may purchase a Qualified Policy for use with any one of the tax-qualified plans listed below.

(1)

Section 403(b) TSAs purchased by employees of certain tax-exempt organizations and certain state-supported educational institutions, in each case in accordance with the employer’s plan document and/or applicable tax requirements (see “FEDERAL TAX MATTERS—Qualified Policies—Important Information Regarding Final Code Section 403(b) Regulations”). We are no longer accepting contributions for policies issued in connection with ERISA 403(b) plans);

(2)	Section 408 or 408A Individual Retirement Annuities (IRAs), including: Roth IRAs, Inherited IRAs, SEP, and SIMPLE IRAs.

For New York Life Elite Variable Annuity policies previously sold by registered representatives of third party broker-dealers that have selling agreements with NYLIFE Distributors LLC and NYLIAC, the references in the Prospectus to “SIMPLE IRAs” are not applicable.

Please see “FEDERAL TAX MATTERS” for a detailed description of these plans.

If you are considering the purchase of a Qualified Policy or a Non-Qualified Policy to fund another type of tax-qualified retirement plan, such as a plan qualifying under Section 401(a) of the Code, you should be aware that this policy will fund a retirement plan that already provides tax deferral under the Code and there are fees and charges in an annuity that may not be included in other types of investments. Therefore, the tax deferral of the annuity does not provide additional benefits. However, this annuity is designed to provide certain payment guarantees and features other than tax deferral, some of which may not be available in other investments. These additional features and benefits include:

•	A Standard Death Benefit, as explained in this Prospectus.

•	The option for you to receive a guaranteed stream of Income Payments for life after you have owned the policy for one year.

•	A Fixed Account (if available) that features a guaranteed fixed interest rate.

•	An optional Interest Sweep feature that automatically transfers interest earned on monies in the Fixed Account to Investment Divisions offered under the policy.

•	The flexibility to easily transfer money among Investment Divisions in the annuity managed by different investment managers and to have your investment mix automatically rebalanced periodically.

These features are explained in detail in this Prospectus. You should purchase this annuity with tax-qualified money because of the additional features the annuity provides and not for the tax deferral to which the tax-qualified plan is already entitled. You should consult with your tax or legal adviser to determine if the policy is suitable for your tax -qualified plan.

Policy Application and Premium Payments

We have discontinued sales of new policies, but we still accept new premium payments for in-force policies.

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You may allocate premium payments in up to 18 of the Investment Divisions, some of which may not be available under your policy, as well as the DCA Advantage Account and the Fixed Account (if available). If in Good Order, we will credit subsequent premium payments to the policy at the close of the Business Day on which they are received by NYLIAC. You may increase or decrease the percentages of the premium payments (which must be in whole percentages) allocated to each Allocation Option or the DCA Advantage Account at the time a premium payment is made. You make additional premium payments of at least $2,500 for Qualified Policies and $5,000 for Non–Qualified Policies, or such lower amount as we may permit at any time. Subsequent premium payments must be sent to NYLIAC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. We may agree to other methods of payment.

Additional premium payments can be made until 12 months after you or the Annuitant reach(es) age 85. The currently available methods of payment are direct payments to NYLIAC or any other method agreed to by us. The maximum aggregate amount of premium payments we accept is $1,000,000 without prior approval from NYLIAC. NYLIAC reserves the right to limit the dollar amount of any premium payment. You must allocate a minimum of $5,000 to the DCA Advantage Account. We will apply any premium payments according to the allocation instructions we have on file at the time of the premium payment.

For Qualified Policies, you may not make premium payments in any Policy Year that exceed the amount permitted by the plan or applicable law. For Inherited IRAs, additional premium payments are not permitted.

Acceptance of subsequent premium payments is subject to our Sales Standards.

In the states of Alabama, Kentucky, Maryland, Massachusetts, New Jersey, Oregon, Pennsylvania, South Carolina, Utah and Washington, NYLIAC offered a single premium version of the New York Life Elite Variable Annuity policies (“policies”). In these states, unless we permitted otherwise, the minimum premium payment was $5,000 for both Qualified and Non-Qualified Policies. The maximum aggregate amount of the premium payment we would accept is $1,000,000, without prior approval from NYLIAC.

For policies previously sold by registered representatives of NYLIFE Securities LLC, acceptance of premium payments is subject to our Sales Standards.

Accumulation (Savings) Phase

Crediting of Premium Payments

You can allocate a portion of each premium payment to one or more Investment Divisions, one Asset Allocation Model (if you are already allocated to such Model), the DCA Advantage Account, and/or the Fixed Account (if available). The minimum amount that you may allocate to any one Investment Division or the Fixed Account is $25. The minimum amount that you can allocate to an available Asset Allocation Model is $25 per Investment Division. You may also allocate all or a portion of each premium payment to the DCA Advantage Account. The minimum amount that you may allocate to the DCA Advantage Account is $5,000. If you select the DCA Advantage Account, any additional premium payment you make that is $5,000 or more will be allocated automatically to the DCA Advantage Account unless you instruct us otherwise. Any additional premium payment you make that is less than $5,000 will be allocated directly to your Allocation Options in accordance with the instructions we have on file and will not be allocated to the DCA Advantage Account. (See “THE DCA ADVANTAGE ACCOUNT.”) We will allocate additional premium payments to the Allocation Options and/or the DCA Advantage Account at the close of the Business Day on which they are received by NYLIAC in Good Order.

We will credit that portion of each premium payment that you allocate to an Investment Division (or to each of the Investment Divisions that make up an Asset Allocation Model), including from a premium payment or transfer, in the form of Accumulation Units. We cancel such Accumulation Units when we remove amounts from that Investment Division, including as a result of a withdrawal, transfer, policy surrender, and certain charges we may deduct. We determine the number of Accumulation Units we credit to a policy or cancel by dividing the dollar amount allocated to or removed from each Investment Division by the Accumulation Unit value for that Investment Division as of the close of the Business Day as of which we are making the credit or removal. The value of an Accumulation Unit will increase or decrease depending on the investment experience of the Portfolio in which the Investment Division invests (including Portfolio expenses). We assess all policy and rider fees and charges applicable to Separate Account assets by reducing the number of Accumulation Units credited to your policy. The number of Accumulation Units we credit to

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a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See “THE FIXED ACCOUNT” for a description of interest crediting.)

Valuation of Accumulation Units

The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the deduction of the M&E Charge. The Statement of Additional Information contains a detailed description of how we determine the Accumulation Unit values.

Tax-Free Section 1035 Exchanges

Subject to certain restrictions, you can make a tax-free exchange under Section 1035 of the Code of all or a portion of one annuity contract, or all of a life insurance policy for an annuity contract. Section 1035 also provides that an annuity contract may be exchanged in a tax-free transaction for a long-term care insurance policy. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the policy described in this Prospectus:

•	you might have to pay a withdrawal charge on your previous policy or contract,

•	there will be a new withdrawal charge period for this policy,

•	other charges under this policy may be higher (or lower),

•	the benefits may be different,

•	you will no longer have access to any benefits from your previous policy (or the benefits may be different), and

•	access to your cash value following a partial exchange may be subject to tax-related limitations.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a 10% federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this policy unless you determine that the exchange is in your best interest. NYLIAC may accept electronically transmitted instructions from your registered representative or from another insurance carrier for the purpose of effecting a 1035 exchange. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Your Right to Cancel (“Free Look”)

The policies are no longer available for new sales. When you purchased your policy, you had the right to cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you would have had to return it and/or provide a written request for cancellation to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or to the registered representative through whom you purchased it. Unless otherwise required by state law, we would have promptly returned your Accumulation Value calculated as of the Business Day that either the registered representative through whom you purchased the policy or the VPSC received the policy along with a written request for cancellation in Good Order, but without any deduction for premium taxes or a surrender charge. This amount may be more or less than your premium payments depending upon the performance of the Allocation Options you have chosen to invest in during the Free Look period (including any interest credited by the Fixed Account, if applicable). This means that you bear the risk of any decline in the value of your policy due to investment performance during the Free Look period. In certain states, we are required to give you back your premium payments less any prior partial withdrawals. We will set forth the provision in your policy.

If you had been entitled to receive the total of premium payments less any prior withdrawals, but your Accumulation Value is higher than that amount as of the date your written request for cancellation is received in Good Order, we would return the Accumulation Value, calculated as set forth above and without deductions for premium taxes or surrender charges.

Issue Ages

To purchase a Non-Qualified Policy, you must not be older than age 75 (oldest Owner, if the policy is jointly owned). We will accept additional premium payments until 12 months after you reach age 85.

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For IRA, Roth IRA, Inherited IRA, SIMPLE IRA, TSA and SEP plans, you must also be the Annuitant. We can issue Qualified Policies if you are between the ages of 18 and 75 (between 0-75 for Inherited IRAs). We will accept additional premium payments until 12 months after you reach age 85, unless otherwise limited by the terms of a particular plan.

Transfers

You may transfer amounts among Investment Divisions of the Separate Account, an Asset Allocation Model if you are already allocated to such model, or to the Fixed Account any time prior to 30 days before the Annuity Commencement Date, although certain restrictions may apply with respect to transfers into the Fixed Account. You may not make transfers into the DCA Advantage Account. If you transfer all of your Accumulation Value out of an Asset Allocation Model, you cannot transfer back into that Asset Allocation Model in the future. Transfers made from the DCA Advantage Account to the Investment Divisions are subject to different limitations (See “THE DCA ADVANTAGE ACCOUNT”). No transfers are allowed from the DCA Advantage Account to the Fixed Account. Except in connection with transfers made pursuant to traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep and the DCA Advantage Account, the minimum amount that you may transfer from one Investment Division to other Investment Divisions, an available Asset Allocation Model or to the Fixed Account is $500. Except for traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep and the DCA Advantage Account, if the value of the remaining Accumulation Units in an Investment Division would be less than $500 or the Fixed Account would be less than $25 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.

Currently, we do not charge for transfers under the policy. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. Any transfer into or out of an available Asset Allocation Model counts as one transfer. Any transfer made in connection with traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep or the DCA Advantage Account will not count as a transfer toward the twelve-transfer limit. You may make transfers from the Fixed Account to the Investment Divisions in connection with Interest Sweep and in certain other situations. (See ”THE FIXED ACCOUNT”).

You can request a transfer by any of the three methods listed below. Transfer requests are subject to limitations and must be made in accordance with our established procedures. (See “THE POLICIES—Online Service at www.newyorklife.com”).

•

submit your request in writing on a form we approve to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this prospectus (or any other address we indicate to you in writing);

•	speak to a Customer Service Representative at 800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time); or

•	make your request through www.newyorklife.com.

We do not currently accept faxed or e–mailed transfer requests, however, we reserve the right to accept them at our discretion. NYLIAC is not liable for any loss, cost or expense for action based on telephone or electronic instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non–Business Day, will be priced as of the next Business Day.

Limits on Transfers

Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

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Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

•	reject a transfer request from you or from any person acting on your behalf;

•	restrict the method of making a transfer;

•	charge you for any redemption fee imposed by an underlying fund; or

•	limit the dollar amount, frequency, or number of transfers.

Currently, if you or someone acting on your behalf requests by telephone and/or electronically transfers into or out of one or more Investment Divisions or an available Asset Allocation Model on three or more days within any 60-day period, we will send you a letter notifying you that the transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made in writing through the U.S. mail or an overnight courier and received by the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. We will provide you with written notice when we take this action.

We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer out of the MainStay VP U.S. Government Money Market Investment Division within six months of the issuance of a policy, and transfers made pursuant to traditional Dollar Cost Averaging, the DCA Advantage Account, Interest Sweep, and Automatic Asset Reallocation.

We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the issue date of your policy. All transfers are subject to the limits set forth in this Prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

We apply our limits on transfers procedures to all owners of this policy without exception.

Orders for the purchase of Portfolio shares are subject to acceptance by the relevant Portfolio. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Portfolio is not accepted by the Portfolio for any reason. For transfers into multiple Investment Divisions and/or an available Asset Allocation Model, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Portfolios. We will provide you with written notice of any transfer request we reject or reverse. You should read the Portfolio prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Portfolio may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers—Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

•

We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

(1)

The underlying Portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described in this prospectus.

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(2)

The purchase and redemption orders received by the Portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying Portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Portfolios may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

•

Other insurance companies that invest in the Portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose Investment Divisions correspond to the affected Portfolios.

•	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

(1)	an adverse effect on portfolio management, such as:

a)	impeding a portfolio manager’s ability to sustain an investment objective;

b)	causing the Portfolio to maintain a higher level of cash than would otherwise be the case; or

c)	causing a Portfolio to liquidate investments prematurely (or at an otherwise inopportune time) in order to pay withdrawals or transfers out of the Portfolio.

(2)	increased administrative and Fund brokerage expenses.

(3)

dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of a Portfolio are made when, and if, the Portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

Speculative Investing

Do not purchase the policy if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your policy may not be traded on any stock exchange or secondary market. By purchasing the policy, you represent and warrant that you are not using the policy, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

Online Service at www.newyorklife.com

(Not applicable for New York Life Elite Variable Annuity policies previously sold by registered representatives of third party broker-dealers that have selling agreements with NYLIFE Distributors LLC and NYLIAC. See Procedures for Telephone/Web Transactions).

The online service at www.newyorklife.com enables you to sign up to receive future prospectuses and policyowner annual and semi–annual reports electronically for your policy online at www.newyorklife.com. Electronic delivery is not available for policies that are owned by corporations, trusts or organizations at this time.

Through www.newyorklife.com you can get up-to-date information about your policy and request fund transfers, allocation changes and partial withdrawals. Policies that are jointly owned may not request transactions through www.newyorklife.com. We may revoke online service for certain policyowners (see “THE POLICIES—Limits on Transfers”).

In order to obtain policy information online at www.newyorklife.com, you are required to register for access. You will be required to register a unique Username and Password to gain access. On www.newyorklife.com you can, among

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other things, access policy values, change your address, download service forms, upload documents and forms, view policy statements, and submit policy transactions.

We will use reasonable procedures to make sure that the instructions we receive through www.newyorklife.com are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received online at www.newyorklife.com that we believe are genuine. We will confirm all transactions in writing.

Financial requests received after 4:00 p.m. (Eastern Time) or on non -Business Days will be processed as of the next Business Day.

Currently, online service at www.newyorklife.com is open Monday through Friday, from 6 a.m. until 4 a.m., Saturday, from 6 a.m. until 2 a.m. and Sunday from 7 a.m. until 1 a.m. (Eastern Time).

After login at www.newyorklife.com, you can:

•	e-mail your Registered Representative or the VPSC;

•	obtain current policy values;

•	transfer assets between Investment Divisions;

•	request partial withdrawals;

•	make additional contributions;

•	make repayments towards a loan (if available);

•	change the allocation of future premium payments;

•	reset your password;

•	change your address;

•	download service forms;

•	upload documents and forms;

•	view and download policy statements;

•	establish a new or modify an existing Automatic Asset Reallocation arrangement;

•	change your phone number or e-mail address;

•	view and update beneficiary information;

•	update your Client Profile; and

•	enroll in electronic delivery of select policy materials.

We make the online service at www.newyorklife.com available at our discretion. In addition, availability of online service may temporarily be interrupted at certain times. We do not assume responsibility for any loss while online service at www.newyorklife.com is unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.

Third Party and Registered Representative Actions

You may authorize a third party to have access to your policy information and to make transfers among Investment Divisions and/or the Fixed Account, allocation changes and other permitted transactions by telephone. To do so, you must send the VPSC a Telephone Authorization Form in Good Order to one of the addresses noted in the “CONTACTING NYLIAC” section of this Prospectus. We will require certain identifying information (e.g., Social Security Number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See “THE POLICIES—Transfers” for information on how to transfer assets between Investment Divisions and/or an available Asset Allocation Model.

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You may authorize us to accept electronic instructions from a registered representative or a registered service assistant assigned to your policy in order to make premium allocation updates, transfers among investment options, Automatic Asset Reallocation (AAR), partial withdrawals and changes to your investment objective and/or risk tolerance. (Your AAR may be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at that time to be consistent with your investment option transfer and premium allocation changes). You may also authorize us to accept telephone instructions from a registered representative to make transfers among investment options as well as updates to premium allocations, take partial withdrawals, cease a periodic partial withdrawal, and update Dollar Cost Averaging (DCA), DCA Advantage (DCAA) and Interest Sweep. To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations, electronic transfers or telephone transfers, you must send a completed Trading and Partial Withdrawal Authorization Form to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. You must provide a separate authorization on that form in order for your registered representative or the registered service assistant assigned to your policy to be able to make electronic or telephone partial withdrawals on your behalf or cease a periodic partial withdrawal. Any partial withdrawal is subject to dollar amount limits that we establish. Not all periodic partial withdrawals can be ceased by your registered representative or their registered service assistant. We may revoke trading authorization privileges for certain policyowners (See “THE POLICIES—Limits on Transfers”). Trading authorization may be elected, changed or canceled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers.

We may choose to accept forms you have completed that your registered representative transmits to us electronically via our internal secured network. We will accept electronically-transmitted service forms only. For information on how to initiate a transfer between Investment Divisions, or request a withdrawal, please refer to “THE POLICIES––Transfers” or “DISTRIBUTIONS UNDER THE POLICY––Surrenders and Withdrawals––Partial Withdrawals.” We do not currently accept faxed or e-mailed requests for transactions affecting your investments under the policy, but reserve the right to accept them at our discretion.

Electronic Delivery

We are required to send you, free of charge, an Initial Summary Prospectus and an Updating Summary Prospectus (as applicable), and any updates to such summary prospectus documents. If you selected e-delivery, we will still provide you, free of charge, paper copies of these documents upon request.

Paper copies of a Portfolio’s annual and semi-annual shareholder reports will not be sent by mail unless you specifically request paper copies of the reports from NYLIAC. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive the Portfolios’ annual and semi-annual reports electronically, you need not take any action. You may elect to receive any other communications from NYLIAC electronically by contacting the VPSC.

You may elect to receive all future annual and semi-annual financial reports in paper free of charge. You can inform NYLIAC that you wish to receive paper copies of those reports by contacting NYLIAC, as described in the “CONTACTING NYLIAC” section of this Prospectus. Your election to receive annual and semi-annual shareholder reports will apply to all Portfolios described herein.

RECORDS AND REPORTS

NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports (or, if permitted, notice of online availability of reports; see “THE POLICIES––Electronic Delivery,” above) containing information required under the federal securities laws or by any other applicable law or regulation. Generally, NYLIAC will promptly mail to you confirmation of any transactions involving the Separate Account. However, when we (i) process automatic rebalancing transactions through AAR, (ii) process automatic transfers from the DCA Advantage Account, (iii) receive premium payments on your behalf involving the Separate Account initiated through pre-authorized monthly deductions from banks, (iv) receive payments forwarded by your employer, or

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(v) receive other payments made by pre-authorized deductions to which we agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive an immediate confirmation statement after each such transaction. If you believe that a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. It is important that you review your confirmation and quarterly statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the statement in question. It is important that you inform NYLIAC of an address change so that you can receive these policy statements (See “CONTACTING NYLIAC”). In the event your statement is returned from the U.S. Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. In addition, no new service requests can be processed until a valid current address is provided.

Designation of Beneficiary

You may select one or more Beneficiaries and name them in the application. Thereafter, before the Annuity Commencement Date and while the Annuitant(s) is living, you may change the Beneficiary by written notice in Good Order sent to one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus, at www.newyorklife.com, or you can utilize any other method we make available. If, before the Annuity Commencement Date, the Annuitant dies while you are still living, you will become the new Annuitant under the policy. If you are the Annuitant, the proceeds pass to your Beneficiary.

If no Beneficiary for any amount payable, or for a stated share, survives you, the right to this amount or this share will pass to your estate. Payment of the proceeds will be made in a single sum to your estate. If any Beneficiary dies at the same time as you, or within fifteen (15) days after your death, but before we receive proof of death and all claim information in Good Order, we will pay any amount payable as though the Beneficiary died before you did. If you have designated only one Beneficiary, this could mean that the proceeds will be payable to your estate.

Every state has unclaimed property laws, which generally declare an annuity policy to be abandoned after a period of inactivity of three to five years from the policy’s Annuity Commencement Date or the date the death benefit is due and payable. If, after a thorough search, we are unable to locate you after your policy’s Annuity Commencement Date, or if we are unable to locate your Beneficiary if you die before the Annuity Commencement Date, or you or the Beneficiary do not come forward to claim the policy proceeds or death benefit in a timely manner, the proceeds or death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Annuitant last resided, as shown on our books and records, or to Delaware (our state of domicile). This escheatment is revocable, however, and the state is obligated to pay back the escheated amount if you or your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at the VPSC at 1-800-598-2019 or send written notice to one of the addresses in the “CONTACTING NYLIAC” section of this Prospectus.

Delay of Payments

We will pay any amounts due from the Separate Account under the policy within seven (7) days of the date the VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a payment request in Good Order at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.

Situations where payments may be delayed:

1.	We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions during any period that:

(a)

The New York Stock Exchange (“NYSE”) is closed, for other than usual weekends or holidays; trading is restricted by the Securities and Exchange Commission (“SEC”); or the SEC declares that an emergency exists as a result of which it is not reasonably practical to dispose of securities in a Portfolio or to fairly determine the value of the assets of a Portfolio;

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(b)	The SEC, by order, permits us to delay payment in order to protect our policyowners; or

(c)	The check used to pay the premium has not cleared through the banking system. This may take up to fifteen (15) days.
2.

We may delay payment of any amounts due from the Fixed Account and/or the DCA Advantage Account. When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account and/or the DCA Advantage Account. We will pay interest of at least 3.50% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

3.

Federal laws enacted to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply to a particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until we receive instructions from the appropriate federal regulator.

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BENEFITS AVAILABLE UNDER THE POLICIES

The following tables summarize information about the benefits available under the policy.

STANDARD DEATH BENEFIT

(automatically included with the policy)

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Standard Death Benefit	Guarantees your beneficiaries will receive a benefit at least equal to the greater of: (i) your Accumulation Value, less any Mortality and Expense Risk and Administrative Costs Charge or pro-rata portion thereof, as of the day we receive a claim form in Good Order; or (ii) the sum of all premium payments made, less any partial withdrawals and surrender charges previously imposed, less any rider charges deducted since the Policy Date.	No additional charge	• Withdrawals could significantly reduce the benefit.

OPTIONAL DEATH BENEFITS AVAILABLE FOR A FEE

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Annual Death Benefit Reset (ADBR) Rider	Provides a new locked–in higher death benefit on each year from the Policy Date (“Reset Anniversary”), if your investments increase in value.	Maximum Charge: 1.00% (as an annualized percentage of the ADBR Reset Value as of the last Policy Anniversary, deducted quarterly)

•  Only available at the time of application.

•  Resets will continue on Reset Anniversaries until the Owner (or Annuitant if the Owner is not a natural person) is age 80.

•  Resets will terminate after:

(i) the owner’s death (if the owner is a natural person), or

(ii) the death of any grantor (for grantor trust owned policies), or

(iii) the death of the Annuitant (if the owner is not a natural person, including a grantor trust).

•  In certain jurisdictions, an ownership change or assignment will terminate the rider.

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NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
• Withdrawals could significantly reduce the benefit (possibly by an amount substantially greater than the actual amount withdrawn). • You cannot cancel the rider without surrendering the policy.

Enhanced Beneficiary Benefit (EBB) Rider	Pays an additional death benefit amount to your beneficiary(ies) if you die before the Annuity Commencement Date. The additional amount is a percentage of any gain in the policy when the death benefit is calculated. The percentage is 50% for an owner age 70 or younger at the date of issue; and 25% where the owner is age 71 to 75.	Maximum Charge: 1.00% (as an annualized percentage of the Accumulation Value, deducted on a quarterly basis).

•  Only available at the time of application.

•  Withdrawals could significantly reduce the benefit (possibly by an amount substantially greater than the actual amount withdrawn).

•  No benefit is paid if:

(i) There is no gain; or

(ii) The policy’s Accumulation Value is less than your premium payments made and not previously withdrawn; or

(iii) The rider has ended or terminated.

•  You cannot cancel the rider without surrendering the policy.

•  You will forfeit any benefits under the rider if you elect to receive Income Payments, or surrender or transfer your policy.

OPTIONAL LIVING BENEFITS AVAILABLE FOR A FEE

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Investment Protection Plan (“IPP”) Rider

Protects your investment against loss after a ten year holding period. Gives you a one-time option to surrender your policy and receive the greater of your Accumulation Value or the guaranteed amount.

You may request to reset the guaranteed amount under certain circumstances if your

Maximum Charge: 1.00% (Charge calculated as an annualized percentage of the guaranteed amount, deducted quarterly). Maximum Rider Risk Charge Adjustment (cancellation

•  If purchased at the time of application, amount guaranteed will equal initial premium payment plus any additional premiums received in the first Policy Year, less proportional withdrawals thereafter.

•  If purchased while policy in force, amount guaranteed will equal the Accumulation

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NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
	investments increase in value (a Rider Reset). A Rider Reset will start a new ten-year holding period.	charge): 2.00% (one time charge, calculated as a percentage of the guaranteed amount).

Value on the date rider takes effect, less proportional withdrawals thereafter.

•  Resets take effect on the Policy Anniversary immediately following the date we receive your reset request. Upon reset, the amount guaranteed will equal the Accumulation Value in the next Policy Anniversary, less proportional withdrawals thereafter.

•  Withdrawals could significantly reduce the benefit (possibly by more than the actual amount withdrawn).

•  We apply a one-time charge if you cancel the rider (Rider Risk Charge Adjustment).

•  The rider can only be exercised prior to the Annuity Commencement Date.

•  You must surrender the policy to receive the benefit.

OTHER OPTIONAL BENEFITS INCLUDED WITH ALL POLICIES AT NO ADDITIONAL COST

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Living Needs Benefit / Unemployment Rider

Waives Surrender Charges if the Owner experiences certain “qualifying events” such as:

(i) confinement to a health care facility for 60 consecutive days;

(ii) terminal illness; (iii) or disability. If the Owner becomes unemployed, the rider waives Surrender Charges on a one-time withdrawal of up to 50% of your Accumulation Value.

None

•  Policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000.

•  Qualifying Event (as defined in the rider) must occur after the Policy Date.

•  Not available if any Owner has attained age 86 on the Policy Date.

•  For the Disability portion of the rider, any withdrawal after your 66th birthday will not be eligible for the rider

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NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
benefit and surrender charges may apply. • Unemployment must be for at least 60 consecutive days. • A determination letter from your state’s Department of Labor is required for unemployment benefit.
Living Needs Benefit Rider

Increases the amount that can be withdrawn you’re your policy without a surrender charge if the Owner experiences certain “qualifying events” such as

(i) confinement to a health care facility for 60 consecutive days;

(ii) terminal illness; or

(iii) disability.

None

•  Policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000.

•  Qualifying Event (as defined in the rider) must occur after the Policy Date.

•  Disability portion does not apply if the Annuitant collects Social Security.

•  Not available if any Owner has attained age 86 on the Policy Date.

Unemployment Rider	Increases the amount that can be withdrawn from your policy without a surrender charge to 50% of the Accumulation Value if the Owner becomes unemployed.	None

•  Policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000.

•  Unemployment must be for at least 60 consecutive days.

•  A determination letter from your state’s Department of Labor is required.

Enhanced Spousal Continuance (“ESC”) Rider	Upon Annuitant’s death prior to the Annuity Commencement Date, allows spouse to elect to continue the policy as the new owner.	None

•  Subject to state availability, only included if you purchased the EBB Rider at the time of application.

•  Can only be elected if the spouse is the sole primary Beneficiary.

•  Terminates if you surrender the policy, if Income Payments begin, if it has been exercised, or if you transfer ownership to someone other than your spouse.

•  You cannot cancel the rider without surrendering your

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NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
policy.
Automatic Asset Reallocation	Automatically rebalances your Variable Accumulation Value (either quarterly, semi-annually, or annually) to maintain the percentage allocated to each Investment Division at a pre-set level.	None	• Cannot be used with the traditional Dollar Cost Averaging option. • You must have a minimum Accumulation Value of $2,500 to elect this option and a minimum of $2,500 to continue it as scheduled.

Traditional Dollar Cost Averaging	Automatically transfers a specific amount of money from any Investment Division to any combination of Investment Divisions and/or Fixed Account at set intervals.	None

•  Cannot be used with the Automatic Asset Reallocation option.

•  You must have a minimum Accumulation Value of $2,500 to elect this option.

•  You may not use Traditional Dollar Cost Averaging to make transfers into or from an Asset Allocation Model and from the Fixed Account.

The DCA Advantage Account	Allows you to set up automatic dollar cost averaging using the DCA Advantage Account when you make an initial premium payment or a subsequent premium payment of at least $5,000. The DCA Advantage Account transfers amounts automatically to the Investment Divisions you choose in six monthly increments and pays you interest on amounts remaining in the DCA Advantage Account.	None

•  DCA Advantage Account duration may not extend beyond the Annuity Commencement Date.

•  You must allocate a minimum of $5,000 to a DCA Advantage Account; any premium payment less than $5,000 will be allocated directly to the Investment Divisions, available Asset Allocation Model, and/or Fixed Account in accordance with the instructions we have on file.

•  You cannot make transfers into the DCA Advantage Account from any Allocation Option.

•  You may not make transfers from the DCA Advantage Account into the Fixed Account.

•  The annual effective interest rate for the DCA Advantage Account shown on your Policy Data Pate applies only to your initial

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NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS

premium payment.

Interest rates applied to subsequent premium payments allocated to the DCA Advantage Account may differ.

•  The benefits payable under the DCA Advantage Account (including principal and interest) are payable from NYLIAC’s general account and are subject to its claims-paying ability.

Interest Sweep	Automatically transfers interest earned on the Fixed Account to one or any combination of Investment Divisions.	None

•  Frequency of the transfers can be monthly, quarterly, semi-annually, or annually.

•  You must have a minimum of $2,500 in the Fixed Account to elect this option (but this amount may be reduced at our discretion).

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DESCRIPTION OF BENEFITS

The Standard Death Benefit – Death Before Annuity Commencement

Unless amended by any rider attached to the policy, if the Owner or the Annuitant dies prior to the Annuity Commencement Date, we will pay the Standard Death Benefit amount as proceeds to the designated Beneficiary(ies), as of the date the VPSC receives proof of death and all other required information in Good Order at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. Generally, NYLIAC will not issue a policy to joint owners. However, if NYLIAC makes an exception and issues a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The Standard Death Benefit amount will be the greatest of:

(a)	the Accumulation Value, less any Mortality and Expense Risk and Administrative Costs Charge or pro-rata portion thereof; or

(b)	the sum of all premium payments made, less any partial withdrawals and surrender charges on those withdrawals less any rider charges since the Policy Date.

The Beneficiary may receive the amount payable in a lump sum or under any life Income Payment option which is then available. If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion from each Investment Division, the Fixed Account and the DCA Advantage Account in which the policy is invested as of the date we receive proof of death and all requirements necessary to make the payment to that Beneficiary. We will keep the remaining balance in the policy to pay the other Beneficiaries. Due to market fluctuations, the remaining Accumulation Value may increase or decrease, and we may pay subsequent Beneficiaries a different amount. Beneficiary(ies) may not make transfers between Investment Divisions of the Separate Account, the Fixed Account or any other investment option that we may offer at any time.

How the Standard Death Benefit is Calculated

We have set forth below an example of how the death benefit is calculated. In this example, we have assumed the following:

(1)	you purchase this policy with a $200,000 premium payment (no additional premium payments are made);

(2)	the Accumulation Value immediately preceding the withdrawal is $250,000;

(3)	you make a $20,000 withdrawal after the second Policy Anniversary;

(4)	the Accumulation Value is $220,000 on the last Policy Anniversary (Reset Anniversary); and

(5)	you die in the third Policy Year and the Accumulation Value of the policy has decreased to $175,000.

the Death Benefit is the greatest of:

a)	the Accumulation Value

= $175,000

b)	Premium payments less any partial withdrawals; or

= $180,000 ($200,000 - $20,000)

In this example, your Beneficiary would receive $180,000.00.

The formula guarantees that the amount we pay will at least equal the sum of all premium payments less any partial withdrawals and surrender charges on such partial withdrawals, independent of the investment experience of the Separate Account. The Beneficiary may receive the amount payable in a lump sum or under any Life Income Payment option which is then available. If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion from each Investment Division, the Fixed Account in which the policy is invested as of the date we receive proof of death and all requirements necessary to make the payment to that Beneficiary. The remaining balance in the policy after paying each Beneficiary will remain in each Allocation Option in which the policy was invested as of the

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date we received proof of death in Good Order. We will keep the remaining balance in the policy to pay the other Beneficiaries. Due to market fluctuations, the remaining Accumulation Value may increase or decrease and we may pay subsequent Beneficiaries a different amount. Beneficiary(ies) may not make transfers between Investment Divisions of the Separate Account, the Fixed Account or any other investment option that we may offer at any time.

We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice in Good Order. If such an election is properly made, we will apply all or part of these proceeds:

(i)	under a Life Income Payment option to provide an immediate annuity for the Beneficiary who will be the policyowner and Annuitant; or

(ii)	under another Income Payment option we may offer at the time.

Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policyowner’s death (as determined for federal tax purposes), and must begin within one year after the policyowner’s death. (See “ANNUITY PAYMENTS (THE INCOME PHASE)—Income Payments.”)

If your spouse (as defined under Federal law) is designated as the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policyowner and, (b) the Annuitant, if you were the Annuitant.

We will make any distribution or application of policy proceeds within 7 days after the VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus in Good Order, subject to postponement in certain circumstances. (See “DISTRIBUTIONS UNDER THE POLICY —Delay of Payments.”)

Annual Death Benefit Reset Rider

You may enhance your Policy’s standard death benefit by purchasing the optional ADBR Rider. The ADBR Rider is available only at the time of application. If you purchased the ADBR and you die prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date we receive proof of death and all requirements necessary to make the payment at the VPSC. For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greatest of:

(a)	the Accumulation Value, less any Mortality and Expense Risk and Administrative Costs Charge or pro- rata portion thereof;

(b)	the sum of all premium payments made, less any partial withdrawals and surrender charges on those partial withdrawals less any rider charges applied since the Policy Date; or

(c)

the “ADBR Reset Value”, plus any additional premium payments made since the most recent “Reset Anniversary”, and less any proportional withdrawals made since the most recent Reset Anniversary and any surrender charges applicable to such “ADRR Reset Value Proportional Withdrawals,” less any rider charges applied since the prior Reset Anniversary date; or

(d)	any death benefit available under any other rider attached to the Policy.

We automatically calculate the ADBR Reset Value, with respect to any policy, every year from the Policy Date (“Reset Anniversary”), until you or the Annuitant reaches age 80 (or the Annuitant if the Owner is not a natural person). For policies owned by a grantor trust, the ADBR Reset Value will be recalculated until any grantor reaches age 80. On the First Policy Anniversary, the ADBR Reset Value is defined as the greater of (a) the Accumulation Value; and (b) the total of the premium payments made to the policy, less any proportional withdrawals, surrender charges on those withdrawals, less any fees and charges applied since the Policy Date. The ADBR Reset Value calculated on the second and subsequent Reset Anniversaries is defined as the greater of (a) the Accumulation Value on the current Reset Anniversary; and (b) the ADBR Reset Value on the prior Reset Anniversary, plus any premium payments since the prior Reset Anniversary, less any ADBR Rest Value Proportional Withdrawals since the prior

40

Reset Anniversary, surrender charges on those withdrawals, and less any additional fees and charges since the last Reset Anniversary date.

An ADBR Reset Value Proportional Withdrawal is an amount equal to the amount withdrawn from the policy, after the first Policy Anniversary, (including applicable surrender charges), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the ADBR Reset Value immediately preceding the withdrawal.

We have set forth below an example of how the ADBR Rider works for an owner who is age 63. The current annual rider charge is 0.30% of the ADBR Reset Value as of the last Policy Anniversary, deducted quarterly. In this example, we have assumed the following:

(1)	you purchase this policy with a $200,000 initial premium payment (no additional premium payments are made);

(2)	the Accumulation Value as of the first Policy Anniversary is $250,000 (this is the Policy Year 1 ADBR Reset Value)

(3)	the current Accumulation Value is $240,000

(4)	you make a partial withdrawal of $15,000 in the Policy Year 2 (no surrender charges are applicable)

(5)	you (or the Annuitant if you are note the Annuitant) die at the beginning of the second policy quarter of Policy Year 2 after the withdrawal

(6)	the Accumulation Value on the date we receive the necessary requirements to pay the death benefit is $225,000 ($240,000 – $15,000)

(7)	the charge for the ADBR Rider is assessed: 0.30% annually (0.075% per quarter)

(8)	the Death Benefit is the greatest of:

a)	the Accumulation Value

$225,000

b)	the sum of all premium payments made, less partial withdrawals and surrender charges on those partial withdrawals less any additional fees and charges that may have been assessed since the Policy Date

= $184,212.50 calculated as follows:

The sum of all premium payments ($200,000) less any partial withdrawals ($15,000), less any additional fees ADBR Charge First Year (0.30%), less ADBR Charge first quarter, second Policy Year (0.075%)

$200,000 – $15,000 – ($200,000 X 0.30%) – ($250,000 X 0.075%), which is: $200,000 – $15,000 – $600 – $187.50 equals $184,212.50

c)	the Policy Year 2 ADBR Reset Value, which is the greatest of:

1.	the Accumulation Value

$225,000

2.

the prior ADBR Reset Value as of the last Reset Anniversary, plus any premium payments, less any ADBR Reset Value Proportional Withdrawals, surrender charges on those withdrawals, less any additional fees and charges that may have been assessed since the prior Reset Anniversary.

= $234,187.50 calculated as follows:

The ADBR Reset Value Proportional Withdrawal is calculated as follows:

•	($15,000/$240,000) x $250,000 = $15,625.

The prior ADBR Reset Value ($250,000) less any ADBR Reset Value Proportional Withdrawals ($15,625), less ADBR Charge first quarter, second Policy Year (0.075%);

$250,000 – $15,625 – ($250,000 X 0.075%), which is: $250,000 – $15,625 – $187.50 equals $234,187.50

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In this example, your Beneficiary would receive $234,187.50.

The ADBR Rider ends upon the earliest of the following:

1)	the Annuity Commencement Date,

2)	the date you surrender the policy, or

3)	the date we terminate the policy.

Notwithstanding the foregoing, the Rider will not end and all of the Rider’s provisions and quarterly charges will continue to be deducted as if the new owner had purchased the policy on the original Policy Date, upon the following:

1)	if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death, or

2)	if the Annuitant is your spouse and you, as the sole primary Beneficiary, elect to continue the policy upon your spouse’s death.

You cannot cancel this Rider without surrendering your policy.

Enhanced Beneficiary Benefit Rider

The Enhanced Beneficiary Benefit (EBB) Rider was only available at the time of application. The EBB Rider was available on Non-Qualified Policies and, where permitted by the IRS, also on Qualified Policies. The EBB Rider can increase the death benefit if you die before the Annuity Commencement Date. If you purchased this Rider, the EBB, in addition to the amount payable under the terms of your policy, may be payable to your Beneficiary(ies) if you die prior to the Annuity Commencement Date. Therefore, under this Rider, the total death benefit payable will be the greatest of any of the amounts payable as described in the “DESCRIPTION OF BENEFITS—The Standard Death Benefit—Death Before Annuity Commencement” section of the Prospectus plus the EBB, if any. Please note that benefits under this rider are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC.

While this rider is in effect, we will deduct a charge from your Accumulation Value each policy quarter. (See “CHARGES AND DEDUCTIONS—Optional Benefit Expenses—Enhanced Beneficiary Benefit Rider Charge.”)

The payment under the EBB Rider is calculated as a percentage of any gain in the policy as of the date we receive a request in Good Order to pay death benefit proceeds at the VPSC. The applicable percentage varies based upon your or the Annuitant’s issue age. As of the date of this Prospectus, the applicable percentages are as follows: 50% where the owner is 70 or younger, and 25% where the owner is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, within the following ranges:

Age of Oldest Owner or Annuitant at Issue	Range of Applicable Percentages
70 or younger	Not less than 40	% nor greater than 60%
71 to 75 inclusive	Not less than 20	% nor greater than 40%

When you purchased the EBB Rider, the applicable percentage appeared on your Policy Data Page. The applicable percentage for the policy will not change once the policy is issued. Please check with your registered representative for further details.

The gain equals the policy’s Accumulation Value minus the Adjusted Premium Payments. Adjusted Premium Payments are the total of all premium payments less proportional withdrawals (“EBB Proportional Withdrawals”). EBB Proportional Withdrawals are the amount(s) withdrawn from the policy (including any surrender charges, if applicable) divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the total of all Adjusted Premium Payments immediately preceding the withdrawal.

If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion of the EBB. The EBB will be calculated for a Beneficiary on each date that we receive all necessary requirements to pay such Beneficiary at the VPSC in Good Order. Due to market fluctuations, the EBB may increase or decrease and Beneficiaries may therefore be paid different amounts.

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The maximum amount payable under the EBB Rider, regardless of the gain, is equal to a percentage of Adjusted Premium Payments. As of the date of this Prospectus, the applicable percentages are as follows: 100% where the owner is 70 or younger, and 75% where the owner is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, but the maximum amount payable will not exceed 200% of Adjusted Premium Payments. If you select this rider, the applicable percentage will appear on your Policy Data Page. Please check with your registered representative for further details.

There will be no payment under the EBB Rider if on the date we calculate the EBB: 1) there is no gain, 2) the policy’s Accumulation Value is less than your premium payments made and not previously withdrawn, or 3) the rider has ended or terminated. The EBB Rider will end on the earliest of the following: 1) on the Annuity Commencement Date, 2) if you surrender the policy, 3) if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death (see “DESCRIPTION OF BENEFITS—Enhanced Spousal Continuance Rider (optional)”), 4) if we elect to terminate the policy pursuant to the policy’s termination provision, or 5) if you transfer ownership of the policy,. As discussed below in “DESCRIPTION OF BENEFITS—Enhanced Spousal Continuance Rider,” if upon your death prior to the Annuity Commencement Date your spouse elects to continue the policy as the new owner (and Annuitant, if you are the Annuitant), the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements at the VPSC in Good Order) to equal the greatest of any of the amounts payable as described in the “DESCRIPTION OF BENEFITS—The Standard Death Benefit—Death Before Annuity Commencement” section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. This rider cannot be cancelled without surrendering your policy. You will forfeit any benefits under the EBB Rider if you elect to receive Income Payments, or surrender or transfer your policy. If you expect to do any of these, the EBB Rider may not be appropriate for you.

We have set forth below an example of how the benefit of the EBB Rider may be realized and how withdrawals impact the benefit under this Rider. In this example, we have assumed the following:

1.	The rider is elected at the time of application;

2.	You purchase this policy with a $200,000 initial premium payment (no additional premium payments are made);

3.	A withdrawal of $20,000 is made in the fourth Policy Year;

4.	Immediately preceding the withdrawal, the Accumulation Value has increased to $250,000, and the total Adjusted Premium Payments equaled $200,000 (since there have been no previous withdrawals);

5.

If you (or the Annuitant, if you are not the Annuitant) die in the fifth Policy Year and the Accumulation Value of the policy has increased once again to $250,000 as of the date we receive the necessary requirements to pay the death benefit; and

6.	The Enhanced Beneficiary Benefit Rider percentage equals 50%.

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First, the Proportional Withdrawal amount is calculated (withdrawal amount divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Premium Payments immediately preceding the withdrawal):

Proportional Withdrawal = ($20,000/$250,000) x $200,000 = $16,000

Second, the amount of current Adjusted Premium Payments (after the withdrawal) is calculated (total of all premium payments minus EBB Proportional Withdrawals):

Adjusted Premium Payments = $200,000 – $16,000 = $184,000

Third, the gain is calculated (Accumulation Value – Adjusted Premium Payments):

Gain = $250,000 – $184,000 = $66,000

Finally, the Enhanced Beneficiary Benefit amount is calculated (Gain multiplied by the applicable EBB rider percentage):

Enhanced Beneficiary Benefit = $66,000 x 50% = $33,000

In this example, the Enhanced Beneficiary Benefit is equal to $33,000. This amount would be payable in addition to the guaranteed death benefit amount under the policy.

Investment Protection Plan Rider

If you purchase this rider, you will be able to surrender the policy and receive the greater of the policy Accumulation Value or the amount that is guaranteed under the rider. The IPP Rider is available only in jurisdictions where approved. To purchase this rider while the policy is in force, you must send a written request in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. While this rider is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See “CHARGES AND DEDUCTIONS—Optional Benefit Expenses—Investment Protection Plan Rider Charge.”) When you make a partial withdrawal, we will reduce the amount that is guaranteed under the rider by the amount of the proportional withdrawal. The proportional withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal. Please note that benefits payable under this rider are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC.

The amount that is guaranteed under the rider will depend on when you purchase or reset it:

(i)

At the time of application: The amount that is guaranteed will equal the initial premium payment plus any additional premium payments we receive in the first Policy Year, less all proportional withdrawals thereafter. Premium payments made after the first Policy Year will not be included in the amount that is guaranteed. The rider will take effect on the Policy Date.

(ii)

While the policy is in force: The amount that is guaranteed will equal the Accumulation Value on the date the rider takes effect, less all proportional withdrawals. The Rider will take effect on the next Policy Anniversary following the date the VPSC receives your application for the rider, in Good Order, at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.

(iii)

Resetting the guaranteed amount (“Rider Reset”): You may request to reset the amount that is guaranteed at any time while the rider is in effect. To reset the guaranteed amount, you must send a written request in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. Upon reset, the amount that is guaranteed will equal the Accumulation Value on the next Policy Anniversary, less all proportional withdrawals thereafter. We may also reset a new charge for the rider and the Rider Risk Charge Adjustment on that Policy Anniversary. (See “CHARGES AND DEDUCTIONS—Optional Benefit Expenses—Investment Protection Plan Rider Charge” and “—Rider Risk Charge Adjustment.”)

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In Oregon, where this rider is called the Accumulation Value Protection Plan, the amount guaranteed is computed in the same manner described above.

You will be eligible to receive the benefit under this rider beginning on the tenth Policy Anniversary after the later of (1) the effective date of the rider or (2) the effective date of any Rider Reset. You may also exercise this benefit on any Policy Anniversary subsequent to the tenth. To exercise this benefit, you must send us a written request to surrender the policy in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus no later than ten Business Days after the applicable Policy Anniversary. Amounts paid to you under the terms of this rider may be taxable and you may be subject to a 10% tax penalty if paid before you reach age 59 1⁄2.

You may cancel this rider within 30 days after delivery of the rider or, if you selected this feature at the time of application, within 30 days after delivery of the policy. To cancel the rider, you must return it to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel the Rider and refund any Investment Protection Plan Rider charge which may have been deducted. After this 30-day period, you still have the right to discontinue the rider. However, if you do we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any Investment Protection Plan Rider charge that may have been deducted. (See “CHARGES AND DEDUCTIONS—Optional Benefit Expenses.”) The cancellation of the rider after the 30-day period will be effective as of the date the VPSC receives your cancellation request.

This rider is available on all Non-Qualified and Roth IRA policies so long as the first date that you can exercise and receive benefits under the rider is before the Annuity Commencement Date. The rider is also available on IRA, SEP IRA, and SIMPLE IRA policies if the policyowner is age 65 or younger on the date the rider takes effect. The rider is not available on TSA and Inherited IRA policies.

Because this rider generally provides protection against decreases in the policy’s Accumulation Value due to negative investment performance, this rider may not be a benefit to you if all or most of your Accumulation Value is allocated to the Fixed Account. You should purchase this rider only if you have or intend to have most or all of your Accumulation Value allocated to the Investment Divisions.

This rider will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to exercise the rider. Therefore, you should select this rider only if you intend to keep the policy for at least ten years. In addition, this rider has no impact on any amount paid upon your death or the death of the Annuitant.

Partial withdrawals will reduce the guaranteed amount and the amount of charges assessed for the rider. However, please note that charges assessed for this rider prior to the date of any partial withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted.

We have set forth below an example of how the benefit of this rider may be realized and how partial withdrawals (including required minimum distributions from IRAs) will impact the guaranteed amount. In this example, we have assumed the following:

(1)	the rider is purchased at the time of application;

(2)	an initial premium payment of $100,000 is made;

(3)	no additional premium payments are made;

(4)	a withdrawal of $20,000 is made in the eighth Policy Year;

(5)	the Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(6)	the Accumulation Value on the tenth Policy Anniversary has decreased to $50,000.

The guaranteed amount at time of application was $100,000. When the partial withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the proportional withdrawal. We calculated the amount of the proportional withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.

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Proportional withdrawal = ($20,000/$80,000) x $100,000 = $25,000

To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the proportional withdrawal from the initial guaranteed amount: ($100,000 – $25,000) = $75,000. If this policy is surrendered in the tenth Policy Year, the policyowner receives $75,000 even though the Accumulation Value has decreased to $50,000.

Living Needs Benefit/Unemployment Rider

This rider is available at no additional cost. Rider benefits and requirements to qualify for the rider benefits may not be the same in all jurisdictions. We include a Living Needs Benefit/Unemployment Rider for all types of policies. In Connecticut, the rider is named the “Living Needs Benefit Rider” and the Unemployment and disability portions of the rider are not available. In New York, the rider is named “Waiver Of Surrender Charges For Living Needs Qualifying Events” and the Unemployment portion of the rider is not available. In New Jersey, the rider is named the “Living Needs Benefit Rider” and the Unemployment portion of the rider is not available.

The Living Needs Benefit/Unemployment Rider will waive all surrender charges (or a portion of surrender charges in the case of Unemployment), if you provide satisfactory proof that the Owner has experienced a Qualifying Event (as defined below). In order to receive the benefit associated with this rider, your policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000 and the Qualifying Event must occur on or after the Policy Date. For the Disability portion of the rider, any withdrawal after your 66th birthday will not be eligible for the rider benefit and surrender charges may apply. For the Unemployment portion of the rider, we will waive surrender charges on a one-time withdrawal of up to 50% of your Accumulation Value. Surrender charges will apply on amounts withdrawn in excess of that amount and on subsequent withdrawals. In addition, none of the benefits of this rider are available for policies where any Owner(s) has attained their 86th birthday on the Policy Date. If the Owner(s) is not a natural person, all restrictions and benefits of the rider are based on the Annuitant.

The types of Qualifying Events are defined as follows:

(a)	Health Care Facility (defined as a state licensed/certified nursing home/assisted living facility): The Owner is enrolled and living in a Health Care Facility for 60 consecutive days.

(b)	Terminal Illness: A determination by a licensed physician that the Owner has a life expectancy of 12 months or less.

(c)

Disability: A determination by a licensed physician that the Owner has a disability that prevents them from performing any work for pay or profit for at least 12 consecutive months. We may require proof of continued disability as of the date of the withdrawal.

(d)	Unemployment: A determination letter from the applicable state’s Department of Labor that the Owner qualifies for and has been receiving state unemployment benefits for 60 consecutive days.

A Health Care Facility is defined as a state licensed/certified nursing home/assisted living facility. In addition, we may also require proof of continued disability as of the date of the withdrawal.

For example, if an Owner with $100,000 in Accumulation Value experiences one of the Qualifying Events described in (a) – (c) above in Policy Year 3, he or she will be able to take withdrawals from his or her policy without having to pay a surrender charge on such withdrawals for as long as the Owner satisfies the conditions of eligibility. If the Owner were to experience the Qualifying Event of Unemployment in (d) in Policy Year 3, he or she would be able to make a one-time withdrawal of up to $50,000 without having to pay a surrender charge on such withdrawal. If he or she were to withdraw in excess of $50,000, he or she would pay a surrender charge on the amount exceeding $50,000 and on any subsequent withdrawals.

You will be able to receive benefits under this rider the later of the date you meet the above requirements or the date we receive your documentation in Good Order at the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.

Living Needs Benefit Rider

This rider is available at no additional cost. Rider benefits and requirements to qualify for the rider benefits may not be the same in all jurisdictions. If the Annuitant enters a nursing home, becomes terminally ill or disabled, you, the

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policyowner, may be eligible to receive all or a portion of the Accumulation Value without paying a surrender charge. The policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000. We must be provided with proof that the Annuitant has spent 60 or more consecutive days in a nursing home, is terminally ill or disabled. Withdrawals will be taxable to the extent of gain and, prior to age 59 1⁄2, may be subject to a 10% IRS penalty. This rider is in effect in all jurisdictions where approved. To qualify for the disability benefit of this rider, the Annuitant must be classified as disabled by the Social Security Administration. You, the policyowner, are no longer eligible for the disability benefit once the Annuitant begins collecting Social Security retirement benefits. The rider will be effective the later of the date you meet the above requirements or the date we receive your documentation in a form acceptable to us at the VPSC.

For example, if an Owner with $100,000 in Accumulation Value experiences one of the Qualifying Events described above in Policy Year 3, he or she will be able to take withdrawals from his or her policy without having to pay a surrender charge on such withdrawals for as long as the Owner satisfies the conditions of eligibility.

Unemployment Benefit Rider

This rider is available at no additional cost. Rider benefits and requirements to qualify for the rider benefits may not be the same in all jurisdictions. For all Non-Qualified, IRA, SEP IRA, Roth IRA, Inherited IRA, and SIMPLE IRA policies, if you become unemployed, you may be eligible to increase the amount that can be withdrawn from your policy to 50% of the policy’s Accumulation Value without paying surrender charges. This rider can only be used once. The policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000. You also must have been unemployed for at least 60 consecutive days. Withdrawals may be taxable transactions and, prior to age 59 1⁄2, may be subject to a 10% IRS penalty. To apply for this benefit, you must submit a determination letter from the applicable state’s Department of Labor indicating that you qualify for and are receiving unemployment benefits. The rider will be effective the later of the date you meet the above requirements or the date we receive your notification at the VPSC.

For example, if the Owner becomes unemployed in Policy Year 3 and has $100,000 in Accumulation Value, he or she would be able to make a one-time withdrawal of up to $50,000 without having to pay a surrender charge on such withdrawal. If he or she were to withdraw in excess of $50,000, he or she would pay a surrender charge on the amount exceeding $50,000, and on any subsequent withdrawals.

Enhanced Spousal Continuance Rider

If you purchased the EBB Rider at the time of application (see above), your policy will, subject to jurisdiction availability, also include the Enhanced Spousal Continuance Rider (“ESC Rider”) at no charge. The ESC Rider is not included on policies sold in connection with Section 403(b) tax-sheltered annuities.

Under the ESC Rider, if your spouse is the sole primary Beneficiary, upon your death prior to the Annuity Commencement Date, your spouse may elect to continue the policy as the new owner (and Annuitant, if you are also the Annuitant). If the election is made, the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements in Good Order at the VPSC) to equal the greatest of any of the amounts payable as described in the (“DESCRIPTION OF BENEFITS—The Standard Death Benefit—Death Before Annuity Commencement”) section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. Unless we notify you otherwise, any additional Accumulation Value calculated under the ESC Rider will be allocated to the policy according to the premium allocation instructions on record (excluding the DCA Advantage Account).

The ESC Rider ends upon the earliest of the following: 1) if you surrender the policy, 2) if Income Payments begin, 3) once the ESC Rider has been exercised, or 4) if you transfer ownership of the policy to someone other than your spouse. This rider cannot be cancelled without surrendering your policy.

Upon exercising the ESC Rider and continuing the policy, the EBB Rider and the quarterly charges for the EBB Rider will cease. All other policy provisions will continue as if your spouse had purchased the policy on the original Policy Date.

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Example:

Your spouse is your policy’s sole primary Beneficiary. If you die and your spouse chooses to continue the policy as the new owner, and the Accumulation Value as of your date of death is $100,000, it will be increased to equal the amount of the Standard Death Benefit plus an EBB provided under the EBB Rider.

Automatic Asset Reallocation

This optional benefit, which is available at no additional cost, allows you to maintain the percentage allocated to each Investment Division at a pre–set level. For example, you might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP MacKay Convertible – Service Class Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP MacKay International Equity – Service Class Investment Division. Over time, the fluctuations in each of these Investment Division’s investment results will shift the percentages. If you elect the Automatic Asset Reallocation option, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. You may also utilize the Automatic Asset Reallocation Option if your Variable Accumulation Value is allocated to an Asset Allocation Model. You may choose to have reallocations made on your quarterly, semi–annual or annual policy anniversary.

To request Automatic Asset Reallocation, you must send a completed Automatic Asset Reallocation request form to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or use any other method we make available. The VPSC must receive the completed Automatic Asset Reallocation request form at least five Business Days before the date transfers are scheduled to begin. If we receive your completed Automatic Asset Reallocation request form for this option less than five Business Days prior to the date you request it to begin, the reallocation will begin on the next rebalancing date based on the rebalancing frequency you selected. Faxed and e–mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. You may modify an existing Automatic Asset Reallocation option by contacting us by phone at the number provided in the “CONTACTING NYLIAC” section of this Prospectus.

The minimum Accumulation Value required to elect this option is $2,500. We will suspend this feature automatically if the Separate Account Value is less than $2,500 on a reallocation date. Once the Separate Account Value equals or exceeds this amount, Automatic Asset Reallocation will resume automatically as scheduled. There is no minimum amount that you must allocate among the Investment Divisions under this option. Your Automatic Asset Reallocation may be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current Automatic Asset Reallocation arrangements. You may prevent this cancellation if a conforming Automatic Asset Reallocation change is processed within one Business Day of the inconsistent premium allocation change or transfer. (Not applicable to the former MainStay Elite Variable Annuity Prospectus).

You may cancel the Automatic Asset Reallocation option at any time. To cancel the Automatic Asset Reallocation option, you may send a written cancellation request in Good Order to the VPSC or contact us by phone or online as described in the “CONTACTING NYLIAC” section of this Prospectus. You may not elect the Automatic Asset Reallocation option if you have selected the traditional Dollar Cost Averaging option. However, you have the option of alternating between these two features.

Dollar Cost Averaging Programs

The main objective of dollar cost averaging is to achieve an average cost per Accumulation Unit that is lower than the average price per Accumulation Unit during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar cost averaging does not assure a profit in rising markets or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of varying price levels. We do not count transfers under dollar cost averaging as part of your 12 free transfers each Policy Year. There is no charge imposed for either of the Dollar Cost Averaging programs.

We have set forth below an example of how dollar cost averaging works. In the example, we have assumed that you want to transfer $100 from the MainStay VP U.S. Government Money Market Investment Division to the MainStay

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VP Wellington U.S. Equity—Service Class Investment Division each month. Assuming the Accumulation Unit values below, you would purchase the following number of Accumulation Units:

Month	Amount Transferred	Accumulation Unit Value	Accumulation Units Purchased
1	$100	$10.00	10.00
2	$100	$8.00	12.50
3	$100	$12.50	8.00
4	$100	$7.50	13.33
Total	$400	$38.00	43.83

The average unit price is calculated as follows:

Total unit price	=	$38.00	=	$9.50
Number of months		4

The average unit cost is calculated as follows:

Total amount transferred	=	$400.00	=	$9.13
Total units purchased		43.83

In this example, with dollar cost averaging you would have paid an average of $9.13 per unit while the average price per unit during the purchase period was $9.50. Keep in mind that it is also possible for dollar cost averaging to result in a loss. For example, if Accumulation Unit Values had increased rapidly over the four-month period used in the example above, you would have achieved a lower average unit cost by making the entire purchase in the first month.

Traditional Dollar Cost Averaging

This option, which is available at no additional cost, permits systematic investing to be made in equal installments over various market cycles to help reduce risk. You may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Division to any combination of Investment Divisions and/or the Fixed Account. Please note that for Premium based Base Contract Charge policies, amounts cannot be transferred to the Fixed Account (if applicable) You will specify the Investment Divisions to transfer money from, the Investment Divisions and/or Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to our rules, and the frequency of the transfers (monthly, quarterly, semi–annually or annually). You may not use traditional dollar cost averaging to make transfers into or from an Asset Allocation Model. You may not make transfers from the Fixed Account, but you may make transfers into the Fixed Account. Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $2,500 to elect this option. Once all money has been allocated to the Investment Divisions of your choice or the balance in the Investment Division you are transferring from is less than $100, the traditional Dollar Cost Averaging option will cease. A new request must be submitted to reactivate this feature. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion.

NYLIAC will make all traditional Dollar Cost Averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day). You may specify any day of the month except the 29th, 30th, or 31st. In order to process transfers under our traditional Dollar Cost Averaging Option, the VPSC must have received a completed traditional Dollar Cost Averaging request form in Good Order at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus no later than five Business Days prior to the date transfers are to begin. You may also process a traditional Dollar Cost Averaging transfer by any other method we make available. If your traditional Dollar Cost Averaging request form for this option is received less than five Business Days prior to the date you request it to begin, the transfers will begin on the day of the month you specify in the month following the receipt of your request. All completed traditional Dollar Cost Averaging request forms must be sent to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion.

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You may cancel the traditional Dollar Cost Averaging option at any time. To cancel the traditional Dollar Cost Averaging Option, you must send a written cancellation request in Good Order to the VPSC or contact us by phone at the number provided in the “CONTACTING NYLIAC” section of this Prospectus. NYLIAC may also cancel this option if the Accumulation Value is less than $2,500, or such lower amount as we may determine. You may not elect the traditional Dollar Cost Averaging option if you have selected the Automatic Asset Reallocation option. However, you have the option of alternating between these two features.

The DCA Advantage Account

This feature, which is available at no additional cost, permits you to set up automatic dollar cost averaging using the DCA Advantage Account when an initial premium payment or a subsequent premium payment is made. The DCA Advantage Account transfers amounts automatically to the Investment Divisions you choose in six monthly increments, as described below. We credit amounts in the DCA Advantage Account with interest. You can request the DCA Advantage Account in addition to the Traditional Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep. To set up a DCA Advantage Account, you must send a completed DCA Advantage Account request form in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.

If you wish to allocate to the DCA Advantage Account, each premium payment you allocate to it must be at least $5,000. If your payment is less than the $5,000 minimum, it will not be allocated to the DCA Advantage Account. Instead, it will be automatically applied to the Investment Divisions that you have specified to receive transfers from the DCA Advantage Account. You must specify the Investment Divisions or available Asset Allocation Model into which transfers from the DCA Advantage Account are to be made. However, you may not select the DCA Advantage Account if its duration would extend beyond the Annuity Commencement Date. You may not make transfers from the DCA Advantage Account into the Fixed Account (if available). We do not count transfers out of the DCA Advantage Account as part of your 12 free transfers each Policy Year. Dollar cost averaging will begin one month from the date NYLIAC receives the premium payment and transfers will be made on the same day (on the next Business Day if the day is not a Business Day) each subsequent month for the duration of the DCA Advantage Account. If a transfer is scheduled to occur on a day that does not exist in a month, it will be processed on the last day of that month or on the next Business Day if the last day of that month is not a Business Day. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Advantage Account. For example, the amount of the first monthly transfer out of the DCA Advantage Account will equal 1/6 of the value of the DCA Advantage Account on the date of the transfer. The amount of each of the five remaining transfers will equal 1/5, 1/4, 1/3, 1/2, and the remainder of the balance, respectively, of the value of the DCA Advantage Account on the date of each transfer.

You may not have more than one DCA Advantage Account open at the same time. Accordingly, any subsequent premium payment we receive for a DCA Advantage Account that is already open will be allocated to that same DCA Advantage Account and will earn the same interest rate. The entire value of the DCA Advantage Account will be completely transferred to the Investment Divisions or Asset Allocation Model within the duration specified. For example, if you allocate an initial premium payment to the DCA Advantage Account under which the 6-month term will end on December 31, 2022 and you make a subsequent premium payment to the 6-month DCA Advantage Account before December 31, 2022, we will allocate the subsequent premium payment to the same 6-month DCA Advantage Account already opened and transfer the entire value of the 6-month DCA Advantage Account to the Investment Divisions or Asset Allocation Model by December 31, 2022 even though a portion of the money was not in that DCA Advantage Account for the entire 6-month period. If an additional premium payment of $5,000 or more is allocated to the DCA Advantage Account after the duration has expired, the DCA Advantage Account will be reactivated and will earn the interest rate in effect on the Business Day the new premium payment is received at the VPSC.

You can make partial withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Account. We will make partial withdrawals and transfers first from the DCA Advantage Account Accumulation Value attributed to the initial premium payment and then from the DCA Advantage Account Accumulation Value attributed to subsequent allocations in the order received.

You cannot make transfers into the DCA Advantage Account from any Allocation Option.

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Interest Sweep

This optional benefit, which is available at no additional cost, allows the interest earned on monies allocated to the Fixed Account to be transferred from the Fixed Account to one or any combination of Investment Divisions or an available Asset Allocation Model. You must specify the Investment Divisions and/or Asset Allocation Model, the frequency of the transfers (monthly, quarterly, semi-annually, or annually), and the day of each calendar month to make the transfers (except the 29th, 30th, and 31st of a month). NYLIAC will make all Interest Sweep transfers on the day of each calendar month you have specified or on the next Business Day (if the day you have specified is not a Business Day). To request an Interest Sweep transfer, you must send an Interest Sweep request form in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. The VPSC must receive a completed Interest Sweep request form at least five Business Days prior to the date transfers are scheduled to begin. If the VPSC does not receive a completed Interest Sweep request form within the five Business Days prior to the date you request it to begin, the transfer will begin on the day of the month you specify in the month following the receipt of your request.

The Interest Sweep option may be utilized in addition to traditional Dollar Cost Averaging, Automatic Asset Reallocation, or the DCA Advantage Account. With an Asset Allocation Model, the Interest Sweep option may be utilized with Automatic Asset Reallocation and the DCA Advantage Account. If an Interest Sweep transfer is scheduled for the same day as a transfer related to the traditional Dollar Cost Averaging option, the Automatic Asset Reallocation option or the DCA Advantage Account, we will process the Interest Sweep transfer first.

You may cancel the Interest Sweep option at any time. To cancel the Interest Sweep Option, you must send a written cancellation request in Good Order to the VPSC or contact us by telephone as described in the “CONTACTING NYLIAC” section of this Prospectus. We may also cancel this option if the Fixed Account Accumulation Value is less than $2,500, or such a lower amount as we may determine.

To establish a new Interest Sweep transfer after the option has been cancelled, you must send an Interest Sweep request form in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. You may also process an Interest Sweep transfer by any other method we make available. The VPSC must receive an Interest Sweep request form in Good Order at least five Business Days prior to the date transfers are scheduled to begin. If the VPSC does not receive an Interest Sweep request form in Good Order at least five Business Days prior to the date you request it to begin, transfers will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. The minimum Fixed Account Accumulation Value required to elect this option is $2,500, but this amount may be reduced at our discretion.

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CHARGES AND DEDUCTIONS

Transaction Expenses

Surrender Charges

Since no deduction for a sales charge is made from each premium payment, we impose a surrender charge on certain partial withdrawals and surrenders of the policies (for single premium policies, surrender charges are modified as indicated in Appendix 1 of this Prospectus). The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge applies to certain amounts applied under certain Income Payment options.

If you make a partial withdrawal or surrender your policy, we deduct the surrender charge from the amount paid to you. However, you can withdraw any investment gains under your policy without a surrender charge (see “CHARGES AND DEDUCTIONS—Transaction Expenses—Exceptions to Surrender Charges,” below). In the case of a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Options from which the partial withdrawals are made, or from the amount paid to you. If you specify the Allocation Options from which to make the withdrawal, we will deduct the surrender charge pro-rata according to your instructions. If you do not specify the Allocation Options from which to make the withdrawal, we will deduct the surrender charge pro-rata from each Allocation Option. If the remaining value in an Allocation Option and/or the DCA Advantage Account, is less than the necessary surrender charge, we will not process the withdrawal.

The guaranteed maximum surrender charge will be 8% of the amount withdrawn. The percentage of the surrender charge varies, depending upon the length of time a premium payment is in your policy before it is withdrawn. For purposes of calculating the applicable surrender charge, we deem premium payments to be withdrawn on a first–in, first–out basis. Unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first three Payment Years following the premium payment to which such withdrawal or surrender is attributable is 8% of the amount withdrawn or surrendered. This charge then declines to 7% in the fourth Payment Year, 6% in the fifth Payment Year, 5% in the sixth Payment Year, 4% in the seventh Payment Year, 3% in the eighth Payment Year, after which no charge is made, as shown in the following chart:

Amount of Surrender Charge

Payment Year	Surrender Charge
1	8%
2	8%
3	8%
4	7%
5	6%
6	5%
7	4%
8	3%
9+	0%

Exceptions to Surrender Charges

We will not assess a surrender charge:

(a)

on amounts you withdraw in any one Policy Year that are less than or equal to the greatest of: (i) 10% of the Accumulation Value at the time of surrender or withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year; (ii) 10% of the Accumulation Value as of the prior Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year), less any prior Surrender Charge free withdrawals during the Policy Year; or (iii) the Accumulation Value less accumulated premium payments.

(b)	if NYLIAC cancels the policy;

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(c)	when we pay proceeds upon the death of the policyowner;

(d)	when you select an Income Payment option involving life income in any Policy Year after the first Policy Anniversary;

(e)	when a required minimum distribution calculated based on the value of this policy is made under a Qualified Policy (this amount will, however, count against the first exception);

(f)	on withdrawals you make under the Living Needs Benefit Rider, Unemployment Benefit Rider, or Living Needs Benefit/Unemployment Rider, if applicable;

(g)	on monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Code; and

(h)	when the aggregate surrender charges under a policy exceed 9.0% of the total premium payments.

Transfer Fees

Currently, we do not charge for transfers under the policy. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. The charge is to compensate us for the expense of processing the transfer. The transfer charge, if applicable, will be assessed at the time that the transfer is processed and will be deducted from your Accumulation Value and taken pro rata from each Allocation Option. Each time you request a transfer, we will assess the transfer charge, if applicable. Separate requests submitted on the same day will each be treated as separate transfers. Transfers made under traditional Dollar Cost Averaging, Interest Sweep, the DCA Advantage Account, and Automatic Asset Reallocation do not count toward this transfer limit.

Payments Returned for Insufficient Funds

If your premium payment is returned for insufficient funds, we reserve the right to reverse your allocation(s) and charge you a $20 fee for each returned payment. The charge is to compensate us for the expense of processing the returned payment. This charge, if applicable, will be assessed at the time the payment is reversed and will be deducted from your Accumulation Value and taken pro rata from each Allocation Option. In addition, the Portfolio may also redeem shares to cover any losses it incurs as result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privileges to pay by check or electronically will be suspended until the VPSC receives a written request to reinstate it in Good Order at one of the addresses noted in the “CONTACTING NYLIAC” section of the Prospectus, and we agree.

Annual Policy Expenses

Base Contract Charges (M&E Charge)

Prior to the Annuity Commencement Date, we deduct the Mortality and Expense Risk and Administrative Costs Charge (“M&E Charge”) against your policy. We deduct this charge at the end of each policy quarter by reducing the number of Accumulation Units in the Investment Divisions you have selected. On an annual basis, the charge equals 1.70% of the Adjusted Premium Payments. When you make additional premium payments during a policy quarter, the charge is calculated on a pro-rata basis. Also, a pro-rata portion of the charge will be deducted on the date the policy is surrendered and upon the payment of any death benefit proceeds..

We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these proceeds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

This policy differs from some other variable annuities in that the M&E Charge is calculated as a percentage of your Adjusted Premium Payments rather than as a percentage of separate account assets. This means that the dollar amount of this charge will be unaffected by fluctuations in market performance. Generally in a rising market, the structure of this charge will benefit the policyowner because the charge, when measured as a percentage of separate account assets, will be reduced. On the other hand, in a flat or declining market, this structure will result in an increase in the charge when measured as a percentage of separate account assets.

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Another difference is that the M&E Charge is deducted by reducing the number of Accumulation Units held in your Policy, rather than by reducing the value of those Accumulation Units.

In a rising market, since each Accumulation Unit will have a relatively greater value, fewer Accumulation Units will be deducted from your policy for the M&E Charge. In a declining market, since each Accumulation Unit will have a relatively lower value, more Accumulation Units will be deducted from your policy for the M&E Charge. The value of your policy will depend on the number of Accumulation Units you own and the value of those units.

The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy’s Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services. We expect to make a profit from this charge, which we may use for any purpose.

Administrative Expense – Policy Service Charge

We deduct an annual policy service charge of $30 each Policy Year on the Policy Anniversary and upon surrender of the policy. However, we will waive the annual policy service charge if your policy has $100,000 or more of Accumulation Value on a given Policy Anniversary.

We deduct the annual policy service charge from each Allocation Option and the DCA Advantage Account, if applicable, in proportion to its percentage of the Accumulation Value in each option on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing, and confirming premium payments and establishing and maintaining the available methods of payment.

Optional Benefit Expenses

Investment Protection Plan Rider Charge

If you purchase the Investment Protection Plan, we will deduct a charge on the first Business Day of the next policy quarter following each policy quarter that the rider is in effect based on the amount that is guaranteed. This charge is to compensate NYLIAC for the risk of the underlying guarantee provided by the rider. We deduct this charge beginning with the first policy quarter after the effective date of the rider. (See “TABLE OF FEES AND EXPENSES.”) This charge is to compensate NYLIAC for the risk of the underlying guarantee provided by the rider. We will deduct the charge from each Allocation Option and the DCA Advantage Account in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable policy quarter. The maximum annual charge is 1% of the amount that is guaranteed. We may set a lower charge at our sole discretion.

For IPP Rider purchases and IPP Rider Resets applied for on and after November 13, 2017, the current charge is 0.80% of the amount that is guaranteed, applied on a quarterly basis (0.20% per quarter).

For IPP Rider purchases and IPP Rider Resets applied for between May 1, 2016 and November 12, 2017, the current charge is 0.85% of the amount that is guaranteed, applied on a quarterly basis (0.2125% per quarter) .

For IPP Rider purchases and IPP Rider Resets applied for before May 1, 2016, the current charge is 0.65% of the amount that is guaranteed, applied on a quarterly basis (0.1625% per quarter).

You should check with your registered representative to determine the percentage we are currently charging before you purchase this feature.

If you reset the amount that is guaranteed, a new charge for the rider may apply. This charge may be more or less than the charge currently in effect on your policy but will never exceed the stated maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider (or any reset) becomes effective, unless you again reset the rider’s guaranteed amount. After a reset, we will continue to deduct the current charge until the first policy quarter following the effective date of the reset.

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Rider Risk Charge Adjustment (Cancellation Charge)

If you cancel the Investment Protection Plan Rider, to the extent permitted by state law, we will deduct a one- time Rider Risk Charge Adjustment from your Accumulation Value in certain Investment Divisions or the DCA Advantage Account. This charge is to compensate NYLIAC for the costs and risks we assume in providing the benefit. The cancellation will be effective on the date that the VPSC (at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus) receives your cancellation request in Good Order. (See “TABLE OF FEES AND EXPENSES.”) In most jurisdictions, we will deduct the Rider Risk Charge Adjustment from an Investment Division or the DCA Advantage Account in proportion to its percentage of the Accumulation Value on that day. We will not deduct this charge if you surrender your policy. However, surrender charges may apply.

We will not change the adjustment for a particular policy once it is set on the date the rider takes effect. The maximum Rider Risk Charge Adjustment is 2.00% of the amount that is guaranteed. We may set a lower charge at our sole discretion. You should check with your registered representative to determine the percentage we are currently charging before you decide to cancel.

If you reset the amount that is guaranteed, a new Rider Risk Charge Adjustment may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The adjustment charge in effect on the effective date of the rider or on the effective date of any reset will not increase after the rider is issued.

Enhanced Beneficiary Benefit Rider Charge

If you purchased the EBB Rider (in jurisdictions where available), we will deduct a charge each policy quarter that the rider is in effect based on the Accumulation Value. This charge is to compensate NYLIAC for the risk of the underlying guarantee provided by the rider. We will deduct this charge beginning with the first policy quarter after the Policy Date. In most jurisdictions, this charge will be deducted quarterly from each Allocation Option and DCA Advantage Account in proportion to its percentage of the Accumulation Value.

The maximum annual charge is 1.00% of the policy’s Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. The current charge for the EBB Rider is 0.30% of the policy’s Accumulation Value, applied on a quarterly basis (0.075% per quarter). This charge will not change once your policy is issued.

Annual Death Benefit Reset (ADBR) Rider Charge

If you purchased the ADBR Rider, we will deduct a charge each policy quarter that the rider is in effect based on the amount that is guaranteed as of the last Reset Anniversary. This charge is to compensate NYLIAC for the risk of the underlying guarantee provided by the rider. In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account, and the Fixed Account, in proportion to its percentage of the Accumulation Value of the applicable quarter and will not reduce your Adjusted Premium Payments. However, for policies issued in New York, this charge will be deducted only from the Variable Accumulation Value. This charge will continue to be deducted while the policy remains in–force.

The charge for the ADBR Rider is based upon your age when the policy is issued, which will not change. The maximum annual charge is 1.00% of the most recent reset amount, or the initial premium payment in the first Policy Year. You should check with your registered representative to determine the percentage we are currently charging. As of the date of this Prospectus, the charges are as follows:

Age of Oldest Owner at Issue	Annual Charge
65 or younger	0.30% (.0750% per quarter)
66 to 75 inclusive	0.35% (.0875% per quarter)

Annual Portfolio Expenses

Portfolio fees and expenses are deducted from and paid out of the assets of the Portfolios. The value of the assets of the Separate Account will indirectly reflect the Portfolios’ total fees and expenses. The Portfolios’ total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are

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described in detail in the relevant Portfolio’s prospectus and/or SAI. A complete list of Portfolios available under the policy, including their annual expenses, may be found in APPENDIX 2.

Certain Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC rules, including Rules 2a-7 or 22c-2 under the Investment Company Act of 1940. In such cases, we would administer the Portfolio fees and deduct them from your Accumulation Value or transaction proceeds.

Group and Sponsored Arrangements

For certain group or sponsored arrangements, we may reduce the surrender charge and the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

We will make any reductions according to our rules in effect when an application or enrollment form for a policy is approved. We may change these rules from time to time. Any variation in the surrender charge or policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.

Taxes

NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either: (i) when a surrender or cancellation occurs, or (ii) at the Annuity Commencement Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC’s status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

We may in the future seek to amend the policies to deduct premium taxes when a premium payment is received.

Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. NYLIAC may assess charges for such taxes.

NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the Separate Account reserves under the policies. (See “FEDERAL TAX MATTERS.”). Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

DISTRIBUTIONS UNDER THE POLICY

Surrenders and Withdrawals

You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals , or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living. To request a surrender or withdrawal, you can send a written request in Good Order to the VPSC at one of the addresses listed on the “CONTACTING NYLIAC” section of this Prospectus, or utilize any other method we make available. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. If the request is in Good Order, the amount available for withdrawal is the Accumulation Value at the end of the Business Day that the VPSC receives the written request, less any surrender charges, taxes that we may deduct, Mortality and Expense Risk and Administrative Costs Charge, and the annual policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. You can also request a partial withdrawal online at www.newyorklife.com. NYLIAC will

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pay all surrenders or withdrawals within seven days of receipt of all required information in Good Order (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See “THE POLICIES—Delay of Payments”).

Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.

Surrenders and withdrawals may be taxable transactions, and the Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals made before the Owner attains age 59 1⁄2 (the penalty tax is increased to 25% in the case of a distribution from a SIMPLE IRA within the first two years of your participation in the SIMPLE IRA Plan.) (See “FEDERAL TAX MATTERS— Taxation of Annuities in General.”) In addition, taxable surrenders and withdrawals may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

Surrenders

We may deduct a surrender charge and any state premium tax, if applicable, the Mortality and Expense Risk and Administrative Costs Charge, and the annual policy service charge, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different Income Payment method. For surrender requests over $50,000, we may require additional verification of your identity before the request can be deemed in Good Order. For surrender requests of any size, if your address or bank account information has been on file with us for less than thirty (30) days, we may require additional verification of your identity before we will process a request to send surrender proceeds electronically to that bank account or through the mail to that address. (See “ANNUITY PAYMENTS (THE INCOME PHASE)—Income Payments.”) Surrenders may be taxable transactions and a 10% penalty tax may be applicable if the surrender is made before the Owner attains age 59 1⁄2. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”)

Partial Withdrawals

The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Allocation Options in accordance with your request. However, if you do not specify how to allocate a partial withdrawal among the Allocation Options we will deduct the partial withdrawal on a pro-rata basis. Your requested partial withdrawal will be effective on the date we receive your request in Good Order at the VPSC or online at www.newyorklife.com. However, if that day is not a Business Day or if your request is received after the close of the NYSE, then the requested partial withdrawal will be effective on the next Business Day. Generally, we will pay the partial withdrawal within seven days of that date. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”)

If a surrender charge applies to your partial withdrawal, unless you instruct us otherwise, surrender charges will be included in the amount we deduct from your Accumulation Value. They will be taken pro rata from each Allocation Option. You may, however, request to have the withdrawal deducted without including surrender charges. If you so request, the surrender charges will be deducted from the payment we make to you.

If the requested partial withdrawal is equal to the value in any of the Allocation Options from which the partial withdrawal is being made, we will pay the entire value of that Allocation Option and/or the DCA Advantage Account, less any surrender charge that may apply to you. If honoring a partial withdrawal request would result in an Accumulation Value of less than $2,000, we reserve the right to terminate your policy and pay you the Accumulation Value in a single sum, subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

Currently, online withdrawals cannot exceed $250,000. We may require additional verification of your identity for written partial withdrawal requests for amounts greater than $50,000 before the request can be deemed in Good Order. For withdrawal requests of any size, if your address or bank account information has been on file with us for less than 30 days, we may require the request in writing or require additional verification of your identity, in a means acceptable to us, before we will process a request to send partial withdrawal proceeds electronically to that bank

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account or through the mail to that address. In addition, partial withdrawal requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such partial withdrawal request must be made in writing and sent to the VPSC at one of the addresses noted in the “CONTACTING NYLIAC” section of this Prospectus. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion.

It is important to note that any withdrawal reduces the guaranteed amount under the IPP proportionally.

Periodic Partial Withdrawals

You may elect to receive regularly scheduled partial withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi–annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made (may not be the 29th, 30th, or 31st of a month). We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day). To process Periodic Partial Withdrawals, you must send a written request in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus, or utilize any other method we make available. NYLIAC must receive a request no later than five Business Days prior to the date the withdrawals are to begin. If we receive your request less than five Business Days prior to the date you request withdrawals to begin, the withdrawals will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. You may specify the Allocation Options from which the periodic partial withdrawals will be made. The minimum amount is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) If you do not specify otherwise, we will withdraw money on a pro-rata basis from each Investment Division and/or the Fixed Account. You may not make periodic partial withdrawals from the DCA Advantage Account. You can elect to receive “Interest Only” periodic partial withdrawals for the interest earned on monies allocated to the Fixed Account. This option is not available for policies issued in the State of New York. If this option is chosen, the $100 minimum for periodic partial withdrawals will be waived. However, you must have at least $5,000 in the Fixed Account at the time of each periodic partial withdrawal, unless we agree otherwise.

It is important to note that any withdrawal reduces the Guaranteed Amount under the IPP proportionally.

Hardship Withdrawals

Under certain Qualified Policies, the Plan Administrator (as defined in Code Section 414(g)) may allow, in its sole discretion, certain withdrawals it determines to be “Hardship Withdrawals.” The surrender charge and 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.

Required Minimum Distribution Option

As of January 1, 2020, the age when required distributions must begin for IRAs, SIMPLE IRAs, SEP IRAs, and TSAs has increased from age 70 1⁄2 to 72. This change only applies if you attain age 70 1⁄2 on or after January 1, 2020. For IRAs, SIMPLE IRAs and SEP IRAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 72. For TSAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the later of the calendar year he or she attains age 72 (70 1⁄2 if the policyowner attained age 70 1⁄2 prior to January 1, 2020) or the calendar year he or she retires. For Inherited IRAs, a policyowner who is an Eligible Designated Beneficiary is required to take the first required minimum distribution on or before December 31 of the calendar year following the year of the original owner’s death.

Our Right to Cancel

If the Accumulation Value of your policy is less than $2,000 or is insufficient to cover the annual policy service charge, the Mortality and Expense Risk and Administrative Costs Charge and other applicable optional rider charges, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and, provided that you are not older than the maximum age for making a premium payment as shown on the Policy Date Page, give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

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In states where NYLIAC offered a single premium version of the New York Life Elite Variable Annuity policies, if the Accumulation Value of your policy is less than $2,000 after a partial withdrawal and applicable surrender charges, we reserve the right to terminate your policy, subject to applicable state laws. We will notify you of our intention to exercise this right 90 days prior to terminating your policy. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

Restrictions Under Code Section 403(b)(11)

With respect to 403(b) TSAs, distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59 1⁄2, has a severance from employment, dies or becomes disabled. The Code section 403(b) plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g., for hardship or due to a severance from employment), it may still be subject to a 10% additional income tax as a premature distribution.

Under the final Code section 403(b) regulations, which the Department of Treasury published on July 26, 2007, employer contributions made to Code section 403(b) TSA contracts will be subject to new withdrawal restrictions. Under the new rules, amounts attributable to employer contributions to a Code section 403(b) TSA contract that is issued after December 31, 2008 may not be distributed earlier than the earliest of severance from employment or upon the occurrence of a certain event, such as after a fixed number of years, the attainment of a stated age, or disability. These new withdrawal restrictions do not apply to Code section 403(b) TSA contracts issued before January 1, 2009.

Under the terms of your Code section 403(b) plan, you may have the option to invest in other funding vehicles, including Code section 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

Loans

Policy loans are not available.

ANNUITY PAYMENTS (THE INCOME PHASE)

Annuity Commencement Date

The income phase of your policy occurs when you begin receiving regular payments from us (Income Payments). The Annuity Commencement Date is the day those Income Payments begin (sometimes referred to as annuitization of the policy) unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. The Annuity Commencement Date is the date specified on the Policy Data Page. The earliest possible Annuity Commencement Date is the first Policy Anniversary. If we agree, you may change the Annuity Commencement Date to an earlier date. If we agree, you may also defer the Annuity Commencement date to a later date, provided that we receive notice of the request in Good Order at least one month before the last selected Annuity Commencement Date, and that applicable state law permits a deferral to such date. To request to change or defer the Annuity Commencement Date to a later date, subject to the constraints noted above, you must provide notice in a form acceptable to us (or as required under state law) in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. You may not withdraw any Accumulation Value from your policy after the Annuity Commencement Date. Any request for a partial withdrawal must be received at least 30 days prior to the Annuity Commencement Date.

The Annuity Commencement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

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Income Payments

Election of Income Payment Options

On the Annuity Commencement Date, the Accumulation Value will be applied to provide a monthly Income Payment. Unless you instruct us otherwise, we will make Income Payments under the Life Income – Guaranteed Period Payment Option, under which we will make equal Income Payments for your lifetime for 10 years, if you die before receiving 10 years of Income Payments. (See “ANNUITY PAYMENTS” in the Statement of Additional Information.) However, on or before the Annuity Commencement Date, you can elect to receive Income Payments under such other option we may offer at that time where permitted by state laws. We will require that a lump sum payment be made if the Accumulation Value is an amount that would provide Income Payments of less than $20 a month on the Annuity Commencement Date. We will make payments under the Life Income – Guaranteed Period Payment Option in the same specified amount over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if an Annuitant dies sooner, in which case, the rest will be made to the Beneficiary. NYLIAC does not currently offer variable Income Payment options.

If the Life Income – Guaranteed Period Payment Option is not chosen, you may change the Income Payment option or request any other method of payment we agree to at any time before the Annuity Commencement Date. To change the Annuity Commencement

Date, you must send a written request in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. However, once payments begin, you may not change the option. If a life Income Payment option is chosen, we may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant(s) will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater.

Effective for amounts received in taxable years beginning after December 31, 2010, a policyholder may elect to apply a portion of the Accumulation Value toward one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. A partial annuitization will reduce the benefits provided under this policy. The Accumulation Value will be reduced by the amount placed under one of the Income Payment options we may offer. Under a partial annuitization, the policy’s Accumulation Value, any riders under the policy and any charges assessed will be treated the same as they would under any other withdrawal from the policy’s Accumulation Value, except that surrender charges will not be assessed. (See “FEDERAL TAX MATTERS.”)

It is important to note that any withdrawal reduces the guaranteed amount under the IPP proportionally.

Under Income Payment options involving life income, the Payee may not receive Income Payments equal to the total premium payments made under the policy if the Annuitant dies before the actuarially predicted date of death. We base Income Payment options involving life income on annuity tables that vary on the basis of gender, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.

Once Income Payments begin, you may not surrender your policy or make any partial withdrawals.

Taxable Income Payments may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

Proof of Survivorship

We may require satisfactory proof of survival from time to time, before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled Payment Date.

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THE FIXED ACCOUNT

The Fixed Account is backed by assets in NYLIAC’s general account, which includes all of NYLIAC’s assets except those assets specifically allocated to NYLIAC’s separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Interest Crediting

NYLIAC guarantees that it will credit interest at an annual effective rate of at least the minimum guaranteed interest rate stated on the Policy Data Page of your policy to amounts allocated to the Fixed Account under the policies. Please see your Policy’s Data Page for the guaranteed minimum interest rate applicable to your policy. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to amounts allocated to the Fixed Account.

Interest rates will be set on the anniversary of each premium payment. All premium payments allocated to the Fixed Account, plus prior interest earned on such amounts, will receive their applicable interest rate for one-year periods from the anniversary on which the allocation was made.

Transfers Between the Fixed Account and Investment Divisions or an Asset Allocation Model

You may transfer interest earned on monies allocated from the Fixed Account to the Investment Divisions or an available Asset Allocation Model up to 30 days prior to the Annuity Commencement Date. You must make transfer requests in writing in Good Order and send them to VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus, by telephone in accordance with established procedures, or through our online service at www.newyorklife.com. Faxed and e- mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. You may not make transfers into the Fixed Account.

We will deduct partial withdrawals and apply any surrender charges to the Fixed Account on a FIFO basis (i.e., from any value in the Fixed Account attributable to premium payments in the same order in which you allocated such payments to the Fixed Account during the life of the policy).

THE DCA ADVANTAGE ACCOUNT

Like the Fixed Account, the DCA Advantage Account is also held in NYLIAC’s general account. The DCA Advantage Account is not registered under the federal securities laws. The information contained in the first paragraph under “THE FIXED ACCOUNT” applies equally to the DCA Advantage Account.

NYLIAC will set interest rates in advance for each date on which we may receive a premium payment to the DCA Advantage Account. We will never declare less than the minimum guaranteed interest rate stated on the Policy Data Page of your policy. If you choose to allocate your initial premium payment to the DCA Advantage Account, the initial premium, and any subsequent premium payments we receive for an initial DCA Advantage Account that is already open, will earn interest at the rate in effect on the date you signed your application. If an additional premium payment is allocated to the DCA Account after the duration of the initial account has expired, the DCA Advantage Account will be re-activated and will earn interest at the rate in effect on the Business Day we receive the premium payment.

Interest rates for subsequent premium payments made into the DCA Advantage Account may be different from the rate applied to prior premium payments made into the DCA Advantage Account. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.

The annual effective rate that we declare is credited only to amounts remaining in the DCA Advantage Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA Advantage Account, amounts in the DCA Advantage Account will not achieve the declared annual effective rate. Please note that interest credited under the DCA Advantage Account will exceed the actual investment earnings of NYLIAC less appropriate risk and expense adjustments. Excess interest amounts credited to the DCA Advantage Account will be

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recovered by fees and charges associated with the Investment Divisions in later Policy Years. The interest credited in later Policy Years may be less than that for the first Policy Year.

FEDERAL TAX MATTERS

Introduction

The following discussion is general and is not intended as tax advice. We issue both Qualified and Non- Qualified Policies. Both types of policies offer tax-deferred accumulation. A Non-Qualified Policy can provide for retirement income other than through a tax-qualified plan. Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403(b), 408, or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments, and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC’s tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a tax adviser before making a premium payment. This discussion is based upon NYLIAC’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

Taxation of Annuities in General

The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policyowner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policyowner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policyowner’s Accumulation Value over the policyowner’s investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax advisor. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The “investment in the contract” generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual’s gross income. For policies issued in connection with qualified plans, the “investment in the contract” can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant’s life and that are paid from TSAs.

Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the “investment in the contract” exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible.

Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value

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exceeds the “investment in the contract” will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the “investment in the contract” bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant’s final tax return.

A policyowner may elect to apply a portion of the Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. If a policyowner chooses to partially annuitize a policy, the resulting payments will be taxed as fixed Income Payments described above, only if such payments are received for one of the following periods: (1) the Annuitant’s life (or the lives of the joint Annuitants, if applicable), or (2) a period of 10 years or more. Provided such requirements are met, the “investment in the contract” will be allocated pro rata between each portion of the policy from which amounts are received as an annuity and the portion of the policy from which amounts are not received as an annuity.

In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the policyowner attains age 59 1⁄2, (2) made as a result of the policyowner’s (or, where the policyowner is not an individual, the Annuitant’s) death, (3) made as a result of the policyowner’s disability, (4) which are part of a series of substantially equal periodic payments (at least annually) made for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and his or her designated beneficiary, or (5) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy. For more details regarding this penalty tax and other exemptions that may be applicable, including those related to COVID-19, please consult a tax adviser.

All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policyowner during any calendar year are to be treated as one annuity contract for purposes of determining the extent to which an amount not received as an annuity is includible in an individual’s gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policyowner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one policy or other annuity contract.

A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policyowner, may result in certain income or gift tax consequences to the policyowner. A policyowner contemplating any transfer or assignment of a policy should consult a tax adviser with respect to the potential tax effects of such a transaction.

3.8 Percent Tax on Certain Investment Income

In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012, the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of the policy, distributions or withdrawals from the policy, or the exercise of other rights and features under this annuity contract.

Partial Section 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract or a long-term care insurance policy. The IRS has issued guidance which provides that the direct

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transfer of a portion of an annuity contract into another annuity contract can qualify as a tax-free exchange, provided that no amounts (other than annuity payments made for life or for a term of at least 10 years) are distributed from either contract involved in the exchange for 180 days following the date of the transfer. If a taxpayer takes a distribution during this 180- day waiting period, the IRS guidance provides that the IRS will apply general tax principles to determine the tax treatment of the transfer and/or the distribution (e.g., in appropriate circumstances, as taxable “boot” or as a taxable distribution, effectively negating the tax-free exchange).

This IRS guidance, however, does not address the tax treatment of a partial exchange of an annuity contract for a long-term care insurance policy. Although we believe that taking a distribution or withdrawal from the Contract described in this prospectus within 180 days of a partial exchange of such Contract for a long-term care insurance policy should not cause such prior partial exchange to be treated as taxable, there can be no assurance that the IRS will not expand the 180-day rule described above to partial exchanges of an annuity contract for a long-term care insurance policy, or that the IRS will not provide other guidance with respect to such partial exchanges. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Qualified Policies

Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 219, 403(b), 408, and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1, 1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1⁄2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policyowners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of the policy.

(a) 403(b) Plans.

Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludible from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

Important Information Regarding Final Code Section 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final Code section 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their Code section 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan and/or the written information sharing agreement between the employer and NYLIAC may impose new restrictions on both new and existing Code section 403(b) TSA contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, IRS guidance applicable to tax-free transfers and exchanges of Code section 403(b) TSA contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 previously applicable to such transfers and exchanges (a “90-24 transfer”). Under this guidance, transfers and exchanges (both referred to below as “transfers”) are available only to the extent permitted under the employer’s written Code section 403(b) plan.

Transfers occurring after September 24, 2007 that do not comply with this guidance can result in the applicable contract becoming taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer’s Code section 403(b) plan (other than a transfer to a different plan), and the contract provider and employer fail to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a “failed” transfer, resulting in the applicable contract becoming

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subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009, by re-transferring to a contract or custodial account that is part of the employer’s Code section 403(b) plan and/or that is subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007, are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to such contracts, and that no additional transfers are made to such contracts on or after September 25, 2007. Further, contracts that are not grandfathered are generally required to be part of, and subject to the requirements of, an employer’s written Code section 403(b) plan no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant’s ability to transfer some or all of a Code section 403(b) TSA contract to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer’s plan.

You should discuss with your tax advisor the final Code section 403(b) regulations and other applicable IRS guidance in order to determine the impact they may have on any existing Code section 403(b) TSA contracts that you may own and/or on any Code section 403(b) TSA contract that you may consider purchasing.

(b) Individual Retirement Annuities.

Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA,” including an employer-sponsored Simplified Employee Pension or “SEP.” Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into IRAs on a tax-deferred basis.

(c) Roth Individual Retirement Annuities.

Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a “Roth Individual Retirement Annuity” or “Roth IRA.” Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Individuals generally may convert their existing non-Roth IRAs into Roth IRAs. Beginning in 2008, a direct rollover may also be made from an eligible retirement plan other than a non-Roth IRA (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) to a Roth IRA provided applicable requirements are met. Such conversions and rollovers will be subject to income tax at the time of conversion or rollover.

(d) Inherited IRAs.

This policy may also be issued as an inherited IRA if, after the death of the owner of an IRA, the named Beneficiary (other than the IRA owner’s spouse) directs that the IRA death proceeds be transferred to a new policy issued as an Inherited IRA. Beginning in 2007, a non-spouse beneficiary of an eligible retirement plan (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) may, if all applicable requirements are met, directly rollover a distribution from such plan into an Inherited IRA. The named Beneficiary of the original IRA policy or eligible retirement plan (as the case may be) will become the Annuitant under the Inherited IRA and may generally exercise all rights under the Inherited IRA policy, including the right to name his or her own Beneficiary in the event of death.

Special tax rules apply to an Inherited IRA. The tax law does not permit additional premiums to be contributed to an Inherited IRA policy. Also, in order to avoid certain income tax penalties, a Required Minimum Distribution (“RMD”) must be withdrawn each year from an inherited IRA policy. The first RMD must be taken on or before December 31 of the calendar year following the year of the original IRA owner’s or eligible retirement plan participants’ death. The penalty tax equals 50% of the excess of the RMD amount over the amounts, if any, actually withdrawn from the Inherited IRA during the calendar year. With respect to IRA owners and defined contribution plan participants who die on or after January 1, 2020, any individual policyowner who is not an “Eligible Designated Beneficiary” must withdraw the entire account value by the end of the tenth year following the year of death. Eligible Designated Beneficiaries may withdraw the account value over their lives or a period not exceeding their life expectancies. Eligible Designated Beneficiaries include spouses, minor children (until they reach the age of majority), someone who is disabled or

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chronically ill (including certain trusts for the disabled or chronically ill), or an individual not more than 10 years younger than the original IRA owner or plan participant.

(e) SIMPLE IRAs.

SIMPLE IRAs permit certain small employers to establish SIMPLE IRA plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a Simple IRA a percentage of compensation up to $14,000 for 2022 (and thereafter, adjusted for cost-of-living increases in accordance with the Code). Employees who attain age 50 or over by the end of the relevant calendar year may also elect to make an additional catch-up contribution. Such additional contribution may be up to $3,000 for 2022 (and thereafter adjusted for cost-of-living increases in accordance with the Code). The sponsoring employer is generally required to make matching or non- elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, distributions prior to age 59 1⁄2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the SIMPLE IRA plan. All references in this Prospectus to the 10% penalty tax should be read to include this limited 25% penalty tax if your Qualified Policy is used as a SIMPLE IRA.

The Qualified Policies are subject to the RMD rules under Code section 401(a)(9) and the regulations issued thereunder. Under these rules, generally, distributions under your Qualified Policy must begin no later than the beginning date required by the Internal Revenue Service (“IRS”). The beginning date is determined by the type of Qualified Policy that you own. For each calendar year that an RMD is not timely made, a 50% excise tax is imposed on the amount that should have been distributed, but was not.

Unless the distributions are made in the form of an annuity that complies with Code section 401(a)(9) and the regulations issued thereunder, the minimum amount required to be distributed for each calendar year is generally determined by dividing the value of the Qualified Policy as of the end of the prior calendar year by the applicable distribution period (determined under IRS tables).

Beginning in 2006, regulations under Code section 401(a)(9) provide a new method for calculating the amount of RMDs from Qualified Policies. Under these regulations, during the accumulation phase of the Qualified Policy, the actuarial present value of certain additional benefits provided under the policy (such as guaranteed death benefits) must be taken into account in calculating the value of the Qualified Policy for purposes of determining the annual RMD for the Qualified Policy. As a result, under these regulations, it is possible that, after taking account of the value of such benefits, there may not be sufficient Accumulation Value to satisfy the applicable RMD requirement. This generally will depend on the investment performance of your policy. You may need to satisfy such RMD from other tax-qualified plans that you own. You should consult with your tax advisor regarding these requirements and the implications of purchasing any riders or other benefits in connection with your Qualified Policy.

Taxation of Death Benefits

The tax treatment of amounts distributed from your contract upon the death of the policyowner or Annuitant depends on whether the policyowner or Annuitant dies before or after the Annuity Commencement Date. If death occurs prior to the Annuity Commencement Date, and the Beneficiary receives payments under an annuity payout option, the benefits are generally taxed in the manner described above for annuity payouts. If the benefits are received in a lump sum, they are taxed to the extent they exceed the remaining investment in the contract. If death occurs after the Annuity Commencement Date, amounts received by the Beneficiary are not taxed until they exceed the remaining investment in the contract.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors LLC (“NYLIFE Distributors”), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.

The policies are sold by registered representatives of NYLIFE Securities, LLC (“NYLIFE Securities”), a broker- dealer that is an affiliate of NYLIFE Distributors. Your registered representative is also a licensed insurance agent with NYLIAC. He or she may be qualified to offer other forms of life insurance, annuities, and other investment

66

products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

NYLIFE Securities and in turn your registered representative, receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation will vary depending on the policy, the age of the Owner and whether the source of funds is from an internal exchange. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

The maximum commission and expense allowance paid to NYLIFE Securities registered representatives is typically 5% of all premiums received.

The total commissions paid for New York Life Elite Variable Annuity policies during the fiscal years ended December 31, 2021, 2020, and 2019 were $351,281, $341,262, and $406,800, respectively.

NYLIFE Distributors did not retain any of these commissions. The policies are sold and premium payments are accepted on a continuous basis.

New York Life also has other compensation programs where managers and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

For New York Life Elite Variable Annuity policies previously sold by registered representatives of third party broker-dealers that have selling agreements with NYLIFE Distributors LLC and NYLIAC, the “DISTRIBUTION AND COMPENSATION ARRANGEMENTS” are as follows:

NYLIFE Distributors LLC (“NYLIFE Distributors”), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302. We pay sales commissions to selling firms, a portion of which is then paid to registered representatives.

The policies were previously sold by registered representatives of broker-dealers that have selling agreements with NYLIFE Distributors and NYLIAC. Your registered representative may be qualified to offer many forms of life insurance, annuities, and other investment products. Your registered representative can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, receive compensation for selling you this policy or any other investment product. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells and on the specific payment arrangements of the relevant broker- dealer. The average commissions payable for policy sales by selling firms is not expected to exceed 8% of all premiums received.

The total commission paid for New York Life Elite policies during the fiscal years ended December 31, 2021, 2020 and 2019 were $69, $92 and $92, respectively, none of which was retained by NYLIFE Distributors. The policies are no longer sold. However, premium payments are accepted on a continuous basis.

Certain New York Life employees involved in the sales process may receive compensation related to the sale of products manufactured and issued by New York Life or its affiliates.

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ADDITIONAL INFORMATION ABOUT RISKS

Information System Failures and Cybersecurity Risks

We rely on technology, including digital communications and data storage networks and systems, to conduct our variable product business activities. Because our business, including our variable product business, is highly dependent upon the effective operation of our computer systems (including online service at www.newyorklife.com, and other systems) and those of our service providers and business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures and cyber-attacks/ransomware. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites, and other operational disruption, and unauthorized use, abuse, and/or release of confidential customer information. We have established administrative and technical controls and cybersecurity plans, including a business continuity plan, to identify and protect our operations against system failures and cybersecurity breaches. Despite these controls and plans, systems failures and cyber-attacks/ransomware affecting New York Life Insurance Company and any of its affiliates and other affiliated or unaffiliated third-party administrators, underlying funds, intermediaries, and other service providers and business partners may have a material, negative impact on us and your policy Accumulation Value. For instance, system failures and cyber-attacks/ransomware may (i) interfere with our processing of policy transactions (including surrenders, withdrawals, loans, and transfers) and the processing of orders from www.newyorklife.com, or with the underlying funds or cause other operations issues; (ii) impact our ability to calculate Accumulation Unit Values and your policy’s Accumulation Values; (iii) cause the release, loss, and/or possible destruction of confidential customer and/or business information; (iv) subject us and/or our service providers, business partners, and intermediaries to regulatory fines, litigation, and financial losses, and/or cause us reputational damage. System failures and cybersecurity breaches may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we, or the underlying funds or our service providers and business partners, will be able to avoid these risks at all times or avoid losses affecting your policy due to information systems failures or cyber-attacks/ransomware.

Risks from Serious Infectious Disease Outbreaks

Our ability to administer your policy is subject to certain risks – common to all insurers and financial service providers – that could result from current or future outbreaks of infectious diseases, viruses (including COVID-19), epidemics, or pandemics (“serious infectious disease outbreaks”). Serious infectious diseases may spread rapidly. Serious infectious disease outbreaks – and general concerns about the course and effects of such outbreaks – not only raise serious health concerns, but may significantly disrupt economic activity in the U.S. and globally. The effects of a serious infectious disease outbreak may be short-term or last for extended time periods.

Our business activity and operations, and/or the activities and operations of our service providers and business partners, could be adversely affected or interrupted by serious infectious disease outbreaks. In order to mitigate the possible effects of these types of events, NYLIAC has established business continuity and disaster recovery plans. These plans may, for example, require our employees to work and access our information technology, communications, or other systems remotely. Notwithstanding these plans, a serious infectious disease outbreak and public health measures taken by government officials to combat an outbreak – may have a material, adverse effect on us, our ability to administer your policy, and your policy Accumulation Value. For example, a serious infectious disease outbreak or public health measures implemented to combat it may adversely affect our business and operations by (i) interfering with our processing of policy transactions (including surrenders, withdrawals, loans, and transfers) and the processing of orders from online service requests at www.newyorklife.com or with the underlying funds or cause other operational issues; (ii) delaying or interrupting our receipt of pricing or other services provided by third parties, thereby affecting, among other things, our ability to calculate accumulation unit values and policy cash values or to administer policy transactions dependent on systems and services provided by third parties; (iii) preventing our workforce from being able to be physically present at one or more of our worksites or from traveling to alternative worksites needed to implement our business continuity and disaster recovery plans, thereby resulting in lengthy interruptions of service; or (iv) subjecting us and/or our service providers, business partners, and intermediaries to regulatory fines, litigation, financial losses, and/or cause us reputational damage. In addition, our operations require experienced professional staff. Loss of a substantial number of such persons or an inability to provide properly equipped places for them to work may disrupt our operations and adversely affect our business. Serious infectious

68

disease outbreaks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy’s Accumulation Value to decrease in value. Serious infectious disease outbreaks may also affect market interest rates, which may affect the interest crediting rates we may declare on the Fixed Account under your policy (subject to the guaranteed minimum interest crediting rate). There can be no assurance that we, the underlying funds, the companies in which they invest, or our services providers and business partners will be able to avoid these risks at all times or avoid losses affecting your policy due to serious infectious disease.

VOTING RIGHTS

The Portfolios are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. Based on our current interpretation of applicable law, NYLIAC will vote the Portfolio shares held in the Investment Divisions at special shareholder meetings of the Portfolios in accordance with instructions we receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC’s present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Portfolio shares in its own right, we may elect to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Investment Divisions or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available Investment Divisions, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard policyowner voting instructions, we will advise policyowners of our action and the reasons for such action in the next available annual or semi-annual report.

Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

We will determine the number of votes of the Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written or electronic communication prior to such meeting in accordance with procedures established by the relevant Fund.

If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. Any shares owned by NYLIAC and its affiliates will also be voted proportionately in accordance with those instructions. As a result, a small number of policyowners may control the outcome of the vote. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Portfolio.

FINANCIAL STATEMENTS

The statutory statements of financial position of NYLIAC as of December 31, 2021 and 2020, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2021 (including the report of the independent registered public accounting firm) and each of the Investment Divisions of the Separate Account’s statement of assets and liabilities as of December 31, 2021, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are incorporated by reference in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

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APPENDIX 1

INFORMATION REGARDING SINGLE PREMIUM POLICIES

Prospectus Dated May 1, 2022

NYLIAC offered an individual single premium version of the New York Life Elite Variable Annuity policies in Alabama, Kentucky, Maryland, Massachusetts, New Jersey, New York, Oregon, Pennsylvania, South Carolina, Utah and Washington. This Appendix modifies the May 1, 2022 Prospectus for the policies to describe the single premium version of the policies.

All capitalized terms have the same meaning as those in the Prospectus.

The principal differences between the single premium version and the flexible premium version of the policies are as follows. Under the single premium policies:

1)	You can only make one premium payment;

2)	There is a different surrender charge schedule; and

3)	The minimum premium payment is $5,000 for both Qualified and Non-Qualified policies. Accordingly, for single premium policies, the prospectus is amended in the following respects:

I. SINGLE PREMIUM ONLY

When reading this Appendix together with the Prospectus, keep in mind that only one premium payment was permitted under the single premium policies. Exceptions to this rule apply only in cases where part of your purchase payment is funded from another source, such as 1035 exchange, rollover, or transfer from an institution. In such cases, we may receive parts of your purchase payment on different business days.

Accordingly, except in the circumstances described above, all references throughout the prospectus to premium payments in the plural should be read to mean the singular. Further, references to allocations of premium payments should be read to mean an allocation of the premium or any portion thereof. Naturally, any features or services that relate to multiple premium payments are not applicable to the single premium policy.

Replace all references to “Payment Year” throughout the Prospectus with “Policy Year,” and delete the definition of “Payment Year.”

II. SURRENDER CHARGE

Under the single premium policies, the surrender charge is as follows:

Payment Year	Surrender Charge
1	8%
2	8%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9+	0%

Therefore, all references in the prospectus to the surrender charge, such as in the “TABLE OF FEES AND EXPENSES” and under “CHARGES AND DEDUCTIONS—AMOUNT OF SURRENDER CHARGE,” are modified accordingly. Please remember this Appendix lowers only the surrender charge for the single premium version of the policies. All other fees and charges described in the prospectus remain unchanged.

Appendix 1-1

Also, as a result of the lower surrender charge under the single premium policies, the examples on page [17] are replaced with the following examples:

These Examples assume that you invest $100,000 in the policy for the time periods indicated. The Examples also assumes that your investment has a 5% return each year, and assumes the most expensive combination of Base Contract Charges, Annual Portfolio Expenses and optional benefits for an additional charge. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Years
	1 yr	3 yr	5 yr	10 yr
If you surrender your policy at the end of the applicable time period:	$12,097.86	$20,998.95	$29,002.25	$49,023.94
If you annuitize at the end of the applicable time period:	$12,097.86	$14,677.59	$24,476.13	$49,023.94
If you do not surrender your policy:	$4,889.93	$14,677.59	$24,476.13	$49,023.94

Appendix 1-2

APPENDIX 2

Portfolios Available Under the Policy

The following is a list of Portfolios available under the policy, which is subject to change, as discussed in the prospectus. You can find the prospectuses and other information about the Portfolios online at https://dfinview.com/ NewYorkLife/TAHD/elite. You can also request this information at no cost by calling the VPSC at 1-800-598-2019 or by sending an email request with your name and mailing address to EliteProspectus@newyorklife.com.

You may allocate your premium payments or other Accumulation Value to up to 18 different Investment Divisions at any one time in addition to the Fixed Account or the DCA Advantage Account.

The current expenses and performance information below reflects fees and expenses of the Portfolios but does not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

			Average Annual Total Returns
	Portfolio	Current	(as of 12/31/21)
Type	Adviser/Sub–adviser	Expenses*	1 year	5 year	10 year
Large Cap Equity	MainStay VP American Century Sustainable Equity (formerly MainStay VP T. Rowe Price Equity Income) — Service Class Adviser: New York Life Investment Management LLC (“New York Life Investments”) / Subadviser: American Century Investment Management Inc.	0.92%	25.18%	10.73%	N/A
Asset Allocation	MainStay VP Balanced — Service Class Adviser: New York Life Investments / Subadviser: NYL Investors LLC (“NYL Investors”) and Wellington Management Company LLP (“Wellington”)	0.96%	17.00%	8.27%	9.12%
Investment Grade Bond	MainStay VP Bond — Service Class Adviser: New York Life Investments / Subadviser: NYL Investors	0.78%	(1.62)%	3.36%	2.77%
International/Global Equity	MainStay VP Candriam Emerging Markets Equity — Service Class+ Adviser: New York Life Investments / Subadviser: Candriam Belgium S.A.	1.39%	(2.25)%	10.69%	N/A
Sector	MainStay VP CBRE Global Infrastructure — Service Class Adviser: New York Life Investments / Subadviser: CBRE Clarion Securities, LLC	1.20%	15.00%	(3.99)%	N/A

Appendix 2-1

			Average Annual Total Returns
	Portfolio	Current	(as of 12/31/21)
Type	Adviser/Sub–adviser	Expenses*	1 year	5 year	10 year
Asset Allocation	MainStay VP Conservative Allocation — Service Class Adviser: New York Life Investments	0.73%	6.86%	6.79%	6.50%
Large Cap Equity	MainStay VP Epoch U.S. Equity Yield — Service Class Adviser: New York Life Investments / Subadviser: Epoch Investment Partners, Inc. (“Epoch”)	0.93%	22.58%	11.14%	10.73%
Asset Allocation	MainStay VP Equity Allocation — Service Class Adviser: New York Life Investments	0.85%	19.86%	12.72%	11.49%
Sector	MainStay VP Fidelity Institutional AM® Utilities — Service Class Adviser: New York Life Investments / Subadviser: FIAM LLC (“FIAM”)	0.91%	16.95%	10.46%	N/A
Non–Investment Grade Bond	MainStay VP Floating Rate — Service Class Adviser: New York Life Investments / Subadviser: NYL Investors	0.89%	3.50%	3.41%	3.68%
Asset Allocation	MainStay VP Growth Allocation — Service Class Adviser: New York Life Investments	0.83%	15.72%	10.72%	10.05%
Asset Allocation	MainStay VP Income Builder — Service Class Adviser: New York Life Investments / Subadvisers: Epoch and MacKay Shields LLC (“MacKay”)	0.86%	10.24%	8.22%	8.57%
Alternatives	MainStay VP IQ Hedge Multi-Strategy — Service Class Adviser: New York Life Investments / Subadviser: IndexIQ Advisors LLC (“IndexIQ”)	1.19%	(0.83)%	0.84%	N/A
Asset Allocation	MainStay VP Janus Henderson Balanced — Service Class Adviser: New York Life Investments / Subadviser: Janus Henderson Investors US LLC (“Janus Henderson”)	0.82%	17.06%	14.12%	N/A

Appendix 2-2

			Average Annual Total Returns
	Portfolio	Current	(as of 12/31/21)
Type	Adviser/Sub–adviser	Expenses*	1 year	5 year	10 year
Non–Investment Grade Bond	MainStay VP MacKay Convertible — Service Class Adviser: New York Life Investments / Subadviser: MacKay	0.81%	8.98%	14.49%	12.24%
Investment Grade Bond	MainStay VP MacKay Government — Service Class Adviser: New York Life Investments / Subadviser: MacKay	0.80%	(1.74)%	1.90%	1.58%
Non–Investment Grade Bond	MainStay VP MacKay High Yield Corporate Bond — Service Class Adviser: New York Life Investments / Subadviser: MacKay	0.83%	5.25%	5.54%	6.18%
International/Global Equity	MainStay VP MacKay International Equity — Service Class Adviser: New York Life Investments / Subadviser: MacKay	1.18%	11.96%	14.42%	10.10%
Non–Investment Grade Bond	MainStay VP MacKay Strategic Bond — Service Class Adviser: New York Life Investments / Subadviser: MacKay	0.87%	1.71%	3.45%	4.02%
Asset Allocation	MainStay VP Moderate Allocation — Service Class Adviser: New York Life Investments	0.76%	11.10%	8.86%	8.29%
Sector	MainStay VP Natural Resources — Initial Class Adviser: New York Life Investments / Subadviser: Newton Investment Management North America, LLC (“NIMNA”)	0.85%	38.02%	4.05%	(0.43)%
Investment Grade Bond	MainStay VP PIMCO Real Return — Service Class Adviser: New York Life Investments / Subadviser: Pacific Investment Management Company LLC	0.80%	5.12%	5.01%	N/A

Appendix 2-3

			Average Annual Total Returns
	Portfolio	Current	(as of 12/31/21)
Type	Adviser/Sub–adviser	Expenses*	1 year	5 year	10 year
Large Cap Equity	MainStay VP S&P 500 Index (formerly MainStay VP MacKay S&P 500 Index) — Service Class Adviser: New York Life Investments / Subadviser: IndexIQ	0.37%	28.23%	17.98%	15.99%
Small/Mid Cap Equity	MainStay VP Small Cap Growth — Service Class Adviser: New York Life Investments / Subadvisers: Brown Advisory, LLC and Segall Bryant & Hamill, LLC	1.09%	10.03%	16.56%	12.16%
Money Market	MainStay VP U.S. Government Money Market — Initial Class Adviser: New York Life Investments / Subadviser: NYL Investors	0.28%	0.01%	0.77%	0.39%
Large Cap Equity	MainStay VP Wellington Growth — Service Class+ Adviser: New York Life Investments / Subadviser: Wellington	0.98%	19.45%	20.50%	14.96%
Small/Mid Cap Equity	MainStay VP Wellington Mid Cap — Service Class Adviser: New York Life Investments / Subadviser: Wellington	1.11%	19.70%	11.19%	13.13%
Small/Mid Cap Equity	MainStay VP Wellington Small Cap — Service Class Adviser: New York Life Investments / Subadviser: Wellington	0.99%	17.73%	7.92%	N/A
Large Cap Equity	MainStay VP Wellington U.S. Equity — Service Class Adviser: New York Life Investments / Subadviser: Wellington	0.83%	28.46%	16.49%	15.51%
Large Cap Equity	MainStay VP Winslow Large Cap Growth — Service Class Adviser: New York Life Investments / Subadviser: Winslow Capital Management, LLC	0.99%	24.20%	25.32%	18.39%

Appendix 2-4

			Average Annual Total Returns
	Portfolio	Current	(as of 12/31/21)
Type	Adviser/Sub–adviser	Expenses*	1 year	5 year	10 year
Large Cap Equity	AB VPS Growth and Income Portfolio — Class B Adviser: AllianceBernstein L.P.	0.84%	27.84%	12.58%	13.39%
Asset Allocation	American Funds IS Asset Allocation Fund — Class 4 Adviser: Capital Research and Management CompanySM (“CRMC”)	0.80%	14.84%	11.43%	11.10%
Investment Grade Bond	American Funds IS The Bond Fund of America® — Class 4 Adviser: CRMC	0.70%	(0.59)%	3.96%	3.02%
International/Global Equity	American Funds IS Global Small Capitalization Fund — Class 4 Adviser: CRMC	1.15%	6.43%	15.16%	12.24%
Large Cap Equity	American Funds IS Growth Fund — Class 4 Adviser: CRMC	0.85%	21.69%	25.12%	19.44%
International/Global Equity	American Funds IS New World Fund® — Class 4 Adviser: CRMC	1.07%	4.63%	12.96%	8.41%
Large Cap Equity	American Funds IS Washington Mutual Investors FundSM — Class 4 Adviser: CRMC	0.77%	27.51%	12.22%	13.53%
Asset Allocation	BlackRock® Global Allocation V.I. Fund — Class III Adviser: BlackRock Advisors, LLC (“BlackRock”) / Subadviser: BlackRock (Singapore) Limited	1.00%	6.42%	9.71%	7.68%
Non–Investment Grade Bond	BlackRock® High Yield V.I. Fund — Class III Adviser: BlackRock / Subadviser: BlackRock International Limited	0.81%	5.23%	6.11%	6.14%
Sector	BNY Mellon IP Technology Growth Portfolio — Service Shares Adviser: BNY Mellon Investment Adviser, Inc. / Subadviser: NIMNA	1.03%	12.64%	27.50%	19.76%

Appendix 2-5

			Average Annual Total Returns
	Portfolio	Current	(as of 12/31/21)
Type	Adviser/Sub–adviser	Expenses*	1 year	5 year	10 year
Large Cap Equity	BNY Mellon Sustainable U.S. Equity Portfolio — Service Shares Adviser: BNY Mellon Investment Adviser, Inc. / Subadviser: Newton Investment Management Limited	0.92%	26.68%	18.20%	15.30%
Large Cap Equity	ClearBridge Variable Appreciation Portfolio — Class II Adviser: Legg Mason Partners Fund Advisor, LLC (“LMPFA”) / Subadviser: ClearBridge Investments, LLC	0.97%	23.34%	16.41%	N/A
Sector	Columbia Variable Portfolio — Commodity Strategy Fund — Class 2++ Adviser: Columbia Management Investment Advisers, LLC (“Columbia”) / Subadviser: Threadneedle International Limited	1.00%	32.01%	4.11%	N/A
Non–Investment Grade Bond	Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2 Adviser: Columbia	1.01%	(2.45)%	3.92%	N/A
Investment Grade Bond	Columbia Variable Portfolio — Intermediate Bond Fund — Class 2 Adviser: Columbia	0.74%	(0.49)%	4.80%	3.82%
Small/Mid Cap Equity	Columbia Variable Portfolio — Small Cap Value Fund — Class 2 Adviser: Columbia	1.22%	28.80%	9.56%	11.67%
Small/Mid Cap Equity	Delaware VIP® Small Cap Value Series — Service Class Adviser: Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)	1.05%	34.01%	9.22%	11.78%
Alternatives	DWS Alternative Asset Allocation VIP — Class B Adviser: DWS Investment Management Americas Inc. / Subadviser: RREEF America LLC	1.26%	12.35%	5.59%	3.89%

Appendix 2-6

			Average Annual Total Returns
	Portfolio	Current	(as of 12/31/21)
Type	Adviser/Sub–adviser	Expenses*	1 year	5 year	10 year
Investment Grade Bond	Fidelity® VIP Bond Index Portfolio — Service Class 2 Adviser: Fidelity Management & Research Company LLC (“FMR”) / Subadvisers: Other investment advisers	0.39%	(2.24)%	N/A	N/A
Large Cap Equity	Fidelity® VIP ContrafundSM Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.85%	27.51%	19.87%	16.35%
International/Global Equity	Fidelity® VIP Emerging Markets Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	1.16%	(2.41)%	14.71%	8.17%
Large Cap Equity	Fidelity® VIP Equity-Income PortfolioSM — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.76%	24.60%	11.68%	12.26%
Asset Allocation	Fidelity® VIP FundsManager® 60% Portfolio — Service Class Adviser: FMR	0.75%	12.34%	11.27%	9.60%
Large Cap Equity	Fidelity® VIP Growth Opportunities Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.88%	11.68%	31.77%	22.64%
Sector	Fidelity® VIP Health Care Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.88%	11.45%	N/A	N/A
International/Global Equity	Fidelity® VIP International Index Portfolio — Service Class 2 Adviser: FMR / Subadviser: Geode Capital Management, LLC	0.42%	7.48%	N/A	N/A
Investment Grade Bond	Fidelity® VIP Investment Grade Bond Portfolio — Service Class 2 Adviser: FMR / Other investment advisers	0.64%	(0.90)%	4.08%	3.29%

Appendix 2-7

			Average Annual Total Returns
	Portfolio	Current	(as of 12/31/21)
Type	Adviser/Sub–adviser	Expenses*	1 year	5 year	10 year
Small/Mid Cap Equity	Fidelity® VIP Mid Cap Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.86%	25.31%	13.32%	13.00%
Asset Allocation	Franklin Templeton Aggressive Model Portfolio — Class II Adviser: LMPFA / Subadviser: Franklin Advisers, Inc. (“Franklin Advisers”)	0.93%	19.51%	N/A	N/A
Asset Allocation	Franklin Templeton Moderately Aggressive Model Portfolio — Class II Adviser: LMPFA / Subadviser: Franklin Advisers	0.88%	14.56%	N/A	N/A
Asset Allocation	Franklin Templeton Moderate Model Portfolio — Class II Adviser: LMPFA / Subadviser: Franklin Advisers	0.86%	12.30%	N/A	N/A
Asset Allocation	Franklin Templeton Moderately Conservative Model Portfolio — Class II Adviser: LMPFA / Subadviser: Franklin Advisers	0.89%	8.96%	N/A	N/A
Asset Allocation	Franklin Templeton Conservative Model Portfolio — Class II Adviser: LMPFA / Subadviser: Franklin Advisers	0.92%	4.71%	N/A	N/A
International/Global Equity	Invesco V.I. EQV International Equity Fund (formerly Invesco V.I. International Growth Fund) — Series II Shares Adviser: Invesco Advisers, Inc. (“Invesco”)	1.14%	5.61%	9.90%	7.82%
Small/Mid Cap Equity	Invesco V.I. Main Street Small Cap Fund® — Series II Shares Adviser: Invesco	1.09%	22.26%	13.46%	14.40%
Small/Mid Cap Equity	Janus Henderson Enterprise Portfolio — Service Shares Adviser: Janus Henderson	0.96%	16.54%	18.84%	16.93%
International/Global Equity	Janus Henderson Global Research Portfolio — Service Shares Adviser: Janus Henderson	1.02%	17.80%	16.41%	13.31%

Appendix 2-8

			Average Annual Total Returns
	Portfolio	Current	(as of 12/31/21)
Type	Adviser/Sub–adviser	Expenses*	1 year	5 year	10 year
International Equity	MFS® International Intrinsic Value Portfolio — Service Class Adviser: Massachusetts Financial Services Company (“MFS”)	1.14%	10.28%	13.78%	12.16%
Large Cap Equity	MFS® Investors Trust Series — Service Class Adviser: MFS	1.03%	26.51%	16.95%	15.17%
Mid Cap Equity	MFS® Mid Cap Value Portfolio — Service Class Adviser: MFS	1.04%	30.60%	12.15%	13.31%
International/Global Equity	MFS® Research International Portfolio — Service Class Adviser: MFS	1.20%	11.27%	11.90%	8.11%
Large Cap Equity	MFS® Research Series — Service Class Adviser: MFS	1.03%	24.51%	17.65%	15.35%
Sector	Morgan Stanley VIF U.S. Real Estate Portfolio — Class II Adviser: Morgan Stanley Investment Management Inc.	1.07%	39.44%	5.37%	7.94%
Small/Mid Cap Equity	Neuberger Berman AMT Mid Cap Growth Portfolio — Class S Adviser: Neuberger Berman Investment Advisers LLC	1.10%	12.72%	19.42%	15.06%
Investment Grade Bond	PIMCO VIT Income Portfolio — Advisor Class Adviser: Pacific Investment Management Company LLC (“PIMCO”)	0.92%	1.89%	4.95%	N/A
Investment Grade Bond	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class Adviser: PIMCO	1.01%	(2.05)%	2.95%	N/A
Investment Grade Bond	PIMCO VIT Low Duration Portfolio — Advisor Class Adviser: PIMCO	0.75%	(1.03)%	1.44%	1.49%

Appendix 2-9

			Average Annual Total Returns
	Portfolio	Current	(as of 12/31/21)
Type	Adviser/Sub–adviser	Expenses*	1 year	5 year	10 year
Investment Grade Bond	PIMCO VIT Total Return Portfolio — Advisor Class Adviser: PIMCO	0.75%	(1.36)%	3.83%	3.33%
Investment Grade Bond	Western Asset Core Plus VIT Portfolio — Class II Adviser: LMPFA / Subadvisers: Western Asset Management Company, LLC; Western Asset Management Company Limited in London; Western Asset Management Company Pte. Ltd. in Singapore; and Western Asset Management Company Ltd. in Japan	0.78%	(2.19)%	4.18%	N/A

*

Current Expenses take into account expense reimbursement or fee waiver arrangements in place that are expected to continue through April 30, 2023 and may be terminated at any time thereafter at the option of the Fund. Annual expenses for the Portfolio for the year ended December 31, 2021 reflect temporary fee reductions under such an arrangement.

+

Closed for policyowners who were not invested in the Investment Division on November 13, 2017, and closed for other policyowners if all your Accumulation Value is removed from the Investment Division on or after November 13, 2017.

++

Closed for policyowners who were not invested in the Investment Division on November 23, 2020, and closed for other policyowners if all your Accumulation Value is removed from the Investment Division on or after November 23, 2020.

Appendix 2-10

BACK COVER PAGE

The Statement of Additional Information (SAI) dated May 1, 2022 contains more information about the policies and the Separate Account. The SAI has been filed with the SEC and is incorporated by reference into this Summary Prospectus. The SAI is posted on our website, https://dfinview.com/NewYorkLife/TAHD/elite. For a free paper copy of the SAI, to request other information about the policies, and to make investor inquiries call us at (800) 598-2019 or write to us at NYLIAC Variable Product Service Center, Madison Square Station, P.O. Box 922, New York, NY 10159.

Reports and other information about the Separate Account are available on the SEC’s website at https://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Separate Account IV EDGAR contract identifier #C000025713

Statement of Additional Information
May 1, 2022
for
New York Life Elite Variable Annuity
From
New York Life Insurance and Annuity Corporation
(a Delaware Corporation)
51 Madison Avenue,
New York, New York 10010
Investing in
NYLIAC Variable Annuity Separate Account-IV
This Statement of Additional Information (“SAI”) is not a prospectus. This SAI contains information that expands upon subjects discussed in the current New York Life Elite Variable Annuity Prospectus. You should read the SAI in conjunction with the current New York Life Elite Variable Annuity Prospectus dated May 1, 2022. You may obtain a copy of the Prospectus by calling New York Life Insurance and Annuity Corporation (“NYLIAC”) at (800) 598-2019 or writing to NYLIAC at Madison Square Station, P.O. Box 922, New York, NY 10159. Terms used but not defined in this SAI have the same meaning as in the current New York Life Elite Variable Annuity Prospectus.
Table of Contents

General Information and History

New York Life Insurance and Annuity Corporation
New York Life Insurance and Annuity Corporation (“NYLIAC”) is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in this SAI, NYLIAC offers life insurance policies and other annuities.
NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company, a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $183.1 billion at the end of 2021. New York Life Insurance Company has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.
The Separate Account
Separate Account-IV was established on June 10, 2003, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940. This registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Separate Account. Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from our other assets. The Separate Accounts’ assets are not chargeable with liabilities incurred in any of NYLIAC’s other business operations (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or charged against the assets of the Separate Account without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the Fixed Account, the DCA Advantage Account and any other separate account of NYLIAC.
The Policies

The following provides additional information about the policies and supplements the description in the Prospectus.
Valuation of Accumulation Units
Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the “Net Investment Factor” for that Investment Division for the current Business Day.
We determine the Net Investment Factor for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the “Valuation Period”) by the following formula:
In each case, the Net Investment Factor for Premium Based M&E Charge (Separate Account-IV) policies is determined by the following formula:
(a/b)
Where:	a	=	the result of:
(1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus
(2)
the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation
Period;

	b	=	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period.
In each case, the Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.
2

Additional information about risks (Non-Principal Risks)

Geopolitical Risks
Geopolitical events, such as the Ukrainian war, have increased market and liquidity volatility and have caused sanctions, trading suspensions and closures. The sanctions include legal, regulatory, currency and economic risks, and additional sanctions may be imposed in the future. The Ukrainian war has had a devastating effect on the Ukrainian and Russian economies, which have expanded to the European economy and worldwide. Certain economic sectors may be particularly affected, including but not limited to, financials, energy, metals and mining, engineering and defense and defense-related materials sectors. The duration of the war and the economic effects cannot be known. Such events, and other related events, could have a serious negative impact on, among other things, the performance, liquidity and valuation of investments in the Portfolios you choose. In light of these developments, your premium and Accumulation Value allocation choices should be consistent with your personal investment objective and your risk tolerance. Consult each Fund’s prospectus, statement of additional information, and annual and semi-annual reports for more information on these geopolitical risks.
Annuity Payments (The Income Phase)

Unless you instruct us otherwise, we will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant’s survivorship as a condition for future payments beyond the 10-year guaranteed payment period.
On the Annuity Commencement Date, We will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of each monthly annuity payment.
General Matters

Non-Participating.The policies are non-participating. Dividends are not paid.
Misstatement of Age or Gender.If the Annuitant’s stated age and/or gender in the policy are incorrect,NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and gender. Gender is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See “Income Payments—Election of Income Payment Options” in the Prospectus.) If we made payments based on incorrect age or gender, we will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 1.0% per year, from the date of the wrong payment to the date the adjustment is made.
Assignments.If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign your interest in a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Owner’s lifetime. In order to effect an assignment of all or any part of your interest in a Non-Qualified Policy prior to the Annuity Commencement Date and during the Owner’s lifetime, you must send a duly executed instrument of assignment to the NYLIAC Variable Products Service Center at one of the addresses listed in the “CONTACTING NYLIAC” section of the Prospectus. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment in Good Order. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See “Federal Tax Matters—Taxation of Annuities in General” of the Prospectus.)
Modification.NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.
Incontestability.We rely on statements made in the application or a Policy Request. They are representations, not warranties.We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.
3

Federal Tax Matters

Taxation of New York Life Insurance and Annuity Corporation
NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.
Tax Status of the Policies
Section 817(h) of the Code requires that the investments of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.
To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.
Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.
The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policyowner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policyowner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policyowner’s death; and (b) if any policyowner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policyowner’s date of death. For policies owned by a grantor trust, these distribution requirements apply at the death of any Annuitant. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policyowner’s death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policyowner’s surviving spouse (as defined under Federal law), the Policy may be continued with the surviving spouse as the new policyowner. If the policyowner is not a natural person, these “death of Owner” rules apply when the primary Annuitant dies or is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.
4

Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.
Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient’s election if the recipient fails to supply NYLIAC with a “TIN” or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.
Under the Foreign Account Tax Compliance Act ("FATCA"), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30 percent rate on certain payments beginning July 1, 2014.
Safekeeping Of Separate Account Assets

NYLIAC holds title to assets of the Separate Account. The assets are kept physically segregated and held separate and apart from NYLIAC’s general corporate assets. Records are maintained of all purchases and redemptions of Portfolio shares held by each of the Investment Divisions.
State Regulation

NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.
In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.
Records and Reports

NYLIAC maintains all records and accounts relating to the Separate Account. If you believe a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. It is important that you review your confirmation and quarterly statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the statement in question.
It is important that you inform NYLIAC of an address change so that you can receive these policy statements (See the “CONTACTING NYLIAC” section of the Prospectus). In the event your statement is returned from the U.S. Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.
As previously required by the federal securities laws, NYLIAC has been mailing to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information regarding the Portfolios required under the federal securities laws or by any other applicable law or regulation. However, Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports of the funds described herein will no longer be sent by mail, unless you specifically request paper copies of the reports from the NYLIAC Variable Products Service Center. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from NYLIAC electronically by contacting the NYLIAC Variable Products Service Center.
5

You may elect to receive all future reports in paper free of charge. You can inform NYLIAC that you wish to continue receiving paper copies of your shareholder reports by contacting the NYLIAC Variable Products Service Center. Your election to receive reports in paper will apply to all Portfolios described herein.
Legal Proceedings

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities laws) and/or other operations. Some of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.
Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.
Financial Statements

The statutory financial statements of NYLIAC as of December 31, 2021 and 2020, and for each of the three years in the period ended December 31, 2021 incorporated in this SAI by reference to the report on Form N-VPFS dated April 5, 2022 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The financial statements of each of the investment divisions of the Separate Account as of December 31, 2021 and for each of the periods indicated in the Financial Statements incorporated in this SAI by reference to the report on Form N-VPFS dated April 5, 2022 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
For Policies investing in NYLIAC Variable Annuity Separate Account—IV:
Audited Statutory Financial Statements of NYLIAC as of December 31, 2021 and 2020 and for each of the three years in the period ended December 31, 2021 — previously filed on Form N-VPFS for NYLIAC Variable Annuity Separate Account—IV (File No. 811-21397), filed on April 5, 2022 are incorporated herein by reference.
Financial Statements of the Separate Account as of December 31, 2021 and for each of the periods as indicated in those Financial Statements — previously filed on Form N-VPFS for NYLIAC Variable Annuity Separate Account—IV (File No. 811-21397), filed on April 5, 2022 are incorporated herein by reference.
Other Information

NYLIAC filed a Registration Statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in the Prospectus and this SAI. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this SAI. For more information, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission’s website at www.sec.gov.
6

Appendix 1
INFORMATION REGARDING SINGLE PREMIUM POLICIES
Dated May 1, 2022
NYLIAC offers an individual single premium version of the policy in some states. This Appendix modifies the May 1, 2022 Statement of Additional Information (“SAI”) for the policies that describe the single premium version of the Policies.
When reading this Appendix together with the SAI, keep in mind that only one premium payment is permitted under the single premium policies and only one Premium Credit and/or Breakpoint Credit (if applicable) will be credited to such premium payment. Exceptions to this rule apply only in cases where part of your purchase payment is funded from another source, such as a 1035 exchange, rollover, or transfer from an institution. In such cases, we may receive parts of your purchase payment on different Business Days.
Accordingly, except in the circumstances described above, all references throughout the SAI to premium payments in the plural (and any Premium Credits and Breakpoint Credits (if applicable) thereon) should be read to mean the singular. Naturally, any features or services that relate to multiple premium payments are not applicable to the single premium policy.
1

PROSPECTUS Dated May 1, 2022

for

New York Life Premium Plus Elite Variable Annuity

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-IV

This Prospectus describes the individual flexible premium New York Life Premium Plus Elite Variable Annuity policies issued by New York Life Insurance and Annuity Corporation (NYLIAC). We have discontinued sales of these policies. However, we still accept new premium payments for certain in-force policies. We designed these policies to assist individuals with their long-term retirement planning or other long-term needs. The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a surrender charge, federal and state income taxes, and/or a 10% federal penalty tax if withdrawn before age 59 1⁄2), a choice of when Income Payments commence, and a guaranteed death benefit if the Owner or Annuitant dies before Income Payments have commenced. Please note that your policy may vary depending on your state. Any such state variations will be included in your policy or in riders or endorsements attached to your policy. Any material variations are disclosed in this Prospectus.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

The policies involve risks, including potential loss of principal invested. The policies are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the FDIC, the Federal Reserve Board, or any other agency.

Additional information about certain investment products, including variable annuities, has been prepared by the SEC staff and is available at www.Investor.gov.

Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your policy, which can be done in several ways. You can split your premium payments among a Fixed Account, the Dollar Cost Averaging Advantage Account, and up to 18 separate Investment Divisions.

Each Investment Division invests in a corresponding Portfolio. The Portfolios are listed in APPENDIX 2.

We do not guarantee the investment performance of the Investment Divisions. Depending on current market conditions, you can make or lose money in any of the Investment Divisions. Premium Credits under the contract may be recaptured upon Free Look, annuitization, and death.

i

ii

DEFINITIONS

Accumulation Unit—An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.

Accumulation Value—The sum of the Variable Accumulation Value, the Fixed Account Accumulation Value, and the DCA Advantage Account Accumulation Value of a policy.

ADBR—Annual Death Benefit Reset Rider.

ADBR Reset Value—On the First Policy Anniversary, the ADBR Reset Value is the greater of (a) the Accumulation Value on the first Policy Anniversary or (b) the Return of Premium Death Benefit. The ADBR Reset Value on the second and each subsequent Reset Anniversary is defined as the greater of (a) the Accumulation Value on the current Reset Anniversary or (b) the Reset Value on the prior Reset Anniversary, plus any premium payments applied since the prior Reset Anniversary, less any ADBR Reset Value Proportional Reductions since the prior Reset Anniversary.

ADBR Reset Value Proportional Reduction—An amount equal to the amount withdrawn from the policy after the first Policy Anniversary (including applicable surrender charges), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the ADBR Reset Value immediately preceding the withdrawal.

Adjusted Premium Payment—The total dollar amount of premium payments made under the policy and allocated to the Investment Divisions and DCA Advantage Account reduced by any withdrawals and applicable surrender charges in excess of any gain in the policy.

Allocation Options—The Investment Divisions of the Separate Account, any available Asset Allocation Model, and the Fixed Account.

Annuitant—The person named on the Policy Data Page and whose life determines the Income Payments, and upon whose death prior to the Annuity Commencement Date, benefits under the policy may be paid.

Annuity Commencement Date—The date on which we are to make the first Income Payment under the policy, which cannot be later than the date you attain age 85.

Asset Allocation Model—A model portfolio comprised of Investment Divisions of the Separate Account. The Asset Allocation Models are no longer available for new investment. The Asset Allocation Model program was discontinued as of May 1, 2020.

Base Contract Charge—Mortality and Expense Risk and Administrative Costs Charge (M&E Charge).

Beneficiary or beneficiary—The person or entity having the right to receive the death benefit proceeds set forth in the policy and who is the “designated beneficiary” for purposes of Section 72 of the Code (as defined below) in the event of the Annuitant’s or the policyowner’s death.

Business Day—Generally, any day on which the New York Stock Exchange (NYSE) is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.

Code—The Internal Revenue Code of 1986, as amended.

Dollar Cost Averaging (DCA) Advantage Account Accumulation Value—The sum of premium payments and any Premium Credits allocated to the DCA Advantage Account, plus interest credited on those premium payments and any Premium Credits, less any transfers and partial withdrawals from the DCA Advantage Account, and less any surrender charges and annual policy service charge that may already have been assessed.

Dollar Cost Averaging (DCA) Advantage Account—An Allocation Option that permits dollar cost averaging over a six-month period, and pays interest on amounts remaining in the account. Amounts are transferred from the DCA Advantage Account to the Investment Division(s) you choose on a monthly basis. We credit the DCA Advantage Account with a fixed interest rate. The benefits payable under the DCA Advantage Account (including principal and interest) are payable from NYLIAC’s general account and are subject to the claims-paying ability of NYLIAC.

EBB—Enhanced Beneficiary Benefit.

Eligible Designated Beneficiary—Eligible Designated Beneficiaries include spouses, minor children (until they reach the age of majority), someone who is disabled or chronically ill (including certain trusts for the disabled or chronically ill), or an individual not more than 10 years younger than the original IRA owner or plan participant.

Fixed Account—An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account. The benefits payable under the Fixed Account (including principal and interest) are payable from NYLIAC’s general account and are subject to the claims-paying ability of NYLIAC.

Fixed Account Accumulation Value—The sum of premium payments and any Premium Credits and, if allowable, transfers allocated to the Fixed Account, plus interest credited on those premium payments and any Premium Credits and, if allowable, transfers, less any transfers and partial withdrawals from the Fixed Account, and less any surrender charges and policy service charges and rider charges assessed on and deducted from the Fixed Account.

Fund–A mutual fund that has multiple series or Portfolios.

Good Order—“Good Order” is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it complies with our administrative procedures and is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction or complete the transaction and that it complies with all relevant laws and regulations. We may delay or reject a request if it is not in Good Order. Good Order means the actual receipt by us of instructions relating to the requested transaction in writing or by other means we then permit (such as by telephone or electronic transmission), along with all forms and other information or documentation necessary to complete the request.

Income Payments—Periodic payments NYLIAC makes after the Annuity Commencement Date.

Investment Division—The variable investment options available under the policy. Each Investment Division invests exclusively in shares of a specified Portfolio.

IPP—Investment Protection Plan.

Life Income – Guaranteed Period Payment Option—The default Income Payment option available under this policy. Monthly payments made under this option are made over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if the Annuitant dies before the 10-year has expired.

M&E Charge—The Mortality and Expense Risk and Administrative Costs Charge. Also referred to as a “Base Contract Charge.”

Non-Qualified Policies—Policies that are not available for use by individuals in connection with employee retirement plans intended to qualify for special federal income tax treatment under Sections 403(b), 408, 408A, and 457 of the Code. Non–Qualified Policies include policies issued for other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

NYLIAC, we, our or us—New York Life Insurance and Annuity Corporation.

Owner (you, your)—The individual(s) or entity(ies) designated as the Owner in the policy or as subsequently changed, who is entitled to exercise all rights under the policy, and upon whose death prior to the Annuity Commencement Date, benefits under the policy may be paid.

Payment Date—The Business Day on which we receive a premium payment at the address specified in this Prospectus to receive such payment in Good Order.

Payment Year(s)—With respect to any premium payment, the year(s) beginning on the date such premium payment is made to the policy (for single premium policies, this definition is modified as indicated in Appendix 1 of this Prospectus).

Policy Anniversary—An anniversary of the Policy Date shown on the Policy Data Page.

Policy Data Page—Page 2 of the policy which contains the policy specifications.

Policy Date—The date from which we measure Policy Years, quarters, months, and Policy Anniversaries. It is shown on the Policy Data Page.

Policy Year—A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

Portfolios—The mutual fund portfolios in which the corresponding Investment Divisions invest.

Premium Credit—An additional credit we will apply to your Accumulation Value at the you make premium payments. The Premium Credit is calculated as a percentage of (each) premium payment(s) and will never be less than 2 percent (the “Premium Credit Rate”).

Qualified Policies—Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408, 408A, and 457 of the Code. Qualified Policies do not include policies issued for any other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

Rider Reset—Changing the guaranteed amount of the Investment Protection Plan Rider to make it equal to the Accumulation Value (less any applicable reductions) on the next Policy Anniversary.

Sales Standards—The criteria used to evaluate whether a recommended transaction, relating to your policy, complies with applicable standards of conduct.

Separate Account(s)—NYLIAC Variable Annuity Separate Account-IV, a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account’s Investment Divisions, in turn, purchase shares of Portfolios.

Standard Death Benefit—If you or the Annuitant dies before the Annuity Commencement Date, the standard death benefit that is guaranteed to your Beneficiaries, which will be the greater of: (i) the Accumulation Value, less any Premium Credits applied within 12 months immediately preceding death (unless prohibited by state law), less any Mortality and Expense Risk and Administrative Costs Charge or pro-rata portion thereof, as of the day we receive a claim form in Good Order; or (ii) the sum of all premium payments made, less any partial withdrawals and surrender charges previously imposed on those partial withdrawals, less any rider charges deducted since the Policy Date.

Surrender Charge Free Amount—You may withdraw a certain amount from your policy each Policy Year without having to pay a surrender charge on that amount. We call this the Surrender Charge Free Amount. The maximum amount you may withdraw without a surrender charge in any given Policy Year is the greatest of either: (i) 10% of the Accumulation Value at the time of the withdrawal, less any prior withdrawals made during the Policy Year that were surrender charge free; (ii) the Accumulation Value less the accumulated premium payments; or (iii) 10% of the Accumulation Value as of the prior Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year), less any surrender charge free withdrawals during the Policy Year.

Surrender Charge Period—The ten-year period of time during which a partial withdrawal or surrender could be subject to a surrender charge. Each premium payment you make will have its own Surrender Charge Period applicable to that payment.

Variable Accumulation Value—The sum of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

VPSC—The Variable Products Service Center.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

An investment in the policy is subject to fees, risks, and other important considerations, some of which are briefly summarized in the following table.

	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawal	If you withdraw more than the Surrender Charge Free Amount within 10 years following your last premium payment, you will be assessed a surrender charge. The maximum surrender charge is 8% of the amount withdrawn during the first three Payment Years declining to 0% over that ten-year period. For example, if you make an early withdrawal within the first three Payment Years, you could pay a surrender charge of up to $8,000 on a $100,000 investment.			CHARGES AND DEDUCTIONS – Transaction Expenses – Surrender Charges
Transaction Charges	In addition to surrender charges, you may also be charged for other transactions, such as when you transfer cash value between investment options more than 12 times a year, or if a premium payment is returned for insufficient funds. Although we do not currently charge for such transactions, we reserve the right to charge up to $30 per transaction.			CHARGES AND DEDUCTIONS – Transaction Expenses
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Policy Data Page for information about the specific fees you will pay each year based on the options you have elected.			CHARGES AND DEDUCTIONS – Annual Policy Expenses; Annual Portfolio Expenses; Optional Benefit Expenses
	ANNUAL FEE	Minimum	Maximum
	Base contract[1]	1.90%	1.90%	CHARGES AND DEDUCTIONS – Annual Policy Expenses
	Investment options (Portfolio fees and expenses)[2]	0.39%	1.60%	CHARGES AND DEDUCTIONS – Annual Portfolio Expenses
	Optional benefits available for an additional charge (for a single optional benefit, if elected)[3]	0.30%[3]	0.85%[4]	CHARGES AND DEDUCTIONS – Optional Benefit Expenses

[1] Calculated as an annualized percentage of the Adjusted Premium Payments allocated to the Investment Divisions and the DCA Advantage Account.

[2] As a percentage of average net Portfolio assets. The range in fees and expenses is for the year ended December 31, 2021 and will change from year to year.

[3] As a percentage of the policy’s Accumulation Value.

[4] As a percentage of the guarantee under the optional benefit.

Because your policy is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your policy, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the policy, which could add surrender charges that substantially increase costs.

	LOWEST ANNUAL COST: $1,842.55	HIGHEST ANNUAL COST $3,942.51
	Assumes:	Assumes:
	• Investment of $100,000	• Investment of $100,000
	• 5% annual appreciation	• 5% annual appreciation
	• Least expensive combination of Base Contract Charges and Portfolio fees and expenses • No optional benefits	• Most expensive combination of Base Contract Charges, optional benefits, and Portfolio fees and expenses
	• No sales charges	• No sales charges
	• No additional purchase payments, transfers or withdrawals	• No additional purchase payments, transfers or withdrawals

	RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this policy.		PRINCIPAL RISKS
Not a Short-Term Investment	This policy is not designed for short-term investing and is not appropriate for an investor who readily needs access to cash. Surrender charges apply for up to 10 years following your last premium payment. They will reduce the value of your policy if you withdraw money during that time. The benefits of tax deferral and living benefit protections also mean the policy is more beneficial to investors with a long time horizon. If you elect an investment protection rider, you will not receive a benefit under the rider unless you hold the policy for at least the specified Holding Period applicable to the rider.		PRINCIPAL RISKS
Risks Associated with Investment Options

•  An investment in this policy is subject to the risk of poor investment performance and can vary depending on the performance of the variable investment options (e.g., Portfolios) and guaranteed options (e.g., the Fixed Account and DCA Advantage Account) you choose.

•  Each investment option has its own unique risks.

•  You should review the prospectuses for the available Portfolios and the description in this prospectus of the Fixed Account and the DCA Advantage Account before making an investment decision.

PRINCIPAL RISKS
Insurance Company Risks	An investment in the policy is subject to the risks related to NYLIAC, including that any obligations, guarantees, and benefits of the policy are subject to the claims-paying ability of NYLIAC. If NYLIAC experiences financial distress, it may not be able to meet its obligations to you. More information about NYLIAC is available upon request from NYLIAC by calling the VPSC at 1-800-598-2019.		PRINCIPAL RISKS

	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments

•  We limit the number of Investment Divisions you may choose. You may allocate premium payments to up to 18 separate Investment Divisions, plus the Fixed Account, some of which may not be available under your policy.

•  We reserve the right to charge $30 for each transfer when you transfer money between Investment Divisions in excess of 12 times in a Policy Year.

•  We reserve the right to limit transfers in circumstances of frequent transfers or to prevent market timing.

•  We reserve the right to remove, close, or substitute Portfolios as investment options that are available under the policy.

•  Premium Credits under the policy may be recaptured upon free look, annuitization, and death.

THE POLICIES— Policy Application and Premium Payments, Transfers, and Limits on Transfers NYLIAC AND THE SEPARATE ACCOUNT— Additions, Deletions, or Substitutions of Investments
Optional Benefits

•  Some optional benefits cannot be cancelled without surrendering your policy.

•  Under certain benefits, a withdrawal could reduce the value of a benefit by more than the dollar amount of the withdrawal.

•  You are required to have a minimum Accumulation Value for some optional benefits.

•  We may modify or discontinue an optional benefit at any time.

•  Some optional benefits cannot be cancelled without surrendering your policy.

DESCRIPTION OF BENEFITS

	TAXES	LOCATION IN PROSPECTUS
Tax Implications

•  Consult with a tax professional to determine the tax implications of an investment in, withdrawals from and surrenders of this policy.

•  If you purchase the policy through a tax-qualified plan or individual retirement account (IRA), such plan or IRA already provides tax deferral under the Code and there are fees and charges in an annuity that may not be included in such other investments. Therefore, the tax deferral of the annuity does not provide additional benefits.

•  Premiums that are made on a pre-tax basis as well as earnings on your policy are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a 10% penalty tax if you take a withdrawal before age 59 1⁄2.

FEDERAL TAX MATTERS

	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation	Your registered representative may receive compensation for selling this policy to you, in the form of commissions, asset-based compensation, allowances for expenses, and other compensation programs. Your registered representative may have a financial incentive to offer or recommend this policy over another investment.	DISTRIBUTION AND COMPENSATION ARRANGEMENTS
Exchanges	Your registered representatives may have a financial incentive to offer you a new policy in place of the one you own. You should consider exchanging your policy if you determine, after comparing the features, fees, and risks of both policies, that it is in your best interest to purchase the new policy rather than continue to own your existing policy.	THE POLICIES – Tax-Free Section 1035 Exchanges

OVERVIEW OF THE POLICY

Q. What is this policy, and what is it designed to do?

A.

The New York Life Premium Plus Elite Variable Annuity is designed to assist individuals with their long-term retirement planning or other long-term needs through investments in a variety of Allocation Options during an accumulation (savings) phase of the policy. The policy also offers death benefits to protect your designated beneficiaries. You can also elect to supplement your retirement income by converting your Accumulation Value into a stream of Income Payments (sometimes called annuity payments). This policy is only appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Portfolios.

Q. How do I accumulate assets in the policy and receive income from the policy?

A.	Your policy has two phases:

•	the accumulation (savings) phase, when you make premium payments to us, and

•	the annuity (income) phase, when we make Income Payments to you.

Accumulation (Savings) Phase

During the accumulation (savings) phase of the policy, you can invest your premium payments in:

•

a variety of Investment Divisions (you may choose up to 18). Each Investment Division invests in a corresponding (mutual fund) Portfolio, each of which has its own investment strategies, investment adviser(s), expense ratios, and returns. A list of Portfolios is provided in APPENDIX 2: Portfolios Available Under the Policy;

•	a Fixed Account option, which offers an interest rate at least equal to the guaranteed minimum interest rate; and

•

a DCA Advantage Account, which transfers amounts automatically to the Investment Divisions you choose in up to six monthly increments and pays you interest on amounts remaining in the DCA Advantage Account.

Annuity (Income) Phase

You can elect to annuitize your policy and turn your Accumulation Value into a fixed stream of Income Payments (sometimes called annuity payments) from NYLIAC. If you do that, we will make payments over the life of the Annuitant(s) for 10 years, even if the Annuitant dies sooner. This is called the Life Income – Guaranteed Period Payment Option. We may offer other options, at our discretion, where permitted by state law. We do not currently offer variable Income Payment options.

Please note that when you annuitize your policy, your Accumulation Value will be converted to Income Payments and you may no longer withdraw money at will from your policy. However, you may elect partial annuitization and apply a portion of your Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy can remain invested in your Allocation Options and will continue to provide the opportunity to accumulate Accumulation Value on a tax-deferred basis. All benefits (including guaranteed minimum death benefits and living benefits) terminate when you annuitize your entire Accumulation Value.

Q.	What are the policy’s primary features and options?

A.

Accessing your money. Until you annuitize (begin Income Payments), you have full access to your money. You can choose to withdraw part or all of your Accumulation Value at any time (through partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrendering the policy). See “ANNUITY PAYMENTS (THE INCOME PHASE)—Annuity Commencement Date.” However, if you withdraw more than the Surrender Charge Free Amount during the Surrender Charge Period before age 59 1⁄2, you may have to pay a surrender charge and/or taxes, including tax penalties (see “DISTRIBUTIONS UNDER THE POLICY” and “FEDERAL TAX MATTERS”).

Premium Credit. We will add a lump sum amount (Premium Credit) to your Accumulation Value at the time you make each premium payment. The Premium Credit is calculated as a percentage of each premium payment. (For single premium policies, this section is modified as indicated in Appendix 1 of this prospectus) The percentage will depend on the rate schedule then in effect and will never be less than 2.00%. Premium Credits may be recaptured if you cancel your policy in accordance with its Free Look provision. Also, in states where permitted, we may deduct from the death benefit proceeds any Premium Credit applied within 12 months immediately preceding the date of death of the the owner or annuitant. As of the date of this Prospectus, the Premium Credit Rate schedule is as follows:

Total Accumulated Premiums	Credit Rate
$499,999 or Less	3.00%
$500,000 or greater	4.00%

Tax treatment. Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your policy, such as when (1) you make a withdrawal; (2) you receive an Income Payment from the policy; or (3) upon payment of a death benefit.

Transferring your money. You may, within limits, transfer amounts between Investment Divisions of the Separate Account, an available Asset Allocation Model or to the Fixed Account (if available) any time prior to 30 days before the Annuity Commencement Date, although certain restrictions may apply with respect to transfers into the Fixed Account. Your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

Death benefits. Unless amended by any rider attached to the policy, your policy includes a Standard Death Benefit. If you or the Annuitant dies before the Annuity Commencement Date, we will pay the Beneficiary(ies) under the Policy, as of the day we receive a claim form in Good Order, the Standard Death Benefit, which is the greatest of: (i) the Accumulation Value, less any Premium Credits applied within the 12 months immediately preceding death (in states where permitted) , less any Mortality and Expense Risk and Administrative Costs Charge or pro- rata portion thereof; or (ii) the sum of all premium payments made, less any partial withdrawals, and surrender charges previously imposed, less any rider charges. The Enhanced Beneficiary Benefit Rider, the Enhanced Spousal Continuance Rider, and the Annual Death Benefit Reset (ADBR) Rider were available for an additional fee at the time of application. These optional benefits may increase the amount of money payable to your designated beneficiaries upon your death.

If you die before the Annuity Commencement Date and your spouse is the Beneficiary, your spouse (as defined under Federal law) may continue the policy as the new Owner if he/she is also the sole primary Beneficiary of the policy (for Non-Qualified, IRA, Roth IRA, SIMPLE IRA, and SEP policies only). If you are also the Annuitant, your spouse will also become the new Annuitant. If your spouse chooses to continue the policy, we will not pay the death benefit proceeds as a consequence of your death or the Annuitant’s death. If you elect the EBB Rider and the Enhanced Spousal Continuance Rider (“ESC Rider”) applies, see the EBB and ESC Riders.

Optional benefits that occur during your lifetime. For an additional fee, the Investment Protection Plan Rider and an EBB Rider were available at the time of application. The charge for the Investment Protection Plan Rider is deducted from your Accumulation Value on each policy quarter and varies based on when you purchased or reset the rider. The Investment Protection Plan Rider generally provides protection against decreases in the policy’s Accumulation Value due to negative investment performance and the amount that is guaranteed will depend on when you select or reset it. The charge for the EBB Rider is deducted from your Accumulation Value on each policy quarter. The EBB Rider can increase the death benefit if you or the Annuitant die before the Annuity Commencement Date. The ESC Rider is available, subject to state availability, at no additional charge if the EBB Rider is elected.

Living Needs Benefit/Unemployment benefit. At no additional charge, we currently include a Living Needs Benefit/Unemployment Rider with all policies. This benefit increases the amount that can be withdrawn from your policy without a surrender charge when certain qualifying events occur.

Automatic asset reallocation and dollar cost averaging. At no additional charge, you may select automatic asset reallocation, which automatically rebalances your value in the Investment Divisions to maintain your chosen percentage allocation. Also, at no additional charge, you may select either (i) traditional dollar cost averaging, which automatically transfers a specific amount of money from any Investment Division to any combination of Investment Divisions and/or Fixed Account at set intervals, or (ii) the DCA Advantage Account, which is an Allocation Option that transfers amounts automatically to the Investment Divisions you choose in up to six monthly increments and pays you interest on amounts remaining in the account. (You may not elect traditional dollar cost averaging if you have elected automatic asset reallocation).

Interest sweep. At no additional charge, you may select the interest sweep option which automatically transfers interest earned on the Fixed Account to one or any combination of Investment Divisions or an available Asset Allocation Model.

Electronic Delivery. You may elect to receive electronic delivery of current prospectuses related to this policy, as well as other policy-related documents.

TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, making withdrawals from, or surrendering the policy. Please refer to your Policy Data Page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender, or make withdrawals from the policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted.

Transaction Expenses

Surrender Charges (as a percentage of amount withdrawn). Applied to amounts in excess of the Surrender Charge Free Amount that you may withdraw each Policy Year.

Payment Year	1	2	3	4	5	6	7	8	9	10	11+
Surrender Charge	8.00%	8.00%	8.00%	7.00%	6.00%	5.00%	4.00%	3.00%	3.00%	3.00%	0.00%

Other Transaction Charges	Guaranteed maximum fee	Current fee
Transfer Fee (charged for transfers in excess of 12 in a policy year)	$30	$0
Payments Returned for Insufficient Funds	$20	$0

The next table describes the fees and expenses that you will pay each year during the time that you own the policy (not including Portfolio fees and expenses).

If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Policy Expenses

Base Contract Charges (Without Optional Benefits)

Administrative Expense[1]	$30
Base Contract Expenses[2]	Guaranteed Maximum Charge	Current Charge
	1.90%	1.90%

[1]

We call this fee the “Annual Policy Service Charge” in your policy and elsewhere in the prospectus. This fee is waived for policies that have $100,000 or more of Accumulation Value on a given Policy Anniversary.

[2]

We call this the “Mortality and Expense Risk and Administrative Costs Charge (M&E)” in your policy and elsewhere in this prospectus. It is calculated as an annualized percentage of the Adjusted Premium Payments allocated to the Investment Divisions and the DCA Advantage Account, deducted on a quarterly basis.

Optional Benefit Expenses

Investment Protection Plan Rider	Guaranteed Maximum Charge	Current Charge
Annual Charge[1] [1] Calculated as an annualized percentage of the amount that is guaranteed under the IPP Rider, deducted on a quarterly basis
Annual Charge if you added the IPP or elected an IPP Rider Reset on or after November 13, 2017	1.00%	0.80%
Annual Charge if you added the IPP or elected an IPP Rider Reset between May 1, 2016 and November 12, 2017	1.00%	0.85%
Annual Charge if you added the IPP or elected an IPP Rider Reset before May 1, 2016	1.00%	0.65%

Rider Risk Charge Adjustment	Guaranteed Maximum Charge	Current Charge
(IPP Cancellation Charge) (one-time charge for cancellation of the IPP, calculated as a percentage of the amount guaranteed).	2.00%	2.00%

Annual Death Benefit Reset Rider (ADBR)	Guaranteed Maximum Charge	Current Charge
		0.30%
ADBR Rider Charge (calculated as an annualized percentage of the ADBR Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year), deducted on a quarterly basis)	1.00%	(if the oldest Owner was age 65 or younger when the policy was issued)
		0.35% (if the oldest Owner was age 66 to 75 inclusive when the policy was issued)

Enhanced Beneficiary Benefit Rider	Guaranteed Maximum Charge	Current Charge
Annual Charge for Enhanced Beneficiary Benefit Rider (calculated as an annualized percentage of the policy’s Accumulation Value, deducted on a quarterly basis).	1.00%	0.30%

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the policy. The expenses may be higher or lower in the future. A complete list of Portfolios available under the policy, including their annual expenses, may be found in APPENDIX 2.

Annual Portfolio Expenses

	Minimum	Maximum
Expenses that are deducted from the Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses.[1]
Before fee waivers and expense reimbursements	0.39%	1.60%
After fee waivers and expense reimbursements[2]	0.28%	1.39%

[1]	Shown as a percentage of average net assets for the fiscal year ended December 31, 2021.
[2]	Fee waivers and expense reimbursements are expected to continue through April 30, 2023 and may be terminated at any time thereafter at the option of the Portfolio company.

Examples

These Examples are intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity policies. These costs include transaction expenses, annual policy expenses and Annual Portfolio Expenses.

These Examples assume that you invest $100,000 in the policy for the time periods indicated. The Example also assumes that your investment has a 5% return each year, and assumes the most expensive combination of Base Contract Charges, Annual Portfolio Expenses and optional benefits for an additional charge*. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Years
	1 yr	3 yr	5 yr	10 yr
If you surrender your policy at the end of the applicable time period:	$12,282.46	$22,527.02	$30,941.77	$53,747.33
If you annuitize at the end of the applicable time period:	$12,282.46	$15,322.32	$25,544.98	$53,747.33
If you do not surrender your policy:	$5,089.63	$15,322.32	$25,544.98	$51,053.70

* Assumes you have elected a policy with IPP, ADBR and EBB.

PRINCIPAL RISKS

This section is intended to summarize the principal risks of investing in the policy.

Poor Investment Performance. You can lose money by investing in this policy, including loss of principal. An investment in this policy is subject to the risk of poor investment performance and can vary depending on the performance of the Allocation Options you choose. You bear the risk of any decline in your policy’s value resulting from the performance of the Portfolios you have chosen. Amounts allocated to a Portfolio or an Asset Allocation Model are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Portfolios’ investments. Each investment option (including the Fixed Account) has its own unique risks. For more information about the risks of investing in a particular Portfolio, see that Portfolio’s prospectus which can be found online at https://dfinview.com/NewYorkLife/TAHD/premiumpluselite. You can also request this information at no cost by calling the VPSC at 1-800-598-2019 or by sending an email request to PremiumPlusEliteProspectus@newyorklife.com. You should review the prospectuses for the available Portfolios before making an investment decision.

Liquidity Risk. This policy is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. Surrender charges (for amounts above the Surrender Charge Free amount) apply for up to ten years after your last premium payment. They will reduce the value of your policy if you withdraw money during that time. If you need to make early or excess withdrawals, they could substantially reduce or even terminate the benefits available under the policy. There may be adverse tax consequences if you make early withdrawals under the policy. The benefits of tax deferral and the policy’s living benefit protections also mean the policy is better for investors with a long time horizon.

Conditions to Policy Benefits. Certain benefits under the policy are contingent on several conditions being met. If those conditions are not met you may not realize a benefit from the policy or the optional benefits for which you have been charged a fee. For example:

•	You may need to take early or excess withdrawals which have the potential to substantially reduce the Standard Death Benefit available under the policy.

•

The Investment Protection Plan Rider requires that you hold the policy for at least ten years. If you elect a rider reset, a new ten-year holding period will begin and new charges may apply. If you surrender the policy before the applicable ten-year holding period is over, you will not receive a benefit under the rider. If you take a partial withdrawal, the benefit provided by the rider will be reduced proportionally by any such withdrawal. If your Accumulation Value is less than the amount guaranteed by the rider at the time the withdrawal is requested, the reduction in your guaranteed amount will be greater than the benefit by more than the dollar amount of the withdrawal. Accordingly, under certain circumstances, a withdrawal could reduce the value of the benefit by more than the amount withdrawn. The Rider is only available on IRA, SEP IRA, and SIMPLE IRA policies if the policyowner is age 65 or younger on the date the rider takes effect. This Rider is also available on all Non-Qualified and Roth IRA policies so long as the first date that you can exercise and receive benefits under the rider is before the Annuity Commencement Date. If you cancel your Investment Protection Plan Rider, you will be assessed a cancellation charge, which could significantly increase your costs under the policy.

•

The Living Needs Benefit and Unemployment Riders only provide a benefit after the policy has been in force for at least one year and only if a Qualifying Event occurs. They require a minimum Accumulation Value of $5,000.

•

The Enhanced Beneficiary Benefit Rider and Annual Death Benefit Reset Rider only provide a benefit if your policy value increases over time. In addition, withdrawals will reduce the value of the benefits in proportion to the amount of the withdrawal relative to the total policy value at the time of the withdrawal. Accordingly, under certain circumstances, a withdrawal could reduce the value of the ADBR benefit by more than the dollar amount of the withdrawal.

Alternatives to the Policy. Other policies or investments may provide more favorable returns or benefits than the policy and may have lower fees and expenses.

Investment Restrictions. We reserve the right to limit transfers, and we reserve the right to charge $30 for each transfer when you transfer money to or from the Investment Divisions and the Fixed Account more than 12 times in a

Policy Year. We also reserve the right to terminate certain policy features such as dollar cost averaging, Automatic Asset Reallocation, Asset Allocation Models, and Interest Sweep.

We may impose limits on the minimum and maximum amounts that you may invest in the policy or other transaction limits that may limit your use of the policy. In addition, we reserve the right to remove Investment Divisions or substitute Portfolios as investment options that are available under the policy.

Potentially Harmful Transfer Activity. This policy is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners. We have limitations and restrictions on transfer activity, which we apply to all owners of the policy without exception. (See “THE POLICIES—Limits on Transfers” for more information.) We cannot guarantee that these limitations and restrictions will be effective in detecting and preventing all transfer activity that could potentially disadvantage or hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

•	Portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective;

•	Increased administrative and Fund brokerage expenses; and/or

•	Dilution of the interests of long-term investors.

A Portfolio may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your Request for a transfer. (See “THE POLICIES—Limits on Transfers” for more information on the risks of frequent trading.)

Fees and Charges. Deduction of policy fees and charges (including surrender charges), and optional benefit fees, may result in loss of principal. We reserve the right to increase the fees and charges under the policy and optional benefits up to the maximum guaranteed fees and charges stated on your Policy Data Page.

Fixed Account Rates. The rate we declare for the Fixed Account may be lower than you would find acceptable.

DCA Advantage Account Rates. The crediting rate that we declare for the DCA Advantage Account may be lower than what you would find acceptable.

Adverse Tax Consequences. There are a number of tax risks that may arise in connection with purchasing the policy. These risks include: (1) the possibility that the Internal Revenue Service (“IRS”) may interpret the rules that apply to variable annuities in a manner that could result in you being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as an annuity for federal tax purposes resulting in the loss of favorable tax treatment accorded your policy; and (3) the possibility of a change in the present federal income tax laws that apply to your policy, or of the current interpretations by the IRS, which may change from time to time without notice, and could have retroactive effects regardless of the date of enactment or publication, as the case may be.

Insurance Company Risks. Any obligations (including those of the Fixed Account), guarantees, and benefits of the policy are subject to the claims-paying ability of NYLIAC. If NYLIAC experiences financial distress, it may not be able to meet its obligations to you. More information about NYLIAC is available upon request from NYLIAC by calling the VPSC at 1-800-598-2019.

Risks Affecting our Administration of Your Policy. NYLIAC’s business activity and operations, and/or the activities and operations of our service providers and business partners, are subject to certain risks, including, those resulting from information systems failures, cyber-attack, or current or future outbreaks of infectious diseases, viruses (including COVID-19), epidemics or pandemics (“serious infectious disease outbreaks”). These risks are common to all insurers and financial service providers and may materially impact our ability to administer the policy (and to keep policyowner information confidential). (See the SAI “ADDITIONAL INFORMATION ABOUT RISKS (Non-Principal Risks)” for more information.)

CONTACTING NYLIAC

Where do I send written service requests?

Certain service requests, including but not limited to death benefit claims and surrenders, are required to be in writing.

All written service requests (except for subsequent premium payments ) must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the following addresses:

	Regular Mail	Express Mail

	NYLIAC Variable Products Service Center	NYLIAC Variable Products Service Center
	Madison Square Station	51 Madison Avenue
	P.O. Box 922	Floor 3B, Room 0304
	New York, NY 10159	New York, NY 10010
Death Claim forms may also be submitted to	Regular Mail	Express Mail
	New York Life	New York Life
	P.O. Box 130539	4849 Greenville Ave., STE 700
	Dallas, TX 75313–0539	Dallas, TX 75206

Subsequent premium payments should be sent to the VPSC at one of the following addresses (acceptance of subsequent premium payments is subject to our Sales Standards):

	Regular Mail	Express Mail

Subsequent Premium	NYLIAC	NYLIAC, Suite 3021
Payments	75 Remittance Drive	c/o The Northern Trust Bank
	Suite 3021	350 North Orleans Street
	Chicago, IL 60675–3021	Receipt & Dispatch, 8th Floor
Chicago, IL 60654

Written service requests will be effective as of the Business Day they are received in Good Order at the VPSC at one of the addresses listed above.

Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. All service requests must be in Good Order. Please review all service request forms carefully and provide all required information that is applicable to the transaction. If your request is not in Good Order, we will not process it. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important policy statements and other information.

How do I contact NYLIAC by Telephone or Online?

a. By Telephone:

Certain service requests, including but not limited to obtaining current unit values may be made by telephone. You may reach our customer service representatives at 1-800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time).

b. Online:

Certain service requests, including but not limited to, transferring assets between Allocation Options and e-mailing the Registered Representative, may be made online. For online requests please visit www.newyorklife.com and enter your user name and password. (See “THE POLICIES — Online Service at www.newyorklife.com.”)

We make online services available at our discretion. In addition, availability of online services may be interrupted temporarily at certain times. We do not assume responsibility for any loss if the online service should become unavailable. E-mail inquiries that are non-transactional may be sent through www.newyorklife.com once they have passed all security protocols to identify the policyowner.

NYLIAC is not liable for any loss, cost or expense for action on instructions from authorized third parties which are believed to be genuine in accordance with our procedures. (See “THE POLICIES—Third Party and Registered Representative Actions”). You are responsible for and bear the consequence of their instructions and other actions, including exceeding any limits on transfers, taken by parties acting on your behalf. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time, or received on a non-Business Day, will be priced as of the next Business Day.

NYLIAC AND THE SEPARATE ACCOUNT

New York Life Insurance and Annuity Corporation

The obligations under the policies (including Fixed Account and DCA Advantage Account obligations, death benefits, living benefits, or other benefits available under the policy) are obligations of NYLIAC and are subject to NYLIAC’s claims-paying ability and financial strength. NYLIAC’s business address is 51 Madison Avenue, New York, NY 10010.

The Separate Account

Separate Account IV is a segregated asset account we established to receive and invest premium payments paid under the policies and allocated to the Investment Divisions. The Investment Divisions, in turn, purchase shares of Portfolios.

Although the assets of the Separate Accounts belong to NYLIAC, these assets are held separately from our other assets. The Separate Accounts’ assets may not be used to pay any liabilities of NYLIAC (except to the extent that assets in the Separate Accounts exceed the reserves and other liabilities of that Separate Account). The income, capital gains, and capital losses credited to, or charged against the Separate Accounts reflect the Separate Account’s own investment experience and not the investment experience of NYLIAC’s other assets. Therefore, the investment performance of the Separate Accounts is entirely independent of the investment performance of the Fixed Account, the DCA Advantage Account and any other separate account of NYLIAC.

NYLIAC is obligated to pay all amounts promised to investors under the policies.

Separate Account IV is divided into Investment Divisions, some of which may not be available under your policy. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Portfolios of the relevant Fund. The Portfolios in which the Investment Divisions currently invest are listed in APPENDIX 2 of this Prospectus.

The Portfolios

The assets of each Portfolio are separate from the others, and each Portfolio has different investment objectives and policies. As a result, each Portfolio operates as a separate investment fund, and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this Prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same.

We offer no assurance that any of the Portfolios will attain their respective stated objectives.

The Portfolios also may make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called “mixed funding.” The Portfolios also may make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Portfolio might at some time be in conflict. In the event that any material conflicts arise from the use of the Portfolios for mixed and shared funding, we could be required to withdraw from a Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Portfolio prospectus.

The Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the Mainstay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Portfolio, the Portfolio’s investment adviser, or its distributor.

We may receive payments or compensation from the Portfolios or their investment advisers, or from other service providers of the Portfolios (who may be affiliates of NYLIAC) in connection with administration, distribution, and other services we provide with respect to the Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Portfolio and deducted from Portfolio assets and/or from “Rule 12b-1” fees charged by the Portfolio and deducted from Portfolio assets. These payments are also a factor in our selection of Portfolios. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and in its role as an intermediary of the Portfolios. Policyowners, through their indirect investment in the Portfolios, bear the costs of these fees.

The amounts we receive may be substantial, may vary by Portfolio, and may depend on how much policy value is invested in the particular Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts up to 0.35% annually of the aggregate net asset value of the shares of some of the Portfolios held by the Investment Divisions. We also receive compensation under various 12b-1 distribution services arrangements in amounts up to 0.25% annually of the aggregate net asset value of the shares of some of the Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

The Portfolios, along with their respective name, type (e.g., large cap equity fund, bond fund, asset allocation fund), investment adviser (and any sub-adviser(s)), current expenses, and performance are listed in APPENDIX 2. More detailed information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at https://dfinview.com/NewYorkLife/TAHD/premiumpluselite. You can also request this information at no cost by contacting your Registered Representative, calling the VPSC at 1-800-598-2019 or by sending an email with your name and mailing address to PremiumPlusEliteProspectus@newyorklife.com. You should read the Portfolios’ prospectuses before deciding how to allocate premium payments to an Investment Division corresponding to a Portfolio.

Asset Allocation Models

The Asset Allocation Model program was discontinued as of May 1, 2020. As of May 1, 2020, you may not select an Asset Allocation Model or transfer from one Asset Allocation Model to another Asset Allocation Model. If any portion of your Accumulation Value is currently allocated to an Asset Allocation Model, you may continue to allocate all or a portion of your premium payments to such model. We will not reallocate your Accumulation Value or change your premium allocation instructions in response to these changes unless you direct us to do so. If, however, you transfer your entire allocation out of an Asset Allocation Model, you will not be able to transfer back into that model or transfer to any other Asset Allocation Model.

Information for Policyowners Currently Allocated to an Asset Allocation Model

Each Asset Allocation Model was designed to seek to achieve a different investment objective. The Asset Allocation Models are general in nature and are not tailored or personalized for you. The Asset Allocation Models are static but gains and/or losses from the Portfolios in a model will cause the model’s original percentages to shift. However, amounts allocated to a model will be rebalanced to reflect the model’s original percentages using the policy’s Automatic Asset Reallocation (“AAR”) feature, unless you opted not to have AAR applied to your policy. (See “DESCRIPTION OF BENEFITS—Automatic Asset Reallocation” for more information.)

In addition, the Investment Divisions and allocation percentages for your model could change due to events such as mergers, substitutions, liquidations or closures. We will notify you in writing of any such events and seek your instructions on how you want your Accumulation Value or premium payments reallocated.

If you wish to keep your policy’s Accumulation Value allocated to an Asset Allocation Model, you should consult with your registered representative, who can help you evaluate whether it continues to be suitable and appropriate for you in light of your financial situation, risk tolerance, time horizon and investment objectives. While the Asset Allocation Models can facilitate asset allocation discussions and decisions between you and your registered representative, we have no discretionary authority or control over your investment decisions.

Reallocation can cause the Investment Divisions that make up a model to need to undertake efforts to raise cash for money flowing out of the Portfolios or vice versa. In order to raise cash, those Portfolios may need to sell assets at prices lower than otherwise expected, which can hurt Portfolio share prices. Moreover, large outflows of money from the Portfolios may increase the expenses attributable to the assets remaining in the Portfolios. These transactions and expenses can adversely affect the performance of the relevant Portfolios and of the Asset Allocation Models. In addition, these inflows and outflows may cause a Portfolio to hold a large portion of its assets in cash, which could detract from the achievement of the Portfolio’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Portfolio, see that Portfolio’s prospectus.

Asset allocation does not guarantee that your Accumulation Value will increase or protect against losses in a declining market. Tools used to assess your risk tolerance, such as the Client Profile, could be less effective if your circumstances change over time. In addition, an Asset Allocation Model may not perform as intended. Therefore, it may not achieve its investment objective or reduce volatility. When considering whether to remain in an Asset Allocation Model, you should consider your other assets, income and investments in addition to this policy. An Asset Allocation Model may perform better or worse than any single investment option or any other combination of investment options. In addition, the timing of your investment and any rebalancing may affect performance. For additional information regarding the risks of investing in a particular Portfolio within the Asset Allocation Model, see that Portfolio’s prospectus.

Conflicts of Interest Relating to the Asset Allocation Models

The most recent Asset Allocation Models were designed on our behalf by an unaffiliated third-party investment adviser, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), an indirect, wholly-owned subsidiary of Franklin Resources, Inc. (“Franklin Resources”). LMPFA’s affiliated subadviser, Franklin Advisers, Inc. (successor by merger to QS Investors, LLC (”QS”), selected the initial composition of each Model Portfolio. The models are referred to herein as the ”QS Models.” Earlier versions of the models were designed by New York Life Investment Management LLC, an affiliate of NYLIAC and the Investment Advisor to the MainStay VP Funds Trust (the “NYL Models”). You can get information about each of the Asset Allocation Models by contacting your registered representative.

QS received a fee from NYLIAC to design the QS Models. While the QS Models were designed to offer you a convenient way to work with your registered representative in making allocation decisions, you should be aware that QS was subject to competing interests that may have influenced its design of the QS Models. For example, because QS and LMPFA were affiliated with the ClearBridge Variable Appreciation Portfolio, QS and LMPFA may have benefited from including the ClearBridge Variable Appreciation Investment Division in one or more of the QS Models. Payments from NYLIAC to LMPFA and QS to design the QS Models may have also influenced QS in its selection of Investment Divisions affiliated with NYLIAC for inclusion in the models. QS considered many factors in selecting Investment Divisions for the QS Models, including, but not limited to, risk and return profile, prior investment performance and underlying fund fees.

New York Life Investment Management LLC (“New York Life Investments”) was also subject to competing interests that impacted the composition of the QS Models as well as its design of the NYL Models. For example, because New York Life Investments receives fees for advising the MainStay VP Funds Trust, it benefits from the inclusion of a significant percentage of these Investment Divisions in the QS Models and NYL Models. MainStay VP Investment Divisions represent such a significant percentage of the QS Models and the NYL Models because they constitute the majority of Investment Divisions offered with the policy and are prevalent among the low – and moderate – risk Investment Divisions that make up those models.

In addition, New York Life Investments may not have included certain non-proprietary Investment Divisions in the NYL Models because their investment profile (e.g., sector-specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of those models. Finally, New York Life Investments may have included Investment Divisions in a NYL Model based on asset class exposure and they may have also been selected over Investment Divisions with better past investment performance or lower fees.

As noted above, we receive payments or compensation from the Portfolios or their Investment Advisers, or from other service providers of the Portfolios (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Portfolios and their availability through the policies. The amount of this revenue and how it is computed varies by Portfolio, may be significant, and may create conflicts of interest in the design of the QS Models and the NYL Models.

NYLIAC does not provide investment advice and does not recommend or endorse any Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.

You should consult with your registered representative to determine which combination of investment options is most appropriate for you, and periodically review your choices.

Certain portfolios, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all their assets in portfolios of other funds. In such case, you will indirectly pay fees and expenses at both portfolio levels, which would reduce your investment return.

Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.

So-called “alternative” investment strategies may also be used by certain portfolios, which may involve non-traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.

Investment decisions should be based on a thorough investigation of all the information regarding the Portfolios that are available to you, including each Portfolio’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Portfolio’s website, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Portfolio. After you select Portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Money Market Fund Fees and Gates

The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed, and the suspensions of redemptions (redemption “gates”) can last for ten (10) Business Days. Money market funds can impose these fees and gates (which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from that portfolio) based on the liquidity of the fund’s assets and other factors.

All types of money market funds can impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in cash, U.S. government securities and/or repurchase agreements that are secured by cash or government securities) are less likely to impose fees and gates. Nevertheless, there remains a possibility that a government money market fund such as the MainStay VP U.S. Government Money Market Portfolio could impose such fees and gates, which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from the portfolio.

Executive Order 13974 – Investments in Communist Chinese Defense and Surveillance Companies

A June 2021 Executive Order generally prohibits transactions in investments (including derivatives) that provide exposure to Communist Chinese defense and related material sector and surveillance technology sector companies (“covered securities”). This order extended and expanded the prohibition that was first established in Executive Order 13959 issued in November 2020. The prohibition applies to mutual funds, and therefore applies to investments by the mutual fund portfolios offered in the Investment Divisions in the Policy. NYLIAC has received assurances from the Funds that they will comply with that Executive Order. The restrictions therefore prevent the Funds from making investments in covered securities.

In addition to the prohibition on new investments, the Executive Order also requires that investments already held in covered securities be divested by June 3, 2022 or 365 days after the date such security is determined to be a covered security. Accordingly, if a Fund does not completely divest of any covered securities, then it is possible that we could not allow contract owners to make any new investment in that Fund (by premium allocation or transfer), and we could even require that contract owners move any Cash Value they have in that Fund out of that Fund. We will notify you if we take either of those actions.

The Franklin Templeton Model Portfolios – Conflicts of Interest

The Franklin Templeton Model Portfolio Funds (the “Model Portfolios”) were created on our behalf by an unaffiliated third-party investment manager, Legg Mason Partners Fund Advisor, LLC (“LMPFA”). LMPFA, an indirect wholly-owned, subsidiary of Franklin Resources, Inc., created the Model Portfolios for the exclusive use of NYLIAC’s variable annuity and variable life insurance policyowners. Each Model Portfolio, itself an eligible Portfolio, will actively invest in multiple other funds of various asset classes and strategies (the “Underlying Funds”), to seek to achieve a different investment objective depending on the risk tolerance for the particular Model Portfolio.

The Underlying Funds available to the Model Portfolios for investment are comprised primarily of the initial class or similar shares of the Portfolios available under your policy (except for (i) Portfolios that are themselves, funds of funds, and (ii) Portfolios that did not agree to sell their shares to the Model Portfolios). However, the Model Portfolios may also invest in noninsurance-dedicated mutual funds and ETFs.

LMPFA’s affiliated subadviser, Franklin Advisers, Inc. (“Franklin Advisers”), selected the initial composition of each Model Portfolio. Thereafter, Franklin Advisers manages the Model Portfolios, evaluating assets on a frequent basis and making changes to the investments of the Model Portfolios as deemed necessary. To the extent that NYLIAC adds, deletes, closes or substitutes the Portfolios available under your policy, the composition of the Underlying Funds available to the Model Portfolios for investment will likewise change. LMPFA and Franklin Advisers have sole discretion relating to investment by the Model Portfolios in the Underlying Funds. Neither NYLIAC, nor its parent company, affiliates, or subsidiaries have input into the investment decisions of LMPFA and/or Franklin Advisers. For additional information regarding the risks of investing in a Model Portfolio, see that Model Portfolio’s prospectus.

For providing certain administrative support to LMPFA and Franklin Advisers, Franklin Distributors, LLC, the distributor of the Model Portfolios, compensates NYLIAC based on the aggregate net asset value of the shares of the Model Portfolios held by the Separate Account and other NYLIAC separate accounts (the “NYLIAC Separate Accounts”). NYLIAC also receives Rule 12b-1 fees, which are deducted from the assets of certain share classes of the Model Portfolios. For administrative services that NYLIAC performs with respect to NYLIAC Separate Account assets invested in the Model Portfolios and allocated to the Underlying Funds, NYLIAC receives compensation from the Underlying Funds or their investment advisers, or from other service providers of the Underlying Funds based on the aggregate net asset value of the Underlying Fund shares held by the Model Portfolios and attributable to investment by the NYLIAC Separate Accounts. The fees paid by the Underlying Funds for such services are paid at the same annual rate and fee schedule as the fees paid by the Underlying Funds for administrative services with respect to net assets of the Portfolios held directly by the NYLIAC Separate Accounts. (See “NYLIAC AND THE SEPARATE ACCOUNT—The Portfolios” for more information about these payments).

The payments described above are a factor in our selection of the Portfolios, which in turn, are available to the Model Portfolios for investment. Policyowners, through their direct investment in the Model Portfolios and their indirect investment in the Underlying Funds, bear the costs of these fees. However, only LMPFA and Franklin Advisers will determine the portion of the Model Portfolios’ assets, if any, that are invested in particular Underlying Funds. LMPFA and Franklin Advisers receive no payments from the Underlying Funds in connection with an investment by the Model Portfolios (except to the extent described below), nor do they know the terms of the payment arrangements (if any) between the unaffiliated Underlying Funds and NYLIAC.

LMPFA and Franklin Advisers are also subject to competing interests that may influence their investment decisions with respect to the Model Portfolios. For example, LMPFA is the investment manager for both the Model Portfolios and for the ClearBridge Variable Appreciation Portfolio, one of the available Underlying Funds, and receives a management fee from that fund. LMPFA and Franklin Advisers, therefore, have an incentive to allocate a greater portion of a Model Portfolio’s assets to the ClearBridge Variable Appreciation Portfolio rather than to unaffiliated funds.

As noted above, we receive payments or compensation from the Underlying Funds or their investment advisers, or from other service providers of the Underlying Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to such Underlying Fund and their availability through the Model Portfolios. The amount of this revenue and how it is computed varies by each

Underlying Fund may be significant, and may create conflicts of interest in the selection of the Portfolios that are available to the Model Portfolios for investment.

Additions, Deletions, or Substitutions of Investments

NYLIAC retains the right, subject to any applicable law (including any required regulatory approval), to make additions to, deletions from, or substitutions for the Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company.

To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policyowners.

We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment, or other conditions so warrant. We will make any new Investment Divisions available to existing policyowners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion, that marketing, tax, investment, or other conditions warrant. Please note that any such changes could affect the performance of your investments.

In the event of any substitution or change in Investment Divisions, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine it with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account as permitted by law.

Reinvestment

We automatically reinvest all dividends and capital gain distributions from Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

THE POLICIES

This is a flexible premium policy, which means additional premium payments can be made. The policy is issued based on the lives of individual Annuitants. For single premium policies, this section is modified as indicated in Appendix 1 of this Prospectus.

The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions or available Asset Allocation Model you select, as well as the interest credited on the Fixed Account Accumulation Value and the DCA Advantage Account Accumulation Value. NYLIAC does not guarantee the investment performance of the Separate Account or of the Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model. We offer no assurance that the investment objectives of the Investment Divisions or an Asset Allocation Model will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Portfolios’ investments.

As the Owner of the policy, you have the right to (a) change a revocable Beneficiary, (b) name a new Owner (on Non–Qualified Policies only), (c) receive Income Payments, (d) name a Payee to receive Income Payments, and (e) transfer funds among the Investment Divisions. You cannot lose these rights. However, all rights of ownership cease upon your death. For Inherited IRA policies, ownership changes are not permitted.

The current policyowner of a Non-Qualified Policy has the right to transfer ownership to another person(s) or entity. To transfer ownership, the policyowner must complete our approved “Transfer of Ownership” form in effect at the time of the request. This change, unless otherwise specified by you, will take effect as of the date we received the form in Good Order, subject to any payment we made or action we took before recording the change. When this change takes effect, all rights of ownership in the Policy will pass to the new Owner. Changing the Owner of the Policy does not change an Annuitant or any Beneficiary. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that becomes the Owner of an existing policy. This means the new policyowner(s) will be required to provide their name, address, date of birth, and other identifying information. To complete a transfer of ownership, the new policyowner(s) may also be required to submit financial and suitability information to conform to our Sales Standards.

Certain provisions of the policies may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See also your registered representative or contact us for specific information that may be applicable to your state.

Selecting the Variable Annuity That’s Right for You

In addition to the policies described in this Prospectus, we offer other variable annuities, each having different features, fees, and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon, and policy feature preferences.

The availability of optional policy features may increase the cost of the policy. Therefore, when selecting a policy, you should consider what policy features you plan to use within your variable annuity. You should also consider the different surrender charge period associated with each policy in light of the length of time you plan to hold your policy (i.e., your time horizon). If you intend to make multiple contributions to your policy over time, you may want to consider a surrender charge period that is based on the Policy Date. If you intend to make a single contribution or limited contributions over time, you may want to consider a policy with a surrender charge period that is based on each premium payment. In addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the policy.

If you are considering exchanging an annuity or life insurance policy that you already own for a policy described in this Prospectus, you should be aware that your registered representative could have a financial incentive to offer you a new policy in place of the one you own. NYLIAC has procedures in place designed to ensure that the purchase of a policy is in your best interest. You should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing policy.

You should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the product and underlying fund prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered representative can provide you with prospectuses for one or more of these variable annuities and the underlying funds. Please read the prospectuses carefully before investing.

Qualified and Non-Qualified Policies

We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date by annuitizing the policy. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. You may purchase a Non-Qualified Policy to provide for retirement income other than through a tax-qualified plan. You may purchase a Qualified Policy for use with any one of the tax-qualified plans listed below.

(1)

Section 403(b) TSAs purchased by employees of certain tax-exempt organizations and certain state-supported educational institutions, in each case in accordance with the employer’s plan document and/or applicable tax requirements (see “FEDERAL TAX MATTERS—Qualified Policies—Important Information Regarding Final Code Section 403(b) Regulations”). We are no longer accepting contributions for policies issued in connection with ERISA 403(b) plans);

(2)	Section 408 or 408A Individual Retirement Annuities (IRAs), including: Roth IRAs, Inherited IRAs, SEP, and SIMPLE IRAs.

Please see “FEDERAL TAX MATTERS” for a detailed description of these plans.

If you are considering the purchase of a Qualified Policy or a Non-Qualified Policy to fund another type of tax-qualified retirement plan, such as a plan qualifying under Section 401(a) of the Code, you should be aware that this policy will fund a retirement plan that already provides tax deferral under the Code and there are fees and charges in an annuity that may not be included in other types of investments. Therefore, the tax deferral of the annuity does not provide additional benefits. However, this annuity is designed to provide certain payment guarantees and features other than tax deferral, some of which may not be available in other investments. These additional features and benefits include:

•	A Standard Death Benefit, as explained in this Prospectus.

•	The option for you to receive a guaranteed stream of Income Payments for life after you have owned the policy for one year.
•	A Fixed Account (if available) that features a guaranteed fixed interest rate.

•	An optional Interest Sweep feature that automatically transfers interest earned on monies in the Fixed Account to Investment Divisions offered under the policy.

•	The flexibility to easily transfer money among Investment Divisions in the annuity managed by different investment managers and to have your investment mix automatically rebalanced periodically.

These features are explained in detail in this Prospectus. You should purchase this annuity with tax-qualified money because of the additional features the annuity provides and not for the tax deferral to which the tax-qualified plan is already entitled. You should consult with your tax or legal adviser to determine if the policy is suitable for your tax-qualified plan.

Policy Application and Premium Payments

We have discontinued sales of new policies, but we still accept new premium payments for in-force policies.

You may allocate premium payments in up to 18 of the Investment Divisions, some of which may not be available under your policy, as well as the DCA Advantage Account and the Fixed Account (if available). If in Good Order, we will credit subsequent premium payments to the policy at the close of the Business Day on which they are received by

NYLIAC. You may increase or decrease the percentages of the premium payments (which must be in whole percentages) allocated to each Allocation Option or the DCA Advantage Account at the time a premium payment is made. You make additional premium payments of at least $2,000 for Qualified Policies and $5,000 for Non–Qualified Policies, or such lower amount as we may permit at any time. Subsequent premium payments must be sent to NYLIAC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. We may agree to other methods of payment.

Additional premium payments can be made until 12 months after you or the Annuitant reach(es) age 80. The currently available methods of payment are direct payments to NYLIAC or any other method agreed to by us. The maximum aggregate amount of premium payments we accept is $1,000,000 without prior approval from NYLIAC. NYLIAC reserves the right to limit the dollar amount of any premium payment. You must allocate a minimum of $5,000 to the DCA Advantage Account. We will apply any premium payments according to the allocation instructions we have on file at the time of the premium payment.

For Qualified Policies, you may not make premium payments in any Policy Year that exceed the amount permitted by the plan or applicable law. For Inherited IRAs, additional premium payments are not permitted.

Acceptance of subsequent premium payments is subject to our Sales Standards.

In some states, NYLIAC offered a single premium version of the New York Life Premium Plus Elite Variable Annuity policies (“policies”). In these states, unless we permit otherwise, the minimum premium payment was $5,000 for both Qualified and Non-Qualified Policies. The maximum aggregate amount of the premium payment we would accept is $1,000,000, without prior approval from NYLIAC. For Qualified Policies, you may not make a premium payment in excess of the amount permitted by applicable law for the plan. For Inherited IRAs, additional premium payments are not permitted.

Accumulation (Savings) Phase

Crediting of Premium Payments

You can allocate a portion of each premium payment to one or more Investment Divisions, one Asset Allocation Model (if you are already allocated to such Model), the DCA Advantage Account, and/or the Fixed Account (if available). The minimum amount that you may allocate to any one Investment Division or the Fixed Account is $25. The minimum amount that you can allocate to an available Asset Allocation Model is $25 per Investment Division. You may also allocate all or a portion of each premium payment to the DCA Advantage Account. The minimum amount that you may allocate to the DCA Advantage Account is $5,000. If you select the DCA Advantage Account, any additional premium payment you make that is $5,000 or more will be allocated automatically to the DCA Advantage Account unless you instruct us otherwise. Any additional premium payment you make that is less than $5,000 will be allocated directly to your Allocation Options in accordance with the instructions we have on file and will not be allocated to the DCA Advantage Account. (See “THE DCA ADVANTAGE ACCOUNT.”) We will allocate additional premium payments to the Allocation Options and/or the DCA Advantage Account at the close of the Business Day on which they are received by NYLIAC in Good Order. We will apply Premium Credits to the same Allocation Options and/or the DCA Advantage Account based on the same percentages used to allocate your premium payments.

We will credit that portion of each premium payment that you allocate (and any Premium Credit) to an Investment Division (or to each of the Investment Divisions that make up an Asset Allocation Model), including from a premium payment or transfer, in the form of Accumulation Units. We cancel such Accumulation Units when we remove amounts from that Investment Division, including as a result of a withdrawal, transfer, policy surrender, and certain charges we may deduct. We determine the number of Accumulation Units we credit to a policy or cancel by dividing the dollar amount allocated to or removed from each Investment Division by the Accumulation Unit value for that Investment Division as of the close of the Business Day as of which we are making the credit or removal. The value of an Accumulation Unit will increase or decrease depending on the investment experience of the Portfolio in which the Investment Division invests (including Portfolio expenses). We assess all policy and rider fees and charges applicable to Separate Account assets by reducing the number of Accumulation Units credited to your policy. The number of Accumulation Units we credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See “THE FIXED ACCOUNT” for a description of interest crediting.)

Valuation of Accumulation Units

The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the deduction of the M&E Charge. The Statement of Additional Information contains a detailed description of how we determine the Accumulation Unit values.

Tax-Free Section 1035 Exchanges

Subject to certain restrictions, you can make a tax-free exchange under Section 1035 of the Code of all or a portion of one annuity contract, or all of a life insurance policy for an annuity contract. Section 1035 also provides that an annuity contract may be exchanged in a tax-free transaction for a long-term care insurance policy. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the policy described in this Prospectus:

•	you might have to pay a withdrawal charge on your previous policy or contract,

•	there will be a new withdrawal charge period for this policy,

•	other charges under this policy may be higher (or lower),

•	the benefits may be different,

•	you will no longer have access to any benefits from your previous policy (or the benefits may be different), and

•	access to your cash value following a partial exchange may be subject to tax-related limitations.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a 10% federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this policy unless you determine that the exchange is in your best interest. NYLIAC may accept electronically transmitted instructions from your registered representative or from another insurance carrier for the purpose of effecting a 1035 exchange. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Premium Credit

We will apply a Premium Credit to your Accumulation Value at the time you make each premium payment (for single premium policies, Premium Credit is modified in Appendix 1 of this Prospectus). The Premium Credit is calculated as a percentage of each premium payment. The percentage will depend on the Premium Credit Rate schedule then in effect, and will never be less than 2.00%. The Premium Credit Rate applicable to a premium payment varies, depending on the total amount of premium payments received under the policy (“Total Accumulated Premiums”). Withdrawals will not reduce Total Accumulated Premiums. In addition, if we receive more than one premium payment within 180 days of the Policy Date, we will adjust the Premium Credits applied to such payments using the Premium Credit Rate applicable to the later payment(s) made during that period. We will apply any additional Premium Credit amounts resulting from such adjustments as of the date we receive the later premium payment (for single premium policies, “Premium Credit” is modified in APPENDIX 1 of this Prospectus).

As of the date of this Prospectus, the Premium Credit Rate schedule is as follows:

Total Accumulated Premiums	Credit Rate
$499,999 or less	3.00%
$500,000 or greater*	4.00%

*	Total Accumulated Premiums in excess of the amount set forth on the Policy Data Page are subject to prior approval. (See “THE POLICIES—Policy Application and Premium Payments.”)

With notice to you, in our sole discretion, we may change both the Premium Credit Rates and the Total Accumulated Premium ranges applicable to future premium payments under your policy. Subsequent premium payments will receive the Premium Credit Rate then in effect for the applicable range. In setting the Premium Credit Rates and associated ranges, NYLIAC will consider fixed and variable expenses incurred in policy issue, servicing and maintenance, the average length of time that policies issued remain in force, along with the mortality experience of those policies, and NYLIAC’s competitive position in the marketplace.

We will deduct the amount of the Premium Credit from the amount returned to you if you cancel your policy. (See “THE POLICIES—Your Right to Cancel (“Free Look”).”) We may also deduct from the death benefit proceeds any Premium Credit applied within the 12 months immediately preceding the date of death of the Owner. (See “DESCRIPTION OF BENEFITS—The Standard Death Benefit–Death Before Annuity Commencement.”)

Premium Credits are allocated to the same Allocation Options based on the same percentages used to allocate your premium payments. We do not consider Premium Credits to be premium payments for purposes of any discussion in this Prospectus. Premium Credits are also not considered to be your investment in the policy for tax purposes.

Fees and charges for a policy with a Premium Credit may be higher than those for other policies. For example, we use a portion of the surrender charge and Mortality and Expense Risk and Administrative Costs charge to help recover the cost of providing the Premium Credit under the policy. (See “THE POLICIES—Selecting the Variable Annuity That’s Right for You.”) Over time, the amount of the Premium Credit may be more than offset by those higher charges. We expect to make a profit from those charges.

There may be circumstances in which the purchase of a New York Life Premium Plus Elite Variable Annuity is less advantageous than the purchase of another NYLIAC variable annuity which might have lower fees but no Premium Credit. This may be the case, for example, if you intend to make fewer and/or smaller premium payments into the policy, or if you anticipate retaining the policy for a significant time beyond the Surrender Charge Period. Under certain circumstances (such as a period of poor market performance), the fees and charges associated with the Premium Credit may exceed the sum of the Premium Credit and any related earnings. You should consider this possibility before purchasing the policy.

Your Right to Cancel (“Free Look”)

The policies are no longer available for new sales. When you purchased your policy, you had the right to cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you would have had to return it and/or provide a written request for cancellation to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or to the registered representative through whom you purchased it. Unless otherwise required by state law, we would have promptly returned your Accumulation Value calculated as of the Business Day that either the registered representative through whom you purchased the policy or the VPSC received the policy along with a written request for cancellation in Good Order, but without any deduction for premium taxes or a surrender charge. This amount may be more or less than your premium payments depending upon the performance of the Allocation Options you have chosen to invest in during the Free Look period (including any interest credited by the Fixed Account, if applicable). This means that you bear the risk of any decline in the value of your policy due to investment performance during the Free Look period. In certain states, we are required to give you back your premium payments less any prior partial withdrawals. We will set forth the provision in your policy.

If you had been entitled to receive the total of premium payments less any prior withdrawals, but your Accumulation Value is higher than that amount as of the date your written request for cancellation is received in Good Order, we would return the Accumulation Value, calculated as set forth above and without deductions for premium taxes or surrender charges.

Issue Ages

To purchase a Non-Qualified Policy, you must not be older than age 75 (oldest Owner, if the policy is jointly owned). We will accept additional premium payments until 12 months after you reach age 80.

For IRA, Roth IRA, Inherited IRA, SIMPLE IRA, TSA and SEP plans, you must also be the Annuitant. We can issue Qualified Policies if you are between the ages of 18 and 75 (between 0-75 for Inherited IRAs). We will accept additional premium payments until 12 months after you reach age 80, unless otherwise limited by the terms of a particular plan.

Transfers

You may transfer amounts among Investment Divisions of the Separate Account, an Asset Allocation Model if you are already allocated to such model, or to the Fixed Account any time prior to 30 days before the Annuity Commencement Date, although certain restrictions may apply with respect to transfers into the Fixed Account. You may not make transfers into the DCA Advantage Account. If you transfer all of your Accumulation Value out of an Asset Allocation Model, you cannot transfer back into that Asset Allocation Model in the future. Transfers made from the DCA Advantage Account to the Investment Divisions are subject to different limitations (See “THE DCA ADVANTAGE ACCOUNT”). No transfers are allowed from the DCA Advantage Account to the Fixed Account. Except in connection with transfers made pursuant to traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep and the DCA Advantage Account, the minimum amount that you may transfer from one Investment Division to other Investment Divisions, an available Asset Allocation Model or to the Fixed Account is $500. Except for traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep and the DCA Advantage Account, if the value of the remaining Accumulation Units in an Investment Division would be less than $500 or the Fixed Account would be less than $25 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.

Currently, we do not charge for transfers under the policy. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. Any transfer into or out of an available Asset Allocation Model counts as one transfer. Any transfer made in connection with traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep or the DCA Advantage Account will not count as a transfer toward the twelve-transfer limit. You may make transfers from the Fixed Account to the Investment Divisions in connection with Interest Sweep and in certain other situations. (See ”THE FIXED ACCOUNT”).

You can request a transfer by any of the three methods listed below. Transfer requests are subject to limitations and must be made in accordance with our established procedures. (See “THE POLICIES—Online Service at www.newyorklife.com”).

•

submit your request in writing on a form we approve to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this prospectus (or any other address we indicate to you in writing);

•	speak to a Customer Service Representative at 800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time); or

•	make your request through www.newyorklife.com.

We do not currently accept faxed or e–mailed transfer requests, however, we reserve the right to accept them at our discretion. NYLIAC is not liable for any loss, cost or expense for action based on telephone or electronic instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non–Business Day, will be priced as of the next Business Day.

Limits on Transfers

Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

•	reject a transfer request from you or from any person acting on your behalf;

•	restrict the method of making a transfer;

•	charge you for any redemption fee imposed by an underlying fund; or

•	limit the dollar amount, frequency, or number of transfers.

Currently, if you or someone acting on your behalf requests by telephone and/or electronically transfers into or out of one or more Investment Divisions or an available Asset Allocation Model on three or more days within any 60-day period, we will send you a letter notifying you that the transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made in writing through the U.S. mail or an overnight courier and received by the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. We will provide you with written notice when we take this action.

We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer out of the MainStay VP U.S. Government Money Market Investment Division within six months of the issuance of a policy, and transfers made pursuant to traditional Dollar Cost Averaging, the DCA Advantage Account, Interest Sweep, and Automatic Asset Reallocation.

We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the issue date of your policy. All transfers are subject to the limits set forth in this Prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

We apply our limits on transfers procedures to all owners of this policy without exception.

Orders for the purchase of Portfolio shares are subject to acceptance by the relevant Portfolio. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Portfolio is not accepted by the Portfolio for any reason. For transfers into multiple Investment Divisions and/or an available Asset Allocation Model, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Portfolios. We will provide you with written notice of any transfer request we reject or reverse. You should read the Portfolio prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Portfolio may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers—Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

•

We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

(1)

The underlying Portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described in this prospectus.

(2)

The purchase and redemption orders received by the Portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying Portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Portfolios may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

•

Other insurance companies that invest in the Portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose Investment Divisions correspond to the affected Portfolios.

•	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

(1)	an adverse effect on portfolio management, such as:

a)	impeding a portfolio manager’s ability to sustain an investment objective;

b)	causing the Portfolio to maintain a higher level of cash than would otherwise be the case; or

c)	causing a Portfolio to liquidate investments prematurely (or at an otherwise inopportune time) in order to pay withdrawals or transfers out of the Portfolio.

(2)	increased administrative and Fund brokerage expenses.

(3)

dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of a Portfolio are made when, and if, the Portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

Speculative Investing

Do not purchase the policy if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your policy may not be traded on any stock exchange or secondary market. By purchasing the policy, you represent and warrant that you are not using the policy, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

Online Service at www.newyorklife.com

The online service at www.newyorklife.com enables you to sign up to receive future prospectuses and policyowner annual and semi–annual reports electronically for your policy online at www.newyorklife.com. Electronic delivery is not available for policies that are owned by corporations, trusts or organizations at this time.

Through www.newyorklife.com you can get up-to-date information about your policy and request fund transfers, allocation changes and partial withdrawals. Policies that are jointly owned may not request transactions through www.newyorklife.com. We may revoke online service for certain policyowners (see “THE POLICIES—Limits on Transfers”).

In order to obtain policy information online at www.newyorklife.com, you are required to register for access. You will be required to register a unique Username and Password to gain access. On www.newyorklife.com you can, among other things, access policy values, change your address, download service forms, upload documents and forms, view policy statements, and submit policy transactions.

We will use reasonable procedures to make sure that the instructions we receive through www.newyorklife.com are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received online at www.newyorklife.com that we believe are genuine. We will confirm all transactions in writing.

Financial requests received after 4:00 p.m. (Eastern Time) or on non -Business Days will be processed as of the next Business Day.

Currently, online service at www.newyorklife.com is open Monday through Friday, from 6 a.m. until 4 a.m., Saturday, from 6 a.m. until 2 a.m. and Sunday from 7 a.m. until 1 a.m. (Eastern Time).

After login at www.newyorklife.com, you can:

•	e-mail your Registered Representative or the VPSC;

•	obtain current policy values;

•	transfer assets between Investment Divisions;

•	request partial withdrawals;

•	make additional contributions;

•	make repayments towards a loan (if available);

•	change the allocation of future premium payments;

•	reset your password;

•	change your address;

•	download service forms;

•	upload documents and forms;

•	view and download policy statements;

•	establish a new or modify an existing Automatic Asset Reallocation arrangement;

•	change your phone number or e-mail address;

•	view and update beneficiary information;

•	update your Client Profile; and

•	enroll in electronic delivery of select policy materials.

We make the online service at www.newyorklife.com available at our discretion. In addition, availability of online service may temporarily be interrupted at certain times. We do not assume responsibility for any loss while online service at www.newyorklife.com is unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.

Third Party and Registered Representative Actions

You may authorize a third party to have access to your policy information and to make transfers among Investment Divisions and/or the Fixed Account, allocation changes and other permitted transactions by telephone. To do so, you must send the VPSC a Telephone Authorization Form in Good Order to one of the addresses noted in the “CONTACTING NYLIAC” section of this Prospectus. We will require certain identifying information (e.g., Social Security Number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See “THE POLICIES—Transfers” for information on how to transfer assets between Investment Divisions and/or an available Asset Allocation Model.

You may authorize us to accept electronic instructions from a registered representative or a registered service assistant assigned to your policy in order to make premium allocation updates, transfers among investment options, Automatic Asset Reallocation (AAR), partial withdrawals and changes to your investment objective and/or risk tolerance. (Your AAR may be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at that time to be consistent with your investment option transfer and premium allocation changes). You may also authorize us to accept telephone instructions from a registered representative to make transfers among investment options as well as updates to premium allocations, take partial withdrawals, cease a periodic partial withdrawal, and update Dollar Cost Averaging (DCA), DCA Advantage (DCAA) and Interest Sweep. To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations, electronic transfers or telephone transfers, you must send a completed Trading and Partial Withdrawal Authorization Form to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. You must provide a separate authorization on that form in order for your registered representative or the registered service assistant assigned to your policy to be able to make electronic or telephone partial withdrawals on your behalf or cease a periodic partial withdrawal. Any partial withdrawal is subject to dollar amount limits that we establish. Not all periodic partial withdrawals can be ceased by your registered representative or their registered service assistant. We may revoke trading authorization privileges for certain policyowners (See “THE POLICIES—Limits on Transfers”). Trading authorization may be elected, changed or canceled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers.

We may choose to accept forms you have completed that your registered representative transmits to us electronically via our internal secured network. We will accept electronically-transmitted service forms only. For information on how to initiate a transfer between Investment Divisions, or request a withdrawal, please refer to “THE POLICIES––Transfers” or “DISTRIBUTIONS UNDER THE POLICY––Surrenders and Withdrawals––Partial Withdrawals.” We do not currently accept faxed or e-mailed requests for transactions affecting your investments under the policy, but reserve the right to accept them at our discretion.

Electronic Delivery

We are required to send you, free of charge, an Initial Summary Prospectus and an Updating Summary Prospectus (as applicable), and any updates to such summary prospectus documents. If you selected e-delivery, we will still provide you, free of charge, paper copies of these documents upon request.

Paper copies of a Portfolio’s annual and semi-annual shareholder reports will not be sent by mail unless you specifically request paper copies of the reports from NYLIAC. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive the Portfolios’ annual and semi-annual reports electronically, you need not take any action. You may elect to receive any other communications from NYLIAC electronically by contacting the VPSC.

You may elect to receive all future annual and semi-annual financial reports in paper free of charge. You can inform NYLIAC that you wish to receive paper copies of those reports by contacting NYLIAC, as described in the “CONTACTING NYLIAC” section of this Prospectus. Your election to receive annual and semi-annual shareholder reports will apply to all Portfolios described herein.

RECORDS AND REPORTS

NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports (or, if permitted, notice of online availability of reports; see “THE POLICIES––Electronic Delivery,” above) containing information required under the federal securities laws or by any other applicable law or regulation. Generally, NYLIAC will promptly mail to you confirmation of any transactions involving the Separate Account. However, when we (i) process automatic rebalancing transactions through AAR, (ii) process automatic transfers from the DCA Advantage Account, (iii) receive premium payments on your behalf involving the Separate Account initiated through pre-authorized monthly deductions from banks, (iv) receive payments forwarded by your employer, or (v) receive other payments made by pre-authorized deductions to which we agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive an immediate confirmation statement after each such transaction. If you believe that a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. It is important that you review your confirmation and quarterly statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the statement in question. It is important that you inform NYLIAC of an address change so that you can receive these policy statements (See “CONTACTING NYLIAC”). In the event your statement is returned from the U.S. Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. In addition, no new service requests can be processed until a valid current address is provided.

Designation of Beneficiary

You may select one or more Beneficiaries and name them in the application. Thereafter, before the Annuity Commencement Date and while the Annuitant(s) is living, you may change the Beneficiary by written notice in Good Order sent to one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus, at www.newyorklife.com, or you can utilize any other method we make available. If, before the Annuity Commencement Date, the Annuitant dies while you are still living, you will become the new Annuitant under the policy. If you are the Annuitant, the proceeds pass to your Beneficiary.

If no Beneficiary for any amount payable, or for a stated share, survives you, the right to this amount or this share will pass to your estate. Payment of the proceeds will be made in a single sum to your estate. If any Beneficiary dies at the same time as you, or within fifteen (15) days after your death, but before we receive proof of death and all claim information in Good Order, we will pay any amount payable as though the Beneficiary died before you did. If you have designated only one Beneficiary, this could mean that the proceeds will be payable to your estate.

Every state has unclaimed property laws, which generally declare an annuity policy to be abandoned after a period of inactivity of three to five years from the policy’s Annuity Commencement Date or the date the death benefit is due and payable. If, after a thorough search, we are unable to locate you after your policy’s Annuity Commencement Date, or if we are unable to locate your Beneficiary if you die before the Annuity Commencement Date, or you or the Beneficiary do not come forward to claim the policy proceeds or death benefit in a timely manner, the proceeds or death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Annuitant last resided, as shown on our books and records, or to Delaware (our state of domicile). This escheatment is revocable, however, and the state is obligated to pay back the escheated amount if you or your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at the VPSC at 1-800-598-2019 or send written notice to one of the addresses in the “CONTACTING NYLIAC” section of this Prospectus.

Delay of Payments

We will pay any amounts due from the Separate Account under the policy within seven (7) days of the date the VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a payment request in Good Order at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.

Situations where payments may be delayed:

1.	We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions during any period that:

(a)

The New York Stock Exchange (“NYSE”) is closed, for other than usual weekends or holidays; trading is restricted by the Securities and Exchange Commission (“SEC”); or the SEC declares that an emergency exists as a result of which it is not reasonably practical to dispose of securities in a Portfolio or to fairly determine the value of the assets of a Portfolio;

(b)	The SEC, by order, permits us to delay payment in order to protect our policyowners; or

(c)	The check used to pay the premium has not cleared through the banking system. This may take up to fifteen (15) days.

2.

We may delay payment of any amounts due from the Fixed Account and/or the DCA Advantage Account. When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account and/or the DCA Advantage Account. We will pay interest of at least 3.50% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

3.

Federal laws enacted to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply to a particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until we receive instructions from the appropriate federal regulator.

BENEFITS AVAILABLE UNDER THE POLICIES

The following tables summarize information about the benefits available under the policy.

STANDARD DEATH BENEFIT

(automatically included with the policy)

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Standard Death Benefit

Guarantees your beneficiaries will receive a benefit at least equal to the greater of: (i) your Accumulation Value, less any Premium Credits applied within the 12 months immediately preceding death (unless prohibited by state law) less any Mortality and Expense Risk and Administrative Costs Charge or pro-rata portion thereof, as of the day we receive a claim form in Good Order; or

(ii) the sum of all premium payments made, less any partial withdrawals and surrender charges previously imposed, less any rider charges deducted since the Policy Date.

		No additional charge	• Withdrawals could significantly reduce the benefit.

OPTIONAL DEATH BENEFITS AVAILABLE FOR A FEE
NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Annual Death Benefit Reset (ADBR) Rider	Provides a new locked–in higher death benefit on each year from the Policy Date (“Reset Anniversary”), if your investments increase in value.	Maximum Charge: 1.00% (as an annualized percentage of the ADBR Reset Value as of the last Policy Anniversary, deducted quarterly)

•  Only available at the time of application.

•  Resets will continue on Reset Anniversaries until the Owner (or Annuitant if the Owner is not a natural person) is age 80.

•  Resets will terminate after: (i) the owner’s death (if the owner is a natural person), or (ii) the death of any grantor (for grantor trust owned policies), or (iii) the death of the Annuitant (if the owner is not a natural person,

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS

including a grantor trust).

•  In certain jurisdictions, an ownership change or assignment will terminate the rider.

•  Withdrawals could significantly reduce the benefit (possibly by an amount substantially greater than the actual amount withdrawn).

•  You cannot cancel the rider without surrendering the policy.

Enhanced Beneficiary Benefit (EBB) Rider	Pays an additional death benefit amount to your beneficiary(ies) if you die before the Annuity Commencement Date. The additional amount is a percentage of any gain in the policy when the death benefit is calculated. The percentage is 50% for an owner age 70 or younger at the date of issue; and 25% where the owner is age 71 to 75.	Maximum Charge: 1.00% (as an annualized percentage of the Accumulation Value, deducted on a quarterly basis).

•  Only available at the time of application.

•  Withdrawals could significantly reduce the benefit (possibly by an amount substantially greater than the actual amount withdrawn).

•  No benefit is paid if:

(i) There is no gain; or

(ii) The policy’s Accumulation Value is less than your premium payments made and not previously withdrawn; or

(iii) The rider has ended or terminated.

•  You cannot cancel the rider without surrendering the policy.

•  You will forfeit any benefits under the rider if you elect to receive Income Payments, or surrender or transfer your policy.

OPTIONAL LIVING BENEFITS AVAILABLE FOR A FEE

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Investment Protection Plan (“IPP”) Rider	Protects your investment against loss after a ten year holding period. Gives you a one-time option to surrender your policy and receive the greater of your Accumulation	Maximum Charge: 1.00% (Charge calculated as an annualized percentage of the	• If purchased at the time of application, amount guaranteed will equal initial premium payment and Premium Credit thereon, plus any

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS

Value or the guaranteed amount.

You may request to reset the guaranteed amount under certain circumstances if your investments increase in value (a Rider Reset). A Rider Reset will start a new ten-year holding period.

guaranteed amount, deducted quarterly). Maximum Rider Risk Charge Adjustment (cancellation charge): 2.00% (one time charge, calculated as a percentage of the guaranteed amount).

additional premiums and Premium Credits received in the first Policy Year, less proportional withdrawals thereafter.

•  If purchased while policy in force, amount guaranteed will equal the Accumulation Value on the date rider takes effect, less proportional withdrawals thereafter.

•  Resets take effect on the Policy Anniversary immediately following the date we receive your reset request. Upon reset, the amount guaranteed will equal the Accumulation Value in the next Policy Anniversary, less proportional withdrawals thereafter.

•  Withdrawals could significantly reduce the benefit (possibly by more than the actual amount withdrawn).

•  We apply a one-time charge if you cancel the rider (Rider Risk Charge Adjustment).

•  The rider can only be exercised prior to the Annuity Commencement Date.

•  You must surrender the policy to receive the benefit.

OTHER OPTIONAL BENEFITS INCLUDED WITH ALL POLICIES AT NO ADDITIONAL COST

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Living Needs Benefit / Unemployment Rider	Waives Surrender Charges if the Owner experiences certain “qualifying events” such as: (i) confinement to a health care facility for 60 consecutive days;	None	• Policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000. • Qualifying Event (as defined in the rider) must

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
(ii) terminal illness; (iii) or disability. If the Owner becomes unemployed, the rider waives Surrender Charges on a one-time withdrawal of up to 50% of your Accumulation Value.

occur after the Policy Date.

•  Not available if any Owner has attained age 86 on the Policy Date.

•  For the Disability portion of the rider, any withdrawal after your 66th birthday will not be eligible for the rider benefit and surrender charges may apply.

•  Unemployment must be for at least 60 consecutive days.

•  A determination letter from your state’s Department of Labor is required for unemployment benefit.

Living Needs Benefit Rider

Increases the amount that can be withdrawn you’re your policy without a surrender charge if the Owner experiences certain “qualifying events” such as

(i) confinement to a health care facility for 60 consecutive days;

(ii) terminal illness; or

(iii) disability.

None

•  Policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000.

•  Qualifying Event (as defined in the rider) must occur after the Policy Date.

•  Disability portion does not apply if the Annuitant collects Social Security.

•  Not available if any Owner has attained age 86 on the Policy Date.

Unemployment Rider	Increases the amount that can be withdrawn from your policy without a surrender charge to 50% of the Accumulation Value if the Owner becomes unemployed.	None

•  Policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000.

•  Unemployment must be for at least 60 consecutive days.

•  A determination letter from your state’s Department of Labor is required.

Enhanced Spousal Continuance (“ESC”) Rider	Upon Annuitant’s death prior to the Annuity Commencement Date, allows spouse to elect to continue the policy as the new owner.	None	• Subject to state availability, only included if you purchased the EBB Rider at the time of application. • Can only be elected if the spouse is the sole primary Beneficiary. • Terminates if you

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS

surrender the policy, if Income Payments begin, if it has been exercised, or if you transfer ownership to someone other than your spouse.

•  You cannot cancel the rider without surrendering your policy.

Automatic Asset Reallocation	Automatically rebalances your Variable Accumulation Value (either quarterly, semi-annually, or annually) to maintain the percentage allocated to each Investment Division at a pre-set level.	None	• Cannot be used with the traditional Dollar Cost Averaging option. • You must have a minimum Accumulation Value of $2,500 to elect this option and a minimum of $2,500 to continue it as scheduled.

Traditional Dollar Cost Averaging	Automatically transfers a specific amount of money from any Investment Division to any combination of Investment Divisions and/or Fixed Account at set intervals.	None

•  Cannot be used with the Automatic Asset Reallocation option.

•  You must have a minimum Accumulation Value of $2,500 to elect this option.

•  You may not use Traditional Dollar Cost Averaging to make transfers into or from an Asset Allocation Model and from the Fixed Account.

The DCA Advantage Account	Allows you to set up automatic dollar cost averaging using the DCA Advantage Account when you make an initial premium payment or a subsequent premium payment of at least $5,000. The DCA Advantage Account transfers amounts automatically to the Investment Divisions you choose in six monthly increments and pays you interest on amounts remaining in the DCA Advantage Account.	None

•  DCA Advantage Account duration may not extend beyond the Annuity Commencement Date.

•  You must allocate a minimum of $5,000 to a DCA Advantage Account; any premium payment less than $5,000 will be allocated directly to the Investment Divisions, available Asset Allocation Model, and/or Fixed Account in accordance with the instructions we have on file.

•  You cannot make transfers into the DCA Advantage Account from any Allocation Option.

•  You may not make

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS

transfers from the DCA Advantage Account into the Fixed Account.

•  The annual effective interest rate for the DCA Advantage Account shown on your Policy Data Pate applies only to your initial premium payment. Interest rates applied to subsequent premium payments allocated to the DCA Advantage Account may differ.

•  The benefits payable under the DCA Advantage Account (including principal and interest) are payable from NYLIAC’s general account and are subject to its claims-paying ability.

Interest Sweep	Automatically transfers interest earned on the Fixed Account to one or any combination of Investment Divisions.	None

•  Frequency of the transfers can be monthly, quarterly, semi-annually, or annually.

•  You must have a minimum of $2,500 in the Fixed Account to elect this option (but this amount may be reduced at our discretion).

DESCRIPTION OF BENEFITS

The Standard Death Benefit – Death Before Annuity Commencement

Unless amended by any rider attached to the policy, if the Owner or the Annuitant dies prior to the Annuity Commencement Date, we will pay the Standard Death Benefit amount as proceeds to the designated Beneficiary(ies), as of the date the VPSC receives proof of death and all other required information in Good Order at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. Generally, NYLIAC will not issue a policy to joint owners. However, if NYLIAC makes an exception and issues a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The Standard Death Benefit amount will be the greatest of:

(a)

the Accumulation Value, less any Premium Credits applied within the 12 months immediately preceding death (in states where permitted) less any Mortality and Expense Risk and Administrative Costs Charge or pro-rata portion thereof; or

(b)	the sum of all premium payments made, less any partial withdrawals and surrender charges on those withdrawals less any rider charges since the Policy Date.

The Beneficiary may receive the amount payable in a lump sum or under any life Income Payment option which is then available. If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion from each Investment Division, the Fixed Account and the DCA Advantage Account in which the policy is invested as of the date we receive proof of death and all requirements necessary to make the payment to that Beneficiary. We will keep the remaining balance in the policy to pay the other Beneficiaries. Due to market fluctuations, the remaining Accumulation Value may increase or decrease, and we may pay subsequent Beneficiaries a different amount. Beneficiary(ies) may not make transfers between Investment Divisions of the Separate Account, the Fixed Account or any other investment option that we may offer at any time.

How the Standard Death Benefit is Calculated

We have set forth below an example of how the death benefit is calculated. In this example, we have assumed the following:

(1)	you purchase this policy with a $200,000 premium payment (no additional premium payments are made);

(2)	the Accumulation Value immediately preceding the withdrawal is $250,000;

(3)	you make a $20,000 withdrawal after the second Policy Anniversary;

(4)	the Accumulation Value is $220,000 on the last Policy Anniversary (Reset Anniversary); and

(5)	you die in the third Policy Year and the Accumulation Value of the policy has decreased to $175,000.

the Death Benefit is the greatest of:

a)	the Accumulation Value

= $175,000

b)	Premium payments less any partial withdrawals; or

= $180,000 ($200,000 - $20,000)

In this example, your Beneficiary would receive $180,000.00.

The formula guarantees that the amount we pay will at least equal the sum of all premium payments less any Premium Credits applied within the 12 months immediately preceding death (in states where permitted) less any partial withdrawals and surrender charges on such partial withdrawals, independent of the investment experience of the Separate Account. The Beneficiary may receive the amount payable in a lump sum or under any Life Income Payment option which is then available. If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion from each Investment Division, the Fixed Account in which the policy is invested as of the date we receive proof of death and all requirements necessary to make the payment to that Beneficiary. The remaining balance in the policy after paying each Beneficiary will remain in each Allocation Option in which the policy was invested as of the date we received proof of death in Good Order. We will keep the remaining balance in the policy to pay the other Beneficiaries. Due to market fluctuations, the remaining Accumulation Value may increase or decrease and we may pay subsequent Beneficiaries a different amount. Beneficiary(ies) may not make transfers between Investment Divisions of the Separate Account, the Fixed Account or any other investment option that we may offer at any time.

We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice in Good Order. If such an election is properly made, we will apply all or part of these proceeds:

(i)	under a Life Income Payment option to provide an immediate annuity for the Beneficiary who will be the policyowner and Annuitant; or

(ii)	under another Income Payment option we may offer at the time.

Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policyowner’s death (as determined for federal tax purposes), and must begin within one year after the policyowner’s death. (See “ANNUITY PAYMENTS (THE INCOME PHASE)—Income Payments.”)

If your spouse (as defined under Federal law) is designated as the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policyowner and, (b) the Annuitant, if you were the Annuitant.

We will make any distribution or application of policy proceeds within 7 days after the VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus in Good Order, subject to postponement in certain circumstances. (See “DISTRIBUTIONS UNDER THE POLICY —Delay of Payments.”)

Annual Death Benefit Reset Rider

You may enhance your Policy’s standard death benefit by purchasing the optional ADBR Rider. The ADBR Rider is available only at the time of application. If you purchased the ADBR and you die prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date we receive proof of death and all requirements necessary to make the payment at the VPSC. For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greatest of:

(a)

the Accumulation Value, less any Premium Credits applied within the 12 months immediately preceding death (in states where permitted) less any Mortality and Expense Risk and Administrative Costs Charge or pro- rata portion thereof;

(b)	the sum of all premium payments made, less any partial withdrawals and surrender charges on those partial withdrawals less any rider charges applied since the Policy Date; or

(c)

the “ADBR Reset Value”, plus any additional premium payments made since the most recent “Reset Anniversary”, and less any proportional withdrawals made since the most recent Reset Anniversary and any surrender charges applicable to such “ADRR Reset Value Proportional Withdrawals,” less any rider charges applied since the prior Reset Anniversary date; or

(d)	any death benefit available under any other rider attached to the Policy.

We automatically calculate the ADBR Reset Value, with respect to any policy, every year from the Policy Date (“Reset Anniversary”), until you or the Annuitant reaches age 80 (or the Annuitant if the Owner is not a natural person). For policies owned by a grantor trust, the ADBR Reset Value will be recalculated until any grantor reaches age 80. On the First Policy Anniversary, the ADBR Reset Value is defined as the greater of (a) the Accumulation Value; and (b) the total of the premium payments made to the policy, less any proportional withdrawals, surrender charges on those withdrawals, less any fees and charges applied since the Policy Date. The ADBR Reset Value calculated on the second and subsequent Reset Anniversaries is defined as the greater of (a) the Accumulation Value on the current Reset Anniversary; and (b) the ADBR Reset Value on the prior Reset Anniversary, plus any premium payments since the prior Reset Anniversary, less any ADBR Rest Value Proportional Withdrawals since the prior Reset Anniversary, surrender charges on those withdrawals, and less any additional fees and charges since the last Reset Anniversary date.

An ADBR Reset Value Proportional Withdrawal is an amount equal to the amount withdrawn from the policy, after the first Policy Anniversary, (including applicable surrender charges), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the ADBR Reset Value immediately preceding the withdrawal.

We have set forth below an example of how the ADBR Rider works for an owner who is age 63. The current annual rider charge is 0.30% of the ADBR Reset Value as of the last Policy Anniversary, deducted quarterly. In this example, we have assumed the following:

(1)	you purchase this policy with a $200,000 initial premium payment (no additional premium payments are made);

(2)	the Accumulation Value as of the first Policy Anniversary is $250,000 (this is the Policy Year 1 ADBR Reset Value)

(3)	the current Accumulation Value is $240,000

(4)	you make a partial withdrawal of $15,000 in the Policy Year 2 (no surrender charges are applicable)

(5)	you (or the Annuitant if you are note the Annuitant) die at the beginning of the second policy quarter of Policy Year 2 after the withdrawal

(6)	the Accumulation Value on the date we receive the necessary requirements to pay the death benefit is $225,000 ($240,000 – $15,000)

(7)	the charge for the ADBR Rider is assessed: 0.30% annually (0.075% per quarter)

(8)	the Death Benefit is the greatest of:

a)	the Accumulation Value

$225,000

b)

the sum of all premium payments made, less partial withdrawals and surrender charges on those partial withdrawals less any additional fees and charges that may have been assessed since the Policy Date = $184,212.50 calculated as follows:

The sum of all premium payments ($200,000) less any partial withdrawals ($15,000), less any additional fees ADBR Charge First Year (0.30%), less ADBR Charge first quarter, second Policy Year (0.075%)

$200,000 – $15,000 – ($200,000 X 0.30%) – ($250,000 X 0.075%), which is: $200,000 – $15,000 – $600 – $187.50 equals $184,212.50

c)	the Policy Year 2 ADBR Reset Value, which is the greatest of:

1.	the Accumulation Value

$225,000

2.

the prior ADBR Reset Value as of the last Reset Anniversary, plus any premium payments, less any ADBR Reset Value Proportional Withdrawals, surrender charges on those withdrawals, less any additional fees and charges that may have been assessed since the prior Reset Anniversary.

= $234,187.50 calculated as follows:

The ADBR Reset Value Proportional Withdrawal is calculated as follows:

•	($15,000/$240,000) x $250,000 = $15,625.

The prior ADBR Reset Value ($250,000) less any ADBR Reset Value Proportional Withdrawals ($15,625), less ADBR Charge first quarter, second Policy Year (0.075%);

$250,000 – $15,625 – ($250,000 X 0.075%), which is: $250,000 – $15,625 – $187.50 equals $234,187.50

In this example, your Beneficiary would receive $234,187.50.

The ADBR Rider ends upon the earliest of the following:

1)	the Annuity Commencement Date,

2)	the date you surrender the policy, or

3)	the date we terminate the policy.

Notwithstanding the foregoing, the Rider will not end and all of the Rider’s provisions and quarterly charges will continue to be deducted as if the new owner had purchased the policy on the original Policy Date, upon the following:

1)	if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death, or

2)	if the Annuitant is your spouse and you, as the sole primary Beneficiary, elect to continue the policy upon your spouse’s death.

You cannot cancel this Rider without surrendering your policy.

Enhanced Beneficiary Benefit Rider

The Enhanced Beneficiary Benefit (EBB) Rider was only available at the time of application. The EBB Rider was available on Non-Qualified Policies and, where permitted by the IRS, also on Qualified Policies. The EBB Rider can increase the death benefit if you die before the Annuity Commencement Date. If you purchased this Rider, the EBB, in addition to the amount payable under the terms of your policy, may be payable to your Beneficiary(ies) if you die prior to the Annuity Commencement Date. Therefore, under this Rider, the total death benefit payable will be the greatest of any of the amounts payable as described in the “DESCRIPTION OF BENEFITS—The Standard Death Benefit—Death Before Annuity Commencement” section of the Prospectus plus the EBB, if any. Please note that benefits under this rider are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC.

While this rider is in effect, we will deduct a charge from your Accumulation Value each policy quarter. (See “CHARGES AND DEDUCTIONS—Optional Benefit Expenses—Enhanced Beneficiary Benefit Rider Charge.”)

The payment under the EBB Rider is calculated as a percentage of any gain in the policy as of the date we receive a request in Good Order to pay death benefit proceeds at the VPSC. The applicable percentage varies based upon your or the Annuitant’s issue age. As of the date of this Prospectus, the applicable percentages are as follows: 50% where the owner is 70 or younger, and 25% where the owner is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, within the following ranges:

Age of Oldest Owner or Annuitant at Issue	Range of Applicable Percentages
70 or younger	Not less than 40% nor greater than 60%
71 to 75 inclusive	Not less than 20% nor greater than 40%

When you purchased the EBB Rider, the applicable percentage appeared on your Policy Data Page. The applicable percentage for the policy will not change once the policy is issued. Please check with your registered representative for further details.

The gain equals the policy’s Accumulation Value minus the Adjusted Premium Payments. Adjusted Premium Payments are the total of all premium payments less proportional withdrawals (“EBB Proportional Withdrawals”). EBB Proportional Withdrawals are the amount(s) withdrawn from the policy (including any surrender charges, if applicable) divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the total of all Adjusted Premium Payments immediately preceding the withdrawal.

If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion of the EBB. The EBB will be calculated for a Beneficiary on each date that we receive all necessary requirements to pay such Beneficiary at the

VPSC in Good Order. Due to market fluctuations, the EBB may increase or decrease and Beneficiaries may therefore be paid different amounts.

The maximum amount payable under the EBB Rider, regardless of the gain, is equal to a percentage of Adjusted Premium Payments. As of the date of this Prospectus, the applicable percentages are as follows: 100% where the owner is 70 or younger, and 75% where the owner is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, but the maximum amount payable will not exceed 200% of Adjusted Premium Payments. If you select this rider, the applicable percentage will appear on your Policy Data Page. Please check with your registered representative for further details.

There will be no payment under the EBB Rider if on the date we calculate the EBB: 1) there is no gain, 2) the policy’s Accumulation Value is less than your premium payments made and not previously withdrawn, or 3) the rider has ended or terminated. The EBB Rider will end on the earliest of the following: 1) on the Annuity Commencement Date, 2) if you surrender the policy, 3) if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death (see “DESCRIPTION OF BENEFITS—Enhanced Spousal Continuance Rider (optional)”), 4) if we elect to terminate the policy pursuant to the policy’s termination provision, or 5) if you transfer ownership of the policy,. As discussed below in “DESCRIPTION OF BENEFITS—Enhanced Spousal Continuance Rider,” if upon your death prior to the Annuity Commencement Date your spouse elects to continue the policy as the new owner (and Annuitant, if you are the Annuitant), the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements at the VPSC in Good Order) to equal the greatest of any of the amounts payable as described in the “DESCRIPTION OF BENEFITS—The Standard Death Benefit—Death Before Annuity Commencement” section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. This rider cannot be cancelled without surrendering your policy. You will forfeit any benefits under the EBB Rider if you elect to receive Income Payments, or surrender or transfer your policy. If you expect to do any of these, the EBB Rider may not be appropriate for you.

We have set forth below an example of how the benefit of the EBB Rider may be realized and how withdrawals impact the benefit under this Rider. In this example, we have assumed the following:

1.	The rider is elected at the time of application;

2.	You purchase this policy with a $200,000 initial premium payment (no additional premium payments are made);

3.	A withdrawal of $20,000 is made in the fourth Policy Year;

4.	Immediately preceding the withdrawal, the Accumulation Value has increased to $250,000, and the total Adjusted Premium Payments equaled $200,000 (since there have been no previous withdrawals);

5.

If you (or the Annuitant, if you are not the Annuitant) die in the fifth Policy Year and the Accumulation Value of the policy has increased once again to $250,000 as of the date we receive the necessary requirements to pay the death benefit; and

6.	The Enhanced Beneficiary Benefit Rider percentage equals 50%.

First, the Proportional Withdrawal amount is calculated (withdrawal amount divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Premium Payments immediately preceding the withdrawal):

Proportional Withdrawal = ($20,000/$250,000) x $200,000 = $16,000

Second, the amount of current Adjusted Premium Payments (after the withdrawal) is calculated (total of all premium payments minus EBB Proportional Withdrawals):

Adjusted Premium Payments = $200,000 – $16,000 = $184,000

Third, the gain is calculated (Accumulation Value – Adjusted Premium Payments):

Gain = $250,000 – $184,000 = $66,000

Finally, the Enhanced Beneficiary Benefit amount is calculated (Gain multiplied by the applicable EBB rider percentage):

Enhanced Beneficiary Benefit = $66,000 x 50% = $33,000

In this example, the Enhanced Beneficiary Benefit is equal to $33,000. This amount would be payable in addition to the guaranteed death benefit amount under the policy.

Investment Protection Plan Rider

If you purchase this rider, you will be able to surrender the policy and receive the greater of the policy Accumulation Value or the amount that is guaranteed under the rider. The IPP Rider is available only in jurisdictions where approved. To purchase this rider while the policy is in force, you must send a written request in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. While this rider is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See “CHARGES AND DEDUCTIONS—Optional Benefit Expenses—Investment Protection Plan Rider Charge.”) When you make a partial withdrawal, we will reduce the amount that is guaranteed under the rider by the amount of the proportional withdrawal. The proportional withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal. Please note that benefits payable under this rider are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC.

The amount that is guaranteed under the rider will depend on when you purchase or reset it:

(i)

At the time of application: The amount that is guaranteed will equal the initial premium payment and any Premium Credits plus any additional premium payments and any Premium Credits we receive in the first Policy Year, less all proportional withdrawals thereafter. Premium payments made after the first Policy Year will not be included in the amount that is guaranteed. The rider will take effect on the Policy Date.

(ii)

While the policy is in force: The amount that is guaranteed will equal the Accumulation Value on the date the rider takes effect, less all proportional withdrawals. The Rider will take effect on the next Policy Anniversary following the date the VPSC receives your application for the rider, in Good Order, at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.

(iii)

Resetting the guaranteed amount (“Rider Reset”): You may request to reset the amount that is guaranteed at any time while the rider is in effect. To reset the guaranteed amount, you must send a written request in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. Upon reset, the amount that is guaranteed will equal the Accumulation Value on the next Policy Anniversary, less all proportional withdrawals thereafter. We may also reset a new charge for the rider and the Rider Risk Charge Adjustment on that Policy Anniversary. (See “CHARGES AND DEDUCTIONS—Optional Benefit Expenses—Investment Protection Plan Rider Charge” and “—Rider Risk Charge Adjustment.”)

In Oregon, where this rider is called the Accumulation Value Protection Plan, the amount guaranteed is computed in the same manner described above.

You will be eligible to receive the benefit under this rider beginning on the tenth Policy Anniversary after the later of (1) the effective date of the rider or (2) the effective date of any Rider Reset. You may also exercise this benefit on any Policy Anniversary subsequent to the tenth. To exercise this benefit, you must send us a written request to surrender the policy in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus no later than ten Business Days after the applicable Policy Anniversary. Amounts paid to you under the terms of this rider may be taxable and you may be subject to a 10% tax penalty if paid before you reach age 59 1⁄2.

You may cancel this rider within 30 days after delivery of the rider or, if you selected this feature at the time of application, within 30 days after delivery of the policy. To cancel the rider, you must return it to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel the Rider and refund any Investment Protection Plan Rider charge which may have been deducted. After this 30-day period, you still have the right to discontinue the rider. However, if you do we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any Investment Protection Plan Rider charge that may have been deducted. (See “CHARGES AND DEDUCTIONS—Optional Benefit Expenses.”) The cancellation of the rider after the 30-day period will be effective as of the date the VPSC receives your cancellation request.

This rider is available on all Non-Qualified and Roth IRA policies so long as the first date that you can exercise and receive benefits under the rider is before the Annuity Commencement Date. The rider is also available on IRA, SEP IRA, and SIMPLE IRA policies if the policyowner is age 65 or younger on the date the rider takes effect. The rider is not available on TSA and Inherited IRA policies.

Because this rider generally provides protection against decreases in the policy’s Accumulation Value due to negative investment performance, this rider may not be a benefit to you if all or most of your Accumulation Value is allocated to the Fixed Account. You should purchase this rider only if you have or intend to have most or all of your Accumulation Value allocated to the Investment Divisions.

This rider will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to exercise the rider. Therefore, you should select this rider only if you intend to keep the policy for at least ten years. In addition, this rider has no impact on any amount paid upon your death or the death of the Annuitant.

Partial withdrawals will reduce the guaranteed amount and the amount of charges assessed for the rider. However, please note that charges assessed for this rider prior to the date of any partial withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted.

We have set forth below an example of how the benefit of this rider may be realized and how partial withdrawals (including required minimum distributions from IRAs) will impact the guaranteed amount. In this example, we have assumed the following:

(1)	the rider is purchased at the time of application;

(2)	an initial premium payment of $100,000 is made;

(3)	no additional premium payments are made;

(4)	a withdrawal of $20,000 is made in the eighth Policy Year;

(5)	the Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(6)	the Accumulation Value on the tenth Policy Anniversary has decreased to $50,000.

The guaranteed amount at time of application was $100,000. When the partial withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the proportional withdrawal. We calculated the amount of the proportional withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.

Proportional withdrawal = ($20,000/$80,000) x $100,000 = $25,000

To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the proportional withdrawal from the initial guaranteed amount: ($100,000 – $25,000) = $75,000. If this policy is surrendered in the tenth Policy Year, the policyowner receives $75,000 even though the Accumulation Value has decreased to $50,000.

Living Needs Benefit/Unemployment Rider

This rider is available at no additional cost. Rider benefits and requirements to qualify for the rider benefits may not be the same in all jurisdictions. We include a Living Needs Benefit/Unemployment Rider for all types of policies. In Connecticut, the rider is named the “Living Needs Benefit Rider” and the Unemployment and disability portions of the rider are not available. In New York, the rider is named “Waiver Of Surrender Charges For Living Needs Qualifying Events” and the Unemployment portion of the rider is not available. In New Jersey, the rider is named the “Living Needs Benefit Rider” and the Unemployment portion of the rider is not available.

The Living Needs Benefit/Unemployment Rider will waive all surrender charges (or a portion of surrender charges in the case of Unemployment), if you provide satisfactory proof that the Owner has experienced a Qualifying Event (as defined below). In order to receive the benefit associated with this rider, your policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000 and the Qualifying Event must occur on or after the Policy Date. For the Disability portion of the rider, any withdrawal after your 66th birthday will not be eligible for the rider benefit and surrender charges may apply. For the Unemployment portion of the rider, we will waive surrender charges on a one-time withdrawal of up to 50% of your Accumulation Value. Surrender charges will apply on amounts withdrawn in excess of that amount and on subsequent withdrawals. In addition, none of the benefits of this rider are available for policies where any Owner(s) has attained their 86th birthday on the Policy Date. If the Owner(s) is not a natural person, all restrictions and benefits of the rider are based on the Annuitant.

The types of Qualifying Events are defined as follows:

(a)	Health Care Facility (defined as a state licensed/certified nursing home/assisted living facility): The Owner is enrolled and living in a Health Care Facility for 60 consecutive days.

(b)	Terminal Illness: A determination by a licensed physician that the Owner has a life expectancy of 12 months or less.

(c)

Disability: A determination by a licensed physician that the Owner has a disability that prevents them from performing any work for pay or profit for at least 12 consecutive months. We may require proof of continued disability as of the date of the withdrawal.

(d)	Unemployment: A determination letter from the applicable state’s Department of Labor that the Owner qualifies for and has been receiving state unemployment benefits for 60 consecutive days.

A Health Care Facility is defined as a state licensed/certified nursing home/assisted living facility. In addition, we may also require proof of continued disability as of the date of the withdrawal.

For example, if an Owner with $100,000 in Accumulation Value experiences one of the Qualifying Events described in (a) – (c) above in Policy Year 3, he or she will be able to take withdrawals from his or her policy without having to pay a surrender charge on such withdrawals for as long as the Owner satisfies the conditions of eligibility. If the Owner were to experience the Qualifying Event of Unemployment in (d) in Policy Year 3, he or she would be able to make a one-time withdrawal of up to $50,000 without having to pay a surrender charge on such withdrawal. If he or she were to withdraw in excess of $50,000, he or she would pay a surrender charge on the amount exceeding $50,000 and on any subsequent withdrawals.

You will be able to receive benefits under this rider the later of the date you meet the above requirements or the date we receive your documentation in Good Order at the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.

Living Needs Benefit Rider

This rider is available at no additional cost. Rider benefits and requirements to qualify for the rider benefits may not be the same in all jurisdictions. If the Annuitant enters a nursing home, becomes terminally ill or disabled, you, the policyowner, may be eligible to receive all or a portion of the Accumulation Value without paying a surrender charge. The policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000. We must be provided with proof that the Annuitant has spent 60 or more consecutive days in a nursing home, is terminally ill or disabled. Withdrawals will be taxable to the extent of gain and, prior to age 59 1⁄2, may be subject to a 10% IRS penalty. This rider is in effect in all jurisdictions where approved. To qualify for the disability benefit of this rider, the Annuitant must be classified as disabled by the Social Security Administration. You, the policyowner, are no longer eligible for the disability benefit once the Annuitant begins collecting Social Security retirement benefits. The rider will be effective the later of the date you meet the above requirements or the date we receive your documentation in a form acceptable to us at the VPSC.

For example, if an Owner with $100,000 in Accumulation Value experiences one of the Qualifying Events described above in Policy Year 3, he or she will be able to take withdrawals from his or her policy without having to pay a surrender charge on such withdrawals for as long as the Owner satisfies the conditions of eligibility.

Unemployment Benefit Rider

This rider is available at no additional cost. Rider benefits and requirements to qualify for the rider benefits may not be the same in all jurisdictions. For all Non-Qualified, IRA, SEP IRA, Roth IRA, Inherited IRA, and SIMPLE IRA policies, if you become unemployed, you may be eligible to increase the amount that can be withdrawn from your policy to 50% of the policy’s Accumulation Value without paying surrender charges. This rider can only be used once. The policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000. You also must have been unemployed for at least 60 consecutive days. Withdrawals may be taxable transactions and, prior to age 59 1⁄2, may be subject to a 10% IRS penalty. To apply for this benefit, you must submit a determination letter from the applicable state’s Department of Labor indicating that you qualify for and are receiving unemployment benefits. The rider will be effective the later of the date you meet the above requirements or the date we receive your notification at the VPSC.

For example, if the Owner becomes unemployed in Policy Year 3 and has $100,000 in Accumulation Value, he or she would be able to make a one-time withdrawal of up to $50,000 without having to pay a surrender charge on such withdrawal. If he or she were to withdraw in excess of $50,000, he or she would pay a surrender charge on the amount exceeding $50,000, and on any subsequent withdrawals.

Enhanced Spousal Continuance Rider

If you purchased the EBB Rider at the time of application (see above), your policy will, subject to jurisdiction availability, also include the Enhanced Spousal Continuance Rider (“ESC Rider”) at no charge. The ESC Rider is not included on policies sold in connection with Section 403(b) tax-sheltered annuities.

Under the ESC Rider, if your spouse is the sole primary Beneficiary, upon your death prior to the Annuity Commencement Date, your spouse may elect to continue the policy as the new owner (and Annuitant, if you are also the Annuitant). If the election is made, the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements in Good Order at the VPSC) to equal the greatest of any of the amounts payable as described in the (“DESCRIPTION OF BENEFITS—The Standard Death Benefit—Death Before Annuity Commencement”) section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. Unless we notify you otherwise, any additional Accumulation Value calculated under the ESC Rider will be allocated to the policy according to the premium allocation instructions on record (excluding the DCA Advantage Account).

The ESC Rider ends upon the earliest of the following: 1) if you surrender the policy, 2) if Income Payments begin, 3) once the ESC Rider has been exercised, or 4) if you transfer ownership of the policy to someone other than your spouse. This rider cannot be cancelled without surrendering your policy.

Upon exercising the ESC Rider and continuing the policy, the EBB Rider and the quarterly charges for the EBB Rider will cease. All other policy provisions will continue as if your spouse had purchased the policy on the original Policy Date.

Example:

Your spouse is your policy’s sole primary Beneficiary. If you die and your spouse chooses to continue the policy as the new owner, and the Accumulation Value as of your date of death is $100,000, it will be increased to equal the amount of the Standard Death Benefit plus an EBB provided under the EBB Rider.

Automatic Asset Reallocation

This optional benefit, which is available at no additional cost, allows you to maintain the percentage allocated to each Investment Division at a pre–set level. For example, you might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP MacKay Convertible – Service Class Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP MacKay International Equity – Service Class Investment Division. Over time, the fluctuations in each of these Investment Division’s investment results will shift the percentages. If you elect the Automatic Asset Reallocation option, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. You may also utilize the Automatic Asset Reallocation Option if your Variable Accumulation Value is allocated to an Asset Allocation Model. You may choose to have reallocations made on your quarterly, semi–annual or annual policy anniversary.

To request Automatic Asset Reallocation, you must send a completed Automatic Asset Reallocation request form to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus or use any other method we make available. The VPSC must receive the completed Automatic Asset Reallocation request form at least five Business Days before the date transfers are scheduled to begin. If we receive your completed Automatic Asset Reallocation request form for this option less than five Business Days prior to the date you request it to begin, the reallocation will begin on the next rebalancing date based on the rebalancing frequency you selected. Faxed and e–mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. You may modify an existing Automatic Asset Reallocation option by contacting us by phone at the number provided in the “CONTACTING NYLIAC” section of this Prospectus.

The minimum Accumulation Value required to elect this option is $2,500. We will suspend this feature automatically if the Separate Account Value is less than $2,500 on a reallocation date. Once the Separate Account Value equals or exceeds this amount, Automatic Asset Reallocation will resume automatically as scheduled. There is no minimum amount that you must allocate among the Investment Divisions under this option. Your Automatic Asset Reallocation may be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current Automatic Asset Reallocation arrangements. You may prevent this cancellation if a conforming Automatic Asset Reallocation change is processed within one Business Day of the inconsistent premium allocation change or transfer.

You may cancel the Automatic Asset Reallocation option at any time. To cancel the Automatic Asset Reallocation option, you may send a written cancellation request in Good Order to the VPSC or contact us by phone or online as described in the “CONTACTING NYLIAC” section of this Prospectus. You may not elect the Automatic Asset Reallocation option if you have selected the traditional Dollar Cost Averaging option. However, you have the option of alternating between these two features.

Dollar Cost Averaging Programs

The main objective of dollar cost averaging is to achieve an average cost per Accumulation Unit that is lower than the average price per Accumulation Unit during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar cost averaging does not assure a profit in rising markets or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of varying price levels. We do not count transfers under dollar cost averaging as part of your 12 free transfers each Policy Year. There is no charge imposed for either of the Dollar Cost Averaging programs.

We have set forth below an example of how dollar cost averaging works. In the example, we have assumed that you want to transfer $100 from the MainStay VP U.S. Government Money Market Investment Division to the MainStay

VP Wellington U.S. Equity—Service Class Investment Division each month. Assuming the Accumulation Unit values below, you would purchase the following number of Accumulation Units:

Month	Amount Transferred	Accumulation Unit Value	Accumulation Units Purchased
1	$100	$10.00	10.00
2	$100	$8.00	12.50
3	$100	$12.50	8.00
4	$100	$7.50	13.33
Total	$400	$38.00	43.83

The average unit price is calculated as follows:

Total unit price	=	$38.00	=	$9.50
Number of months		4

The average unit cost is calculated as follows:

Total amount transferred	=	$400.00	=	$9.13
Total units purchased		43.83

In this example, with dollar cost averaging you would have paid an average of $9.13 per unit while the average price per unit during the purchase period was $9.50. Keep in mind that it is also possible for dollar cost averaging to result in a loss. For example, if Accumulation Unit Values had increased rapidly over the four-month period used in the example above, you would have achieved a lower average unit cost by making the entire purchase in the first month.

Traditional Dollar Cost Averaging

This option, which is available at no additional cost, permits systematic investing to be made in equal installments over various market cycles to help reduce risk. You may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Division to any combination of Investment Divisions and/or the Fixed Account. Please note that for Premium based Base Contract Charge policies, amounts cannot be transferred to the Fixed Account (if applicable) You will specify the Investment Divisions to transfer money from, the Investment Divisions and/or Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to our rules, and the frequency of the transfers (monthly, quarterly, semi–annually or annually). You may not use traditional dollar cost averaging to make transfers into or from an Asset Allocation Model. You may not make transfers from the Fixed Account, but you may make transfers into the Fixed Account. Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $2,500 to elect this option. Once all money has been allocated to the Investment Divisions of your choice or the balance in the Investment Division you are transferring from is less than $100, the traditional Dollar Cost Averaging option will cease. A new request must be submitted to reactivate this feature. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion.

NYLIAC will make all traditional Dollar Cost Averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day). You may specify any day of the month except the 29th, 30th, or 31st. In order to process transfers under our traditional Dollar Cost Averaging Option, the VPSC must have received a completed traditional Dollar Cost Averaging request form in Good Order at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus no later than five Business Days prior to the date transfers are to begin. You may also process a traditional Dollar Cost Averaging transfer by any other method we make available. If your traditional Dollar Cost Averaging request form for this option is received less than five Business Days prior to the date you request it to begin, the transfers will begin on the day of the month you specify in the month following the receipt of your request. All completed traditional Dollar Cost Averaging request forms must be sent to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion.

You may cancel the traditional Dollar Cost Averaging option at any time. To cancel the traditional Dollar Cost Averaging Option, you must send a written cancellation request in Good Order to the VPSC or contact us by phone at the number provided in the “CONTACTING NYLIAC” section of this Prospectus. NYLIAC may also cancel this option if the Accumulation Value is less than $2,500, or such lower amount as we may determine. You may not elect the traditional Dollar Cost Averaging option if you have selected the Automatic Asset Reallocation option. However, you have the option of alternating between these two features.

The DCA Advantage Account

This feature, which is available at no additional cost, permits you to set up automatic dollar cost averaging using the DCA Advantage Account when an initial premium payment or a subsequent premium payment is made. The DCA Advantage Account transfers amounts automatically to the Investment Divisions you choose in six monthly increments, as described below. We credit amounts in the DCA Advantage Account with interest. You can request the DCA Advantage Account in addition to the Traditional Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep. To set up a DCA Advantage Account, you must send a completed DCA Advantage Account request form in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus.

If you wish to allocate to the DCA Advantage Account, each premium payment you allocate to it must be at least $5,000. If your payment is less than the $5,000 minimum, it will not be allocated to the DCA Advantage Account. Instead, it will be automatically applied to the Investment Divisions that you have specified to receive transfers from the DCA Advantage Account. You must specify the Investment Divisions or available Asset Allocation Model into which transfers from the DCA Advantage Account are to be made. However, you may not select the DCA Advantage Account if its duration would extend beyond the Annuity Commencement Date. You may not make transfers from the DCA Advantage Account into the Fixed Account (if available). We do not count transfers out of the DCA Advantage Account as part of your 12 free transfers each Policy Year. Dollar cost averaging will begin one month from the date NYLIAC receives the premium payment and transfers will be made on the same day (on the next Business Day if the day is not a Business Day) each subsequent month for the duration of the DCA Advantage Account. If a transfer is scheduled to occur on a day that does not exist in a month, it will be processed on the last day of that month or on the next Business Day if the last day of that month is not a Business Day. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Advantage Account. For example, the amount of the first monthly transfer out of the DCA Advantage Account will equal 1/6 of the value of the DCA Advantage Account on the date of the transfer. The amount of each of the five remaining transfers will equal 1/5, 1/4, 1/3, 1/2, and the remainder of the balance, respectively, of the value of the DCA Advantage Account on the date of each transfer.

You may not have more than one DCA Advantage Account open at the same time. Accordingly, any subsequent premium payment we receive for a DCA Advantage Account that is already open will be allocated to that same DCA Advantage Account and will earn the same interest rate. The entire value of the DCA Advantage Account will be completely transferred to the Investment Divisions or Asset Allocation Model within the duration specified. For example, if you allocate an initial premium payment to the DCA Advantage Account under which the 6-month term will end on December 31, 2022 and you make a subsequent premium payment to the 6-month DCA Advantage Account before December 31, 2022, we will allocate the subsequent premium payment to the same 6-month DCA Advantage Account already opened and transfer the entire value of the 6-month DCA Advantage Account to the Investment Divisions or Asset Allocation Model by December 31, 2022 even though a portion of the money was not in that DCA Advantage Account for the entire 6-month period. If an additional premium payment of $5,000 or more is allocated to the DCA Advantage Account after the duration has expired, the DCA Advantage Account will be reactivated and will earn the interest rate in effect on the Business Day the new premium payment is received at the VPSC.

You can make partial withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Account. We will make partial withdrawals and transfers first from the DCA Advantage Account Accumulation Value attributed to the initial premium payment and then from the DCA Advantage Account Accumulation Value attributed to subsequent allocations in the order received.

You cannot make transfers into the DCA Advantage Account from any Allocation Option.

Interest Sweep

This optional benefit, which is available at no additional cost, allows the interest earned on monies allocated to the Fixed Account to be transferred from the Fixed Account to one or any combination of Investment Divisions or an available Asset Allocation Model. You must specify the Investment Divisions and/or Asset Allocation Model, the frequency of the transfers (monthly, quarterly, semi-annually, or annually), and the day of each calendar month to make the transfers (except the 29th, 30th, and 31st of a month). NYLIAC will make all Interest Sweep transfers on the day of each calendar month you have specified or on the next Business Day (if the day you have specified is not a Business Day). To request an Interest Sweep transfer, you must send an Interest Sweep request form in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. The VPSC must receive a completed Interest Sweep request form at least five Business Days prior to the date transfers are scheduled to begin. If the VPSC does not receive a completed Interest Sweep request form within the five Business Days prior to the date you request it to begin, the transfer will begin on the day of the month you specify in the month following the receipt of your request.

The Interest Sweep option may be utilized in addition to traditional Dollar Cost Averaging, Automatic Asset Reallocation, or the DCA Advantage Account. With an Asset Allocation Model, the Interest Sweep option may be utilized with Automatic Asset Reallocation and the DCA Advantage Account. If an Interest Sweep transfer is scheduled for the same day as a transfer related to the traditional Dollar Cost Averaging option, the Automatic Asset Reallocation option or the DCA Advantage Account, we will process the Interest Sweep transfer first.

You may cancel the Interest Sweep option at any time. To cancel the Interest Sweep Option, you must send a written cancellation request in Good Order to the VPSC or contact us by telephone as described in the “CONTACTING NYLIAC” section of this Prospectus. We may also cancel this option if the Fixed Account Accumulation Value is less than $2,500, or such a lower amount as we may determine.

To establish a new Interest Sweep transfer after the option has been cancelled, you must send an Interest Sweep request form in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. You may also process an Interest Sweep transfer by any other method we make available. The VPSC must receive an Interest Sweep request form in Good Order at least five Business Days prior to the date transfers are scheduled to begin. If the VPSC does not receive an Interest Sweep request form in Good Order at least five Business Days prior to the date you request it to begin, transfers will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. The minimum Fixed Account Accumulation Value required to elect this option is $2,500, but this amount may be reduced at our discretion.

CHARGES AND DEDUCTIONS

Transaction Expenses

Surrender Charges

Since no deduction for a sales charge is made from each premium payment, we impose a surrender charge on certain partial withdrawals and surrenders of the policies (for single premium policies, surrender charges are modified as indicated in Appendix 1 of this Prospectus). The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge applies to certain amounts applied under certain Income Payment options.

If you make a partial withdrawal or surrender your policy, we deduct the surrender charge from the amount paid to you. However, you can withdraw any investment gains under your policy without a surrender charge (see “CHARGES AND DEDUCTIONS—Transaction Expenses—Exceptions to Surrender Charges,” below). In the case of a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Options from which the partial withdrawals are made, or from the amount paid to you. If you specify the Allocation Options from which to make the withdrawal, we will deduct the surrender charge pro-rata according to your instructions. If you do not specify the Allocation Options from which to make the withdrawal, we will deduct the surrender charge pro-rata from each Allocation Option. If the remaining value in an Allocation Option and/or the DCA Advantage Account, is less than the necessary surrender charge, we will not process the withdrawal.

The guaranteed maximum surrender charge will be 8% of the amount withdrawn. The percentage of the surrender charge varies, depending upon the length of time a premium payment is in your policy before it is withdrawn. For purposes of calculating the applicable surrender charge, we deem premium payments to be withdrawn on a first–in, first–out basis. Unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first three Payment Years following the premium payment to which such withdrawal or surrender is attributable is 8% of the amount withdrawn or surrendered. This charge then declines to 7% in the fourth Payment Year, 6% in the fifth Payment Year, 5% in the sixth Payment Year, 4% in the seventh Payment Year, 3% in the eighth, ninth and tenth Payment Years, after which no charge is made, as shown in the following chart:

Amount of Surrender Charge

Payment Year	Surrender Charge
1	8%
2	8%
3	8%
4	7%
5	6%
6	5%
7	4%
8	3%
9	3%
10	3%
11+	0%

Exceptions to Surrender Charges

We will not assess a surrender charge:

(a)

on amounts you withdraw in any one Policy Year that are less than or equal to the greatest of: (i) 10% of the Accumulation Value at the time of surrender or withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year; (ii) 10% of the Accumulation Value as of the prior Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year), less any prior Surrender Charge free withdrawals during the Policy Year; or (iii) the Accumulation Value less accumulated premium payments.

(b)	if NYLIAC cancels the policy;

(c)	when we pay proceeds upon the death of the policyowner;

(d)	when you select an Income Payment option involving life income in any Policy Year after the first Policy Anniversary;

(e)	when a required minimum distribution calculated based on the value of this policy is made under a Qualified Policy (this amount will, however, count against the first exception);

(f)	on withdrawals you make under the Living Needs Benefit Rider, Unemployment Benefit Rider, or Living Needs Benefit/Unemployment Rider, if applicable;

(g)	on monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Code; and

(h)	when the aggregate surrender charges under a policy exceed 9.0% of the total premium payments.

Transfer Fees

Currently, we do not charge for transfers under the policy. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. The charge is to compensate us for the expense of processing the transfer. The transfer charge, if applicable, will be assessed at the time that the transfer is processed and will be deducted from your Accumulation Value and taken pro rata from each Allocation Option. Each time you request a transfer, we will assess the transfer charge, if applicable. Separate requests submitted on the same day will each be treated as separate transfers. Transfers made under traditional Dollar Cost Averaging, Interest Sweep, the DCA Advantage Account, and Automatic Asset Reallocation do not count toward this transfer limit.

Payments Returned for Insufficient Funds

If your premium payment is returned for insufficient funds, we reserve the right to reverse your allocation(s) and charge you a $20 fee for each returned payment. The charge is to compensate us for the expense of processing the returned payment. This charge, if applicable, will be assessed at the time the payment is reversed and will be deducted from your Accumulation Value and taken pro rata from each Allocation Option. In addition, the Portfolio may also redeem shares to cover any losses it incurs as result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privileges to pay by check or electronically will be suspended until the VPSC receives a written request to reinstate it in Good Order at one of the addresses noted in the “CONTACTING NYLIAC” section of the Prospectus, and we agree.

Annual Policy Expenses

Base Contract Charges (M&E Charge)

Prior to the Annuity Commencement Date, we deduct the Mortality and Expense Risk and Administrative Costs Charge (“M&E Charge”) against your policy. We deduct this charge at the end of each policy quarter by reducing the number of Accumulation Units in the Investment Divisions you have selected. On an annual basis, the charge equals 1.90% of the Adjusted Premium Payments. When you make additional premium payments during a policy quarter, the charge is calculated on a pro-rata basis. Also, a pro-rata portion of the charge will be deducted on the date the policy is surrendered and upon the payment of any death benefit proceeds..

We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these proceeds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

This policy differs from some other variable annuities in that the M&E Charge is calculated as a percentage of your Adjusted Premium Payments rather than as a percentage of separate account assets. This means that the dollar amount of this charge will be unaffected by fluctuations in market performance. Generally in a rising market, the structure of this charge will benefit the policyowner because the charge, when measured as a percentage of separate account assets, will be reduced. On the other hand, in a flat or declining market, this structure will result in an increase in the charge when measured as a percentage of separate account assets.

Another difference is that the M&E Charge is deducted by reducing the number of Accumulation Units held in your Policy, rather than by reducing the value of those Accumulation Units.

In a rising market, since each Accumulation Unit will have a relatively greater value, fewer Accumulation Units will be deducted from your policy for the M&E Charge. In a declining market, since each Accumulation Unit will have a relatively lower value, more Accumulation Units will be deducted from your policy for the M&E Charge. The value of your policy will depend on the number of Accumulation Units you own and the value of those units.

The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy’s Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services. We expect to make a profit from this charge, which we may use for any purpose, including expenses associated with the Premium Credit.

Administrative Expense – Policy Service Charge

We deduct an annual policy service charge of $30 each Policy Year on the Policy Anniversary and upon surrender of the policy. However, we will waive the annual policy service charge if your policy has $100,000 or more of Accumulation Value on a given Policy Anniversary.

We deduct the annual policy service charge from each Allocation Option and the DCA Advantage Account, if applicable, in proportion to its percentage of the Accumulation Value in each option on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing, and confirming premium payments and establishing and maintaining the available methods of payment.

Optional Benefit Expenses

Investment Protection Plan Rider Charge

If you purchase the Investment Protection Plan, we will deduct a charge on the first Business Day of the next policy quarter following each policy quarter that the rider is in effect based on the amount that is guaranteed. This charge is to compensate NYLIAC for the risk of the underlying guarantee provided by the rider. We deduct this charge beginning with the first policy quarter after the effective date of the rider. (See “TABLE OF FEES AND EXPENSES.”) This charge is to compensate NYLIAC for the risk of the underlying guarantee provided by the rider. We will deduct the charge from each Allocation Option and the DCA Advantage Account in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable policy quarter. The maximum annual charge is 1% of the amount that is guaranteed. We may set a lower charge at our sole discretion.

For IPP Rider purchases and IPP Rider Resets applied for on and after November 13, 2017, the current charge is 0.80% of the amount that is guaranteed, applied on a quarterly basis (0.20% per quarter).

For IPP Rider purchases and IPP Rider Resets applied for between May 1, 2016 and November 12, 2017, the current charge is 0.85% of the amount that is guaranteed, applied on a quarterly basis (0.2125% per quarter) .

For IPP Rider purchases and IPP Rider Resets applied for before May 1, 2016, the current charge is 0.65% of the amount that is guaranteed, applied on a quarterly basis (0.1625% per quarter).

You should check with your registered representative to determine the percentage we are currently charging before you purchase this feature.

If you reset the amount that is guaranteed, a new charge for the rider may apply. This charge may be more or less than the charge currently in effect on your policy but will never exceed the stated maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider (or any reset) becomes effective, unless you again reset the rider’s guaranteed amount. After a reset, we will continue to deduct the current charge until the first policy quarter following the effective date of the reset.

Rider	Risk Charge Adjustment (Cancellation Charge)

If you cancel the Investment Protection Plan Rider, to the extent permitted by state law, we will deduct a one- time Rider Risk Charge Adjustment from your Accumulation Value in certain Investment Divisions or the DCA Advantage Account. This charge is to compensate NYLIAC for the costs and risks we assume in providing the benefit. The cancellation will be effective on the date that the VPSC (at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus) receives your cancellation request in Good Order. (See “TABLE OF FEES AND EXPENSES.”) In most jurisdictions, we will deduct the Rider Risk Charge Adjustment from an Investment Division or the DCA Advantage Account in proportion to its percentage of the Accumulation Value on that day. We will not deduct this charge if you surrender your policy. However, surrender charges may apply.

We will not change the adjustment for a particular policy once it is set on the date the rider takes effect. The maximum Rider Risk Charge Adjustment is 2.00% of the amount that is guaranteed. We may set a lower charge at our sole discretion. You should check with your registered representative to determine the percentage we are currently charging before you decide to cancel.

If you reset the amount that is guaranteed, a new Rider Risk Charge Adjustment may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The adjustment charge in effect on the effective date of the rider or on the effective date of any reset will not increase after the rider is issued.

Enhanced Beneficiary Benefit Rider Charge

If you purchased the EBB Rider (in jurisdictions where available), we will deduct a charge each policy quarter that the rider is in effect based on the Accumulation Value. This charge is to compensate NYLIAC for the risk of the underlying guarantee provided by the rider. We will deduct this charge beginning with the first policy quarter after the Policy Date. In most jurisdictions, this charge will be deducted quarterly from each Allocation Option and DCA Advantage Account in proportion to its percentage of the Accumulation Value.

The maximum annual charge is 1.00% of the policy’s Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. The current charge for the EBB Rider is 0.30% of the policy’s Accumulation Value, applied on a quarterly basis (0.075% per quarter). This charge will not change once your policy is issued.

Annual Death Benefit Reset (ADBR) Rider Charge

If you purchased the ADBR Rider, we will deduct a charge each policy quarter that the rider is in effect based on the amount that is guaranteed as of the last Reset Anniversary. This charge is to compensate NYLIAC for the risk of the underlying guarantee provided by the rider. In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account, and the Fixed Account, in proportion to its percentage of the Accumulation Value of the applicable quarter and will not reduce your Adjusted Premium Payments. However, for policies issued in New York, this charge will be deducted only from the Variable Accumulation Value. This charge will continue to be deducted while the policy remains in–force.

The charge for the ADBR Rider is based upon your age when the policy is issued, which will not change. The maximum annual charge is 1.00% of the most recent reset amount, or the initial premium payment in the first Policy Year. You should check with your registered representative to determine the percentage we are currently charging. As of the date of this Prospectus, the charges are as follows:

Age of Oldest Owner at Issue	Annual Charge
65 or younger	0.30	% (.0750% per quarter)
66 to 75 inclusive	0.35	% (.0875% per quarter)

Annual Portfolio Expenses

Portfolio fees and expenses are deducted from and paid out of the assets of the Portfolios. The value of the assets of the Separate Account will indirectly reflect the Portfolios’ total fees and expenses. The Portfolios’ total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Portfolio’s prospectus and/or SAI. A complete list of Portfolios available under the policy, including their annual expenses, may be found in APPENDIX 2.

Certain Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC rules, including Rules 2a-7 or 22c-2 under the Investment Company Act of 1940. In such cases, we would administer the Portfolio fees and deduct them from your Accumulation Value or transaction proceeds.

Group and Sponsored Arrangements

For certain group or sponsored arrangements, we may reduce the surrender charge and the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

We will make any reductions according to our rules in effect when an application or enrollment form for a policy is approved. We may change these rules from time to time. Any variation in the surrender charge or policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.

Taxes

NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either: (i) when a surrender or cancellation occurs, or (ii) at the Annuity Commencement Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC’s status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

We may in the future seek to amend the policies to deduct premium taxes when a premium payment is received.

Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. NYLIAC may assess charges for such taxes.

NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the Separate Account reserves under the policies. (See “FEDERAL TAX MATTERS.”). Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

DISTRIBUTIONS UNDER THE POLICY

Surrenders and Withdrawals

You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals , or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living. To request a surrender or withdrawal, you can send a written request in Good Order to the VPSC at one of the addresses listed on the “CONTACTING NYLIAC” section of this Prospectus, or utilize any other method we make available. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. If the request is in Good Order, the amount available for withdrawal is the Accumulation Value at the end of the Business Day that the VPSC receives the written request, less any surrender charges, taxes that we may deduct, Mortality and Expense Risk and Administrative Costs Charge, and the annual policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. You can also request a partial withdrawal online at www.newyorklife.com. NYLIAC will pay all surrenders or withdrawals within seven days of receipt of all required information in Good Order (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See “THE POLICIES—Delay of Payments”).

Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.

Surrenders and withdrawals may be taxable transactions, and the Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals made before the Owner attains age 59 1⁄2 (the penalty tax is increased to 25% in the case of a distribution from a SIMPLE IRA within the first two years of your participation in the SIMPLE IRA Plan.) (See “FEDERAL TAX MATTERS— Taxation of Annuities in General.”) In addition, taxable surrenders and withdrawals may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

Surrenders

We may deduct a surrender charge and any state premium tax, if applicable, the Mortality and Expense Risk and Administrative Costs Charge, and the annual policy service charge, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different Income Payment method. For surrender requests over $50,000, we may require additional verification of your identity before the request can be deemed in Good Order. For surrender requests of any size, if your address or bank account information has been on file with us for less than thirty (30) days, we may require additional verification of your identity before we will process a request to send surrender proceeds electronically to that bank account or through the mail to that address. (See “ANNUITY PAYMENTS (THE INCOME PHASE)—Income Payments.”) Surrenders may be taxable transactions and a 10% penalty tax may be applicable if the surrender is made before the Owner attains age 59 1⁄2. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”)

Partial Withdrawals

The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Allocation Options in accordance with your request. However, if you do not specify how to allocate a partial withdrawal among the Allocation Options we will deduct the partial withdrawal on a pro-rata basis. Your requested partial withdrawal will be effective on the date we receive your request in Good Order at the VPSC or online at www.newyorklife.com. However, if that day is not a Business Day or if your request is received after the close of the NYSE, then the requested partial withdrawal will be effective on the next Business Day. Generally, we will pay the partial withdrawal within seven days of that date. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”)

If a surrender charge applies to your partial withdrawal, unless you instruct us otherwise, surrender charges will be included in the amount we deduct from your Accumulation Value. They will be taken pro rata from each Allocation Option. You may, however, request to have the withdrawal deducted without including surrender charges. If you so request, the surrender charges will be deducted from the payment we make to you.

If the requested partial withdrawal is equal to the value in any of the Allocation Options from which the partial withdrawal is being made, we will pay the entire value of that Allocation Option and/or the DCA Advantage Account, less any surrender charge that may apply to you. If honoring a partial withdrawal request would result in an Accumulation Value of less than $2,000, we reserve the right to terminate your policy and pay you the Accumulation Value in a single sum, subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

Currently, online withdrawals cannot exceed $250,000. We may require additional verification of your identity for written partial withdrawal requests for amounts greater than $50,000 before the request can be deemed in Good Order. For withdrawal requests of any size, if your address or bank account information has been on file with us for less than 30 days, we may require the request in writing or require additional verification of your identity, in a means acceptable to us, before we will process a request to send partial withdrawal proceeds electronically to that bank account or through the mail to that address. In addition, partial withdrawal requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such partial withdrawal request must be made in writing and sent to the VPSC at one of the addresses noted in the “CONTACTING NYLIAC” section of this Prospectus. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion.

It is important to note that any withdrawal reduces the guaranteed amount under the IPP proportionally.

Periodic Partial Withdrawals

You may elect to receive regularly scheduled partial withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi–annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made (may not be the 29th, 30th, or 31st of a month). We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day). To process Periodic Partial Withdrawals, you must send a written request in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus, or utilize any other method we make available. NYLIAC must receive a request no later than five Business Days prior to the date the withdrawals are to begin. If we receive your request less than five Business Days prior to the date you request withdrawals to begin, the withdrawals will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. You may specify the Allocation Options from which the periodic partial withdrawals will be made. The minimum amount is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) If you do not specify otherwise, we will withdraw money on a pro-rata basis from each Investment Division and/or the Fixed Account. You may not make periodic partial withdrawals from the DCA Advantage Account. You can elect to receive “Interest Only” periodic partial withdrawals for the interest earned on monies allocated to the Fixed Account. This option is not available for policies issued in the State of New York. If this option is chosen, the $100 minimum for periodic partial withdrawals will be waived. However, you must have at least $5,000 in the Fixed Account at the time of each periodic partial withdrawal, unless we agree otherwise.

It is important to note that any withdrawal reduces the Guaranteed Amount under the IPP proportionally.

Hardship Withdrawals

Under certain Qualified Policies, the Plan Administrator (as defined in Code Section 414(g)) may allow, in its sole discretion, certain withdrawals it determines to be “Hardship Withdrawals.” The surrender charge and 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.

Required Minimum Distribution Option

As of January 1, 2020, the age when required distributions must begin for IRAs, SIMPLE IRAs, SEP IRAs, and TSAs has increased from age 70 1⁄2 to 72. This change only applies if you attain age 70 1⁄2 on or after January 1, 2020. For IRAs, SIMPLE IRAs and SEP IRAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 72. For TSAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the later of the calendar year he or she attains age 72 (70 1⁄2 if the policyowner attained age 70 1⁄2 prior to January 1, 2020) or the calendar year he or she retires. For Inherited IRAs, a policyowner who is an Eligible Designated Beneficiary is required to take the first required minimum distribution on or before December 31 of the calendar year following the year of the original owner’s death.

Our Right to Cancel

If the Accumulation Value of your policy is less than $2,000 or is insufficient to cover the annual policy service charge, the Mortality and Expense Risk and Administrative Costs Charge and other applicable optional rider charges, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and, provided that you are not older than the maximum age for making a premium payment as shown on the Policy Date Page, give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

In states where NYLIAC offered a single premium version of the New York Life Premium Plus Elite Variable Annuity policies, if the Accumulation Value of your policy is less than $2,000 after a partial withdrawal and applicable surrender charges, we reserve the right to terminate your policy, subject to applicable state laws. We will notify you of our intention to exercise this right 90 days prior to terminating your policy. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

Restrictions Under Code Section 403(b)(11)

With respect to 403(b) TSAs, distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59 1⁄2, has a severance from employment, dies or becomes disabled. The Code section 403(b) plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g., for hardship or due to a severance from employment), it may still be subject to a 10% additional income tax as a premature distribution.

Under the final Code section 403(b) regulations, which the Department of Treasury published on July 26, 2007, employer contributions made to Code section 403(b) TSA contracts will be subject to new withdrawal restrictions. Under the new rules, amounts attributable to employer contributions to a Code section 403(b) TSA contract that is issued after December 31, 2008 may not be distributed earlier than the earliest of severance from employment or upon the occurrence of a certain event, such as after a fixed number of years, the attainment of a stated age, or disability. These new withdrawal restrictions do not apply to Code section 403(b) TSA contracts issued before January 1, 2009.

Under the terms of your Code section 403(b) plan, you may have the option to invest in other funding vehicles, including Code section 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

Loans

Policy loans are not available.

ANNUITY PAYMENTS (THE INCOME PHASE)

Annuity Commencement Date

The income phase of your policy occurs when you begin receiving regular payments from us (Income Payments). The Annuity Commencement Date is the day those Income Payments begin (sometimes referred to as annuitization of the policy) unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. The Annuity Commencement Date is the date specified on the Policy Data Page. The earliest possible Annuity Commencement Date is the first Policy Anniversary. If we agree, you may change the Annuity Commencement Date to an earlier date. If we agree, you may also defer the Annuity Commencement date to a later date, provided that we receive notice of the request in Good Order at least one month before the last selected Annuity Commencement Date, and that applicable state law permits a deferral to such date. To request to change or defer the Annuity Commencement Date to a later date, subject to the constraints noted above, you must provide notice in a form acceptable to us (or as required under state law) in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. You may not withdraw any Accumulation Value from your policy after the Annuity Commencement Date. Any request for a partial withdrawal must be received at least 30 days prior to the Annuity Commencement Date.

The Annuity Commencement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

Income Payments

Election of Income Payment Options

On the Annuity Commencement Date, the Accumulation Value will be applied to provide a monthly Income Payment. Unless you instruct us otherwise, we will make Income Payments under the Life Income – Guaranteed Period Payment Option, under which we will make equal Income Payments for your lifetime for 10 years, if you die before receiving 10 years of Income Payments. (See “ANNUITY PAYMENTS” in the Statement of Additional Information.) However, on or before the Annuity Commencement Date, you can elect to receive Income Payments under such other option we may offer at that time where permitted by state laws. We will require that a lump sum payment be made if the Accumulation Value is an amount that would provide Income Payments of less than $20 a month on the Annuity Commencement Date. We will make payments under the Life Income – Guaranteed Period Payment Option in the same specified amount over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if an Annuitant dies sooner, in which case, the rest will be made to the Beneficiary. NYLIAC does not currently offer variable Income Payment options.

If the Life Income – Guaranteed Period Payment Option is not chosen, you may change the Income Payment option or request any other method of payment we agree to at any time before the Annuity Commencement Date. To change the Annuity Commencement Date, you must send a written request in Good Order to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus. However, once payments begin, you may not change the option. If a life Income Payment option is chosen, we may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant(s) will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater.

Effective for amounts received in taxable years beginning after December 31, 2010, a policyholder may elect to apply a portion of the Accumulation Value toward one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. A partial annuitization will reduce the benefits provided under this policy. The Accumulation Value will be reduced by the amount placed under one of the Income Payment options we may offer. Under a partial annuitization, the policy’s Accumulation Value, any riders under the policy and any charges assessed will be treated the same as they would under any other withdrawal from the policy’s Accumulation Value, except that surrender charges will not be assessed. (See “FEDERAL TAX MATTERS.”)

It is important to note that any withdrawal reduces the guaranteed amount under the IPP proportionally.

Under Income Payment options involving life income, the Payee may not receive Income Payments equal to the total premium payments made under the policy if the Annuitant dies before the actuarially predicted date of death. We base Income Payment options involving life income on annuity tables that vary on the basis of gender, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.

Once Income Payments begin, you may not surrender your policy or make any partial withdrawals.

Taxable Income Payments may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

Proof of Survivorship

We may require satisfactory proof of survival from time to time, before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled Payment Date.

THE FIXED ACCOUNT

The Fixed Account is backed by assets in NYLIAC’s general account, which includes all of NYLIAC’s assets except those assets specifically allocated to NYLIAC’s separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Interest Crediting

NYLIAC guarantees that it will credit interest at an annual effective rate of at least the minimum guaranteed interest rate stated on the Policy Data Page of your policy to amounts allocated to the Fixed Account under the policies. Please see your Policy’s Data Page for the guaranteed minimum interest rate applicable to your policy. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to amounts allocated to the Fixed Account.

Interest rates will be set on the anniversary of each premium payment. All premium payments allocated to the Fixed Account, plus prior interest earned on such amounts, will receive their applicable interest rate for one- year periods from the anniversary on which the allocation was made.

Transfers Between the Fixed Account and Investment Divisions or an Asset Allocation Model

Generally, you may transfer amounts from the Fixed Account (if applicable) to the Investment Divisions or an available Asset Allocation Model up to 30 days prior to the Annuity Commencement Date, subject to the following conditions.

1.

The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions or an available Asset Allocation Model, including Interest Sweep transfers, during any Policy Year is 20% of the Fixed Account Accumulation Value as of the beginning of each Policy Year.

2.

The minimum amount that you may transfer from the Fixed Account to the Investment Divisions or an available Asset Allocation Model is the lesser of (i) $500 or (ii) 20% of the Fixed Account Accumulation value at the beginning of the Policy Year. Additionally, the remaining value in the Fixed Account must be at least $500. If, after a contemplated transfer, the remaining values in the Fixed Account would be less than $500, that amount must be included in the transfer, unless NYLIAC in its discretion permits otherwise.

Premiums payments transferred from the Fixed Account to the Investment Divisions or an Asset Allocation Model are subject to a Mortality and Expense Risk and Administrative Costs Charge.

We determine amounts transferred from the Fixed Account on a first-in, first-out (FIFO) basis, for purposes of determining the rate at which we credit interest on monies remaining in the Fixed Account.

You must make transfer requests in writing in Good Order and send them to the VPSC at one of the addresses listed in the “CONTACTING NYLIAC” section of this Prospectus, by telephone in accordance with established procedures, or through our online service at www.newyorklife.com. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. You may not make transfers into the Fixed Account.

We will deduct partial withdrawals and apply any surrender charges to the Fixed Account on a FIFO basis (i.e., from any value in the Fixed Account attributable to premium payments or transfers from Investment Divisions or an Asset Allocation Model in the same order in which you allocated such payments or transfers to the Fixed Account during the life of the policy).

THE DCA ADVANTAGE ACCOUNT

Like the Fixed Account, the DCA Advantage Account is also held in NYLIAC’s general account. The DCA Advantage Account is not registered under the federal securities laws. The information contained in the first paragraph under “THE FIXED ACCOUNT” applies equally to the DCA Advantage Account.

NYLIAC will set interest rates in advance for each date on which we may receive a premium payment to the DCA Advantage Account. We will never declare less than the minimum guaranteed interest rate stated on the Policy Data Page of your policy. If you choose to allocate your initial premium payment to the DCA Advantage Account, the initial premium, and any subsequent premium payments we receive for an initial DCA Advantage Account that is already open, will earn interest at the rate in effect on the date you signed your application. If an additional premium payment is allocated to the DCA Account after the duration of the initial account has expired, the DCA Advantage Account will be re-activated and will earn interest at the rate in effect on the Business Day we receive the premium payment.

Interest rates for subsequent premium payments made into the DCA Advantage Account may be different from the rate applied to prior premium payments made into the DCA Advantage Account. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.

The annual effective rate that we declare is credited only to amounts remaining in the DCA Advantage Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA Advantage Account, amounts in the DCA Advantage Account will not achieve the declared annual effective rate. Please note that interest credited under the DCA Advantage Account will exceed the actual investment earnings of NYLIAC less appropriate risk and expense adjustments. Excess interest amounts credited to the DCA Advantage Account will be recovered by fees and charges associated with the Investment Divisions in later Policy Years. The interest credited in later Policy Years may be less than that for the first Policy Year.

FEDERAL TAX MATTERS

Introduction

The following discussion is general and is not intended as tax advice. We issue both Qualified and Non- Qualified Policies. Both types of policies offer tax-deferred accumulation. A Non-Qualified Policy can provide for retirement income other than through a tax-qualified plan. Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403(b), 408, or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments, and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC’s tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a tax adviser before making a premium payment. This discussion is based upon NYLIAC’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

Taxation of Annuities in General

The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policyowner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policyowner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policyowner’s Accumulation Value over the policyowner’s investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax advisor. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The “investment in the contract” generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual’s gross income. For policies issued in connection with qualified plans, the “investment in the contract” can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant’s life and that are paid from TSAs.

Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the “investment in the contract” exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible.

Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the “investment in the contract” will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the “investment in the contract” bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant’s final tax return.

A policyowner may elect to apply a portion of the Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. If a policyowner chooses to partially annuitize a policy, the resulting payments will be taxed as fixed Income Payments described above, only if such payments are received for one of the following periods: (1) the Annuitant’s life (or the lives of the joint Annuitants, if applicable), or (2) a period of 10 years or more. Provided such requirements are met, the “investment in the contract” will be allocated pro rata between each portion of the policy from which amounts are received as an annuity and the portion of the policy from which amounts are not received as an annuity.

In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the policyowner attains age 59 1⁄2, (2) made as a result of the policyowner’s (or, where the policyowner is not an individual, the Annuitant’s) death, (3) made as a result of the policyowner’s disability, (4) which are part of a series of substantially equal periodic payments (at least annually) made for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and his or her designated beneficiary, or (5) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy. For more details regarding this penalty tax and other exemptions that may be applicable, including those related to COVID-19, please consult a tax adviser.

All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policyowner during any calendar year are to be treated as one annuity contract for purposes of determining the extent to which an amount not received as an annuity is includible in an individual’s gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policyowner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one policy or other annuity contract.

A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policyowner, may result in certain income or gift tax consequences to the policyowner. A policyowner contemplating any transfer or assignment of a policy should consult a tax adviser with respect to the potential tax effects of such a transaction.

3.8 Percent Tax on Certain Investment Income

In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012, the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of the policy, distributions or withdrawals from the policy, or the exercise of other rights and features under this annuity contract.

Partial Section 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract or a long-term care insurance policy. The IRS has issued guidance which provides that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a tax-free exchange, provided that no amounts (other than annuity payments made for life or for a term of at least 10 years) are distributed from either contract involved in the exchange for 180 days following the date of the transfer. If a taxpayer takes a distribution during this 180- day waiting period, the IRS guidance provides that the IRS will apply general tax principles to determine the tax treatment of the transfer and/or the distribution (e.g., in appropriate circumstances, as taxable “boot” or as a taxable distribution, effectively negating the tax-free exchange).

This IRS guidance, however, does not address the tax treatment of a partial exchange of an annuity contract for a long-term care insurance policy. Although we believe that taking a distribution or withdrawal from the Contract described in this prospectus within 180 days of a partial exchange of such Contract for a long-term care insurance policy should not cause such prior partial exchange to be treated as taxable, there can be no assurance that the IRS will not expand the 180-day rule described above to partial exchanges of an annuity contract for a long-term care insurance policy, or that the IRS will not provide other guidance with respect to such partial exchanges. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Qualified Policies

Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 219, 403(b), 408, and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1, 1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1⁄2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policyowners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of the policy.

(a) 403(b) Plans.

Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludible from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

Important Information Regarding Final Code Section 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final Code section 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their Code section 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan and/or the written information sharing agreement between the employer and NYLIAC may impose new restrictions on both new and existing Code section 403(b) TSA contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, IRS guidance applicable to tax-free transfers and exchanges of Code section 403(b) TSA contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 previously applicable to such transfers and exchanges (a “90-24 transfer”). Under this guidance, transfers and exchanges (both referred to below as “transfers”) are available only to the extent permitted under the employer’s written Code section 403(b) plan.

Transfers occurring after September 24, 2007 that do not comply with this guidance can result in the applicable contract becoming taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer’s Code section 403(b) plan (other than a transfer to a different plan), and the contract provider and employer fail to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a “failed” transfer, resulting in the applicable contract becoming subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009, by re-transferring to a contract or custodial account that is part of the employer’s Code section 403(b) plan and/or that is subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007, are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to such contracts, and that no additional transfers are made to such contracts on or after September 25, 2007. Further, contracts that are not grandfathered are generally required to be part of, and subject to the requirements of, an employer’s written Code section 403(b) plan no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant’s ability to transfer some or all of a Code section 403(b) TSA contract to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer’s plan.

You should discuss with your tax advisor the final Code section 403(b) regulations and other applicable IRS guidance in order to determine the impact they may have on any existing Code section 403(b) TSA contracts that you may own and/or on any Code section 403(b) TSA contract that you may consider purchasing.

(b) Individual Retirement Annuities.

Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA,” including an employer-sponsored Simplified Employee Pension or “SEP.” Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into IRAs on a tax-deferred basis.

(c) Roth Individual Retirement Annuities.

Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a “Roth Individual Retirement Annuity” or “Roth IRA.” Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Individuals generally may convert their existing non-Roth IRAs into Roth IRAs. Beginning in 2008, a direct rollover may also be made from an eligible retirement plan other than a non-Roth IRA (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) to a Roth IRA provided applicable requirements are met. Such conversions and rollovers will be subject to income tax at the time of conversion or rollover.

(d) Inherited IRAs.

This policy may also be issued as an inherited IRA if, after the death of the owner of an IRA, the named Beneficiary (other than the IRA owner’s spouse) directs that the IRA death proceeds be transferred to a new policy issued as an Inherited IRA. Beginning in 2007, a non-spouse beneficiary of an eligible retirement plan (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) may, if all applicable requirements are met, directly rollover a distribution from such plan into an Inherited IRA. The named Beneficiary of the original IRA policy or eligible retirement plan (as the case may be) will become the Annuitant under the Inherited IRA and may generally exercise all rights under the Inherited IRA policy, including the right to name his or her own Beneficiary in the event of death.

Special tax rules apply to an Inherited IRA. The tax law does not permit additional premiums to be contributed to an Inherited IRA policy. Also, in order to avoid certain income tax penalties, a Required Minimum Distribution (“RMD”) must be withdrawn each year from an inherited IRA policy. The first RMD must be taken on or before December 31 of the calendar year following the year of the original IRA owner’s or eligible retirement plan participants’ death. The penalty tax equals 50% of the excess of the RMD amount over the amounts, if any, actually withdrawn from the Inherited IRA during the calendar year. With respect to IRA owners and defined contribution plan participants who die on or after January 1, 2020, any individual policyowner who is not an “Eligible Designated Beneficiary” must withdraw the entire account value by the end of the tenth year following the year of death. Eligible Designated Beneficiaries may withdraw the account value over their lives or a period not exceeding their life expectancies. Eligible Designated Beneficiaries include spouses, minor children (until they reach the age of majority), someone who is disabled or chronically ill (including certain trusts for the disabled or chronically ill), or an individual not more than 10 years younger than the original IRA owner or plan participant.

(e) SIMPLE IRAs.

SIMPLE IRAs permit certain small employers to establish SIMPLE IRA plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a Simple IRA a percentage of compensation up to $14,000 for 2022 (and thereafter, adjusted for cost-of-living increases in accordance with the Code). Employees who attain age 50 or over by the end of the relevant calendar year may also elect to make an additional catch-up contribution. Such additional contribution may be up to $3,000 for 2022 (and thereafter adjusted for cost-of-living increases in accordance with the Code). The sponsoring employer is generally required to make matching or non- elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, distributions prior to age 59 1⁄2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the SIMPLE IRA plan. All references in this Prospectus to the 10% penalty tax should be read to include this limited 25% penalty tax if your Qualified Policy is used as a SIMPLE IRA.

The Qualified Policies are subject to the RMD rules under Code section 401(a)(9) and the regulations issued thereunder. Under these rules, generally, distributions under your Qualified Policy must begin no later than the beginning date required by the Internal Revenue Service (“IRS”). The beginning date is determined by the type of Qualified Policy that you own. For each calendar year that an RMD is not timely made, a 50% excise tax is imposed on the amount that should have been distributed, but was not.

Unless the distributions are made in the form of an annuity that complies with Code section 401(a)(9) and the regulations issued thereunder, the minimum amount required to be distributed for each calendar year is generally determined by dividing the value of the Qualified Policy as of the end of the prior calendar year by the applicable distribution period (determined under IRS tables).

Beginning in 2006, regulations under Code section 401(a)(9) provide a new method for calculating the amount of RMDs from Qualified Policies. Under these regulations, during the accumulation phase of the Qualified Policy, the actuarial present value of certain additional benefits provided under the policy (such as guaranteed death benefits) must be taken into account in calculating the value of the Qualified Policy for purposes of determining the annual

RMD for the Qualified Policy. As a result, under these regulations, it is possible that, after taking account of the value of such benefits, there may not be sufficient Accumulation Value to satisfy the applicable RMD requirement. This generally will depend on the investment performance of your policy. You may need to satisfy such RMD from other tax-qualified plans that you own. You should consult with your tax advisor regarding these requirements and the implications of purchasing any riders or other benefits in connection with your Qualified Policy.

Taxation of Death Benefits

The tax treatment of amounts distributed from your contract upon the death of the policyowner or Annuitant depends on whether the policyowner or Annuitant dies before or after the Annuity Commencement Date. If death occurs prior to the Annuity Commencement Date, and the Beneficiary receives payments under an annuity payout option, the benefits are generally taxed in the manner described above for annuity payouts. If the benefits are received in a lump sum, they are taxed to the extent they exceed the remaining investment in the contract. If death occurs after the Annuity Commencement Date, amounts received by the Beneficiary are not taxed until they exceed the remaining investment in the contract.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors LLC (“NYLIFE Distributors”), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker-dealer. The firm is an indirect wholly- owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.

The policies are sold by registered representatives of NYLIFE Securities, LLC (“NYLIFE Securities”), a broker- dealer that is an affiliate of NYLIFE Distributors. Your registered representative is also a licensed insurance agent with NYLIAC. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

NYLIFE Securities and in turn your registered representative, receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation will vary depending on the policy, the age of the Owner and whether the source of funds is from an internal exchange. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

The maximum commission and expense allowance paid to NYLIFE Securities registered representatives is typically 5% of all premiums received.

The total commissions paid for New York Life Premium Plus Elite Variable Annuity policies during the fiscal years ended December 31, 2021, 2020, and 2019 were $385,477, $381,681, and $453,484, respectively.

NYLIFE Distributors did not retain any of these commissions. The policies are sold and premium payments are accepted on a continuous basis.

New York Life also has other compensation programs where managers and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

ADDITIONAL INFORMATION ABOUT RISKS

Information System Failures and Cybersecurity Risks

We rely on technology, including digital communications and data storage networks and systems, to conduct our variable product business activities. Because our business, including our variable product business, is highly dependent upon the effective operation of our computer systems (including online service at www.newyorklife.com, and other systems) and those of our service providers and business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures and cyber-attacks/ransomware. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites, and other operational disruption, and unauthorized use, abuse, and/or release of confidential customer information. We have established administrative and technical controls and cybersecurity plans, including a business continuity plan, to identify and protect our operations against system failures and cybersecurity breaches. Despite these controls and plans, systems failures and cyber-attacks/ransomware affecting New York Life Insurance Company and any of its affiliates and other affiliated or unaffiliated third-party administrators, underlying funds, intermediaries, and other service providers and business partners may have a material, negative impact on us and your policy Accumulation Value. For instance, system failures and cyber-attacks/ransomware may (i) interfere with our processing of policy transactions (including surrenders, withdrawals, loans, and transfers) and the processing of orders from www.newyorklife.com, or with the underlying funds or cause other operations issues; (ii) impact our ability to calculate Accumulation Unit Values and your policy’s Accumulation Values; (iii) cause the release, loss, and/or possible destruction of confidential customer and/or business information; (iv) subject us and/or our service providers, business partners, and intermediaries to regulatory fines, litigation, and financial losses, and/or cause us reputational damage. System failures and cybersecurity breaches may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we, or the underlying funds or our service providers and business partners, will be able to avoid these risks at all times or avoid losses affecting your policy due to information systems failures or cyber-attacks/ransomware.

Risks from Serious Infectious Disease Outbreaks

Our ability to administer your policy is subject to certain risks – common to all insurers and financial service providers – that could result from current or future outbreaks of infectious diseases, viruses (including COVID-19), epidemics, or pandemics (“serious infectious disease outbreaks”). Serious infectious diseases may spread rapidly. Serious infectious disease outbreaks – and general concerns about the course and effects of such outbreaks – not only raise serious health concerns, but may significantly disrupt economic activity in the U.S. and globally. The effects of a serious infectious disease outbreak may be short-term or last for extended time periods.

Our business activity and operations, and/or the activities and operations of our service providers and business partners, could be adversely affected or interrupted by serious infectious disease outbreaks. In order to mitigate the possible effects of these types of events, NYLIAC has established business continuity and disaster recovery plans. These plans may, for example, require our employees to work and access our information technology, communications, or other systems remotely. Notwithstanding these plans, a serious infectious disease outbreak and public health measures taken by government officials to combat an outbreak – may have a material, adverse effect on us, our ability to administer your policy, and your policy Accumulation Value. For example, a serious infectious disease outbreak or public health measures implemented to combat it may adversely affect our business and operations by(i)interfering with our processing of policy transactions (including surrenders, withdrawals, loans, and transfers) and the processing of orders from online service requests at www.newyorklife.com or with the underlying funds or cause other operational issues; (ii) delaying or interrupting our receipt of pricing or other services provided by third parties, thereby affecting, among other things, our ability to calculate accumulation unit values and policy cash values or to administer policy transactions dependent on systems and services provided by third parties; (iii) preventing our workforce from being able to be physically present at one or more of our worksites or from traveling to alternative worksites needed to implement our business continuity and disaster recovery plans, thereby resulting in lengthy interruptions of service; or (iv) subjecting us and/or our service providers, business partners, and intermediaries to regulatory fines, litigation, financial losses, and/or cause us reputational damage. In addition, our operations require experienced professional staff. Loss of a substantial number of such persons or an inability to provide properly equipped places for them to work may disrupt our operations and adversely affect our business. Serious infectious disease outbreaks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy’s Accumulation Value to decrease in value. Serious infectious disease outbreaks may also affect market interest rates, which may affect the interest crediting rates we may declare on the Fixed Account under your policy (subject to the guaranteed minimum interest crediting rate). There can be no assurance that we, the underlying funds, the companies in which they invest, or our services providers and business partners will be able to avoid these risks at all times or avoid losses affecting your policy due to serious infectious disease.

VOTING RIGHTS

The Portfolios are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. Based on our current interpretation of applicable law, NYLIAC will vote the Portfolio shares held in the Investment Divisions at special shareholder meetings of the Portfolios in accordance with instructions we receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC’s present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Portfolio shares in its own right, we may elect to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Investment Divisions or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available Investment Divisions, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard policyowner voting instructions, we will advise policyowners of our action and the reasons for such action in the next available annual or semi-annual report.

Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

We will determine the number of votes of the Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written or electronic communication prior to such meeting in accordance with procedures established by the relevant Fund.

If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. Any shares owned by NYLIAC and its affiliates will also be voted proportionately in accordance with those instructions. As a result, a small number of policyowners may control the outcome of the vote. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Portfolio.

FINANCIAL STATEMENTS

The statutory statements of financial position of NYLIAC as of December 31, 2021 and 2020, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2021 (including the report of the independent registered public accounting firm) and each of the Investment Divisions of the Separate Account’s statement of assets and liabilities as of December 31, 2021, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are incorporated by reference in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

APPENDIX 1

INFORMATION REGARDING SINGLE PREMIUM POLICIES

Prospectus Dated May 1, 2022

NYLIAC offered an individual single premium version of the New York Life Premium Plus Elite Variable Annuity policies in Alabama, Illinois, Kentucky, Massachusetts, Minnesota, New Jersey, New York, Oregon, Pennsylvania, South Carolina, Utah and Washington. This Appendix modifies the May 1, 2022 Prospectus for the policies to describe the single premium version of the policies.

All capitalized terms have the same meaning as those in the Prospectus.

The principal differences between the single premium version and the flexible premium version of the policies are as follows. Under the single premium policies:

1)	You can only make one premium payment;

2)	There is a different surrender charge schedule; and

3)	The minimum premium payment is $5,000 for both Qualified and Non-Qualified policies. Accordingly, for single premium policies, the prospectus is amended in the following respects:

I. SINGLE PREMIUM ONLY

When reading this Appendix together with the Prospectus, keep in mind that only one premium payment was permitted under the single premium policies. Exceptions to this rule apply only in cases where part of your purchase payment is funded from another source, such as 1035 exchange, rollover, or transfer from an institution. In such cases, we may receive parts of your purchase payment on different business days.

Accordingly, except in the circumstances described above, all references throughout the prospectus to premium payments in the plural should be read to mean the singular. Further, references to allocations of premium payments should be read to mean an allocation of the premium or any portion thereof. Naturally, any features or services that relate to multiple premium payments are not applicable to the single premium policy.

Replace all references to “Payment Year” throughout the Prospectus with “Policy Year,” and delete the definition of “Payment Year.”

II. SURRENDER CHARGE

Under the single premium policies, the surrender charge is as follows:

Payment Year	Surrender Charge
1	8%
2	8%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9	1%
10	1%
11+	0%

Therefore, all references in the prospectus to the surrender charge, such as in the “TABLE OF FEES AND EXPENSES” and under “CHARGES AND DEDUCTIONS—AMOUNT OF SURRENDER CHARGE,” are modified accordingly. Please remember this Appendix lowers only the surrender charge for the single premium version of the policies. All other fees and charges described in the prospectus remain unchanged.

Appendix 1-1

Also, as a result of the lower surrender charge under the single premium policies, the examples on page [17] are replaced with the following examples:

These Examples assume that you invest $100,000 in the policy for the time periods indicated. The Examples also assumes that your investment has a 5% return each year, and assumes the most expensive combination of Base Contract Charges, Annual Portfolio Expenses and optional benefits for an additional charge. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Years
	1 yr	3 yr	5 yr	10 yr
If you surrender your policy at the end of the applicable time period:	$12,282.46	$21,630.18	$30,047.30	$51,971.57
If you annuitize at the end of the applicable time period:	$12,282.46	$15,322.32	$25,544.98	$51,971.57
If you do not surrender your policy:	$5,089.63	$15,322.32	$25,544.98	$51,971.57

Appendix 1-2

APPENDIX 2

Portfolios Available Under the Policy

The following is a list of Portfolios available under the policy, which is subject to change, as discussed in the prospectus. You can find the prospectuses and other information about the Portfolios online at https://dfinview.com/ NewYorkLife/TAHD/premiumpluselite. You can also request this information at no cost by calling the VPSC at 1-800-598-2019 or by sending an email request with your name and mailing address to PremiumPlusEliteProspectus@newyorklife.com.

You may allocate your premium payments or other Accumulation Value to up to 18 different Investment Divisions at any one time in addition to the Fixed Account or the DCA Advantage Account.

The current expenses and performance information below reflects fees and expenses of the Portfolios but does not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

			Average Annual Total Returns
	Portfolio Adviser/Sub–adviser	Current Expenses*	(as of 12/31/21)
Type			1 year	5 year	10 year
Large Cap Equity	MainStay VP American Century Sustainable Equity (formerly MainStay VP T. Rowe Price Equity Income) — Service Class Adviser: New York Life Investment Management LLC (“New York Life Investments”) / Subadviser: American Century Investment Management Inc.	0.92%	25.18%	10.73%	N/A
Asset Allocation	MainStay VP Balanced — Service Class Adviser: New York Life Investments / Subadviser: NYL Investors LLC (“NYL Investors”) and Wellington Management Company LLP (“Wellington”)	0.96%	17.00%	8.27%	9.12%
Investment Grade Bond	MainStay VP Bond — Service Class Adviser: New York Life Investments / Subadviser: NYL Investors	0.78%	(1.62)%	3.36%	2.77%
International/Global Equity	MainStay VP Candriam Emerging Markets Equity — Service Class+ Adviser: New York Life Investments / Subadviser: Candriam Belgium S.A.	1.39%	(2.25)%	10.69%	N/A
Sector	MainStay VP CBRE Global Infrastructure — Service Class Adviser: New York Life Investments / Subadviser: CBRE Clarion Securities, LLC	1.20%	15.00%	(3.99)%	N/A

Appendix 2-1

			Average Annual Total Returns
	Portfolio Adviser/Sub–adviser	Current Expenses*	(as of 12/31/21)
Type			1 year	5 year	10 year
Asset Allocation	MainStay VP Conservative Allocation — Service Class Adviser: New York Life Investments	0.73%	6.86%	6.79%	6.50%
Large Cap Equity	MainStay VP Epoch U.S. Equity Yield — Service Class Adviser: New York Life Investments / Subadviser: Epoch Investment Partners, Inc. (“Epoch”)	0.93%	22.58%	11.14%	10.73%
Asset Allocation	MainStay VP Equity Allocation — Service Class Adviser: New York Life Investments	0.85%	19.86%	12.72%	11.49%
Sector	MainStay VP Fidelity Institutional AM® Utilities — Service Class Adviser: New York Life Investments / Subadviser: FIAM LLC (“FIAM”)	0.91%	16.95%	10.46%	N/A
Non–Investment Grade Bond	MainStay VP Floating Rate — Service Class Adviser: New York Life Investments / Subadviser: NYL Investors	0.89%	3.50%	3.41%	3.68%
Asset Allocation	MainStay VP Growth Allocation — Service Class Adviser: New York Life Investments	0.83%	15.72%	10.72%	10.05%
Asset Allocation	MainStay VP Income Builder — Service Class Adviser: New York Life Investments / Subadvisers: Epoch and MacKay Shields LLC (“MacKay”)	0.86%	10.24%	8.22%	8.57%
Alternatives	MainStay VP IQ Hedge Multi-Strategy — Service Class Adviser: New York Life Investments / Subadviser: IndexIQ Advisors LLC (“IndexIQ”)	1.19%	(0.83)%	0.84%	N/A
Asset Allocation	MainStay VP Janus Henderson Balanced — Service Class Adviser: New York Life Investments / Subadviser: Janus Henderson Investors US LLC (“Janus Henderson”)	0.82%	17.06%	14.12%	N/A

Appendix 2-2

			Average Annual Total Returns
	Portfolio Adviser/Sub–adviser	Current Expenses*	(as of 12/31/21)
Type			1 year	5 year	10 year
Non–Investment Grade Bond	MainStay VP MacKay Convertible — Service Class Adviser: New York Life Investments / Subadviser: MacKay	0.81%	8.98%	14.49%	12.24%
Investment Grade Bond	MainStay VP MacKay Government — Service Class Adviser: New York Life Investments / Subadviser: MacKay	0.80%	(1.74)%	1.90%	1.58%
Non–Investment Grade Bond	MainStay VP MacKay High Yield Corporate Bond — Service Class Adviser: New York Life Investments / Subadviser: MacKay	0.83%	5.25%	5.54%	6.18%
International/Global Equity	MainStay VP MacKay International Equity — Service Class Adviser: New York Life Investments / Subadviser: MacKay	1.18%	11.96%	14.42%	10.10%
Non–Investment Grade Bond	MainStay VP MacKay Strategic Bond — Service Class Adviser: New York Life Investments / Subadviser: MacKay	0.87%	1.71%	3.45%	4.02%
Asset Allocation	MainStay VP Moderate Allocation — Service Class Adviser: New York Life Investments	0.76%	11.10%	8.86%	8.29%
Sector	MainStay VP Natural Resources — Initial Class Adviser: New York Life Investments / Subadviser: Newton Investment Management North America, LLC (“NIMNA”)	0.85%	38.02%	4.05%	(0.43)%
Investment Grade Bond	MainStay VP PIMCO Real Return — Service Class Adviser: New York Life Investments / Subadviser: Pacific Investment Management Company LLC	0.80%	5.12%	5.01%	N/A

Appendix 2-3

			Average Annual Total Returns
	Portfolio Adviser/Sub–adviser	Current Expenses*	(as of 12/31/21)
Type			1 year	5 year	10 year
Large Cap Equity	MainStay VP S&P 500 Index (formerly MainStay VP MacKay S&P 500 Index) — Service Class Adviser: New York Life Investments / Subadviser: IndexIQ	0.37%	28.23%	17.98%	15.99%
Small/Mid Cap Equity	MainStay VP Small Cap Growth — Service Class Adviser: New York Life Investments / Subadvisers: Brown Advisory, LLC and Segall Bryant & Hamill, LLC	1.09%	10.03%	16.56%	12.16%
Money Market	MainStay VP U.S. Government Money Market — Initial Class Adviser: New York Life Investments / Subadviser: NYL Investors	0.28%	0.01%	0.77%	0.39%
Large Cap Equity	MainStay VP Wellington Growth — Service Class+ Adviser: New York Life Investments / Subadviser: Wellington	0.98%	19.45%	20.50%	14.96%
Small/Mid Cap Equity	MainStay VP Wellington Mid Cap — Service Class Adviser: New York Life Investments / Subadviser: Wellington	1.11%	19.70%	11.19%	13.13%
Small/Mid Cap Equity	MainStay VP Wellington Small Cap — Service Class Adviser: New York Life Investments / Subadviser: Wellington	0.99%	17.73%	7.92%	N/A
Large Cap Equity	MainStay VP Wellington U.S. Equity — Service Class Adviser: New York Life Investments / Subadviser: Wellington	0.83%	28.46%	16.49%	15.51%
Large Cap Equity	MainStay VP Winslow Large Cap Growth — Service Class Adviser: New York Life Investments / Subadviser: Winslow Capital Management, LLC	0.99%	24.20%	25.32%	18.39%

Appendix 2-4

			Average Annual Total Returns
	Portfolio Adviser/Sub–adviser	Current Expenses*	(as of 12/31/21)
Type			1 year	5 year	10 year
Large Cap Equity	AB VPS Growth and Income Portfolio — Class B Adviser: AllianceBernstein L.P.	0.84%	27.84%	12.58%	13.39%
Asset Allocation	American Funds IS Asset Allocation Fund — Class 4 Adviser: Capital Research and Management CompanySM (“CRMC”)	0.80%	14.84%	11.43%	11.10%
Investment Grade Bond	American Funds IS The Bond Fund of America® — Class 4 Adviser: CRMC	0.70%	(0.59)%	3.96%	3.02%
International/Global Equity	American Funds IS Global Small Capitalization Fund — Class 4 Adviser: CRMC	1.15%	6.43%	15.16%	12.24%
Large Cap Equity	American Funds IS Growth Fund — Class 4 Adviser: CRMC	0.85%	21.69%	25.12%	19.44%
International/Global Equity	American Funds IS New World Fund® — Class 4 Adviser: CRMC	1.07%	4.63%	12.96%	8.41%
Large Cap Equity	American Funds IS Washington Mutual Investors FundSM — Class 4 Adviser: CRMC	0.77%	27.51%	12.22%	13.53%
Asset Allocation	BlackRock® Global Allocation V.I. Fund — Class III Adviser: BlackRock Advisors, LLC (“BlackRock”) / Subadviser: BlackRock (Singapore) Limited	1.00%	6.42%	9.71%	7.68%
Non–Investment Grade Bond	BlackRock® High Yield V.I. Fund — Class III Adviser: BlackRock / Subadviser: BlackRock International Limited	0.81%	5.23%	6.11%	6.14%
Sector	BNY Mellon IP Technology Growth Portfolio — Service Shares Adviser: BNY Mellon Investment Adviser, Inc. / Subadviser: NIMNA	1.03%	12.64%	27.50%	19.76%

Appendix 2-5

			Average Annual Total Returns
	Portfolio Adviser/Sub–adviser	Current Expenses*	(as of 12/31/21)
Type			1 year	5 year	10 year
Large Cap Equity	BNY Mellon Sustainable U.S. Equity Portfolio — Service Shares Adviser: BNY Mellon Investment Adviser, Inc. / Subadviser: Newton Investment Management Limited	0.92%	26.68%	18.20%	15.30%
Large Cap Equity	ClearBridge Variable Appreciation Portfolio — Class II Adviser: Legg Mason Partners Fund Advisor, LLC (“LMPFA”) / Subadviser: ClearBridge Investments, LLC	0.97%	23.34%	16.41%	N/A
Sector	Columbia Variable Portfolio — Commodity Strategy Fund — Class 2++ Adviser: Columbia Management Investment Advisers, LLC (“Columbia”) / Subadviser: Threadneedle International Limited	1.00%	32.01%	4.11%	N/A
Non–Investment Grade Bond	Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2 Adviser: Columbia	1.01%	(2.45)%	3.92%	N/A
Investment Grade Bond	Columbia Variable Portfolio — Intermediate Bond Fund — Class 2 Adviser: Columbia	0.74%	(0.49)%	4.80%	3.82%
Small/Mid Cap Equity	Columbia Variable Portfolio — Small Cap Value Fund — Class 2 Adviser: Columbia	1.22%	28.80%	9.56%	11.67%
Small/Mid Cap Equity	Delaware VIP® Small Cap Value Series — Service Class Adviser: Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)	1.05%	34.01%	9.22%	11.78%
Alternatives	DWS Alternative Asset Allocation VIP — Class B Adviser: DWS Investment Management Americas Inc. / Subadviser: RREEF America LLC	1.26%	12.35%	5.59%	3.89%

Appendix 2-6

			Average Annual Total Returns
	Portfolio Adviser/Sub–adviser	Current Expenses*	(as of 12/31/21)
Type			1 year	5 year	10 year
Investment Grade Bond	Fidelity® VIP Bond Index Portfolio — Service Class 2 Adviser: Fidelity Management & Research Company LLC (“FMR”) / Subadvisers: Other investment advisers	0.39%	(2.24)%	N/A	N/A
Large Cap Equity	Fidelity® VIP ContrafundSM Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.85%	27.51%	19.87%	16.35%
International/Global Equity	Fidelity® VIP Emerging Markets Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	1.16%	(2.41)%	14.71%	8.17%
Large Cap Equity	Fidelity® VIP Equity-Income PortfolioSM — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.76%	24.60%	11.68%	12.26%
Asset Allocation	Fidelity® VIP FundsManager® 60% Portfolio — Service Class Adviser: FMR	0.75%	12.34%	11.27%	9.60%
Large Cap Equity	Fidelity® VIP Growth Opportunities Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.88%	11.68%	31.77%	22.64%
Sector	Fidelity® VIP Health Care Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.88%	11.45%	N/A	N/A
International/Global Equity	Fidelity® VIP International Index Portfolio — Service Class 2 Adviser: FMR / Subadviser: Geode Capital Management, LLC	0.42%	7.48%	N/A	N/A
Investment Grade Bond	Fidelity® VIP Investment Grade Bond Portfolio — Service Class 2 Adviser: FMR / Other investment advisers	0.64%	(0.90)%	4.08%	3.29%

Appendix 2-7

			Average Annual Total Returns
	Portfolio Adviser/Sub–adviser	Current Expenses*	(as of 12/31/21)
Type			1 year	5 year	10 year
Small/Mid Cap Equity	Fidelity® VIP Mid Cap Portfolio — Service Class 2 Adviser: FMR / Subadvisers: Other investment advisers	0.86%	25.31%	13.32%	13.00%
Asset Allocation	Franklin Templeton Aggressive Model Portfolio — Class II Adviser: LMPFA / Subadviser: Franklin Advisers, Inc. (“Franklin Advisers”)	0.93%	19.51%	N/A	N/A
Asset Allocation	Franklin Templeton Moderately Aggressive Model Portfolio — Class II Adviser: LMPFA / Subadviser: Franklin Advisers	0.88%	14.56%	N/A	N/A
Asset Allocation	Franklin Templeton Moderate Model Portfolio — Class II Adviser: LMPFA / Subadviser: Franklin Advisers	0.86%	12.30%	N/A	N/A
Asset Allocation	Franklin Templeton Moderately Conservative Model Portfolio — Class II Adviser: LMPFA / Subadviser: Franklin Advisers	0.89%	8.96%	N/A	N/A
Asset Allocation	Franklin Templeton Conservative Model Portfolio — Class II Adviser: LMPFA / Subadviser: Franklin Advisers	0.92%	4.71%	N/A	N/A
International/Global Equity	Invesco V.I. EQV International Equity Fund (formerly Invesco V.I. International Growth Fund) — Series II Shares Adviser: Invesco Advisers, Inc. (“Invesco”)	1.14%	5.61%	9.90%	7.82%
Small/Mid Cap Equity	Invesco V.I. Main Street Small Cap Fund® — Series II Shares Adviser: Invesco	1.09%	22.26%	13.46%	14.40%
Small/Mid Cap Equity	Janus Henderson Enterprise Portfolio — Service Shares Adviser: Janus Henderson	0.96%	16.54%	18.84%	16.93%
International/Global Equity	Janus Henderson Global Research Portfolio — Service Shares Adviser: Janus Henderson	1.02%	17.80%	16.41%	13.31%

Appendix 2-8

			Average Annual Total Returns
	Portfolio Adviser/Sub–adviser	Current Expenses*	(as of 12/31/21)
Type			1 year	5 year	10 year
International Equity	MFS® International Intrinsic Value Portfolio — Service Class Adviser: Massachusetts Financial Services Company (“MFS”)	1.14%	10.28%	13.78%	12.16%
Large Cap Equity	MFS® Investors Trust Series — Service Class Adviser: MFS	1.03%	26.51%	16.95%	15.17%
Mid Cap Equity	MFS® Mid Cap Value Portfolio — Service Class Adviser: MFS	1.04%	30.60%	12.15%	13.31%
International/Global Equity	MFS® Research International Portfolio — Service Class Adviser: MFS	1.20%	11.27%	11.90%	8.11%
Large Cap Equity	MFS® Research Series — Service Class Adviser: MFS	1.03%	24.51%	17.65%	15.35%
Sector	Morgan Stanley VIF U.S. Real Estate Portfolio — Class II Adviser: Morgan Stanley Investment Management Inc.	1.07%	39.44%	5.37%	7.94%
Small/Mid Cap Equity	Neuberger Berman AMT Mid Cap Growth Portfolio — Class S Adviser: Neuberger Berman Investment Advisers LLC	1.10%	12.72%	19.42%	15.06%
Investment Grade Bond	PIMCO VIT Income Portfolio — Advisor Class Adviser: Pacific Investment Management Company LLC (“PIMCO”)	0.92%	1.89%	4.95%	N/A
Investment Grade Bond	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class Adviser: PIMCO	1.01%	(2.05)%	2.95%	N/A
Investment Grade Bond	PIMCO VIT Low Duration Portfolio — Advisor Class Adviser: PIMCO	0.75%	(1.03)%	1.44%	1.49%

Appendix 2-9

			Average Annual Total Returns
	Portfolio Adviser/Sub–adviser	Current Expenses*	(as of 12/31/21)
Type			1 year	5 year	10 year
Investment Grade Bond	PIMCO VIT Total Return Portfolio — Advisor Class Adviser: PIMCO	0.75%	(1.36)%	3.83%	3.33%
Investment Grade Bond	Western Asset Core Plus VIT Portfolio — Class II Adviser: LMPFA / Subadvisers: Western Asset Management Company, LLC; Western Asset Management Company Limited in London; Western Asset Management Company Pte. Ltd. in Singapore; and Western Asset Management Company Ltd. in Japan	0.78%	(2.19)%	4.18%	N/A

*

Current Expenses take into account expense reimbursement or fee waiver arrangements in place that are expected to continue through April 30, 2023 and may be terminated at any time thereafter at the option of the Fund. Annual expenses for the Portfolio for the year ended December 31, 2021 reflect temporary fee reductions under such an arrangement.

+

Closed for policyowners who were not invested in the Investment Division on November 13, 2017, and closed for other policyowners if all your Accumulation Value is removed from the Investment Division on or after November 13, 2017.

++

Closed for policyowners who were not invested in the Investment Division on November 23, 2020, and closed for other policyowners if all your Accumulation Value is removed from the Investment Division on or after November 23, 2020.

Appendix 2-10

BACK COVER PAGE

The Statement of Additional Information (SAI) dated May 1, 2022 contains more information about the policies and the Separate Account. The SAI has been filed with the SEC and is incorporated by reference into this Summary Prospectus. The SAI is posted on our website, https://dfinview.com/NewYorkLife/TAHD/premiumpluselite. For a free paper copy of the SAI, to request other information about the policies, and to make investor inquiries call us at (800) 598-2019 or write to us at NYLIAC Variable Product Service Center, Madison Square Station, P.O. Box 922, New York, NY 10159.

Reports and other information about the Separate Account are available on the SEC’s website at https://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Separate Account IV EDGAR contract identifier #C000025715

Statement of Additional Information
May 1, 2022
for
New York Life Premium Plus Elite Variable Annuity
From
New York Life Insurance and Annuity Corporation
(a Delaware Corporation)
51 Madison Avenue,
New York, New York 10010
Investing in
NYLIAC Variable Annuity Separate Account-IV
This Statement of Additional Information (“SAI”) is not a prospectus. This SAI contains information that expands upon subjects discussed in the current New York Life Premium Plus Elite Variable Annuity Prospectus. You should read the SAI in conjunction with the current New York Life Premium Plus Elite Variable Annuity Prospectus dated May 1, 2022. You may obtain a copy of the Prospectus by calling New York Life Insurance and Annuity Corporation (“NYLIAC”) at (800) 598-2019 or writing to NYLIAC at Madison Square Station, P.O. Box 922, New York, NY 10159. Terms used but not defined in this SAI have the same meaning as in the current New York Life Premium Plus Elite Variable Annuity Prospectus.
Table of Contents

General Information and History

New York Life Insurance and Annuity Corporation
New York Life Insurance and Annuity Corporation (“NYLIAC”) is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in this SAI, NYLIAC offers life insurance policies and other annuities.
NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company, a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $183.1 billion at the end of 2021. New York Life Insurance Company has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.
The Separate Account
Separate Account-IV was established on June 10, 2003, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940. This registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Separate Account. Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from our other assets. The Separate Accounts’ assets are not chargeable with liabilities incurred in any of NYLIAC’s other business operations (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or charged against the assets of the Separate Account without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the Fixed Account, the DCA Advantage Account and any other separate account of NYLIAC.
The Policies

The following provides additional information about the policies and supplements the description in the Prospectus.
Valuation of Accumulation Units
Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the “Net Investment Factor” for that Investment Division for the current Business Day.
We determine the Net Investment Factor for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the “Valuation Period”) by the following formula:
In each case, the Net Investment Factor for Premium Based M&E Charge (Separate Account-IV) policies is determined by the following formula:
(a/b)
Where:	a	=	the result of:
(1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus
(2)
the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation
Period;

	b	=	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period.
In each case, the Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.
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Additional information about risks (Non-Principal Risks)

Geopolitical Risks
Geopolitical events, such as the Ukrainian war, have increased market and liquidity volatility and have caused sanctions, trading suspensions and closures. The sanctions include legal, regulatory, currency and economic risks, and additional sanctions may be imposed in the future. The Ukrainian war has had a devastating effect on the Ukrainian and Russian economies, which have expanded to the European economy and worldwide. Certain economic sectors may be particularly affected, including but not limited to, financials, energy, metals and mining, engineering and defense and defense-related materials sectors. The duration of the war and the economic effects cannot be known. Such events, and other related events, could have a serious negative impact on, among other things, the performance, liquidity and valuation of investments in the Portfolios you choose. In light of these developments, your premium and Accumulation Value allocation choices should be consistent with your personal investment objective and your risk tolerance. Consult each Fund’s prospectus, statement of additional information, and annual and semi-annual reports for more information on these geopolitical risks.
Annuity Payments (The Income Phase)

Unless you instruct us otherwise, we will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant’s survivorship as a condition for future payments beyond the 10-year guaranteed payment period.
On the Annuity Commencement Date, We will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of each monthly annuity payment.
General Matters

Non-Participating.The policies are non-participating. Dividends are not paid.
Misstatement of Age or Gender.If the Annuitant’s stated age and/or gender in the policy are incorrect,NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and gender. Gender is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See “Income Payments—Election of Income Payment Options” in the Prospectus.) If we made payments based on incorrect age or gender, we will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 1.0% per year, from the date of the wrong payment to the date the adjustment is made.
Assignments.If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign your interest in a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Owner’s lifetime. In order to effect an assignment of all or any part of your interest in a Non-Qualified Policy prior to the Annuity Commencement Date and during the Owner’s lifetime, you must send a duly executed instrument of assignment to the NYLIAC Variable Products Service Center at one of the addresses listed in the “CONTACTING NYLIAC” section of the Prospectus. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment in Good Order. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See “Federal Tax Matters—Taxation of Annuities in General” of the Prospectus.)
Modification.NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.
Incontestability.We rely on statements made in the application or a Policy Request. They are representations, not warranties.We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.
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Federal Tax Matters

Taxation of New York Life Insurance and Annuity Corporation
NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.
Tax Status of the Policies
Section 817(h) of the Code requires that the investments of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.
To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.
Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.
The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policyowner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policyowner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policyowner’s death; and (b) if any policyowner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policyowner’s date of death. For policies owned by a grantor trust, these distribution requirements apply at the death of any Annuitant. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policyowner’s death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policyowner’s surviving spouse (as defined under Federal law), the Policy may be continued with the surviving spouse as the new policyowner. If the policyowner is not a natural person, these “death of Owner” rules apply when the primary Annuitant dies or is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.
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Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.
Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient’s election if the recipient fails to supply NYLIAC with a “TIN” or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.
Under the Foreign Account Tax Compliance Act ("FATCA"), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30 percent rate on certain payments beginning July 1, 2014.
Safekeeping Of Separate Account Assets

NYLIAC holds title to assets of the Separate Account. The assets are kept physically segregated and held separate and apart from NYLIAC’s general corporate assets. Records are maintained of all purchases and redemptions of Portfolio shares held by each of the Investment Divisions.
State Regulation

NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.
In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.
Records and Reports

NYLIAC maintains all records and accounts relating to the Separate Account. If you believe a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. It is important that you review your confirmation and quarterly statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the statement in question.
It is important that you inform NYLIAC of an address change so that you can receive these policy statements (See the “CONTACTING NYLIAC” section of the Prospectus). In the event your statement is returned from the U.S. Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.
As previously required by the federal securities laws, NYLIAC has been mailing to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information regarding the Portfolios required under the federal securities laws or by any other applicable law or regulation. However, Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports of the funds described herein will no longer be sent by mail, unless you specifically request paper copies of the reports from the NYLIAC Variable Products Service Center. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from NYLIAC electronically by contacting the NYLIAC Variable Products Service Center.
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You may elect to receive all future reports in paper free of charge. You can inform NYLIAC that you wish to continue receiving paper copies of your shareholder reports by contacting the NYLIAC Variable Products Service Center. Your election to receive reports in paper will apply to all Portfolios described herein.
Legal Proceedings

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities laws) and/or other operations. Some of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.
Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.
Financial Statements

The statutory financial statements of NYLIAC as of December 31, 2021 and 2020, and for each of the three years in the period ended December 31, 2021 incorporated in this SAI by reference to the report on Form N-VPFS dated April 5, 2022 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The financial statements of each of the investment divisions of the Separate Account as of December 31, 2021 and for each of the periods indicated in the Financial Statements incorporated in this SAI by reference to the report on Form N-VPFS dated April 5, 2022 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
For Policies investing in NYLIAC Variable Annuity Separate Account—IV:
Audited Statutory Financial Statements of NYLIAC as of December 31, 2021 and 2020 and for each of the three years in the period ended December 31, 2021 — previously filed on Form N-VPFS for NYLIAC Variable Annuity Separate Account—IV (File No. 811-21397), filed on April 5, 2022 are incorporated herein by reference.
Financial Statements of the Separate Account as of December 31, 2021 and for each of the periods as indicated in those Financial Statements — previously filed on Form N-VPFS for NYLIAC Variable Annuity Separate Account—IV (File No. 811-21397), filed on April 5, 2022 are incorporated herein by reference.
Other Information

NYLIAC filed a Registration Statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in the Prospectus and this SAI. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this SAI. For more information, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission’s website at www.sec.gov.
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Appendix 1
INFORMATION REGARDING SINGLE PREMIUM POLICIES
Dated May 1, 2022
NYLIAC offers an individual single premium version of the policy in some states. This Appendix modifies the May 1, 2022 Statement of Additional Information (“SAI”) for the policies that describe the single premium version of the Policies.
When reading this Appendix together with the SAI, keep in mind that only one premium payment is permitted under the single premium policies and only one Premium Credit and/or Breakpoint Credit (if applicable) will be credited to such premium payment. Exceptions to this rule apply only in cases where part of your purchase payment is funded from another source, such as a 1035 exchange, rollover, or transfer from an institution. In such cases, we may receive parts of your purchase payment on different Business Days.
Accordingly, except in the circumstances described above, all references throughout the SAI to premium payments in the plural (and any Premium Credits and Breakpoint Credits (if applicable) thereon) should be read to mean the singular. Naturally, any features or services that relate to multiple premium payments are not applicable to the single premium policy.
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PART C. OTHER INFORMATION
ITEM 27. EXHIBITS
(a)	Board of Directors Resolution.
(a)(1)
Resolution of the Board of Directors of New York Life Insurance and Annuity Corporation (“NYLIAC”)
authorizing the establishment of the Separate Account — Previously filed in accordance with Regulation S-T,
17 CFR 232.102(e) as Exhibit (1) to the Initial Registration Statement on Form N-4 for NYLIAC Variable
Annuity Separate Account — IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(b)	Custodian Agreements. Not applicable.
(c)	Underwriting Contracts.
(c)(1)
Distribution Agreement between NYLIFE Securities Inc. and NYLIAC - Previously filed as Exhibit (3)(a) to
Post- Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate
Account-I (File No. 2-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
Exhibit (3)(a)(1) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC
Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

(c)(2)
Distribution Agreement between NYLIFE Distributors, Inc. and NYLIAC – Previously filed in accordance with
Regulation S-T, 17 CFR 232.102(e) as Exhibit 3(b) to Post-Effective Amendment No. 1 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed on
4/18/96 and incorporated herein by reference.

(c)(3)
Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and
Annuity Corporation and NYLIFE Distributors LLC - Previously filed in accordance with Regulation S-T, 17
CFR 232.102(e) as Exhibit (c)(3) to Post-Effective Amendment No. 16 on Form N-6 for NYLIAC Corporate
Sponsored Variable Universal Life Separate Account-I (File No. 333-4830 0), filed 8/15/06 and incorporated herein by reference.

(c)(4)
Amendment to Distribution and Underwriting Agreement between New York Life Insurance and Annuity
Corporation and NYLIFE Distributors LLC, effective as of March 6, 2015 - Previously filed in accordance with
Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(g)(1) to Post-Effective Amendment No. 38 to the
registration statement on Form N-4 for NYLIAC MFA Separate Account-I (File No. 002-86083), filed 4/14/15 and incorporated herein by reference.

(d)	Contracts.
(d)(1)
Specimen Policy for LifeStages Elite Variable Annuity and MainStay Elite Variable Annuity (No. 203-193) —
Previously filed in accordance with Regulation S-T, 17 CFR 232. 102(e) as Specimen Policy for LifeStages
Elite Variable Annuity Exhibit (4)(b) to the Initial Registration Statement on Form N-4 for NYLIAC Variable
Annuity Separate Account-IV (File No.333-106806), filed 7/3/03 and incorporated herein by reference.

(d)(2)
Specimen Policy for LifeStages Premium Plus Elite Variable Annuity (204-193) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(i) to Post-Effective Amendment No. 3 to
the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-IV (File
No. 333-106806), filed 8/26/04 and incorporated herein by reference.

(d)(3)
Enhanced Spousal Continuance Rider — Previously filed in accordance with Regulation S-T, 17 CFR
232.102(e) as Exhibit (4)(b) to Post-Effective Amendment No. 4 to the registration statement on Form N-4 for
NYLIAC Variable Annuity Separate Account - III (File No. 333-8053 5), filed 7/13/01 and incorporated herein by reference.

(d)(4)
Annual Death Benefit Reset Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e)
as Exhibit (4)(c) to the Initial Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate
Account - IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(d)(5)
Enhanced Beneficiary Benefit Rider — Previously filed in accordance with Regulation S-T, 17 CFR
232.102(e) as Exhibit (4)(d) to the Initial Registration Statement on Form N-4 for NYLIAC Variable Annuity
Separate Account - IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(d)(6)
Investment Protection Plan Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e)
as Exhibit (4)(b) to Post-Effective Amendment No. 6 to the registration statement on Form N-4 for NYLIAC
Variable Annuity Separate Account - III (File No. 033-87382), filed 2/18/99 and incorporated herein by reference.

(d)(7)
Unemployment Benefit Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
Exhibit (4)(f) to the Initial Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate
Account - IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(d)(8)
UPromise Account Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
Exhibit (4)(g) to the Initial Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate
Account - IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(d)(9)
Living Needs Benefit Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
Exhibit (4)(h) to the Initial Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate
Account - IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(d)(10)
Living Needs Benefit/Unemployment Rider — Previously filed in accordance with Regulation S-T, 17 CFR
232.102(e) as Exhibit (4)(c) to Post-Effective Amendment No. 17 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 333-8053 5), filed 4/14/10 and incorporated herein by reference.

(e)	Applications.
(e)(1)
Application for a policy for LifeStages Elite Variable Annuity — Previously filed in accordance with Regulation
S-T, 17 CFR 232.102(e) as Exhibit (5)(a) to the Initial Registration Statement on Form N-4 for NYLIAC
Variable Annuity Separate Account-IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(e)(2)
Application for a policy for MainStay Elite Variable Annuity — Flexible Premium — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(b) to Post-Effective Amendment No. 2 to
the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-IV (File No.
333-106806), filed 5/25/04 and incorporated herein by reference.

(e)(3)
Application for a policy for MainStay Elite Variable Annuity — Single Premium — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(c) to Post-Effective Amendment No. 2 to
the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-IV (File No.
333-106806), filed 5/25/04 and incorporated herein by reference.

(e)(4)
Application for LifeStages Deferred Variable Annuities (204-953) — Previously filed in accordance with
Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(d) to Post-Effective Amendment No. 3 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-IV (File No. 333-106806), filed
8/26/04 and incorporated herein by reference.

(f)	Depositor’s Certificate of Incorporation and By-Laws.
(f)(1)
Certificate of Incorporation of NYLIAC - Previously filed as Exhibit (6)(a) to the registration statement on
Form S-6 for NYLIAC MFA Separate Account – I (File No. 02-86083), re-filed in accordance with Regulation
S-T, 17 CFR 232.102(e) as Exhibit (6)(a) to the initial registration statement on Form S-6 for NYLIAC
Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(1)(a)
Amended and Restated Certificate of Incorporation of NYLIAC (executed May 1, 2009) – Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(a)(1) to Post-Effective Amendment No. 36
to the registration statement on Form N-4 for the NYLIAC MFA Separate Account – I (File No. 02-86083),
filed 4/12/13 and incorporated herein by reference.

(f)(2)
By-Laws of NYLIAC - Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC
MFA Separate Account-I (File No. 02-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e)
as Exhibit (6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable
Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(2)(a)
Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR
232.102(e) as Exhibit (6)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

(f)(2)(b)
Amended and Restated By-Laws of NYLIAC (effective May 1, 2009) – Previously filed in accordance with
Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b)(3) to Post-Effective Amendment No. 36 to the
registration statement on Form N-4 for the NYLIAC MFA Separate Account – I (File No. 02-86083), filed
4/12/13 and incorporated herein by reference.

(g)	Reinsurance Contracts. Not applicable.

(h)	Participation Agreements.
(h)(1)
Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA
Series Fund, Inc.) - Previously filed as Exhibit (8)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form N-1 for New York Life MFA Series Fund, Inc. (File No. 02-86082), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(a) to Pre-Effective Amendment No. 1 to the
registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate
Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(2)
Participation Agreement between Janus Aspen Series and NYLIAC - Previously filed in accordance with
Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File
No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(3)
Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management
Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(4)
to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate
Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(4)
Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity
Distributors Corporation and NYLIAC, as amended, dated November 23, 2009 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(f) to Post-Effective Amendment No. 24 to
the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No.
033-53342), filed 4/13/10 and incorporated herein by reference.

(h)(5)
Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company
and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j) to
Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity
Separate Account - I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(h)(6)
Participation Agreement among Dreyfus Investment Portfolios, The Dreyfus Corporation, Dreyfus Service
Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
Exhibit (9)(r) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC
Variable Universal Life Separate Account - I (File No. 333-5721 0), filed 6/4/01 and incorporated herein by reference.

(h)(7)
Fund Participation Agreement (Service Shares) between Janus Aspen Series and NYLIAC dated 4/30/03 —
Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(t) to Post-Effective
Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate
Account - III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(h)(8)
Participation Agreement by and among MFS Variable Insurance Trust, Massachusetts Financial Services
Company and NYLIAC dated 4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR
232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 033-8738 2), filed 5/14/03 and incorporated herein by reference.

(h)(9)
Participation Agreement among Neuberger Berman Advisers Management Trust, Neuberger Berman
Management Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
Exhibit (9)(q) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC
Variable Universal Life-Separate Account - I (File No. 333-5721 0), filed 6/4/01 and incorporated herein by reference.

(h)(10)
Participation Agreement among Liberty Variable Investment Trust, Columbia Funds Distributor, Inc. and
NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(a)(a) to
Post-Effective Amendment No. 4 to the registration statement on Form N-4 for NYLIAC Variable Annuity
Separate Account - IV (File No. 333-106806), filed 10/25/04 and incorporated herein by reference.

(h)(11)
Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series
Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the
registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342),
filed 4/10/06 and incorporated herein by reference.

(h)(12)
Participation Agreement among NYLIAC, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors
LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(17) to
Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC, Corporate
Sponsored Variable Universal Life Separate Account - I (File No. 333-4830 0), filed 4/14/04 and incorporated herein by reference.

(h)(13)
Fund Participation Agreement, dated March 25, 2011, and effective as of May 1, 2011, between Blackrock
Variable Series Funds, Inc., Blackrock Investments, LLC, and NYLIAC — Previously filed in accordance with
Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(b)(b) to Post-Effective Amendment No. 25 to the
registration statement on Form N-4 for NYLIAC, Variable Annuity Separate Account - I (File No. 033-53342),
filed 4/14/11 and incorporated herein by reference.

(h)(14)
Participation Agreement among Columbia Funds Variable Series Trust II, Columbia Management Investment
Distributors, Inc. and New York Life Insurance and Annuity Corporation, dated March 1, 2015 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(g)(g) to Post-Effective Amendment
No. 29 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No.
033-53342), filed 4/14/15 and incorporated herein by reference.

(h)(15)
Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation,
Deutsche Variable Series I (formerly, DWS Variable Series I), Deutsche Variable Series II (formerly, DWS
Variable Series II), Deutsche Investments VIT Funds (formerly, DWS Investments VIT Funds), DWS Scudder
Distributors, Inc. (formerly, DWS Investments Distributors, Inc.) and Deutsche Investment Management
Americas Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(27) to
Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate
Sponsored Variable Universal Life Separate Account - I (File No. 333-4830 0), filed 4/18/07 and incorporated herein by reference.

(h)(16)
Participation Agreement among Legg Mason Investor Services LLC and New York Life Insurance and
Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
Exhibit (8)(j)(j) to Post-Effective Amendment No. 31 to the registration statement on Form N-4 for NYLIAC
Variable Annuity Separate Account - I (File No. 033-53342), filed 4/11/17 and incorporated herein by reference.

(h)(17)
Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and NYLIAC —
Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(22) to Post-Effective
Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable
Universal Life Separate Account - I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.

(h)(18)
Participation Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation,
American Funds Insurance Series and Capital Research and Management Company — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(24) to Post-Effective Amendment No. 16
to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate
Account - I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(h)(19)
Fund Participation Agreement, dated August 14, 2006, among New York Life Insurance and Annuity
Corporation, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P. —
Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(25) to Post-Effective
Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable
Universal Life Separate Account — I (File No. 333-4830 0), filed 8/15/06 and incorporated herein by reference.

(h)(20)
Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity
Corporation, AllianceBernstein L.P. and Alliance Bernstein Investments, Inc.—Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(26) to Post-Effective Amendment No. 17 to the
registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate
Account-I (File NO. 333-48300), filed 4/18/07 and incorporated herein by reference.

(i)	Administrative Contracts.
(i)(1)
Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment
Management LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(s)
to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal
Life-Separate Account - I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(i)(2)
Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series
Fund, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (8)(n) to
Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity
Separate Account - III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.

(i)(3)
12b-1 Plan Services Agreement for the Service Class Shares of Mainstay VP Series Fund, Inc. between
NYLIFE Distributors, Inc. and NYLIAC dated 12/22/05 — Previously filed in accordance with Regulation S-T,
17 CFR 232.102(e) as Exhibit (8)(x) to Post-Effective Amendment No. 20 to the registration statement on
Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(i)(4)
Distribution Agreement between Dreyfus Service Corporation and NYLIAC dated as of 2/24/03 —Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(q) to Post-Effective Amendment
No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File
No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(i)(5)
Amended and Restated Service Contract between Fidelity Distributors Corporation and NYLIFE Distributors
dated 10/1/11 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(p) to
Post-Effective Amendment No. 23 to the registration statement on Form N-4 for NYLIAC Variable Annuity
Separate Account-IV (File No. 333-106806), filed 4/13/20 and incorporated herein by reference.

(i)(6)
Distribution and Shareholder Services Agreement between Janus Distributors LLC and NYLIAC dated
4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(s) to
Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity
Separate Account - III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(i)(7)
Administrative Service Agreement between Morgan Stanley & Co. Incorporated and NYLIAC dated
4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(v) to
Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity
Separate Account - III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(i)(8)
Distribution and Administrative Services Agreement, Class S Shares, between Neuberger Berman
Management, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
Exhibit (8)(w) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC
Variable Annuity Separate Account - III (File No. 033-8738 2), filed 5/14/03 and incorporated herein by reference.

(i)(9)
Administrative Services Letter of Agreement between Columbia Funds Distributor, Inc. and NYLIAC —
Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(t) to Post-Effective
Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate
Account - I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.

(i)(10)
Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated
1/1/05 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to
Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity
Separate Account - I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(i)(11)
PIMCO Services Agreement For Advisor Class Shares of PIMCO Variable Insurance Trust, dated as of
January 14, 2010, between NYLIAC and Pacific Investment Management Company LLC- Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(z) to Post-Effective Amendment No. 24 to
the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No.
033-53342), filed 4/13/10 and incorporated herein by reference.

(i)(12)
Administrative Services Agreement, dated March 25, 2011, and effective as of May 1, 2011, between
Blackrock Advisors, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR
232.102(e) as Exhibit (8)(a)(a) to Post-Effective Amendment No. 25 to the registration statement on
Form N-4 for NYLIAC, Variable Annuity Separate Account - I (File No. 033-53342), filed 4/14/11 and incorporated herein by reference.

(i)(13)
Amended and Restated Administrative Services Agreement between New York Life Investment Management
LLC and NYLIAC, dated February 17, 2012 — Previously filed in accordance with Regulation S-T 17 CFR
232.102(e) as Exhibit (8)(c)(c) to Post-Effective Amendment No. 26 to the registration statement on
Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/11/12 and incorporated herein by reference.

(i)(14)
Amended and Restated 12b-1 Plan Services Agreement for the Service Class Shares of the MainStay VP
Funds Trust between NYLIFE Distributors LLC and NYLIAC, dated April 29, 2011 — Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (8)(d)(d) to Post-Effective Amendment No. 26
to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No.
033-53342), filed 4/11/12 and incorporated herein by reference.

(i)(15)
PIMCO Services Agreement for Advisor Class Shares of PIMCO Variable Insurance Trust, dated
February 25, 2014, and effective May 1, 2014, between Pacific Investment Management Company LLC and
New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17
CFR 232.102(e) as Exhibit 8(e)(e) to Post-Effective Amendment No. 28 to the registration statement on
Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/11/14 and incorporated herein by reference.

(i)(16)
Selling Agreement for Advisor Class Shares of PIMCO Variable Insurance Trust, dated February 25, 2014, between PIMCO Investments LLC and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(f)(f) to Post-Effective Amendment No. 28
to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No.
033-53342), filed 4/11/14 and incorporated herein by reference.

(i)(17)
Administrative Services Letter of Agreement, dated May 1, 2007, between Deutsche Investment
Management Americas Inc. and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(14) to Pre-Effective Amendment No. 1 to
the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File
No.333-147707), filed 4/14/08 and incorporated herein by reference.

(i)(18)
Administrative Services Agreement among Legg Mason Investor Services, LLC and New York Life Insurance
and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as
Exhibit (8)(k)(k) to Post-Effective Amendment No. 31 to the registration statement on Form N-4 for NYLIAC
Variable Annuity Separate Account - I (File No. 033-53342), filed 4/11/17 and incorporated herein by reference.

(i)(19)
Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and New York Life
Insurance and Annuity Corporation dated 1/1/1998 — Previously filed in accordance with Regulation S-T, 17
CFR 232.102(e) as Exhibit (8)(w)(w) to Post-Effective Amendment No. 23 to the registration statement on
Form N-4 for NYLIAC Variable Annuity Separate Account-IV (File No. 333-1068 06), filed 4/13/20 and incorporated herein by reference.

(i)(20)
Tri Party Agreement among Legg Mason Partners Variable Equity Trust, Legg Mason Partners Fund Advisor,
LLC, New York Life Insurance and Annuity Corporation, American Funds Insurance Series, American Funds
Distributor, Inc., and Capital Research and Management Company dated 4/13/2020—Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(11) to Post-Effective Amendment No. 2 to
the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account III (File No.
333-239752), filed 11/29/21 and incorporated herein by reference.

(i)(21)
Tri Party Agreement among Legg Mason Partners Variable Equity Trust, Legg Mason Partners Fund Advisor,
LLC, New York Life Insurance and Annuity Corporation, AIM Variable Insurance Funds (Invesco Variable
Insurance Funds) and Invesco Advisers, Inc. dated 1/21/22—Previously filed in accordance with Regulation
S-T, 17 CFR 232.102(e) as Exhibit (i)(22) to initial registration statement on Form N-6 for NYLIAC Variable
Universal Life Separate Account - I (333-263768), filed 3/22/22 and incorporated herein by reference.

(i)(22)
Form of Administrative Services Agreement, dated May 1, 2007, among New York Life Insurance and
Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc.—Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) Exhibit (i)(23) to Post-Effective Amendment No. 17 to
the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate
Account-I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(j)	Other Material Contracts.
(j)(1)	Powers of Attorney. Filed herewith.
(k)	Legal Opinion.
(k)(1)	Opinion and Consent of Michael McDonnell, Esq. Filed herewith.
(l)	Other Opinions.
(l)(1)	Consent of PricewaterhouseCoopers LLP. Filed herewith.

(m)	Omitted Financial Statements. Not applicable.
(n)	Initial Capital Agreements. Not applicable.
(o)	Form of Initial Summary Prospectus. Not applicable.

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR
The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.
Name:	Title:
DeSanto, Craig L.	Chairman of the Board, President & Director
Mathas, Theodore A.	Director & Chief Executive Officer
Brill, Elizabeth K.	Director, Senior Vice President & Chief Actuary
Cook, Alexander I. M.	Director & Senior Vice President
Feldstein, Eric	Director, Executive Vice President & Chief Financial Officer
Gardner, Robert M.	Director, Senior Vice President & Controller
Harte, Francis Michael	Director & Senior Vice President
Hendry, Thomas A.	Director, Senior Vice President & Treasurer
Kravitz, Jodi L.	Director, Senior Vice President & Actuary
Madgett, Mark J.	Director, Executive Vice President & Head of Agency
Malloy, Anthony R.	Director, Executive Vice President & Chief Investment Officer
Miller, Amy	Director, Senior Vice President, Deputy General Counsel & Assistant Secretary
Wion, Matthew D.	Director & Senior Vice President
Davidson, Sheila K.	Executive Vice President, Legal
Abramo, Stephen	Senior Vice President
Advani, Janice	Senior Vice President
Akkerman, John W.	Senior Vice President
Albarella, Joel I.	Senior Vice President
Badler, Sara L.	Senior Vice President & Chief Compliance Officer
Ball, Aaron C.	Senior Vice President
Barbari, Patricia	Senior Vice President & General Auditor
Berlin, Scott L.	Senior Vice President
Cassidy, William B.	Senior Vice President
Cherniavsky, Oksana	Senior Vice President
Cooney, Colleen C.	Senior Vice President
Cruz, David	Senior Vice President
DiMella, Robert A.	Senior Vice President
Formon, William	Senior Vice President
Giacco, Jay J.	Senior Vice President
Heine, Kevin J.	Senior Vice President
Herwig, Julie E.	Senior Vice President
Huang, Dylan W.	Senior Vice President
Hung, Yie-Hsin	Senior Vice President
Jayaraman, Nithya	Senior Vice President
Karaoglan, Alain L.	Senior Vice President
Karmen, Robert	Senior Vice President & Deputy General Counsel
Kary, Jason	Senior Vice President
Lamarque, Natalie	Senior Vice President, Legal
Lenz, Scott L.	Senior Vice President, Deputy General Counsel & Chief Tax Counsel
Loffredo, John M.	Senior Vice President
McCarthy, Elizabeth W.	Senior Vice President
McDonnell, Michael	Senior Vice President & Chief Legal Officer
Micucci, Alison H.	Senior Vice President
Navarro, Kathleen	Senior Vice President & Chief Diversity Officer
Phlegar, Jeffrey S.	Senior Vice President
Recine, Roberto	Senior Vice President
Rodgers, Joanne H.	Senior Vice President
Rosenthal, Benjamin L.	Senior Vice President & Chief Risk Officer
Rutigliano, Carla T.	Senior Vice President

Name:	Title:
Rzad, Amaury J.	Senior Vice President
Sabal, Craig A.	Senior Vice President & Deputy Chief Investment Officer
Schwartz, Richard C.	Senior Vice President
Silber, Irwin	Senior Vice President
Simonetti, Richard P.	Senior Vice President
Smith, A. Thomas III	Senior Vice President, Deputy General Counsel & Chief Investment Counsel
Steinberg, Joel M.	Senior Vice President
Susser, Andrew M.	Senior Vice President
Talgo, Mark W.	Senior Vice President
Tillotson, Sandra G.	Senior Vice President
Virendra, Sonali	Senior Vice President
Wang, Janet	Senior Vice President
Wheeler, Douglas A.	Senior Vice President
Woodward, Janelle	Senior Vice President
Yoon, Jae	Senior Vice President
Anderson, Erik A.	Vice President & Actuary
Armstrong, Vivian	Vice President
Ascione, Mitchell P.	Vice President
August, James R.	Vice President
Axberg, Kari	Vice President
Bader, Randi	Vice President & Associate General Counsel
Bain, Karen A.	Vice President – Tax
Baliga, Naman	Vice President
Bechar, Eric R.	Vice President
Behar, Paul	Vice President
Behrens, Dawn	Vice President
Beligotti, Jeffrey	Vice President & Actuary
Bopp, Kevin M	Vice President
Borisenko, Evgueni	Vice President & Actuary
Boyd IV, Robert L.	Vice President
Braut, Stephen A.	Vice President
Bredikis, Scott	Vice President
Brobston, Irena S.	Vice President
Brochard, Gabrielle	Vice President & Actuary
Brooks, Devon E.	Vice President
Brooks, Whytne	Vice President
Brotherton, Diane M.	Vice President
Budhwani, Reshma	Vice President
Bustamante, Rene	Vice President
Caminiti, Philip E.	Vice President
Campellone, Mark A.	Vice President
Carbone, Jeanne M.	Vice President & Actuary
Carey, Christopher H.	Vice President
Casanova, Ramon A.	Vice President & Actuary
Chan, David	Vice President, Associate General Counsel & Assistant Secretary
Chen, Roger	Vice President
Cherpelis, George S.	Vice President
Cirella, Margaret M.	Vice President
Civello, Alisa M.	Vice President
Closs, Nancy A.	Vice President
Cohen, Andrew J.	Vice President
Cohen, Ross E.	Vice President

Name:	Title:
Colleary, Maura R.	Vice President
Colon, Wilfred R.	Vice President
Colton, Andrew	Vice President
Connolly, Patrick J.	Vice President & Deputy General Counsel
Conti, Jane S.	Vice President
Coontz, Mickey W.	Vice President
Crawford, Thomas	Vice President & Actuary
Cristallo, Gina A.	Vice President
Cronin, Maureen A.	Vice President, Associate General Counsel & Assistant Secretary
Cruz, Jeanne M.	Vice President
Curran, Debra	Vice President
Danzig, Jeff	Vice President & Actuary
Davis, Juliet	Vice President
DelGreco, Phylliss A.	Vice President & Associate General Counsel
Della Porta, Marco G.	Vice President
Dial, Robert H.	Vice President
Dias, Maryann D.	Vice President
Diaz, Mayra L.	Vice President
DiCarmine, Kristen	Vice President
DiRago, John C.	Vice President
Donner, Andrew	Vice President
Donohue, Robert P.	Vice President & Assistant Treasurer
Doshi, Manoj	Vice President
Drinkard, Kenneth R.	Vice President & Associate General Auditor
Duarte, Deborah	Vice President
Dubrow, Michael G.	Vice President
Eppink, Jr., Richard H.	Vice President
Facinelli, Joanne S.	Vice President
Feinstein, Jonathan	Vice President
Ferguson, Robert E.	Vice President
Fitzgerald, Chirstopher P.	Vice President
Fitzgerald, Edward J.	Vice President
Florin, Timothy	Vice President
Fong, Michael	Vice President, Assistant Treasurer & Actuary
Frawley, Stephanie A.	Vice President
Freeman, Lisa A.	Vice President
Fromm, Paul	Vice President
Froshiesar, Donn	Vice President
Gallagher, Erin M.	Vice President
Gamble, Michael	Vice President
Gangemi, Thomas J.	Vice President
Gao, J. Kevin	Vice President & Associate General Counsel
Gill, Sandra	Vice President
Goldstein, Andrew	Vice President
Goldstein, Paul Z.	Vice President & Associate General Counsel
Gomez, Mark A.	Vice President & Associate General Counsel
Grisham Zrno, Brooke B.	Vice President
Gunda, Kishore	Vice President
Hajducek, Laura	Vice President
Hallahan, Mary T.	Vice President & Assistant Treasurer
Han, Wen Wei	Vice President & Actuary
Hanley, Dale A.	Vice President

Name:	Title:
Hayden, Adam C.	Vice President
Healy, Brendan J.	Vice President
Hekmat, Saba	Vice President
Heller, Thomas S.	Vice President
Henderson, Loyd T.	Vice President
Hoffman, Eric S.	Vice President
Hofmann, Glenn	Vice President
Howland, Abbett P.	Vice President
Hu, Amy	Vice President
Huang, Angela	Vice President & Actuary
Jenkins, Joanne E.	Vice President
Johnston, Albert W.	Vice President
Kakkanattu, Manual M.	Vice President
Katti, Rohit R.	Vice President
Kaufman, Wayne	Vice President
Kelly, Christopher P.	Vice President
Khalil, Saad A.	Vice President & Assistant Treasurer
Kim, Terry	Vice President
King, Martin L.	Vice President
Klatell, Jeremy	Vice President & Associate General Counsel
Koltisko, Joseph D.	Vice President
Kraus, Linda M.	Vice President
Krockta, Peter	Vice President
Krueger, Kyle	Vice President
Kuan, Melissa	Vice President
Kuhl, Amanda L.	Vice President & Actuary
Kula, Michael	Vice President
Kyan, Raymond	Vice President
Lackey, Michael P.	Vice President
Landaas, Marci P.	Vice President
LaPier, Theodore	Vice President & Assistant General Counsel
Larkin, Colleen E.	Vice President
Lathrop, Douglas	Vice President
Lee, Young	Vice President
Lewis, Sean S.	Vice President
Lippmen, John S.	Vice President
Loden, Wesley	Vice President & Actuary
Lowenhaupt-Brohan, Laura A.	Vice President & Associate General Auditor
Lynn, Eric J.	Vice President & Actuary
Madabushi, Krishna Prashanth	Vice President
Madgett, Sean	Vice President
Mak, William	Vice President
Marinaccio, Ralph S.	Vice President
Martello, Virginia C.	Vice President
Mauceri, Maria J.	Vice President & Actuary
Mayer, Carol S.	Vice President & Associate General Counsel
McClain, Keith B.	Vice President
McEldowney, Christian F.	Vice President
McGilberry, Brent	Vice President
McGinnis, Timothy M.	Vice President
McKeon, John	Vice President & Actuary
McNamara, Stephen J.	Vice President & Actuary

Name:	Title:
McNulty, Stephen B.	Vice President
Meere, Jacqueline	Vice President
Melka, Frank David	Vice President
Micale, Anthony F.	Vice President
Micun, Pawel	Vice President
Millay, Edward P.	Vice President
Mitchinson, Tod J.	Vice President & Chief Information Security Officer
Molinaro, Michael	Vice President
Mosquera, Jaime	Vice President & Actuary
Mount, William J.	Vice President
Murphy, Marijo F.	Vice President
Nair, Dinesh K.	Vice President
Nesle, Heather M.	Vice President
Newman, Jennifer	Vice President
Ng, Ching (Andrew)	Vice President & Actuary
Niessink, Karen D.	Vice President
O'Brien, Daniel J.	Vice President
O'Hanlon, Thomas P.	Vice President
O'Hearn, Claudine C.	Vice President
Orban, Rachel	Vice President & Associate General Counsel
Panganiban, Maria E.	Vice President
Paone, Jonathan T.	Vice President
Pasyanos, Michelle M.	Vice President & Actuary
Patience, Robert J.	Vice President
Pavone, Joseph	Vice President
Pensabene, Michael	Vice President
Perrotti, Anthony R.	Vice President
Perry, Valerie L.	Vice President - Underwriting
Petersen, Todd	Vice President & Actuary
Peterson, Joseph P.	Vice President
Peterson, Neil D.	Vice President
Pizzute, Robert J.	Vice President
Portnoy, Michael	Vice President
Quartararo, Paul	Vice President
Rajendran, Paul P.	Vice President
Rangachar, Raghu	Vice President & Actuary
Raturi, Sanjana	Vice President
Rhodehouse, Kevin G.	Vice President
Rice, Scott	Vice President
Rodrigue, Kyle	Vice President
Rosenblum, Tal	Vice President
Rosh, Robert M.	Vice President & Deputy General Counsel
Rotondo, Richard	Vice President
Roy, Arindam A.	Vice President
Rubin, Janis C.	Vice President
Safieh, Sean A.	Vice President
Sarma, Samar	Vice President
Sarrubbo, Amanda K.	Vice President & Actuary
Savica, Jennifer	Vice President
Scanlon, Swati S.	Vice President
Schair, Adam B.	Vice President
Schirizzo, Michael	Vice President

Name:	Title:
Scollan, Kathleen E.	Vice President
Scozzafava, Mark J.	Vice President
Seaman, Brian	Vice President
Seewald, Scott R.	Vice President
Seguin, Brian	Vice President
Sell, David S.	Vice President
Shapiro, Natalie	Vice President
Sherman, Eric C.	Vice President & Actuary
Sherman, Nancy G.	Vice President
Singh, Jacqueline	Vice President
Smith, Elizabeth A.	Vice President
Smith, Kevin M.	Vice President
Smith, Lorne M	Vice President & Associate General Counsel
Solazzo, Amy L.	Vice President
Sommer, Kenneth M.	Vice President
Sprauer, Scott	Vice President
Standbridge, Elizabeth A.	Vice President
Stazzone, Michael T.	Vice President
Steelman, Elliot H.	Vice President
Strutton, Rebecca	Vice President & Associate General Counsel
Suh, Hannah L.	Vice President & Actuary
Suryapranata, Monica	Vice President
Swaney, Jonathan B.	Vice President
Tai, Ka Luk Stanley	Vice President
Tate, William P.	Vice President
Taylor, John G.	Vice President
Taylor, Todd	Vice President & Actuary
Thomson, Alana D.	Vice President
Tillinghast, Mark E.	Vice President
Tobin, Michael	Vice President
Tomassi, Deborah A.	Vice President
Torrey, Arthur S.	Vice President
Tzani, Rodanthy	Vice President
Valdes, Gilberto	Vice President
Vandegrift, Donald P. Jr.	Vice President & Associate General Counsel
Verastegui, Victor A.	Vice President
Vicent, Carlos	Vice President
Vilchis, Hector D.	Vice President
Waelti, Linus	Vice President & Actuary
Wall, Joseph E.	Vice President
Walsh, Edward C.	Vice President
Walsh, Simon	Vice President
Wang, Ping	Vice President
Washington, Corey	Vice President
Weatherman, Aaron	Vice President & Actuary
Webster, Gregory H.	Vice President
Wei, Helen	Vice President
Weinstein, Scott W.	Vice President
Weiss, Jennifer M.	Vice President
White, Richard A.	Vice President
Whites, Charles A.	Vice President & Associate General Counsel
Wickwire, Brian D.	Vice President

Name:	Title:
Wilcox, Lyle D.	Vice President
Williams, Matthew	Vice President
Yashnyk, Michael A.	Vice President
Yee, Paul M.	Vice President
Yenko, Elizabeth M	Vice President
Zeng, Paul	Vice President & Actuary

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT
The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.
Name	Jurisdiction of Organization	Percent of Voting Securities Owned
NYL Investors LLC(*)(†)	(Delaware)
NYL Investors (U.K.) Limited(*)(†)	(United Kingdom)
NYL Investors REIT Manager LLC	(Delaware)
NYL Investors NCVAD II GP, LLC	(Delaware)
McMorgan Northern California Value Add/Development Fund II, LP	(Delaware)	(50%)
MNCVAD II-MF HENLEY CA LLC	(Delaware)
MNCVAD II-SP HENLEY JV LLC	(Delaware)	(90%)
MNCVAD II-SP HENLEY OWNER	(Delaware)
MNCVAD II-OFC 770 L Street CA LLC	(Delaware)
MNCVAD II-MF UNION CA LLC	(Delaware)
MNCVAD II-HOLLIDAY UNION JV LLC	(Delaware)	(90%)
MNCVAD II-OFC HARBORS CA LLC	(Delaware)
MNCVAD II-SEAGATE HARBORS LLC	(Delaware)	(LLC: 90%)
MNCVAD II-OFC 630 K Street CA LLC	(Delaware)
MSSDF GP LLC	(Delaware)
MSSDF Member LLC	(Delaware)	(NYLIC: 35%, NYLIAC: 65%)
Madison Square Structured Debt Fund LP	(Delaware)	(NYLIC: 14%, NYLIAC: 26.3%)
MSSDF REIT LLC	(Delaware)
MSSDF REIT Funding Sub I LLC	(Delaware)
MSSDF REIT Funding Sub II LLC	(Delaware)
MSSDF REIT Funding Sub III LLC	(Delaware)
MSSDF REIT Funding Sub IV LLC	(Delaware)
MSSDF REIT Funding Sub V LLC	(Delaware)
MSVEF GP LLC	(Delaware)
MCPF GP LLC	(Delaware)
Madison Core Property Fund LP	(Delaware)	(NYL Investors is Non Member Manager 0.00%)[8]
MCPF Holdings Manager LLC	(Delaware)
MCPF MA Holdings LLC	(Delaware)
MCPF Holdings LLC	(Delaware)
MADISON-IND TAMARAC FL LLC	(Delaware)
MIREF Mill Creek, LLC	(Delaware)
MIREF Gateway, LLC	(Delaware)
MIREF Gateway Phases II and III, LLC	(Delaware)
MIREF Delta Court, LLC	(Delaware)
MIREF Fremont Distribution Center, LLC	(Delaware)
MIREF Century, LLC	(Delaware)
MIREF Saddle River LLC	(Delaware)
MIREF Newpoint Commons, LLC	(Delaware)
MIREF Northsight, LLC	(Delaware)
MIREF Riverside, LLC	(Delaware)
MIREF Corporate Woods, LLC	(Delaware)
Barton’s Lodge Apartments, LLC	(Delaware)	(90%)
MIREF 101 East Crossroads, LLC	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
101 East Crossroads, LLC	(Delaware)
MIREF Hawthorne, LLC	(Delaware)
MIREF Auburn 277, LLC	(Delaware)
MIREF Sumner North, LLC	(Delaware)
MIREF Wellington, LLC	(Delaware)
MIREF Warner Center, LLC	(Delaware)
MADISON-MF Duluth GA LLC	(Delaware)
MADISON-OFC Centerstone I CA LLC	(Delaware)
MADISON-OFC Centerstone III CA LLC	(Delaware)
MADISON-MOB Centerstone IV CA LLC	(Delaware)
MADISON-OFC Centerpoint Plaza CA LLC	(Delaware)
MADISON-IND Logistics NC LLC	(Delaware)
MCPF-LRC Logistics LLC	(Delaware)	(90%)
MADISON-MF Desert Mirage AZ LLC	(Delaware)
MADISON-OFC One Main Place OR LLC	(Delaware)
MADISON-IND Fenton MO LLC	(Delaware)
MADISON-IND Hitzert Roadway MO LLC	(Delaware)
MADISON-MF Hoyt OR LLC	(Delaware)
MADISON-RTL Clifton Heights PA LLC	(Delaware)
MADISON-IND Locust CA LLC	(Delaware)
MADISON-OFC Weston Pointe FL LLC	(Delaware)
MADISON-SP Henderson LLC	(Delaware)	(90%)
MADISON-MF MCCADDEN CA LLC	(Delaware)
MADISON-OFC 1201 WEST IL LLC	(Delaware)
MADISON-MCCAFFERY 1201 WEST IL LLC	(Delaware)	(92.5%)
MADISON-MF CRESTONE AZ LLC	(Delaware)
MADISON-MF TECH RIDGE TX LLC	(Delaware)
MADISON-RTL SARASOTA FL, LLC	(Delaware)
MADISON-MOB CITRACADO CA LLC	(Delaware)
MADISON-ACG THE MEADOWS WA LLC	(Delaware)
MADISON-ACG THE MEADOWS JV LLC	(Delaware)
MADISON-ACG THE MEADOWS OWNER LLC	(Delaware)
Madison-MF Osprey QRS Inc	(Delaware)
Madison-MF Osprey NC GP LLC	(Delaware)
Madison-MF Osprey NC LP	(Delaware)	(QRS: 99%; GP/LLC: 1%)
MSVEF Investor LLC	(Delaware)
MSVEF Feeder LP	(Delaware)	(55.56%)
MSVEF REIT LLC	(Delaware)	(55.56%)
Madison Square Value Enhancement Fund LP	(Delaware)	(51%)
MSVEF-MF Evanston GP LLC	(Delaware)	(51%)
MSVEF-MF Evanston IL LP	(Delaware)	(51%)
MSVEF-MF HUNTINGTON PARK GP LLC	(Delaware)
MSVEF-MF HUNTINGTON PARK WA LP	(Delaware)
MSVEF-OFC Tampa GP LLC
MSVEF-OFC WFC Tampa FL LP
MSVEF-FG WFC Tampa JV LP

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
MSVEF-OFC WFC Tampa PO GP LLC
MSVEF-FG WFC Property Owner LP
MSVEF-IND Commerce 303 GP LLC	(Delaware)
MSVEF-IND Commerce 303 AZ LP	(Delaware)
MSVEF-SW Commerce 303 JV LP	(Delaware)
New York Life Group Insurance Company of NY (“NYLG”)	(New York)
Life Insurance Company of North America	(Pennsylvania)
LINA Benefit Payments, Inc.	(Delaware)
New York Life Benefit Payments LLC	(Delaware)
NYL Real Assets LLC	(Delaware)
NYL Emerging Manager LLC	(Delaware)
NYL Wind Investments LLC	(Delaware)
NYLIFE Insurance Company of Arizona	(Arizona)
NYLIC HKP Member LLC	(Delaware)	(NYLIC: 67.974%; NYLIAC 32.026%)
New York Life Insurance and Annuity Corporation	(Delaware)
New York Life Enterprises LLC	(Delaware)
SEAF Sichuan SME Investment Fund LLC	(Delaware)	(39.98%)
New York Life International Holdings Limited	(Mauritius)	(84.38%)[1]
Max Ventures and Industries Limited	(India)	(21.3%, NYLIC: 1.4%)
Max I Ltd.	(India)
Max Assets Services Ltd.	(India)
Max Specialty Films Ltd.	(India)	(51%)
Max Estates Ltd.	(India)
Max Square Limited	(India)	(51%, NYLIC: 49%)
Pharmax Corporation Ltd.	(India)	(85.17%)
Wise Zone Builders Pvt. Ltd.	(India)
NYL Cayman Holdings Ltd.	(Cayman Islands)
NYL Worldwide Capital Investments LLC	(Delaware)
Seguros Monterrey New York Life, S.A. de C.V.	(Mexico)	(99.998%)[2]
Administradora de Conductos SMNYL, S.A. de C.V	(Mexico)	(99%)
Agencias de Distribucion SMNYL, S.A. de C.V. (”ADIS”)	(Mexico)	(99%)
Inmobiliaria SMNYL, SA de C.V.	(Mexico)	(99%; ADIS: 1%)
NYLIM Jacob Ballas India Holdings IV	(Mauritius)
New York Life Investment Management Holdings LLC	(Delaware)
New York Life Investment Management Asia Limited	(Cayman Islands)
Japan Branch
MacKay Shields LLC	(Delaware)
MacKay Shields Emerging Markets Debt Portfolio	(Delaware)
MacKay Shields Core Plus Opportunities Fund GP LLC	(Delaware)
MacKay Shields Core Plus / Opportunities Fund LP	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
MacKay Municipal Managers Opportunities GP LLC	(Delaware)
MacKay Municipal Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Managers Credit Opportunities GP LLC	(Delaware)
MacKay Municipal Credit Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Credit Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Credit Opportunities HL Fund, L.P	(Delaware)
MacKay Municipal Managers Credit Opportunities HL (Cayman) GP LLC	(Cayman Is.)
MacKay Municipal Credit Opportunities HL (Cayman) Fund, LP	(Cayman Is.)
MacKay Municipal Short Term Opportunities Fund GP LLC	(Delaware)
MacKay Municipal Short Term Opportunities Fund LP	(Delaware)
Plainview Funds plc	(Ireland)	(50%) (MacKay Shields Employee: 50%)
Plainview Funds plc – MacKay Shields Unconstrained Bond Portfolio	(Ireland)	(NYLIC: 0.00%; MacKay: 0.00%)
MacKay Shields Structured Products Opportunities Portfolio	(Ireland)	(NYLIC: 0.00%; MacKay: 0.00%)
MacKay Shields High Yield Active Core Fund GP LLC	(Delaware)
MacKay Shields High Yield Active Core Fund LP	(Delaware)
MacKay Shields Credit Strategy Fund Ltd	(Cayman Islands)
MacKay Shields Credit Strategy Partners LP	(Delaware)
MacKay Shields Defensive Bond Arbitrage Fund Ltd.	(Bermuda)	(14.94%)[3]
MacKay Shields Core Fixed Income Fund GP LLC	(Delaware)
MacKay Shields Core Fixed Income Fund LP	(Delaware)
MacKay Shields Select Credit Opportunities Fund GP LLC	(Delaware)
MacKay Shields Select Credit Opportunities GP LP	(Delaware)
MacKay Shields (International) Ltd.	(UK)	(“MSIL”)
MacKay Shields (Services) Ltd.	(UK)	(“MSSL”)
MacKay Shields UK LLP	(UK)	(MSIL: 99%; MSSL: 1%)
MacKay Municipal Managers California Opportunities GP LLC	(Delaware)
MacKay Municipal California Opportunities Fund, L.P.	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
MacKay Municipal New York Opportunities GP LLC	(Delaware)
MacKay Municipal New York Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Opportunities HL Fund, L.P.	(Delaware)
MacKay Municipal Capital Trading GP LLC	(Delaware)
MacKay Municipal Capital Trading Master Fund, L.P.	(Delaware)
MacKay Municipal Capital Trading Fund, L.P.	(Delaware)
MacKay Municipal Managers Strategic Opportunities GP LLC	(Delaware)
MacKay Municipal Managers Strategic Opportunities Fund, L.P.	(Delaware)
MacKay Shields US Equity Market Neutral Fund GP LLC	(Delaware)
MacKay Cornerstone US Equity Market Neutral Fund LP	(Delaware)
MacKay Shields Intermediate Bond Fund GP LLC	(Delaware)
MacKay Shields Intermediate Bond Fund LP	(Delaware)
MacKay Shields General Partner (L/S) LLC	(Delaware)
MacKay Shields Long/Short Fund (Master)	(Delaware)
MacKay Municipal Managers Opportunities Allocation GP LLC	(Delaware)
MacKay Municipal Opportunities Allocation Master Fund LP	(Delaware)
MacKay Municipal Opportunities Allocation Fund A LP	(Delaware)
MacKay Municipal Opportunities Allocation Fund B LP	(Delaware)
MacKay Municipal Managers U.S. Infrastructure Opportunities GP LLC	(Delaware)
MacKay Municipal U.S. Infrastructure Opportunities Fund LP	(Delaware)
MacKay Municipal Managers High Yield Select GP LLC	(Delaware)
MacKay Municipal High Yield Select Fund LP	(Delaware)
MacKay Flexible Income Fund GP LLC	(Delaware)
MacKay Flexible Income Fund LP	(Delaware)
MacKay Multi-Asset Real Return Fund GP LLC (Delaware)	(Delaware)
MacKay Multi-Asset Real Return Fund LP (Delaware	(Delaware)
MacKay Multi-Asset Income Fund GP LLC (Delaware)	(Delaware)
MacKay Multi-Asset Income Fund LP (Delaware)	(Delaware)
MacKay Municipal Managers High Income Opportunities Fund LP	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
MacKay Municipal High Income Opportunities Fund LP	(Delaware)
Cascade CLO Manager, LLC	(Delaware)
MKS CLO Holdings GP LLC	(Delaware)
MKS CLO Holdings, LP	(Cayman Is.)
MKS CLO Advisors, LLC	(Delaware)
MacKay Shields Europe Investment Management Limited	(Ireland)
MacKay Shields European Credit Opportunity Fund Limited	(Jersey)	(Mackay: 67%, NYLIAC: 33%)
MKS TALF Opportunities Fund GP, LLC	(Delaware)
MacKay Shields TALF 2.0 Opportunities Feeder Fund (Cayman)	(Cayman Is.)
MacKay Shields TALF 2.0 Opportunities Feeder Fund (Cayman GBP-Hedged) LP	(Cayman Is.)
MacKay Shields TALF 2.0 Opportunities Feeder Fund (US) LP	(Delaware)
MacKay Shields TALF 2.0 Opportunities Master Fund	(Delaware)
MKS Global Sustainable Emerging Markets Equities Fund GP LLC (Delaware)	(Delaware)
Candriam Global Sustainable Emerging Markets Equities Fund LP (Delaware)	(Delaware)
MKS Global Emerging Markets Equities Fund GP LLC (Delaware)	(Delaware)
Candriam Global Emerging Markets Equities Fund LP (Delaware)	(Delaware)
Cornerstone Capital Management Holdings LLC	(Delaware)
Madison Square Investors Asian Equity Market Neutral Fund GP, LLC	(Delaware)
Cornerstone Capital Management Large-Cap Enhanced Index Fund GP, LLC	(Delaware)
Cornerstone Capital Management Large-Cap Enhanced Index Fund, L.P.	(Delaware)
New York Life Investments Alternatives LLC	(Delaware)
Madison Capital Funding LLC	(Delaware)	(NYLIC: 21.90%; NYLIAC 78.10%) (MCF is a Non-Managing Member)
MCF Co-Investment GP LLC	(Delaware)
Madison Capital Funding Co-Investment Fund LP	(Delaware)
Madison Avenue Loan Fund GP LLC	(Delaware)
Madison Avenue Loan Fund LP	(Delaware)
MCF Fund I LLC	(Delaware)
MCF Hanwha Fund LLC	(Delaware)[7]	(0 voting ownership)
Ironshore Investment BL I Ltd.	(Bermuda)[7]	(0 voting ownership)
MCF CLO IV LLC	(Delaware)[7]	(NYLIC: 6.7%)
MCF CLO V LLC	(Delaware)[7]	(NYLIC: 5%)
MCF CLO VI LLC	(Delaware)[7]	(0 voting ownership)
MCF CLO VII LLC (f/k/a LMF WF Portfolio III, LLC)	(Delaware)[7]	(0 voting ownership)
MCF CLO VIII Ltd.	(Delaware)[7]	(0 voting ownership)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
MCF CLO VIII LLC	(Delaware)
MCF CLO IX Ltd.	(Delaware)[7]
MCF CLO IX LLC	(Delaware)
MCF KB Fund LLC	(Delaware)[7]	(0 voting ownership)
MCF KB Fund II LLC	(Delaware)[7]	(0 voting ownership)
MCF Hyundai Fund LLC	(Delaware)[7]	(0 voting ownership)
MCF Senior Debt Fund-2020 LP7	(Delaware)
Montpelier Carry Parent, LLC	(Delaware)
Montpelier Carry, LLC	(Delaware)
Montpelier GP, LLC	(Delaware)
Montpelier Fund, L.P.	(Delaware)
MCF Mezzanine Carry I LLC	(Delaware)[9]
MCF Mezzanine Fund I LLC	(Delaware)	(NYLIC: 66.66%; NYLIAC: 33.33%) (MCF is the manager)
MCF PD Fund GP LLC	(Delaware)[7]
MCF PD Fund LP	(Delaware)[7]
MCF Senior Debt Fund 2019-I GP LLC	(Delaware)[7]
MCF Senior Debt Fund 2019-I LP	(Delaware)[7]
Warwick Seller Representative, LLC	(Delaware)
Young America Holdings, LLC (“YAH”)	(Delaware)	(36.35%)[9]
YAC.ECOM Incorporated	(Minnesota)
Young America, LLC (“YALLC”)	(Minnesota)
Global Fulfillment Services, Inc.	(Arizona)
SourceOne Worldwide, Inc.	(Minnesota)
YA Canada Corporation	(Nova Scotia, Canada)
GoldPoint Partners LLC	(Delaware)
New York Life Capital Partners II, L.L.C.	(Delaware)
New York Life Capital Partners III GenPar GP, LLC	(Delaware)
New York Life Capital Partners IV GenPar GP, LLC	(Delaware)
New York Life Capital Partners IV GenPar, L.P	(Delaware)
New York Life Capital Partners IV, L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco B L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker B L.P. (Delaware)	(Delaware)
GoldPoint Core Opportunities Fund, L.P.	(Delaware)
GoldPoint Core Opportunities Fund II L.P.	(Delaware)
GoldPoint Mezzanine Partners IV GenPar GP, LLC	(Delaware)
GoldPoint Mezzanine Partners IV GenPar, LP	(Delaware)
GoldPoint Mezzanine Partners Co-Investment Fund A, LP	(Delaware)
GoldPoint Mezzanine Partners IV, LP	(Delaware)	(“GPPIVLP”)
GPP Mezz IV A Blocker LP	(Delaware)	(“GPPIVLP”)
GPP Mezz IV A Preferred Blocker LP	(Delaware)
GPP Mezz IV B Blocker LP	(Delaware)	(“GPPMBB”)
GPP Mezz IV C Blocker LP	(Delaware)	(“GPPMBC”)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
GPP Mezz IV D Blocker LP	(Delaware)	(“GPPMBD”)
GPP Mezz IV E Blocker LLP	(Delaware)
GPP Mezz IV ECI Aggregator LP name change from GPP Mezzanine Blocker E, LP	(Delaware)
GPP Mezz IV F Blocker LP	(Delaware)
GPP Mezz IV G Blocker LP	(Delaware)
GPP Mezz IV H Blocker LP	(Delaware)
GPP Mezz IV I Blocker LP	(Delaware)
GoldPoint Mezzanine Partners Offshore IV, L.P.	(Cayman Islands)
GoldPoint Partners Co-Investment V GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment V GenPar, LP	(Delaware)
GoldPoint Partners Co-Investment Fund A, LP	(Delaware)
GoldPoint Partners Co-Investment V, LP	(Delaware)**
GoldPoint Partners Co-Investment V ECI Blocker Holdco D, LP	(Delaware)
GPP V – ECI Aggregator LP	(Delaware)
GPP V F Blocker Holdco LP	(Delaware)
GPP V G Blocker Holdco LP	(Delaware)
GoldPoint Partners Private Debt V GenPar GP, LLC	(Delaware)
GoldPoint Partners Private Debt Offshore V, LP	(Cayman Island)
GPP Private Debt V RS LP	(Delaware)
GoldPoint Partners Private Debt V GenPar GP, LP	(Delaware)
GoldPoint Partners Private Debt V, LP	(Delaware)
GPP PD V A Blocker LLC	(Delaware)
GPP Private Debt V-ECI Aggregator LP	(Delaware)
GPP PD V B Blocker LLC	(Delaware)
GPP PD V C Blocker LLC	(Delaware)
GPP PD V D Blocker LLC	(Delaware)
GPP LuxCo V GP Sarl	(Luxembourg)
GPP Private Debt LuxCo V SCSp	(Luxembourg)
GoldPoint Partners Select Manager III GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager III GenPar, L.P	(Cayman Islands)
GoldPoint Partners Select Manager Fund III, L.P.	(Cayman Islands)
GoldPoint Partners Select Manager Fund III AIV, L.P.	(Delaware)
GoldPoint Partners Select Manager IV GenPar, GP, LLC	(Delaware)
GoldPoint Partners Select Manager IV GenPar, L.P.	(Delaware)
GoldPoint Partners Select Manager Fund IV, L.P.	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
GoldPoint Partners Select Manager V GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager V GenPar, L.P.	(Delaware)
GoldPoint Partners Select Manager Fund V, L.P.	(Delaware)
GoldPoint Partners Canada V GenPar Inc.	(New Brunswick, Canada)
GoldPoint Partners Select Manager Canada Fund V, L.P.	(Ontario, Canada)
GoldPoint Partners Canada III GenPar Inc.	(Canada)
GoldPoint Partners Select Manager Canada Fund III, L.P.	(Canada)
GoldPoint Partners Canada IV GenPar Inc.	(Delaware)
GoldPoint Partners Select Manager Canada Fund IV, L.P.	(Delaware)
GoldPoint Partners Co-Investment VI GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment VI GenPar, LP	(Delaware)
GoldPoint Partners Co-Investment VI, LP	(Delaware)
GPP VI - ECI Aggregator LP	(Delaware)
GPP VI Blocker A LLC	(Delaware)
GPP VI Blocker B LLC	(Delaware)
GPP VI Blocker C LLC	(Delaware)
GPP VI Blocker D LLC	(Delaware)
GPP VI Blocker E LLC	(Delaware)
GPP VI Blocker I LLC(Delaware)
GPP CO-Invest VII GenPar, GP LLC	(Delaware)
GPP Co-Invest VII GenPar LP	(Delaware)
GoldPoint Partners Co-Investment VII, LP	(Delaware)
GoldPoint Private Credit GenPar GP, LLC	(Delaware)
GoldPoint Private Credit Fund, LP	(Delaware)	(GoldPoint: 100%)
GoldPoint Partners Canada GenPar, Inc.	(Canada)
NYLCAP Select Manager Canada Fund, LP	(Canada)
NYLCAP Canada II GenPar Inc.	(Canada)
NYLCAP Select Manager Canada Fund II, L.P.	(Canada)
NYLIM Mezzanine Partners II GenPar GP, LLC	(Delaware)
NYLIM Mezzanine Partners II GenPar, LP	(Delaware)
NYLCAP Mezzanine Partners III GenPar GP, LLC	(Delaware)
NYLCAP Mezzanine Partners III GenPar, LP	(Delaware)
NYLCAP Mezzanine Partners III, LP	(Delaware)**
NYLCAP Mezzanine Partners III 2012 Co-Invest, LP	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco B, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco B, LP	(Delaware)
NYLCAP Mezzanine Offshore Partners III, L.P.	(Cayman Islands)
NYLCAP Select Manager GenPar GP, LLC	(Delaware)
NYLCAP Select Manager GenPar, LP	(Delaware)
NYLCAP Select Manager Fund, LP	(Delaware)
NYLCAP Select Manager Cayman Fund, LP	(Cayman Islands)
NYLCAP Select Manager II GenPar GP, LLC	(Delaware)
NYLCAP Select Manager II GenPar GP, L.P.	(Cayman Islands)
NYLCAP Select Manager Fund II, L.P.	(Cayman Islands)**
NYLCAP India Funding LLC	(Delaware)
NYLIM-JB Asset Management Co., LLC	(Mauritius)	(24.66%)[4]
New York Life Investment Management India Fund II, LLC	(Mauritius)
New York Life Investment Management India Fund (FVCI) II, LLC	(Mauritius)
NYLCAP India Funding III LLC	(Delaware)
NYLIM-Jacob Ballas Asset Management Co. III, LLC	(Mauritius)	(24.66%)[5]
NYLIM Jacob Ballas India Fund III (Mauritius) LLC	(Mauritius)
NYLIM Jacob Ballas Capital India (FVCI) III (Mauritius) LLC	(Mauritius)
NYLIM Jacob Ballas India (FII) III (Mauritius) LLC	(Mauritius)
Evolvence Asset Management, Ltd.	(Cayman Islands)	(Goldpoint: 24.5%)
EIF Managers Limited	(Mauritius)	(58.72%)
EIF Managers II Limited	(Mauritius)	(55%)
PA Capital LLC	(Delaware)	(68.14%)
BMG PAPM GP, LLC	(Delaware)
BMG PA Private Markets (Delaware) LP	(Delaware)
BMG PA Private Markets (Cayman) LP	(Cayman Islands)
PACD MM, LLC	(Delaware)
PA Capital Direct, LLC	(Delaware)[7]
PA Credit Program Carry Parent, LLC	(Delaware)
PA Credit Program Cary, LLC	(Delaware)
PACIF Carry Parent, LLC	(Delaware)
PACIF Carry, LLC	(Delaware)
PACIF GP, LLC	(Delaware)
Private Advisors Coinvestment Fund, LP	(Delaware)
PACIF II GP, LLC	(Delaware)
Private Advisors Coinvestment Fund II, LP	(Delaware)
PACIF II Carry Parent, LLC	(Delaware)
PACIF II Carry, LLC	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
PACIF III GP, LLC	(Delaware)
Private Advisors Coinvestment Fund III, LP	(Delaware)
PACIF III Carry Parent, LLC	(Delaware)
PACIF III Carry, LLC	(Delaware)
PACIF IV GP, LLC	(Delaware)
Private Advisors Coinvestment Fund IV, LP	(Delaware)
PACIF IV Carry Parent, LLC	(Delaware)
PACIF IV Carry, LLC	(Delaware)
PAMMF GP, LLC	(Delaware)
PA Middle Market Fund, LP	(Delaware)
PA Hedged Equity Fund, L.P.	(Delaware)
Private Advisors Hedged Equity Fund (QP), L.P.	(Delaware)
Private Advisors Hedged Equity Master Fund	(Delaware)
PASOF GP, LLC	(Delaware)
PA Strategic Opportunities Fund, LP	(Delaware)
PASCBF III GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund III, LP	(Delaware)
PASCBF IV GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund IV, LP	(Delaware)
PASCBF IV Carry Parent, LLC	(Delaware)
PASCBF IV Carry, LLC	(Delaware)
PASCBF V GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund V, LP	(Delaware)
Private Advisors Small Company Buyout V-ERISA Fund, LP	(Delaware)
PASCBF V Carry Parent, LLC	(Delaware)
PASCBF V Carry, LLC	(Delaware)
PASCPEF VI Carry Parent, LLC	(Delaware)
PASCPEF VI Carry, LLC	(Delaware)
PASCPEF VI GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VI, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VI (Cayman), LP	(Cayman Island)
PASCPEF VII GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VII, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VII (Cayman), LP	(Cayman Island)
PASCPEF VII Carry Parent, LLC	(Delaware)
PASCPEF VII Carry, LLC	(Delaware)
PASCPEF VIII GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VIII, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VII (Cayman), LP	(Cayman Island)
PASCPEF IX GP, LLC	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
PA Small Company Private Equity Fund IX, LP	(Delaware)
PA Small Company Private Equity Fund IX, (Cayman), LP	(Cayman Island)
Cuyahoga Capital Partners IV Management Group LLC	(Delaware)
Cuyahoga Capital Partners IV LP	(Delaware)
Cuyahoga Capital Emerging Buyout Partners Management Group LLC	(Delaware)
Cuyahoga Capital Emerging Buyout Partners LP	(Delaware)
PA Real Assets Carry Parent, LLC	(Delaware)
PA Real Assets Carry, LLC	(Delaware)
PA Real Assets Carry Parent II, LLC	(Delaware)
PA Real Assets Carry II, LLC	(Delaware)
PA Emerging Manager Carry Parent, LLC	(Delaware)
PA Emerging Manager Carry, LLC	(Delaware)
PA Emerging Manager Carry Parent II, LLC	(Delaware)
PA Emerging Manager Carry II, LLC	(Delaware)
RIC I GP, LLC	(Delaware)
Richmond Coinvestment Partners I, LP	(Delaware)
RIC I Carry Parent, LLC	(Delaware)
RIC I Carry, LLC	(Delaware)
PASF V GP, LLC	(Delaware)
Private Advisors Secondary Fund V, LP	(Delaware)
PASF V Carry Parent, LLC	(Delaware)
PASF V Carry, LLC	(Delaware)
PASF VI GP, LLC	(Delaware)
PA Secondary Fund VI, LP	(Delaware)
PA Secondary Fund VI Coinvestments, LP	(Delaware)	(68.14%)
PA Secondary Fund VI (Cayman), LP	(Cayman Islands)	(68.14%)
PARAF GP, LLC	(Delaware)
Private Advisors Real Assets Fund, LP	(Delaware)
PARAF Carry Parent, LLC	(Delaware)
PARAF Carry, LLC	(Delaware)
PASCCIF GP, LLC	(Delaware)
Private Advisors Small Company Coinvestment Fund, LP	(Delaware)
Private Advisors Small Company Coinvestment Fund-ERISA, LP	(Delaware)
PASCCIF II GP, LLC	(Delaware)
PA Small Company Coinvestment Fund II, LP	(Delaware)
PA Small Company Coinvestment Fund II (Cayman), LP	(Cayman Islands)
PASCCIF Carry Parent, LLC	(Delaware)
PASCCIF Carry, LLC	(Delaware)
PARAF II GP, LLC	(Delaware)
Private Advisors Real Assets Fund II, LP	(Delaware)
Private Advisors Hedged Equity Fund, Ltd.	(Cayman Islands)	(0%)
Private Advisors Hedged Equity Fund, (QP), Ltd.	(Cayman Islands)	(0%)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Private Advisors Hedged Equity Master Fund, Ltd.	(Cayman Islands)	(owned by two funds above)
SAF GP LLC	(Delaware)
Social Advancement Fund, LP	(Delaware)
WTP GP, LLC	(Delaware)
West Tower Partners, LP	(Delaware)
West Tower Partners, Ltd.	(Cayman Islands)[8]
West Tower Partners SPC	(Cayman Islands)
Washington Pike GP, LLC	(Delaware)
Washington Pike, LP	(Delaware)
RidgeLake Partners GP, LLC	(Delaware)
RidgeLake Partners, LP	(Delaware)
NYLCAP Holdings (Mauritius)	(Mauritius)
Jacob Ballas Capital India PVT. Ltd.	(Mauritius)	(23.30%)
Industrial Assets Holdings Limited	(Mauritius)	(28.02%)
JB Cerestra Investment Management LLP	(Mauritius)
NYLIM Service Company LLC	(Delaware)
NYL Workforce GP LLC	(Delaware)
New York Life Investment Management LLC	(Delaware)
NYLIM Fund II GP, LLC	(Delaware)
NYLIM-TND, LLC	(Delaware)
New York Life Investment Management Hong Kong Limited	(China)
WFHG GP, LLC	(Delaware)	(50%)
Workforce Housing Fund I-2007 LP	(Delaware)	(50%)
IndexIQ Holdings Inc.	(Delaware)	(“IQ Holdings”)
IndexIQ LLC	(Delaware)	(NYLIMH: 74.37%, IQHoldings: 25.63%)
IndexIQ Advisors LLC	(Delaware)
IndexIQ Active ETF Trust	(Delaware)[7]	(NYLIAC: 98.5%)
IQ MacKay Shields Municipal Insured ETF		(NYL: 0.00%)
IQ MacKay Shields Municipal Intermediate ETF		(NYL: 0.00%)
IQ Ultra Short Duration ETF		(NYL: 0.00%)
IQ MacKay ESG Core Plus Bond ETF		(NYLIAC: 95.02%)
IQ MacKay California Municipal Intermediate ETF		(NYLIM: 49.01%, NYLIAC: 50%)
IndexIQ ETF Trust	(Delaware)	(NYLIC: 10.2%)
IQ 50 Percent Hedged FTSE International ETF		(NYLIM: 48.91%)
IQ 500 International ETF		(NYLIM Holdings: 98.86%)
IQ Chaikin US Large Cap ETF		(NYLIM Holdings: 98.04%)
IQ Chaikin US Small Cap ETF		(NYLIM Holdings: 80.25%)
IQ Clean Oceans ETF		(NYLIAC: 94.85%)
IQ Cleaner Transport ETF		(NYLIAC: 75.90%)
IQ Engender Equality ETF		(NYLIAC: 66.69%)
IQ Global Agribusiness Small Cap ETF		(NYL: 0.00%)
IQ Global Resources ETF		(NYL: 0.00%)
IQ Healthy Hearts ETF		(NYLIAC: 79.77%)
IQ Hedge Event-Driven Tracker ETF		(NYL: 0.00%)
IQ Hedge Long/Short Tracker ETF		(NYL: 0.00%)
IQ Hedge Macro Tracker ETF		(NYL: 0.00%)
IQ Hedge Market Neutral Tracker ETF		(NYL: 0.00%)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
IQ Hedge Multi-Strategy Tracker ETF		(NYL: 0.00%)
IQ Merger Arbitrage ETF		(NYL: 0.00%)
IQ Real Return ETF		(NYL: 0.00%)
IQ S&P High Yield Low Volatility Bd ETF		(NYLIM Holdings: 54.57%)
IQ US Real Estate Small Cap ETF		(NYL: 0.00%)
IQ Candriam ESG International Equity ETF		(NYLIM: 95.09%)
IQ Candriam ESG US Equity ETF		(NYLIM: 88.54%)
New York Life Investment Management Holdings International	(Luxembourg)
New York Life Investment Management Holdings II International	(Luxembourg)
Candriam Group (“CG”)	(Luxembourg)
CGH UK Acquisition Company Limited	(UK)
Tristan Capital Partners Holdings Limited	(England & Wales)	(49%)
Tristan Capital Holdings Limited	(England & Wales)
Tristan Capital Partners LLP	(England & Wales)
EPISO 4 Co-Investment LLP	(England & Wales)	(50%, Tristan Capital Partners LLP 50%)
EPISO 4 (GP) LLP	(England & Wales)	(16%) (5 individual members)
EPISO 4 Incentive Partners LLP	(England & Wales)	(4.7%) (18 Individual members and three corporate members)
CCP 5 Co-Investment LLP	(England & Wales)	(50%, Tristan Capital Partners LLP 50%)
Tristan Capital Limited	(England & Wales)
Tristan Capital Partners LLP	(England & Wales)	(92%)(25 individual members)
CCP III Co-Investment (GP) Limited	(Scotland)
CCP III Co-Investment LP	(Scotland)
CCP IV Co-Investment LP	(Scotland)
CCP III (GP) LLP	(England & Wales)	(50%)
CCP III Incentive Partners (GP) Limited	(Scotland)
CCP III Incentive Partners LP	(Scotland)
CCP IV Incentive Partners LP	(Scotland)
Curzon Capital Partners III (GP) Limited	(England & Wales)
CCP III (GP) LLP	(England & Wales)	(50%)
EPISO 3 Co-Investment (GP) Limited	(Scotland)
EPISO 3 Co-Investment LP	(Scotland)
EPISO 3 Incentive Partners (GP) Limited	(Scotland)
EPISO 3 Incentive Partners LP	(Scotland)
EPISO 3 IOM Limited	(Isle of Man)
CCP IV (GP) LLP	(England & Wales)	(50%)
Curzon Capital Partners IV (GP) Limited	(England & Wales)
CCP 5 GP LLP	(England & Wales)	(33%) (2 individual members)
CCP 5 Pool Partnership GP Limited	(Jersey)
CCP 5 Pool Partnership SLP	(Jersey)
Tristan Capital Partners Asset Management Limited	(England & Wales)
TCP Poland Spolka z ograniczoną odpowiedzialnoscią	(Poland)
TCP Co-Investment (GP) S.à.r.l.	(Luxembourg)
TCP Co-Investment SCSP	(Luxembourg)
TCP Incentive Partners SCSP	(Luxembourg)
TCP Incentive Partners (GP) S.à.r.l.	(Luxembourg)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
German Property Performance Partners Investors Feeder Verwaltungs GmbH	(Germany)
Verwaltungs GmbH	(Germany)
EPISO 4 (GP) S.à.r.l.	(Luxembourg)
EPISO 4 (GP) II S.à.r.l.	(Luxembourg)
Tristan (Holdings) Limited	(England & Wales)	(40%) (10 shares held by an individual)
EPISO 3 Feeder (GP) Limited	(Scotland)	(40%)
CCP V Feeder (GP) LLP	(England & Wales)	(40%) (2 individual members)
EPISO 4 Feeder (GP) LLP	(England & Wales)	(40%) (2 individual members)
CCP 5 Feeder LLP	(England & Wales)	(33%) (40%) (2 individual members)
Tristan Global Securities GP Limited	(Cayman Islands)	(40%)
Tristan Global Securities LP	(Cayman Islands)	(40%)
KTA Holdco	(Luxembourg)	(CANLUX: 66.67%, NYLIAC: 33.33%)
Kartesia Management SA	(Luxembourg)	(33%)
Kartesia UL Ltd.	(UK)
Kartesia Belgium	(Belgium)
Kartesia Credit FFS	(France)
Kartesia GP III	(Luxembourg)
Kartesia Credit Opportunities III S.C.A., SICAV-SIF	(Luxembourg)
Kartesia Securities	(Luxembourg)
Kartesia III Topcp S.a.r.l.	(Luxembourg)
Kartesia GP IV	(Luxembourg)
Kartesia Credit Opportunities IV SCS SICAV-SIF	(Luxembourg)
Kartesia Securities IV	(Luxembourg)
Kartesia Securities IV Topco S.a.r.l.	(Luxembourg)
Kartesia Master GP	(Luxembourg)
Kartesia Credit Opportunities V Feeder SCS	(Luxembourg)
Kartesia Senior Opportunities I SCS, SICAV-RAIF	(Luxembourg)
KASS Unleveled S.a.r.l.	(Luxembourg)
KSO I Topco S.a.r.l.	(Luxembourg)
Kartesia Credit Opportunities V SCS	(Luxembourg)
Kartesia Securities V S.a.r.l.	(Luxembourg)
Candriam Luxco S.a.r.l.	(Luxembourg)	(“CANLUXS”)
Candriam Luxembourg	(Luxembourg)	(”CANLUX”) (CG: 90.394%; 1 share held by CANLUXS)
Candriam Luxembourg Italy Branch
Candriam Luxembourg UK Establishment
Candriam Luxembourg Germany Branch
Candriam Luxembourg US Branch
Candriam Luxembourg Spain Branch
Candriam Luxembourg Netherlands Branch
Candriam Luxembourg MENA Branch	(Dubai, UAE)
Candriam Belgium	(Belgium)	(“CANBEL”) (100.00%)
Candriam France	(France)	(”CANFR”)
Candriam Monétaire SICAV	(France)	(CANBEL: 2.86%; CANFR: 2.38%, CIG: 0.01%)
Candriam Switzerland LLC	(Switzerland)
Candriam GP	(Luxembourg)
Belfius Fund	(Luxembourg)	(SICAV with Board controlled by Candriam)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Belfius Fund Belgian Small & Mid Caps		(0.00%)
Belfius Equities	(Belgian)	(CIG:0.00%)
BIL Invest	(Luxembourg)	(0.00%)
BlueOrchard Microfinance Fund	(Luxembourg)	(0.00%)
Cordius	(Luxembourg)	(CANLUX: 4.52%, CANBEL: 4.68%)
Cordius CIG		(“CIG”) (CANLUX: 50.88%; CANBEL: 49.12%)
Candriam Absolute Return	(Luxembourg)	(0.00%, CIG: 1.67%)
Candriam Absolute Return Equity Market Neutral	(Lux)	(0.00%, CIG: 1.74%)
Candriam Absolute Return Long Short Digital Equity		(0.00%, CIG: 0.02%)
Candriam Alternative	(Luxembourg)	(CANLUX: 100%, NYLIAC: 0.00%, CIG: 0.00%)
Candriam Alternative Systemat		(CANLUX: 100%, NYLIAC: 0.00%, CIG: 0.00%)
Candriam Bonds	(Luxembourg)	(CANLUX: 0.00%, NYLIAC: 0.18%, CANFR: 0.00%, CIG: 0.00%)
Candriam Bonds Capital Securities		(CANFR: 0.00%, CIG: 0.01%)
Candriam Bonds Convertible Defensive		(CANLUX: 0.00%)
Candriam Bonds Convertible Opportunities		(0.00%)
Candriam Bonds Credit Alpha		(NYLIAC: 22.69%, CIG: 0.01%)
Candriam Bonds Credit Opportunities		(CANLUX: 0.00%)
Candriam Bonds Emerging Debt Local Currencies		(CANLUX: 0.00%, CIG: 0.02%)
Candriam Bonds Emerging Markets		(CANLUX: 0.00%, CANFR: 0.00%)
Candriam Bonds Emerging Markets Corporate		(0.00%)
Candriam Bonds Emerging Markets Total Return		(0.00%)
Candriam Bonds Euro		(0.00%)
Candriam Bonds Euro Corporate		(0.00%)
Candriam Bonds Euro Corporate Financials		(0.00%)
Candriam Bonds Euro Diversified		(0.00%)
Candriam Bonds Euro Government		(0.00%)
Candriam Bonds Euro High Yield		(CANFR 0.00%, CANLUX: 0.00%)
Candriam Bonds Euro Short Term		(0.00%)
Candriam Bonds Euro Long Term		(CIG: 0.02%)
Candriam Bonds Floating Rate Notes		(0.00%)
Candriam Bonds Global Government		(0.00%)
Candriam Bonds Global High Yield		(CANLUX: 0.00%)
Candriam Bonds Global Inflation Short Duration		(0.00%)
Candriam Bonds Global Sovereign Quality		(CIG: 0.01%)
Candriam Bonds International		(CIG: 0.02%)
Candriam Bonds Total Return		(CANLUX: 0.00%)
Candriam Bonds Total Return Defensive		(0.00%)
Candriam Business Equities	(Belgium)	(0.00%)
Candriam Business Equities EMU		(0.00%)
Candriam Business Equities Global Income		(0.00%)
Candriam Diversified Futures		(CIG: 2.44%)
Candriam Equities L	(Luxembourg)	(NYLIAC: 0.09%)
Candriam Equities L Asia		(0.00%)
Candriam Equities L Australia		(0.00%)
Candriam Equities L Biotechnology		(0.00%)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Candriam Equities L Emerging Markets		(0.00%)
Candriam Equities L EMU Innovation		(CIG: 0.01%)
Candriam Equities L Europe Conviction		(0.00%, CIG: 0.01%)
Candriam Equities L Europe Innovation		(0.00%)
Candriam Equities L Europe Optimum Quality		(0.00%)
Candriam Equities L Europe Small & Mid Caps		(0.00%)
Candriam Equities L Global Demography		(0.00%)
Candriam Equities L Japan		(CANLUX: 0.00%)
Candriam Equities L Life Care		(CIG: 0.03%)
Candriam Equities L Oncology Impact		(0.00%)
Candriam Equities L Risk Arbitrage Opportunities		(NYLIAC: 12.95%, CIG: 0.01%)
Candriam Equities L Robotics & Innovation Technology		(0.00%)
Candriam Fund	(Luxembourg)	(0.00%)
Candriam Fund Sustainable Euro Corporate Bonds Fossil Free		(CIG: 0.00%)
Candriam Fund Sustainable European Equities Fossil Free		(CIG: 0.00%)
Candriam GF	(Luxembourg)	(NYLIAC: 53.5%, CIG: 0.02%)
Candriam GF AUSBIL Global Essential Infrastructure		(NYLIAC: 77.05%, CIG: 0.02%)
Candriam GF Short Duration US High Yield Bonds		(CIG 0.12%)
Candriam GF U.S. Equity Opportunities		(0.00%)
Candriam GF US Corporate Bonds		(NYLIAC: 95.06%)
Candriam GF US High Yield Corporate Bonds		(NYLIAC: 41.15%, CIG: 0.01%)
Candriam Global Alpha	(Luxembourg)	(CIG: 0.31%)
Candriam Impact One	(Luxembourg)	(NYLIAC: 32.79%)
Candriam Index Arbitrage	(Luxembourg)	(0.00%)
Candriam L	(Luxembourg)	(CIG: 0.06%)
Candriam L Balanced Asset Allocation		(CIG: 0.00%)
Candriam L Conservative Asset Allocation		(0.00%)
Candriam, L Defensive Asset Allocation		(CIG: 0.06%)
Candriam L Dynamic Asset Allocation		(CIG: 4.41%)
Candriam L Multi-Asset Income		(0.00%)
Candriam L Multi-Asset Income & Growth		(0.00%, CIG: 0.01%)
Candriam L Multi-Asset Premia		(CIG: 0.03%)
Candriam Long Short Credit		(0.00%)
Candriam MM Multi Strategies	(France)	(CIG: 0.08%)
Candriam Money Market	(Luxembourg)	(0.00%)
Candriam Money Market Euro		(CANFR: 0.00%)
Candriam Money Market Euro AAA		(0.00%)
Candriam Money Market Usd		(0.00%)
Candriam Multi-Strategies	(Luxembourg)	(CANBEL 16.51%, CANFR: 25.32%, CANLUX: 58.14%, CIG: 0.01%)
Candriam Patrimoine Obli-Inter	(France)	(0.00%)
Candriam Quant	(Luxembourg)	(CIG: 0.01%)
Candriam Quant Equities Europe		(0.00%)
Candriam Quant Equities Multi-Factor EMU		(CIG: 0.06%)
Candriam Quant Equities Multi-Factor Global		(CIG 0.01%)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Candriam Quant Equities USA		(CIG: 0.01%)
Candriam Risk Arbitrage	(Luxembourg)	(0.00%)
Candriam SRI	(Luxembourg)	(CANLUX: 0.01%, CANBEL: 0.00%, CANFR: 0.0%)
Candriam SRI Bond Emerging Markets		(CANLUX: 0.01%, CANFR: 0.00%)
Candriam SRI Bond Euro		(CANLUX: 0.04%)
Candriam SRI Bond Euro Aggregate Index		(CIG: 0.01%)
Candriam SRI Bond Euro Corporate		(CANLUX: 0.03%)
Candriam SRI Bond Euro Short Term		(0.00%)
Candriam SRI Bond Global		(0.00%)
Candriam SRI Bond Global High Yield		(CANLUX: 0.02%)
Candriam SRI Defensive Asset Allocation		(0.00%)
Candriam SRI Equity Circular Economy		(CIG: 0.01)
Candriam SRI Equity Climate Action		(0.00%)
Candriam SRI Equity Emerging Markets		(CANLUX: 0.01%)
Candriam SRI Equity EMU		(CANLUX: 0.02%)
Candriam SRI Equity Europe		(CANLUX: 0.01%)
Candriam SRI Equity North America		(CANLUX: 0.01%)
Candriam SRI Equity Pacific		(0.01%)
Candriam SRI Equity World		(CANLUX: 0.01%)
Candriam SRI Money Market Euro		(0.00%)
Candriam Sustainable	(Luxembourg)	(NYLIAC: 0.12%, CIG: 0.02%)
Candriam Sustainable Bond Emerging Markets		(0.00%)
Candriam Sustainable Bond Euro		(0.00%)
Candriam Sustainable Bond Euro Aggregate Index		(0.00%)
Candriam Sustainable Bond Euro Corporate		(0.00%)
Candriam Sustainable Bond Euro Short Term		(0.00%)
Candriam Sustainable Bond Global		(0.00%)
Candriam Sustainable Bond Global High Yield		(0.00%)
Candriam Sustainable Bond Impact		(NYLIAC: 46.13%, CIG: 0.01%)
Candriam Sustainable Defensive Asset Allocation		(0.00%)
Candriam Sustainable Equity Children		(CIG: 100%)
Candriam Sustainable Equity Circular Economy		(CIG: 0.00%)
Candriam Sustainable Equity Climate Action		(0.00%)
Candriam Sustainable Equity Emerging Markets		(0.00%)
Candriam Sustainable Equity EMU		(0.00%)
Candriam Sustainable Equity Europe		(0.00%)
Candriam Sustainable Equity Europe Small & Mid Caps		(0.00%)
Candriam Sustainable Equity Future Mobility		(CIG: 0.12%)
Candriam Sustainable Equity North America		(0.00%)
Candriam Sustainable Equity Pacific		(CIG: 0.01%)
Candriam Sustainable Equity US		(0.00%)
Candriam Sustainable Equity World		(0.00%)
Candriam Sustainable Equity Money Market Euro		(0.00%)
Candriam Sustainable (B)	(Luxembourg)	(CANLUX: 0.01%, CIG: 0.00%)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Candriam Sustainable Euro Bonds		(0.00%)
Candriam Sustainable Euro Corporate Bonds		(0.00%)
Candriam Sustainable Euro Short Term Bonds		(CIG: 0.01%)
Candriam Sustainable Europe		(0.00%)
Candriam Sustainable High		(0.00%)
Candriam Sustainable Low		(0.00%)
Candriam Sustainable Medium		(0.00%)
Candriam Sustainable North America		(CIG: 0.01%)
Candriam Sustainable Pacific		(0.00%)
Candriam Sustainable World		(0.00%)
Candriam Sustainable World Bonds		(CIG: 0.45%)
Candriam World Alternative	(Luxembourg)	(NYLIAC: 41.72%)
Candriam World Alternative Alphamax		(NYLIAC: 42.27%)
Cleome Index	(Luxembourg)	(0.00%)
Cleome Index EMU Equities		(0.00%)
Cleome Index Euro Corporate Bonds		(0.00%)
Cleome Index Euro Government Bonds		(0.00%)
Cleome Index Euro Long Term Bonds		(0.00%)
Cleome Index Euro Short Term Bonds		(0.00%)
Cleome Index Europe Equities		(0.00%)
Cleome Index Global Equities		(CIG: 0.09%)
Cleome Index USA Equities		(0.00%)
Cleome Index World Equities		(0.00%)
Paricor		(CIG: 0.06%)
Paricor Patrimonium		(CIG0.07%)
IndexIQ		(CIG: 26%)
IndexIQ Factors Sustainable Corporate Euro Bond		(CIG: 19%)
IndexIQ Factors Sustainable EMU Equity		(CIG: 3.49%)
IndexIQ Factors Sustainable Europe Equity		(CIG: 9.0%)
IndexIQ Factors Sustainable Japan Equity		(CIG: 14%)
IndexIQ Factors Sustainable Sovereign Euro Bond		(CIG: 48%)
Ausbil Investment Management Limited	(Australia)	(“AUSBIL”) (79.22%)
Ausbil Australia Pty. Ltd.	(Australia)
Ausbil Asset Management Pty. Ltd.	(Australia)
Ausbil Global Infrastructure Pty. Limited	(Australia)	(55%) (45% owned by 4 employees)
ISPT Holding	(Australia)	(0.037%)
Ausbil Investment Management Limited Employee Share Trust	(Australia)	(Ausbil: 100%)
Ausbil 130/30 Focus Fund	(Australia)[6]
Ausbil IT - Ausbil Active Sustainable Equity Fund	(Australia)	(NYLIAC 14.26) (Ausbil has sole authority over fund)
Ausbil Australian Active Equity Fund	(Australia)
Ausbil Australian Concentrated Equity Fund	(Australia)
Ausbil Australian Emerging Leaders Fund	(Australia)
Ausbil Australian Geared Equity Fund	(Australia)
Ausbil Australian SmallCap Fund	(Australia)
Ausbil Balanced Fund	(Australia)
Ausbil EGS Focus Fund	(Australia)
Ausbil Global Essential Infrastructure Fund	(Australia)	(NYLIAC: 19.56%)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Ausbil IT - Ausbil Global SmallCap Fund	(Australia)	(NYLIAC: 32.51%)
Ausbil IT - MacKay Shields Multi-Sector Bond Fund	(Australia)	(NYLIAC: 98.94%)
Ausbit IT – Ausbil Long Short Focus Fund	(Australia)	(NYLIAC: 21.80%)
NYLIFE Distributors LLC	(Delaware)
Flatiron RR LLC	(Delaware)
Flatiron CLO 2013-1-Ltd.	(Cayman Islands)	(NYL: 0%) (NYLIC: 25% equity)
Flatiron CLO 2015-1 Ltd.	(Cayman Islands)	(NYL: 0%) (NYL Investors Approx. 59.155% Equity)
Flatiron CLO 17 Ltd.	(Cayman Islands)	(NYL: 0%) (NYLIC: 4.09% debt, NYL Investors 54% equity)
Flatiron CLO 18 Ltd.	(Cayman Islands)	(NYL: 0%) (NYL Investors 100% Equity)
Flatiron CLO 18 Funding Ltd.	(Cayman Islands)	(NYL: 100%)
Flatiron CLO 19 Funding Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 20 Funding Ltd.	(Cayman Islands)	(NYL: 0%) (NYL Investors 62% Equity)
Flatiron CLO 21 Ltd.	(Cayman Islands)	(NYL: 0%) (NYL Investors 62% Equity)
Flatiron RR CLO 22 LLC.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 23 Ltd. (Cayman Islands)	(Cayman Islands)	(NYL: 0%)
Flatiron RR CLO 24 Ltd. (Cayman Islands)	(Cayman Islands)	(NYL: 0%)
Flatiron RR LLC, Manager Series	(Delaware)
Flatiron RR LLC, Retention Series	(Delaware)
Stratford CDO 2001-1 Ltd.	(Cayman Islands)
NYLIFE LLC	(Delaware)
Eagle Strategies LLC	(Delaware)
Fabric of Family LLC	(Delaware)
New York Life Capital Corporation	(Delaware)
New York Life Trust Company	(New York)
NYLIFE Securities LLC	(Delaware)
NYLINK Insurance Agency Incorporated	(Delaware)
NYLUK I Company	(United Kingdom)
NYLUK II Company	(United Kingdom)
Gresham Mortgage	(United Kingdom)
W Construction Company	(United Kingdom)
WUT	(United Kingdom)
WIM (AIM)	(United Kingdom)
Silver Spring, LLC	(Delaware)
Silver Spring Associates, L.P.	(Pennsylvania)
SCP 2005-C21-002 LLC	(Delaware)
SCP 2005-C21-003 LLC	(Delaware)
SCP 2005-C21-006 LLC	(Delaware)
SCP 2005-C21-007 LLC	(Delaware)
SCP 2005-C21-008 LLC	(Delaware)
SCP 2005-C21-009 LLC	(Delaware)
SCP 2005-C21-017 LLC	(Delaware)
SCP 2005-C21-018 LLC	(Delaware)
SCP 2005-C21-021 LLC	(Delaware)
SCP 2005-C21-025 LLC	(Delaware)
SCP 2005-C21-031 LLC	(Delaware)
SCP 2005-C21-036 LLC	(Delaware)
SCP 2005-C21-041 LLC	(Delaware)
SCP 2005-C21-043 LLC	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
SCP 2005-C21-044 LLC	(Delaware)
SCP 2005-C21-048 LLC	(Delaware)
SCP 2005-C21-061 LLC	(Delaware)
SCP 2005-C21-063 LLC	(Delaware)
SCP 2005-C21-067 LLC	(Delaware)
SCP 2005-C21-069 LLC	(Delaware)
SCP 2005-C21-070 LLC	(Delaware)
NYMH-Ennis GP, LLC	(Delaware)
NYMH-Ennis, L.P.	(Texas)
NYMH-Freeport GP, LLC	(Delaware)
NYMH-Freeport, L.P.	(Texas)
NYMH-Houston GP, LLC	(Delaware)
NYMH-Houston, L.P.	(Texas)
NYMH-Plano GP, LLC	(Delaware)
NYMH-Plano, L.P	(Texas)
NYMH-San Antonio GP, LLC	(Delaware)
NYMH-San Antonio, L.P.	(Texas)
NYMH-Stephenville GP, LLC	(Delaware)
NYMH-Stephenville, L.P.	(Texas)
NYMH-Taylor GP, LLC	(Delaware)
NYMH-Taylor, L.P.	(Texas)
NYMH-Attleboro MA, LLC	(Delaware)
NYMH-Farmingdale, NY LLC	(Delaware)
NYLMDC-King of Prussia GP, LLC	(Delaware)
NYLMDC-King of Prussia Realty, LP	(Delaware)
NYLife Real Estate Holdings LLC	(Delaware)
Huntsville NYL LLC	(Delaware)
CC Acquisitions, LP	(Delaware)
REEP-IND Cedar Farms TN LLC	(Delaware)
REEP-IND Continental NC LLC	(Delaware)
LRC-Patriot, LLC	(Delaware)	(93%)
REEP-LRC Industrial LLC	(Delaware)
REEP-IND Forest Park NJ LLC	(Delaware)
FP Building 4 LLC	(Delaware)
FP Building 1-2-3 LLC	(Delaware)
FP Building 17, LLC	(Delaware)
FP Building 20, LLC	(Delaware)
FP Mantua Grove LLC	(Delaware)
FP Lot 1.01 LLC	(Delaware)
REEP-IND NJ LLC	(Delaware)
NJIND JV LLC	(Delaware)	(93%)
NJIND Hook Road LLC	(Delaware)
NJIND Bay Avenue Urban Renewal LLC	(Delware)
NJIND Bay Avenue LLC	(Delaware)
NJIND Corbin Street LLC	(Delaware)
REEP-MF Cumberland TN LLC	(Delaware)
Cumberland Apartments, LLC	(Tennessee)
REEP-MF Enclave TX LLC	(Delaware)
Enclave CAF LLC	(Delaware)
REEP-MF Marina Landing WA LLC	(Delaware)
REEP-SP Marina Landing LLC	(Delaware)	(98%)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
REEP-MF Mira Loma II TX LLC	(Delaware)
Mira Loma II, LLC	(Delaware)	(50%)
REEP-MF Summitt Ridge CO LLC	(Delaware)
Summitt Ridge Apartments, LLC	(Delaware)
REEP-MF Woodridge IL LLC	(Delaware)
REEP-OF Centerpointe VA LLC	(Delaware)
Centerpointe (Fairfax) Holdings LLC	(Delaware)	(50%)
REEP-OFC 575 Lex NY LLC	(Delaware)
REEP-OFC 575 Lex NY GP LLC	(Delaware)
Maple REEP-OFC 575 Lex Holdings LP	(Delaware)	(50%)
Maple REEP-OFC 575 Lex Owner LLC	(Delaware)	(50%)
REEP-RTL SASI GA LLC	(Delaware)
REEP-RTL Bradford PA LLC	(Delaware)
REEP-OFC Royal Centre GA LLC	(Delaware)
Royal Centre, LLC	(Delaware)	(90%)
REEP-RTL CTC NY LLC	(Delaware)
REEP-OFC 5005 LBJ Freeway TX LLC	(Delaware)	(97%)
5005 LBJ Tower LLC	(Delaware)	(97%)
REEP-OFC/RTL MARKET ROSS TX LLC	(Delaware)
MARKET ROSS TX JV LLC	(Delaware)	(98.7%)
MARKET ROSS TX GARAGE OWNER LLC	(Delaware)
MARKET ROSS TX OFFICE OWNER LLC	(Delaware)
MARKET ROSS TX RETAIL OWNER LLC	(Delaware)
REEP-MF SPENCER NV LLC	(Delaware)
REEP-HZ SPENCER JV LLC	(Delaware)	(92.7%)
REEP-HZ SPENCER LLC	(Delaware)
REEP-OFC/RTL MARKET ROSS TX LLC	(Delaware)
MARKET ROSS TX JV LLC	(Delaware)	(98.7%)
MARKET ROSS TX GARAGE OWNER LLC	(Delaware)
MARKET ROSS TX OFFICE OWNER LLC	(Delaware)
MARKET ROSS TX RETAIL OWNER LLC	(Delaware)
REEP-OFC Mallory TN LLC	(Delaware)
3665 Mallory JV LLC	(Delaware)	(90.9%)
REEP-OFC WATER RIDGE NC LLC	(Delaware)
REEP-OFC Viridian AZ LLC	(Delaware)
REEP-Hines Viridian JV LLC	(Delaware)	(73.0309%)
REEP-MF H16 LLC	(Delaware)
REEP-MF H16 CA LLC	(Delaware)
REEP-OFC 2300 Empire LLC	(Delaware)
REEP-MF Wynnewood PA LLC	(Delaware)
Wynnewood JV LLC	(Delaware)	(100%)
REEP-MU Fayetteville NC LLC	(Delaware)	(100%)
501 Fayetteville JV LLC	(Delaware)	(85%)
501 Fayetteville Owner LLC	(Delaware)	(100%)
REEP-MU SOUTH GRAHAM NC LLC	(Delaware)
401 SOUTH GRAHAM JV LLC	(Delaware)	(90%)
401 SOUTH GRAHAM OWNER LLC	(Delaware)
REEP-IND COMMERCE CITY CO LLC	(Delaware)
REEP-BRENNAN COMMERCE CITY JV LLC	(Delaware)
REEP-MF ART TOWER OR LLC	(Delaware)
REEP-WP ART TOWER JV LLC	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
REEP-OFC Mass Ave MA LLC	(Delaware)
REEP-MF FARMINGTON IL LLC	(Delaware)
REEP-MARQUETTE FARMINGTON JV LLC	(Delaware)	(90%)
REEP-MARQUETTE FARMINGTON OWNER LLC	(Delaware)
2015 DIL PORTFOLIO HOLDINGS LLC	(Delaware)	(NYLIC: 100%)
PA 180 KOST RD LLC	(Delaware)
2017 CT REO HOLDINGS LLC	(Delaware)	(NYLIC: 62.307692%; NYLIAC: 37.692308%)
Cortlandt Town Center LLC	(Delaware)
REEP-HZ SPENCER LLC	(Delaware)
REEP-IND 10 WEST AZ LLC	(Delaware)
REEP-IND 4700 Nall TX LLC	(Delaware)
REEP-IND Aegean MA LLC	(Delaware)
REEP-IND Alpha TX LLC	(Delaware)
REEP-IND MCP VIII NC LLC	(Delaware)
REEP-IND CHINO CA LLC	(Delaware)
REEP-IND FRANKLIN MA HOLDER LLC	(Delaware)
REEP-IND FREEDOM MA LLC	(Delaware)
REEP-IND Fridley MN LLC	(Minnesota)
REEP-IND Green Oaks IL LLC	(Delaware)
REEP-IND Kent LLC	(Delaware)
REEP-IND LYMAN MA LLC	(Delaware)
REEP- IND MCP II NC LLC	(Delaware)
REEP- IND MCP III NC LLC	(Delaware)
REEP- IND MCP IV NC LLC	(Delaware)
REEP- IND MCP V NC LLC	(Delaware)
REEP- IND MCP VII NC LLC	(Delaware)
REEP-INC MCP III OWNER NC LLC	(Delaware)
REEP-IND RTG NC LLC	(Delaware)
REEP-IND Simonton TX LLC	(Delaware)
REEP-IND Valley View TX LLC	(Delaware)
REEP-IND Valwood TX LLC	(Delaware)
REEP-MF 960 East Paces Ferry GA LLC	(Delaware)
REEP-MF 960 EPF Opco GA LLC	(Delaware)
REEP-MF Emblem DE LLC	(Delaware)
REEP-MF Gateway TAF UT LLC	(Delaware)	(NYLIC: 99%, NYLIAC: 1%)
REEP-WP Gateway TAB JV LLC	(Delaware)	(LLC: 99%, NYLIAC: 1%)
REEP-MF Issaquah WA LLC	(Delaware)
REEP-MF Mount Vernon GA LLC	(Delaware)
REEP-MF Mount Laurel NJ LLC	(Delaware)
REEP-MF NORTH PARK CA LLC	(Delaware)
REEP-MF AVERY TX LLC	(Delaware)
REEP-AVERY OWNER LLC	(Delaware)
REEP-MF Verde NC LLC	(Delaware)
REEP-MF Wallingford WA LLC	(Delaware)
REEP-OFC Bellevue WA LLC	(Delaware)
REEP-OFC Financial Center FL LLC	(Delaware)
REEP-OFC WATER RIDGE NC HOLDCO LLC	(Delaware)
REEP-OFC ONE WATER RIDGE NC LLC	(Delaware)
REEP-OFC TWO WATER RIDGE NC LLC	(Delaware)
REEP-OFC FOUR WATER RIDGE NC LLC	(Delaware)

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
REEP-OFC FIVE WATER RIDGE NC LLC	(Delaware)
REEP-OFC SIX WATER RIDGE NC LLC	(Delaware)
REEP-OFC SEVEN WATER RIDGE NC LLC	(Delaware)
REEP-OFC EIGHT WATER RIDGE NC LLC	(Delaware)
REEP-OFC NINE WATER RIDGE NC LLC	(Delaware)
REEP-OFC TEN WATER RIDGE NC LLC	(Delaware)
REEP-OFC ELEVEN WATER RIDGE NC LLC	(Delaware)
REEP-MF FOUNTAIN PLACE MN LLC	(Delaware)
REEP-MF FOUNTAIN PLACE LLC	(Delaware)
REEP-MF Park-Line FL LLC	(Delaware)
REEP-OFC 2300 Empire CA LLC	(Delaware)
REEP-IND 10 WEST II AZ LLC	(Delaware)
REEP-RTL Flemington NJ LLC	(Delaware)
REEP-RTL Mill Creek NJ LLC	(Delaware)
REEP-RTL NPM GA LLC	(Delaware)
REEP TAB ONE LLC	(Delaware)
REEP-RTL DTC VA LLC	(Delaware)
REEP-RTL DTC-S VA LLC	(Delaware)	(NYLIC: 37%, NYLIAC: 63%)
NJIND Raritan Center LLC	(Delaware)
NJIND Talmadge Road LLC	(Delaware)
NJIND Melrich Road LLC	(Delaware)
FP Building 18, LLC	(Delaware)
FP Building 19, LLC	(Delaware)
Enclave CAF, LLC	(Delaware)
Summitt Ridge Apartments, LLC (Delaware)	(Delaware)
PTC Acquisitions, LLC	(Delaware)
Martingale Road LLC	(Delaware)
New York Life Funding	(Cayman Islands)[7]
New York Life Global Funding	(Delaware)[7]
Government Energy Savings Trust 2003-A (GEST)	(New York)[8]
UFI-NOR Federal Receivables Trust, Series 2009B	(New York)[8]
NYLARC Holding Company Inc.	(Arizona)[7]
New York Life Agents Reinsurance Company	(Arizona)[7]
JREP Fund Holdings I, L.P.	(Cayman Is.)	(12.5%)
Jaguar Real Estate Partners L.P.	(Cayman Is.)	(30.3%)
NYLIFE Office Holdings Member LLC	(Delaware)	(51%)
NYLIFE Office Holdings LLC	(Delaware)	(51%)
NYLIFE Office Holdings REIT LLC	(Delaware)
REEP-OFC DRAKES LANDING CA LLC	(Delaware)
REEP-OFC CORPORATE POINTE CA LLC	(Delaware)
REEP-OFC VON KARMAN CA LLC	(Delaware)
REEP-OFC ONE BOWDOIN SQUARE MA LLC	(Delaware)
REEP-OFC 525 N Tryon NC LLC	(Delaware)
525 Charlotte Office LLC	(Delaware)	(100%)
NYLIFE Office Holdings Acquisitions REIT LLC	(Delaware)
REEP OFC Westory DC LLC	(Delaware)
Skyhigh SPV Note Issuer 2020 Parent Trust[8]

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
Skyhigh SPV Note Issuer 2020 LLC[8]

(+)By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-4.
(*)
Registered investment company as to which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of New York Life and is included for informational purposes only.
(†)
New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.
1
NYL Cayman Holdings Ltd. owns 15.62%.
2
NYL Worldwide Capital Investment LLC owns 0.002%.
3
NYLIC owns 15.28%, NYLIAC owns 0.00%, and MacKay owns 0.17% for a total ownership of 15.45%.
4
NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding LLC owns 36% of non-voting carry shares.
5
NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding III LLC owns 31.36% of non-voting carry shares.
6
Registered Managed Investment Scheme of which Ausbil Investment Management Limited is the sole Responsible Party.
7
Control is through a reliance relationship between NYLIC and this entity, not ownership of voting interests.
8
Control is through financial interest, not ownership of voting interests.

ITEM 30. INDEMNIFICATION
Article IX of the Amended and Restated By-Laws of New York Life Insurance and Annuity Corporation (“NYLIAC”) provides that NYLIAC shall indemnify and hold harmless (including the provision of a defense) certain persons to the fullest extent permitted by the Delaware General Corporation Law against all expenses, costs, judgments, penalties, fines, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amount paid in settlement) that any such person reasonably incurs or suffers if he/she is made party (or threatened to be made party) or is otherwise involved in a claim, action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he/she is (or was) a Director or officer of NYLIAC or was serving at NYLIAC’s request as a Director, officer, or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan. Such persons also have the right to have NYLIAC pay the reasonable expenses (including reasonable attorneys’ fees) incurred in the defense of any proceedings in advance of their final disposition, subject to certain conditions. NYLIAC may also, to the extent authorized by its Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of NYLIAC.
Please refer to Article IX of the Amended and Restated By-Laws of NYLIAC (Item 27 Exhibit (f)(2)(b) hereto) for the full text of the indemnification provisions.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS
(a) Other Activity. Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:
NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I
NYLIAC Variable Universal Life Separate Account-I
NYLIAC MFA Separate Account-I
NYLIAC MFA Separate Account-II
NYLIAC Variable Annuity Separate Account-I
NYLIAC Variable Annuity Separate Account-II
NYLIAC Variable Annuity Separate Account-III
NYLIAC VLI Separate Account
Mainstay Funds Trust
The MainStay Funds
MainStay VP Funds Trust
(b) Management. The principal business address of each director and officer of NYLIFE Distributors LLC is 30 Hudson Street, Jersey City, NJ 07302.
Names of Directors and Officers	Positions and Offices with Underwriter
McLean, John	Chairman and Chief Executive Officer
Gardner, Robert M.	Manager
Harte, Francis Michael	Manager and Senior Vice President
Lehneis, Kirk C.	Manager and Senior Managing Director
Cruz, David	Senior Vice President, Institutional Life
Howard, Linda M.	Corporate Vice President, Chief Compliance Officer, Office of Foreign Assets Control Officer and Anti-Money Laundering Officer
Huang, Dylan W.	Senior Vice President, Retail Annuities
Hung, Yie-Hsin	Senior Vice President, New York Life Investment Management
Virendra, Sonali	Senior Vice President, US Life and Agency
Akkerman, John W.	Senior Managing Director, MacKay Shields Institutional Sales
Barrack, Robert M.	Managing Director, GoldPoint Partners Institutional Sales
Sell, David S.	Managing Director, NYL Investors
Stringer, Christopher R.	Managing Director, Private Advisors Institutional Sales
Bain, Karen A.	Vice President, Tax
Behrens, Dawn	Vice President, Institutional Life
Gamble, Michael	Vice President, Institutional Life
Gomez, Mark A.	Vice President and General Counsel
Lynn, Eric J.	Vice President, Retail Life
Rhodehouse, Kevin G.	Vice President
Rubin, Janis C.	Vice President, Institutional Life
Wickwire, Brian D.	Vice President, Controller and Chief Operating Officer
Zimmerman, Jonathan H.	Managing Director, IndexIQ Institutional Sales
Meade, Colleen A.	Associate General Counsel and Secretary
Essig, Daniel	Corporate Vice President, US Life and Agency Product Consulting
Herrera, Rafaela M.	Corporate Vice President, Compliance and Sales Material Review
Long, Scott	Corporate Vice President, Insurance Solutions
Sharrier, Elizabeth A.	Corporate Vice President and Assistant Secretary
Hansen, Marta	Director, Chief Financial Officer, Principal Operations Officer and Treasurer
(c) Compensation from the Registrant.
Name of Principal Underwriter	New Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation
NYLIFE Distributors Inc.	-0-	-0-	-0-	-0-

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, New York, New York 10010; New York Life – Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and New York Life Investment Management LLC, State Street Bank, 801 Pennsylvania Avenue, Kansas City, Missouri 64105.
ITEM 33. MANAGEMENT SERVICES – Not applicable.
ITEM 34. FEE REPRESENTATION AS TO THE REASONABLENESS OF AGGREGATE FEES AND CHARGES
New York Life Insurance and Annuity Corporation (“NYLIAC”), the sponsoring insurance company of the NYLIAC Variable Annuity Separate Account-IV, hereby represents that the fees and charges deducted under the annuities described in this Registration Statement in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.
SECTION 403(b) REPRESENTATIONS
Registrant represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Amendment to the Registration Statement to be signed on its behalf in New York, New York on April 11, 2022.
NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT – IV (Registrant)
By:	/s/ Matthew Williams Name: Matthew Williams Title: Vice President
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (Depositor)
By:	/s/ Matthew Williams Name: Matthew Williams Title: Vice President
As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.
Craig L. DeSanto*	Chairman of the Board, President & Director
Elizabeth K. Brill*	Director
Alexander I. M. Cook*	Director
Eric Feldstein*	Director & Chief Financial Officer (Principal Financial Officer)
Robert M. Gardner*	Director & Controller (Principal Accounting Officer)
Francis M. Harte*	Director
Thomas A. Hendry*	Director
Jodi L. Kravitz*	Director
Mark J. Madgett*	Director
Anthony R. Malloy*	Director
Theodore A. Mathas*	Director & Chief Executive Officer (Principal Executive Officer)
Amy Miller*	Director
Matthew D. Wion*	Director

By:	/s/ Matthew Williams Matthew Williams Attorney-in-Fact
April 11, 2022

*Pursuant to Powers of Attorney filed herewith.

EXHIBIT INDEX
EXHIBIT NUMBER	DESCRIPTION
(j)(1)	Powers of Attorney
(k)(1)	Opinion and Consent of Michael McDonnell, Esq.
(l)(1)	Consent of PricewaterhouseCoopers LLP